As filed with the U.S. Securities and Exchange Commission on September 30, 2022

File Nos. 333-92935 and 811-09729

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 2,590	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 2,590	☒

(Check appropriate box or boxes)

iShares Trust

(Exact Name of Registrant as Specified in Charter)

c/o BlackRock Fund Advisors

400 Howard Street

San Francisco, CA 94105

(Address of Principal Executive Office)(Zip Code)

Registrant’s Telephone Number, including Area Code: (415) 670-2000

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With Copies to:

MARGERY K. NEALE, ESQ. BENJAMIN J. HASKIN, ESQ. ANNE C. CHOE, ESQ. WILLKIE FARR & GALLAGHER LLP 787 SEVENTH AVENUE NEW YORK, NY 10019-6099	MARISA ROLLAND, ESQ. BLACKROCK FUND ADVISORS 400 HOWARD STREET SAN FRANCISCO, CA 94105

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

______, 2022

2022 Prospectus
iShares Trust
•	iShares ESG Aware ICE-HIP Muni Bond ETF | ___ | _______

The information in this prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission (“SEC”). The securities described herein may not be sold until the registration statement becomes effective. This prospectus is not an offer to sell or the solicitation of an offer to buy securities and is not offering or soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ICE® is a trademark of ICE Data Indices, LLC or its affiliates and has been licensed for use for certain purposes by BlackRock Fund Advisors or its affiliates. HIP® is a trademark of HIP Investor, Inc. and/or its affiliates and used under license. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

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iSHARES® ESG AWARE ICE-HIP MUNI BOND ETF
Ticker: ___	Stock Exchange: ______
Investment Objective
The iShares ESG Aware ICE-HIP Muni Bond ETF (the “Fund”) seeks to track the investment results of the ICE HIP ESG US National Municipal Index, an index composed of investment-grade municipal bonds issued by U.S. states and their political subdivisions which tilts toward municipal bond issuers with higher HIP ESG ratings.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
___%	None	0.00%	___%

[1]	The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years
$__	$__

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
Principal Investment Strategies
The Fund seeks to track the investment results of the ICE HIP ESG US National Municipal Index (the “Underlying Index”), which has been developed by ICE Data Indices, LLC (“ICE Data”). Pursuant to an agreement between ICE Data and HIP Investor, Inc. (“HIP”), a third-party data provider, ICE Data considers environmental, social and governance (“ESG”) factors based on HIP’s ESG metrics ("HIP ESG Ratings") in its construction of the Underlying Index. The Fund is designed to provide investors with exposure to the broad municipal bond market while tilting towards issuers with higher ESG ratings, pursuant to ICE Data's Underlying Index methodology. The Fund does not purport to be an “Impact” fund – employing strategies where investments are made with intention to generate positive, measurable social and environmental impact alongside a financial return. Instead, ICE Data employs HIP ESG Ratings to understand how much an entity is exposed to material ESG risks (based on a sector-based materiality matrix) and how well the entity manages each material issue (ESG performance).
The Underlying Index is composed of U.S. dollar-denominated, investment grade tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and their political subdivisions selected from the ICE US National Municipal Excluding Tobacco & Private Entity
Index (the “Parent Index”). Qualifying securities of the Parent Index must (i) have at least $15 million currently outstanding face value; (ii) be part of a deal with an original offering size of at least $100 million; and (iii) have at least one-month remaining term to final maturity.
HIP evaluates the universe of issuers using a quantitative, fundamentals-based approach to rating and ranking investments based on their net benefits to society. The HIP ESG Rating framework and “scorecard” includes five pillars associated with core human needs: Health, Wealth, Earth, Equality and Trust (“HIP Pillars”), each of which correspond to a related ESG factor. HIP describes each pillar as follows: “Earth” - derive benefit from our ecosystems in the future means to treat them properly today, managing natural resources to be clean, renewable, and available for future use (environment); “Health” - physical health, mental agility, and overall satisfaction of customers, employees, citizens, and other stakeholders (social); “Wealth” - income generation, accumulating assets, and achievement of financial stability for customers, employees, citizens, and other stakeholders (social); “Equality” - proportion and balance in society across gender, ethnicity, and class (social); and “Trust” - transparency of information, ethical actions, and credible decision processes (governance). To be included in a sector’s “scorecard,” a data source must meet the following three requirements, as determined by HIP: (1) values must be a quantitative metric related to an issuer’s material outcome on people and/or planet; (2) there must be a direct relationship between the data point and the future risk of a bond issuer over the duration of the bond;

and (3) data set delivers significant or meaningful coverage across the peer universe, thus providing a performance range and appropriate context for comparison. HIP seeks to use the most recent information whenever possible, and generally excludes data older than three years.
HIP calculates the overall HIP ESG Ratings of issuers based on a weighted average of an entity’s score for each pillar. Using these HIP ESG Ratings, HIP determines grades for each sector across a 0-to-100 percentile spectrum and uses the standard deviation by sector to produce a “normalized” rating for each security relative to its sector (“HIP Sector Rating”). The sectors include education, energy, healthcare, housing, government, transportation and water. The minimum ESG metric enhancement target for the Underlying Index is equal to a 12.5% minimum weighted average increase of the HIP Sector Rating of the Underlying Index versus the Parent Index (“HIP Target”). To meet the HIP Target, ICE Data calculates and applies weighted adjustment factors (“Tilt Factors”). ICE Data separates the universe of issuers from the Parent Index into two groups – issuers with a HIP Sector Rating and issuers without a HIP Sector Rating. Issuers without a HIP Sector Rating are automatically assigned a Tilt Factor of 1.
ICE Data normalizes issuers with a HIP Sector Rating such that the weighting for these securities sum to 100%. ICE Data sorts the securities in descending order based on their HIP Sector Rating and segments the securities into quartiles, each with minimum and maximum Tilt Factors, based on cumulative percentage market value weights (“Segments”). ICE Data calculates the Tilt Factor for all securities within each segment and calculates adjusted constituent weights based on the market value of qualifying constituents in the Parent Index multiplied by their respective Tilt Factors. To reach the HIP Target, ICE Data normalizes the adjusted bond weights to 100 and aligns the weight with the ICE Fixed Income Sector Level 3 weight between the Parent and Underlying Indices. Also, ICE Data subjects the issuers to additional diversification constraints (i.e., maximum individual issuer weight of 10%).
The Underlying Index is rebalanced on the last calendar day of each month (“Rebalancing Date”).
As of July 31, 2022, there were 27,569 component securities in the Underlying Index. As of July 31, 2022, a significant portion of the Underlying Index is represented by municipal bonds. The components of the Underlying Index are likely to change over time. The Underlying Index includes municipal bonds, the interest of which is exempt from Federal income taxes and not subject to alternative minimum tax. Each bond in the Underlying Index must have a municipal bond rating of at least BBB- by Standard & Poor’s® Global Ratings, a subsidiary of S&P Global, Baa3 by Moody’s Investors Service, Inc., or BBB- by Fitch Ratings, Inc. at rebalance. A bond must be rated by at least one of these three rating agencies to qualify for the Underlying Index, and the lowest rating will be used in determining if the bond is investment grade. Each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $100 million and have a minimum par amount (i.e., currently outstanding face value) of $15 million at rebalance. In addition, each bond must have a minimum remaining term to final maturity greater than or equal to one calendar month at rebalance to be included in the Underlying Index. The Underlying Index is subject to a capping methodology that seeks to reduce concentration such that weight of any individual issue is capped at 10% of the Underlying Index.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index.
Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund will generally hold municipal bond securities issued by state and local municipalities whose interest payments are exempt from U.S. federal income taxes. As of the date of this prospectus (the "Prospectus"), interest that is exempt from U.S. federal income tax is also exempt from the federal Medicare contribution tax of 3.8% on “net investment income.” In addition, the Fund intends to invest any cash assets in one or more affiliated municipal money market funds, which may be advised by BFA or its affiliates. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Underlying Index is sponsored by ICE Data, which is independent of the Fund and BFA. ICE Data determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes. Securities of companies that have positive or favorable ESG characteristics may underperform other securities.
Assets Under Management (AUM) Risk. From time to time, an Authorized
Participant (as defined in the Creations and Redemptions section of this Prospectus), a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Calculation Methodology Risk. The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

California Municipal Securities Risk. Because the fund invests substantially in California municipal securities, it is more exposed to adverse political, economic and regulatory developments within the State of California than a fund that invests more widely.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, project type, group of project types, sector or asset class.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor,
ICE Data and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of ICE Data and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
ESG Investment Strategy Risk. The Fund’s ESG investment strategy limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not have an ESG focus. The Fund’s ESG investment strategy may result in the Fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. The companies selected for the Underlying Index as demonstrating ESG characteristics may not be the same companies selected by other index providers that use similar ESG screens. In addition, entities selected by ICE Data may not later display positive or favorable ESG characteristics.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by ICE Data for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact ICE Data or a third-party data provider, and could cause ICE Data to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Infectious Illness Risk. An outbreak of an infectious coronavirus (COVID-19) developed into a global pandemic that resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events have, and may continue to have, an impact on the Fund and its investments and could affect the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund's NAV. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. Other infectious illness outbreaks in the future may similarly affect the Fund and its investments.
Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. Because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. The historically low interest rate environment in recent years heightens the risks associated with rising interest rates.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. As the Fund will not fully replicate the Underlying Index, it is subject to the risk that BFA's investment strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES
TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Municipal Securities Risk. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues from such projects or assets. Certain municipal securities are issued by entities with limited taxing authority such as school districts, or are dependent on revenue from a particular sector or industry, such as the utilities sector, infrastructure sector, or transportation industry.
New York Municipal Securities Risk. Because the Fund invests substantially in New York municipal securities, it is more exposed to adverse political, economic and regulatory developments within the State of New York than a fund that invests more widely.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Passive Investment Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Tax Risk. There is no guarantee that the Fund's income will be exempt from U.S. federal income taxes.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX EXCHANGE-TRADED FUNDS (“ETFs”).
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund's valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance Information
As of the date of the Prospectus, the Fund has not commenced operations and therefore has no performance information to report.

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since inception (2022).
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions primarily from net tax-exempt income, although distributions of taxable capital gains may also occur. The Fund is generally not an appropriate investment for a 401(k) plan or an individual retirement account (“IRA”). Please consult your personal tax advisor.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on ____________ (the “primary listing exchange”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
The Fund is intended to join BlackRock's existing suite of iShares ESG Aware ETFs, which has been expanded over time with new products in an effort to provide a range of investment products to offer investor choice and meet investor demand.
Additional Index Information. In constructing the Underlying Index, ICE Data separates the issuers into two groups - securities with a HIP Sector Rating and securities without a HIP Sector Rating. Securities without a HIP Sector Rating are assigned a Tilt Factor of 1. ICE Data normalizes securities with a HIP Sector Rating such that the weighting for these securities sum to 100%. ICE Data sorts the securities in descending order based on their HIP Sector Rating and segments the securities into quartiles, each with minimum and maximum Tilt Factors, based on cumulative percentage market value weights (“Segments”). ICE Data calculates the Tilt Factor for all securities within each Segment and calculates adjusted constituent weights based on the market value of qualifying constituents in the Parent Index times their respective Tilt Factors. To reach the HIP Target, ICE Data normalizes the adjusted bond weights to 100 and aligns the weight with the ICE Fixed Income Sector Level 3 weight between the Parent and Underlying Indices. ICE Data calculates the final HIP Sector Rating of the Underlying Index and compares it to the HIP Target. If the HIP Sector rating is below the HIP Target, ICE Data will adjust Segment Tilt Factors to increase exposure to issuers in Segments with higher HIP Sector Rating and decrease exposure to issuers in Segments with lower HIP Sector Ratings, subject to minimum and maximum Tilt Factor constraints per
1

Segment. ICE Data repeats this process until the HIP Sector Rating of the resulting Underlying Index reaches the HIP Target. The final adjusted constituent weights of the Underlying Index are based on the last iteration.
Also, ICE Data subjects the issuers to the following additional diversification constraints:
1. Individual issuers are capped at 10% of the Underlying Index, with any excess redistributed across the uncapped issuers of the Underlying Index on a pro rata basis.
2. After applying the caps in step 1, the Underlying Index is segmented into a “large-cap” group, consisting of issuers with weights greater than or equal to 5%, and a “small-cap” group consisting of issuers with less than 5% weight.
3. Issuer weights in the small-cap group are capped at 4.85%, with any excess redistributed across the remaining uncapped issuers in the small-cap group.
4. If the combined weight of the large-cap group is greater than 25% of the Underlying Index, the weight of the group is reduced to 25%, with the weights of all issuers in the group reduced on a pro rata basis, provided no issuer is reduced below 5%.
5. Any excess weight resulting from the reduction of the large-cap group weight in step 4 redistributed across all issuers in the small-cap group on a pro-rata basis, provided no issuer exceeds 4.85%.
6. If all small-cap issuers reach the 4.85% cap, any remaining excess weight is redistributed across all issuers on a pro rata basis.
For purposes of applying the above caps, issuers are defined as issuing entities except for conduit debt, where the underlying issuer is used as defined by ICE Data. In addition, ICE Data considers an issuing entity’s general obligation debt a distinct issuer from any revenue debt. Pre-refunded securities are not included in issuer weights and are not subject to any issuer caps, nor do they receive redistributions of any excess weights.
Additional Information.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund's use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, ICE Data may make changes to the methodology or other adjustments to the Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
“Tracking error” is the divergence of the Fund's performance from that of the Underlying Index. Because the Fund uses a representative sampling indexing strategy,
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it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund's investment objective and the Underlying Index may be changed without shareholder approval.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. The securities and other assets in the Underlying Index or in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, market segments, asset classes or sectors. Various types of securities and indexes may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes. Securities of companies that have positive or favorable ESG characteristics may underperform other securities.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
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Calculation Methodology Risk. The Underlying Indexrelies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Underlying Index calculation methodology or sources of information will provide an accurate assessment of included issuers.
California Municipal Securities Risk. The Fund will invest significantly in municipal securities issued by or on behalf of California state or local governments or agencies. Risks affecting issuers of California municipal securities include, but are not limited to, the ongoing and evolving economic and health-related impacts of the COVID-19 pandemic on the national, State of California and local economies; the uncertain level of federal and State of California financial assistance available to address the impact of the COVID-19 pandemic; constitutional limitations affecting the ability of the State of California and municipalities to address financial downturns without voter approval; the impact of federal tax law changes; the impact of international events on consumer confidence, oil supplies and oil prices; the impact of behavioral changes in reaction to income and sales tax increases; shifts in monetary policy affecting interest rates and the financial markets; the magnitude of pension and post-retirement health care commitments, and the impact on the funding of such benefits of lower than expected returns; the impact of consumer spending on tax collections; increased demand for entitlement-based and claims-based programs such as Medicaid, public assistance and general public health; access to the capital markets in light of disruptions in the market; litigation against the State of California; the risk of earthquakes, climate change or other natural catastrophes to the State of California or localities; actions taken by the federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules; and any reduction in the creditworthiness of issuers of California municipal securities. For more information on the risks associated with California municipal instruments, see the Special Considerations Regarding Investments in California Municipal Securities section of the Fund’s Statement of Additional Information (“SAI”).
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, project type, group of project types, sector or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.
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Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. The Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by, or breaches of, the systems of the Fund's adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, ICE Data, market
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makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
ESG Investment Strategy Risk. The Fund's ESG investment strategy limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not have an ESG focus. The Fund’s ESG investment strategy may result in the Fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. The companies selected for the Underlying Index as demonstrating ESG characteristics may not be the same companies selected by other index providers that use similar ESG screens. In addition, entities selected by ICE Data may not later display positive or favorable ESG characteristics.
Income Risk. The Fund’s income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by ICE Data. There is no assurance that ICE Data or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While ICE Data provides descriptions of what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided by ICE Data to BFA. BFA does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by ICE Data for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the Fund and its shareholders.
Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact ICE Data or a third-party data provider, and could cause ICE Data to postpone a scheduled rebalance to the Underlying Index. This could cause the Underlying Index to vary from its normal or
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expected composition. The postponement of a scheduled rebalance could mean that constituents of the Underlying Index that would otherwise be removed at rebalance due to changes in market value, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. Apart from scheduled rebalances, ICE Data or its agents may carry out additional ad hoc rebalances to the Underlying Index due to reaching certain weighting constraints, unusual market conditions or corporate events or, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by ICE Data or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.
Infectious Illness Risk. An outbreak of an infectious coronavirus (COVID-19) developed into a global pandemic. The impact of this outbreak has adversely affected the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. Although vaccines have been developed and approved for use by various governments, the duration of the outbreak and its effects cannot be predicted with certainty. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to the Fund's NAV.
■	General Impact. This outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of, and delays in, healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary and permanent closures of stores, restaurants and other commercial establishments, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty.
■	Market Volatility. The outbreak has also resulted in extreme volatility, severe losses, and disruptions in markets which can adversely impact the Fund and its investments, including impairing hedging activity to the extent the Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Certain issuers of equity securities have cancelled or announced the suspension of dividends. The outbreak has, and may continue to, negatively affect the credit ratings of some fixed-income securities and their issuers.
■	Market Closures. Certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in which the Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of
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trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets.
■	Operational Risk. Another outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers, including BFA, rely, and could otherwise disrupt the ability of employees of the Fund's service providers to perform critical tasks relating to the Fund, for example, due to the service providers’ employees performing tasks in alternate locations than under normal operating conditions or the illness of certain employees of the Fund's service providers.
■	Governmental Interventions. Governmental and quasi-governmental authorities and regulators throughout the world have responded to the outbreak and the resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. The reversal of these policies and rising interest rates, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
■	Pre-Existing Conditions. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally, which could adversely affect the Fund and its investments and could result in increased premiums or discounts to the Fund's NAV.
Though the U.S. and other countries have broadly rescinded most travel restrictions and quarantine guidance, there may be other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.
Interest Rate Risk. If interest rates rise, the value of fixed-income securities or other instruments held by the Fund would likely decrease. A measure investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. For example, if a bond has a duration of five years and interest rates rise, the price of the bond will likely decline by a greater percentage than if the bond had a one year duration. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund's investments to decline significantly, which would adversely affect the value of the Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect certain fixed-income investments, including those held by the Fund. Because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. In addition, decreases in fixed income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
The historically low interest rate environment in recent years was created in part by the world’s major central banks keeping their overnight policy interest rates at, near or
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below zero percent and implementing monetary policy facilities, such as asset purchase programs, to anchor longer-term interest rates below historical levels. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are set at low levels and the market prices of portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. Central banks may increase their short-term policy rates or begin phasing out, or “tapering,” accommodative monetary policy facilities in the future. The timing, coordination, magnitude and effect of such policy changes on various markets are uncertain, and such changes in monetary policy may adversely affect the value of the Fund’s investments.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Management Risk. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding financial instruments in the face of market movements or uncertainty. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. During a general market downturn, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities. Changes in market conditions and
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interest rates generally do not have the same impact on all types of securities and instruments. In addition, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, transportation, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.
Market Trading Risk.
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund's portfolio holdings or
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NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility, including during periods of significant redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Municipal Securities Risk. Municipal securities include both general obligation bonds (bonds secured by the full faith and credit of the issuer) and limited obligation bonds (or “Revenue Bonds”). All municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Additionally, certain municipal securities may be issued by entities with limited taxing authority, which could limit or prevent tax increases necessary to make continued payments of principal and interest.
Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as
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uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. There is also the risk that corruption may negatively affect municipal issuers, including corruption related to a particular project from which payments on a security are derived, resulting in delays and cost overruns.
There may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities. As a result, municipal securities may be more difficult for the Fund to value accurately than the securities of public companies. Municipal securities may also be harder to buy and sell compared to taxable bonds and non-municipal securities, especially on short notice. Because the Fund invests a significant portion of its portfolio in municipal securities, the Fund’s portfolio is subject to greater exposure to illiquidity risk than a fund that invests in comparable taxable bonds or non-municipal securities.
The Fund and BFA will rely on the opinion of issuers’ bond counsel on the tax-exempt status of interest on municipal bonds. Neither the Fund nor BFA will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect, potentially resulting in the Fund and its shareholders being subject to substantial tax liabilities. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.
Revenue Bonds are backed by current or anticipated revenues from a specific project or specific assets and can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues from the project or the assets. Additionally, the market values of Revenue Bonds may decline in times of higher inflation to the extent that revenues are fixed income streams. In other instances, the prices that an issuer is able to charge users of its assets may be linked to inflation, whether by government regulation, contractual arrangement or other factors. Rising interest rates could result in higher costs of capital for certain issuers, which could negatively impact their ability to meet payment obligations. In this case, changes in the rate of inflation may affect the issuer’s revenues. Because many municipal securities are issued to finance projects, such as those related to education, health care, housing, transportation, utilities, and water and sewer, conditions in one or more of these sectors can affect the overall municipal market. Adverse conditions and developments affecting a particular project can result in lower revenues to an issuer of the municipal securities and, by extension, adversely affect payments of principal and interest on, or the market value of, such securities.
Additionally, certain municipal securities are issued by entities dependent on revenue from a particular sector and thus are subject to the specific risks associated with that sector.
Risk of Investing in Infrastructure-Related Municipal Securities. Entities that issue municipal securities related to infrastructure (“infrastructure issuers”) may be subject to a variety of factors that could adversely affect their capacity to make principal and interest payments, such as high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level
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of government spending on infrastructure projects, and other factors. Such issuers may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. Infrastructure issuers can be significantly affected by government spending policies.
Leverage Risk. Infrastructure issuers can be highly indebted, which increases investment risk and other risks normally associated with debt financing, which could adversely affect such an issuer’s operations and the market value of related municipal securities in periods of rising interest rates.
Operations Risk. The failure of an infrastructure issuer to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
Regulatory Risk. Infrastructure projects may be subject to significant regulation by various governmental authorities and also may be affected by regulation of rates charged to customers, service interruption due to environmental, operational or other events, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Strategic Asset Risk. Infrastructure issuers may control significant strategic assets (e.g., major pipelines or highways), which are assets that have a national or regional profile, and may have monopolistic characteristics. Given their national or regional profile or irreplaceable nature, strategic assets could generate additional risk not common in other industry sectors and they may be targeted for terrorist acts or adverse political actions.
User Risk. Infrastructure issuers can be dependent upon a narrow user base. If these users do not patronize infrastructure projects as expected, significant revenues could be lost and may not be replaceable, in which case infrastructure issuers may fail to pay their obligations.
Risk of Investing in Municipal Securities Issued By School Districts. School districts rely, in part, on funding appropriations from, among others, the federal government and state governments. As a result, municipal securities issued by school districts may be adversely affected by political and economic changes at the state or federal levels, such as decreased tax or other revenues, spending reductions or changes in appropriations. Municipal securities that are issued to finance a particular school district project often depend on revenues from ad valorem taxes (i.e., property taxes) to make principal and interest payments. Investors in these securities, similar to investors in municipal securities generally, face heightened risk of loss upon insolvency of the school district issuers because there is often no ready source of funding to pay principal and interest other than the local tax base, which a bankruptcy court or administrator does not control.
Risk of Investing in Transportation Infrastructure-Related Municipal Securities. The transportation infrastructure industry may be adversely affected by economic changes, increases in fuel and other operating costs, labor relations, insurance costs, and, in many jurisdictions, the effects of regulatory changes or other government decisions.
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Municipal securities that are issued to finance a particular transportation project (e.g., toll roads) often depend on revenues from that project to make principal and interest payments.
Risk of Investing in Utility-Related Municipal Securities. Certain municipal securities are issued by public bodies, including state and municipal utility authorities, to, among other things, finance the operation or expansion of utility entities. Various future economic and other conditions may adversely affect utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in demand for services and the effects of environmental and other governmental regulations. Certain utilities are subject to specific risks. For example, gas utilities are subject to risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas utility enters into long-term contracts for the purchase or sale of gas at a fixed price, since such prices may change significantly and to the disadvantage of the gas utility.
New York Municipal Securities Risk. The Fund will invest significantly in municipal securities issued by or on behalf of the State of New York and the City of New York. Risks affecting issuers of New York municipal securities include, but are not limited to, general economic and business conditions; the performance of the national and State of New York economies and the collection of economically sensitive tax receipts in the amounts projected; national and international events; inflation; changes in consumer confidence; commodity prices; natural calamities; major terrorist events, hostilities or war; climate change and extreme weather events; severe epidemic or pandemic events; cybersecurity threats; federal funding laws and regulations; financial sector compensation; monetary policy affecting interest rates and the financial markets; credit rating agency actions; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; technology industry developments and employment; effect of household debt on consumer spending and State tax collections; outcomes of litigation and other claims affecting the State of New York, the City of New York and other New York public bodies; Federal tax law changes; actions by the Federal government to reduce or disallow expected aid, including Federal aid authorized or appropriated by Congress, but subject to sequestration, administrative actions, or other actions that would reduce aid to the State; wage and benefit increases for State of New York employees that exceed projected annual costs; changes in the size of the State of New York’s workforce; the realization of the projected rate of return for pension fund assets and current assumptions with respect to wages for State of New York employees affecting the State of New York’s required pension fund contributions; the willingness and ability of the federal government to provide the aid expected in the State’s Financial Plan; the ability of the State of New York to implement cost reduction initiatives, including reductions in State of New York agency operations; the success with which the State of New York controls expenditures; unanticipated growth in Medicaid program costs; and the ability of the State of New York, the City of New York and other New York public bodies to issue securities successfully in the public credit markets. For additional
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information on New York State and New York City specific risks, see the Special Considerations Regarding Investments in New York Municipal Securities section of the Fund’s SAI.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to invest the Fund's assets in defensive positions under any market conditions, including declining markets.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the U.S. will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.
The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord, as well as significant challenges in managing and containing the outbreak of COVID-19. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. If the Fund were to be required to delist from the listing exchange, the value of the Fund may rapidly decline and performance may be negatively impacted. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
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Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal income taxes. ICE Data relies on the bond issuer’s prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment. Similarly, for municipal bonds not represented in the Underlying Index, BFA relies on prospectus disclosure of the tax opinion from the bond issuer’s counsel. Neither BFA nor the Fund guarantees that these opinions are correct, and there is no assurance that the U.S. Internal Revenue Service (“IRS”) will agree with the bond issuer’s counsel’s tax opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with U.S. federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the security could decline significantly in value. For municipal bonds not included in the Underlying Index, BFA will generally seek to obtain bonds that pay interest that is exempt from U.S. federal income taxes. The interest on any money market instruments or other cash equivalents and any derivatives held by the Fund may be subject to federal, state and local income taxation and the federal Medicare contribution tax.
Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal, state and local income tax, federal AMT or federal Medicare contribution tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. U.S. federal or state changes in income, federal AMT or federal Medicare contribution tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. BFA EXPECTS THAT THE FUND MAY EXPERIENCE HIGHER TRACKING ERROR THAN IS TYPICAL FOR SIMILAR INDEX ETFs.
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund's valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade
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in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. stock exchanges may be open on days when the Fund does not price its shares, the value of the securities or other assets in the Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of
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the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund's NAV.
Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold their investment for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the Shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume for the shares of the Fund and may, therefore, have a material upward or downward effect on the market price of the Fund shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the
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Fund’s portfolio holdings compared to the performance of the Underlying Index. This may increase the risk of the Fund being underinvested to the Underlying Index and increase the risk of tracking error.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI. The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
For its investment advisory services to the Fund, BFA will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of __%. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of _______, 2022, BFA and its
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affiliates provided investment advisory services for assets in excess of $___ trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Trust's Board of Trustees (the “Board”) of the Investment Advisory Agreement with BFA will be available in the Fund's ______ Report for the period ending ______.
Portfolio Managers. James Mauro and Karen Uyehara are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their respective portfolio management teams to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since inception (2022).
Karen Uyehara has been employed by BFA or its affiliates as a senior portfolio manager since 2010. Prior to that, Ms. Uyehara was a portfolio manager at Western Asset Management Company (WAMCO). Ms. Uyehara has been a Portfolio Manager of the Fund since inception (2022).
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates act, or may act, as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. The Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Fund may also invest
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in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. BFA or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or its or their directors, officers, employees or clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA or its Affiliates may adversely impact the Fund. Transactions by one or more clients or by BFA or its Affiliates or their directors, officers or employees may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA or one or more Affiliates and/or their internal policies designed to comply with such restrictions.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. The price, availability, liquidity, and (in some cases) expense ratio of the Fund may be impacted by purchases and sales of the Fund by BlackRock and/or its advisory clients.
The activities of BFA and its Affiliates and their respective directors, officers or employees may give rise to other conflicts of interest that could disadvantage the Fund
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and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “__.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day,
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Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is ______.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by
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dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund is determined pursuant to BFA’s valuation policies and procedures. BFA has been designated by the Board as the valuation designee for the Fund pursuant to Rule 2a-5 under the Investment Company Act.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with BFA's valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities and money market instruments is substantially completed each day at various times prior to the close of regular trading hours of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, BFA will fair value the Fund’s investments in accordance with its policies and procedures. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index,
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which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares. In general, the Fund seeks to produce income that is generally exempt from federal income tax and will not benefit investors in tax deferred retirement accounts such as IRAs or investors not subject to federal income tax.
Taxes on Distributions.
Dividends paid by the Fund that are properly reported as tax-exempt interest dividends will not be subject to regular U.S. federal income tax. The Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation. Dividends paid by the Fund will be exempt from U.S. federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund’s tax-exempt interest income as long as 50% or more of the value of the Fund’s assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for U.S. federal
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income tax purposes and as long as the Fund properly reports such dividends as tax-exempt interest dividends. Exempt interest dividends from interest earned on municipal securities of a state, or its political subdivisions, may be exempt from income tax in that state. However, income from municipal securities of other states generally will not qualify for tax-free treatment.
Distributions from the Fund’s net investment income other than from net tax-exempt income, including distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Taxable distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, any taxable distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. To the extent the Fund does not include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income. Consult your financial intermediary or tax advisor.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to
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U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be taxable to you to the extent of the Fund's undistributed current earnings and profits and then may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Shareholders will receive information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to them by the Fund during the prior year. Likewise, the amount of tax-exempt income, including any tax-exempt income subject to AMT, that the Fund distributes will be reported and such income must be reported on the shareholder’s U.S. federal income tax return. The AMT is a separate tax system that operates in parallel to the regular federal income tax system but eliminates many deductions and exclusions. The AMT has different tax rates and treats as taxable certain types of income that are nontaxable for regular income tax purposes. The interest on certain “private activity” municipal bonds is taxable income for AMT purposes. If a taxpayer’s overall AMT liability is higher than regular income tax liability, then the taxpayer owes the regular income tax liability plus the difference between the AMT liability and the regular income tax liability.
Taxes When Shares Are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
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Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may substitute cash in a creation transaction for any security that may be unavailable or not available in sufficient quantity for delivery to the Fund among other reasons. As a result, Creation Units may be issued for a substantial portion of cash. Additionally, the Fund may substitute cash in a redemption transaction for any security and Creation Units may be redeemed for a substantial portion of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
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Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
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Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
Financial Highlights
Financial highlights for the Fund are not available because, as of the effective date of this Prospectus, the Fund has not commenced operations and therefore has no financial highlights to report.
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Index Provider
The Underlying Index is owned, maintained and administered by ICE Data. ICE Data is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.
BFA or its affiliates have entered into a license agreement with ICE Data to use the Underlying Index. BFA, or its affiliates, sublicenses rights in the Underlying Index to the Trust at no charge.
Disclaimers
Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “ICE SM/®” is a service/trade mark of ICE Data Indices, LLC or its affiliates and HIP® is a trademark of HIP Investor, Inc. and/or its affiliates and used under license. These trademarks have been licensed, along with the ICE HIP ESG US National Municipal Index (“Index”) for use by BlackRock Inc. in connection with iShares ESG Aware ICE-HIP Muni Bond ETF (the “Product”). Neither BlackRock Inc., iShares Trust (the "Trust") nor the Product, as applicable, is sponsored, endorsed, sold or promoted by ICE Data Indices, LLC, its affiliates or its Third Party Suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Product particularly, the Trust or the ability of the Index to track general stock market performance. ICE Data's only relationship to BlackRock Inc. is the licensing of certain trademarks and trade names and the Index or components thereof. The Index is determined, composed and calculated by ICE Data without regard to the LICENSEE or the Product or its holders. ICE Data has no obligation to take the needs of the Licensee or the holders of the Product into consideration in determining, composing or calculating the Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of LICENSEE or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Product. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
Shares of the Fund are not sponsored, endorsed or promoted by ______. ______ makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the ability of the
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Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track market performance. ______ is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. ______ has no obligation or liability to owners of shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
______ does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. ______ makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of shares of the Fund, or any other person or entity from the use of the Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use.
______ makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall ______ have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
The past performance of the Underlying Index is not a guide to future performance. BFA and its affiliates do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA and its affiliates shall have no liability for any errors, omissions or interruptions therein. BFA and its affiliates make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA or its affiliates have any liability for any special, punitive, direct, indirect, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.
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Want to know more?
iShares.com     |    1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and other information can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2022 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK® are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-09729
IS-P-___-___

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Statement of Additional Information is not an offer to sell or the solicitation of an offer to buy securities and is not offering or soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.
iShares® Trust
Statement of Additional Information
Dated _______, 2022
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following series of iShares Trust (the “Trust”):
Fund	Ticker	Listing Exchange
iShares ESG Aware ICE-HIP Muni Bond ETF (the “Fund”)	___	____
The Prospectus for the Fund is dated _______, 2022, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus for the Fund may be obtained without charge by writing to the Trust’s distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 1 University Square Drive, Princeton, NJ 08540, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. The Fund's Prospectus is incorporated by reference into this SAI.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.
iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.

i

ii

iii

General Description of the Trust and the Fund
The Trust currently consists of more than __ investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates solely to the Fund.
The Fund is managed by BlackRock Fund Advisors (“BFA”), an indirect wholly-owned subsidiary of BlackRock, Inc., and generally seeks to track the investment results of the specific benchmark index identified in the Fund's Prospectus (the “Underlying Index”).
The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a designated portfolio of securities, assets or other positions (including any portion of such securities for which cash may be substituted) included in its Underlying Index (the “Deposit Securities” or “Creation Basket”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on _______ (the “Listing Exchange”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units by Authorized Participants (as defined in the Creation and Redemption of Creation Units-Role of the Authorized Participant section of this SAI) and generally, in exchange for portfolio securities and a Cash Amount (as defined in the Redemption of Creation Units section of this SAI). Creation Units typically are a specified number of shares, generally ____ or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash and reserves the right to permit or require the substitution of Deposit Securities in lieu of cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to purchase Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and in other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund; (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act; (iii) any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, when you buy or sell shares of the Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.

The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor's equity interest in the Fund.
Investment Strategies and Risks
The Fund seeks to achieve its objective by investing primarily in both fixed-income securities that compose the and in investments that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and is not actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.
The Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund's Underlying Index. Securities selected have aggregate investment characteristics (based on market value and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Fund’s Underlying Index. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index.
Although the Fund does not seek leveraged returns, certain instruments used by the Fund may have a leveraging effect as described below.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. For example, the Fund may invest in municipal bonds not included in the Underlying Index in order to reflect prospective changes in the Underlying Index (such as index reconstitutions, additions and deletions). The Fund will generally hold municipal bond securities issued by state and local municipalities whose interest payments are exempt from U.S. federal income taxes. As of the date of this SAI, interest that is exempt from U.S. federal income tax is also exempt from the federal Medicare contribution tax of 3.8% on “net investment income.” In addition, the Fund intends to invest any cash assets in one or more affiliated municipal money market funds, which may be advised by BFA or its affiliates. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
Bonds.   The Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by issuers to borrow money from investors.
An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, the Fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on an issuer’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).
Borrowing.  The Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions.
The purchase of securities while borrowings are outstanding may have the effect of leveraging the Fund. The incurrence of leverage increases the Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the NAV of Fund shares and in the yield on the Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by the Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to the Fund’s shareholders will outweigh the current reduced return.
Certain types of borrowings by the Fund must be made from a bank or may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA’s management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Diversification Status.  The Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may constitute a significant percentage of the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.
Futures, Options on Futures and Securities Options.  Futures contracts, options on futures and securities options may be used by the Fund to simulate investment in its Underlying Index, to facilitate trading or to reduce transaction costs. The Fund may enter into futures contracts and options on futures that are traded on a U.S. or non-U.S. futures exchange. The Fund will not use futures, options on futures or securities options for speculative purposes. The Fund intends to use futures and options on futures in accordance with Rule 4.5 of the Commodity Futures Trading Commission (the “CFTC”) promulgated under the Commodity Exchange Act (“CEA”). BFA, with respect to the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that BFA, with respect to the Fund, is not subject to registration or regulation as a commodity pool operator under the CEA. See the Regulation Regarding Derivatives section of this SAI for more information.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. The Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is similar to a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract if all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” will be made to and from the broker daily as the price of the instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. An option on a futures contract, as contrasted with a direct investment in such a contract, gives the purchaser the right, but no obligation, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.
The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed-upon price per share, also known as the “strike price,” less the premium received from writing the put. The Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
Securities options may be used by the Fund to obtain access to securities in the Underlying Index or to dispose of securities in the Underlying Index at favorable prices, to invest cash in a securities index that offers similar exposure to that provided by the Underlying Index or otherwise to achieve the Fund’s objective of tracking the Underlying Index. A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at an exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. The Fund may purchase or sell securities options on a U.S. or non-U.S. securities exchange or in the OTC market through a transaction with a dealer. Options on a securities index are typically settled on a net basis based on the appreciation or depreciation of the index level over the strike price. Options on single name securities may be cash- or physically-settled, depending upon the market in which they are traded. Options may be structured so as to be exercisable only on certain dates or on a daily basis. Options may also be structured to have conditions to exercise (i.e., “Knock-in Events”) or conditions that trigger termination (i.e., “Knock-out Events”).
Lending Portfolio Securities.  The Fund may lend portfolio securities to certain borrowers that BFA determines to be creditworthy, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have otherwise received if the securities were not on loan.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by any positive difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Fund for such loans, and uninvested cash, may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such investments are subject to investment risk.
The Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund to act as securities lending agent. To the extent that the Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the “Board,” the trustees of which are the “Trustees”).
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), foreign exchange risk (i.e., the risk of a shortfall at default when a cash collateral investment is denominated in a currency other than the currency of the assets being loaned due to movements in foreign exchange rates), and credit, legal, counterparty and market risks (including the risk that market events could lead the Fund to recall loaned securities or to lend less or not at all, which could lead to reduced securities lending revenue). If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund’s ability to participate in a corporate action event may be impacted, or the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This latter event could trigger adverse tax consequences for the Fund. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments received by the Fund representing dividends paid on securities loaned out by the Fund will not be considered qualified dividend income. BTC will take into account the tax effects on shareholders caused by this difference in connection with the Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income. There could also be changes in the status of issuers under applicable laws and regulations, including tax regulations, that may impact the regulatory or tax treatment of loaned securities and could, for example, result in a delay in the payment of dividend equivalent payments owed to the Fund (as permitted by applicable law).
Regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements.
Liquidity Risk Management.  Rule 22e-4 under the Investment Company Act (the “Liquidity Rule”) requires open-end funds, including exchange-traded funds (“ETFs”) such as the Fund, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Fund has implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed BFA as the administrator of the Liquidity Program. Under the Liquidity Program, BFA assesses, manages, and periodically reviews the Fund’s liquidity risk and classifies each investment held by the Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interest in the Fund. The liquidity of the Fund's portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Fund can expect to be exposed to greater liquidity risk.
Municipal Insurance.  A municipal security may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).
Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.
Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent, or (iii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.
Because a significant portion of the municipal securities issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.
Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or if the market discounts the value of the insurance provided by the insurer, the value of the municipal security would be more, if not entirely, dependent on the rating of the municipal security independent of insurance.
Municipal Securities.  The Fund invests in securities issued in the U.S. market by U.S. states and territories, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (“municipal securities”), the interest payments of which are not subject to U.S. federal income tax. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or “Revenue Bonds”), including industrial development bonds issued pursuant to former U.S. federal tax law.
General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Revenue Bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue Bonds that are issued to finance a particular project often depend on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project can result in lower revenues to the issuer of the municipal securities. Additionally, the market values of Revenue Bonds may decline in times of higher inflation to the extent that revenues are fixed income streams. In other instances, the prices that certain Revenue Bond issuers are able to charge users of their assets may be linked to inflation, whether by government regulation, contractual arrangement or other factors. In this case, changes in the rate of inflation may affect the issuer’s revenues. Additionally, rising interest rates could result in higher costs of capital for issuers of both general obligation bonds and Revenue Bonds, which could negatively impact their ability to meet payment obligations.
The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, than non-municipal securities. In addition, the municipal securities market is generally characterized as a buy and hold investment strategy. As a result, the accessibility of municipal securities in the market is generally greater closer to the original date of issue of the securities and lessens as the securities move further away from such issuance date.
Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.
Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly-traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

Obligations of issuers of municipal securities are subject to insolvency concerns and, unlike obligations of corporate issuers, may not be subject to resolution in the event of insolvency or default through a bankruptcy proceeding. The U.S. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. In addition, municipal securities are subject to the risk that their tax treatment could be changed, thereby affecting the value of outstanding municipal securities. There is also the possibility that as a result of litigation or other conditions, such as passing of a referendum, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal securities in the same manner.
Additionally, certain municipal securities are issued by entities dependent on revenue from a particular sector and thus are subject to the specific risks associated with that sector. These sectors are described in more detail below.
Risk of Investing in Health Care-Related Municipal Securities. Changes to state or federal policy tied to health care services could adversely affect the value of municipal securities backed by revenue from public hospitals and other health care facilities. Regulatory changes that govern cost reimbursements to health care providers under government-funded programs such as Medicare and Medicaid, including policies that award exclusive contracts to certain hospitals, may adversely affect the revenue streams backing certain municipal securities. Additionally, the expansion of healthcare facilities by some issuers may be subject to “determinations of need” by various regulators or other authorities. This process not only generally increases the time and expenses such expansions entail, but also makes expansion plans uncertain, thus potentially limiting the revenue and growth of healthcare facility operators. Moreover, local, state and federal governmental bodies are under increasing pressure to reduce medical spending and control healthcare costs, which could both adversely affect regulatory processes and public funding available for healthcare services and facilities. The value of healthcare-related municipal securities could also be affected by a variety of other factors that impact the underlying healthcare facilities including demand for services, the ability of the health care facility to provide the services required, competition with other facilities, and expenses (such as malpractice insurance premiums).
Risk of Investing in Infrastructure-Related Municipal Securities. Entities that issue municipal securities related to infrastructure (“infrastructure issuers”) may be subject to a variety of factors that could adversely affect their capacity to make principal and interest payments, such as high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Such issuers may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. Infrastructure issuers can be significantly affected by government spending policies.
Leverage Risk. Infrastructure issuers can be highly indebted, which increases investment risk and other risks normally associated with debt financing, which could adversely affect such an issuer’s operations and the market value of related municipal securities in periods of rising interest rates.
Operations Risk. The failure of an infrastructure issuer to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
Regulatory Risk. Infrastructure projects may be subject to significant regulation by various governmental authorities and also may be affected by regulation of rates charged to customers, service interruption due to environmental, operational or other events, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Strategic Asset Risk. Infrastructure issuers may control significant strategic assets (e.g., major pipelines or highways), which are assets that have a national or regional profile, and may have monopolistic characteristics. Given their national or regional profile or irreplaceable nature, strategic assets could generate additional risk not common in other industry sectors and they may be targeted for terrorist acts or adverse political actions.
User Risk. Infrastructure issuers can be dependent upon a narrow user base. If these users do not patronize infrastructure projects as expected, significant revenues could be lost and may not be replaceable, in which case infrastructure issuers may fail to pay their obligations.

Risk of Investing in Municipal Securities Issued By School Districts. School districts rely, in part, on funding appropriations from, among others, the federal government and state governments. As a result, municipal securities issued by school districts may be adversely affected by political and economic changes at the state or federal levels, such as decreased tax or other revenues, spending reductions or changes in appropriations. Investors in these securities, similar to investors in municipal securities generally, face heightened risk of loss upon insolvency of the school district issuers because there is often no ready source of funding to pay the bonds other than the local tax base, which a bankruptcy court or administrator does not control.
Risk of Investing in Transportation Infrastructure-Related Municipal Securities. The transportation infrastructure industry may be adversely affected by economic changes, increases in fuel and other operating costs, labor relations, insurance costs, and, in many jurisdictions, the effects of regulatory changes or other government decisions. Municipal securities that are issued to finance a particular transportation project (e.g., toll roads) often depend on revenues from that project to make principal and interest payments.
Risk of Investing in Utility-Related Municipal Securities. Certain municipal securities are issued by public bodies, including state and municipal utility authorities, to, among other things, finance the operation or expansion of utility entities. Various future economic and other conditions may adversely affect utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in demand for services and the effects of environmental and other governmental regulations. Certain utilities are subject to specific risks. For example, gas utilities are subject to risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas utility enters into long-term contracts for the purchase or sale of gas at a fixed price, since such prices may change significantly and to the disadvantage of the gas utility.
The types of municipal securities in which the Fund may invest include, but are not limited, to the following:
Industrial Development Bonds
Industrial development bonds generally are also Revenue Bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).
Private Activity Bonds
The Fund may invest in private activity bonds, which are bonds issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current U.S. federal tax laws place substantial limitations on the size of such issues.
Municipal Notes
Municipal notes (also known as municipal commercial paper) are shorter-term municipal debt obligations. They may provide interim financing in anticipation of tax collection, receipt of grants, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on a municipal note may be delayed or the note may not be fully repaid, and the Fund may lose money.
Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only out of the assets, if any, that remain after secured creditors are repaid.
Ratings.  An investment-grade rating generally means the security or issuer is rated investment-grade by one or more of Moody’s, S&P Global Ratings, Fitch, or another credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by BFA. Generally, bonds rated

Baa3 or above by Moody’s or BBB- or above by S&P Global Ratings and Fitch are considered “investment-grade” securities, bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments.
Subsequent to purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated below Baa3 by Moody’s or below BBB- by S&P Global Ratings or Fitch are generally considered below investment-grade quality and are obligations of issuers that are generally considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such lower-rated securities are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Please see Appendix B of this SAI for a description of each rating category of Moody's, S&P Global Ratings and Fitch and BFA's treatment of investments that are not rated by any of the rating agencies.
Regulation Regarding Derivatives.  The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”) or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments.
BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA with respect to the Fund. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA with respect to the Fund.
Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin and initial margin requirements. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund.
Rule 18f-4 under the Investment Company Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. Section 18 of the Investment Company Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”).
Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Directors/Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund's “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).
Repurchase Agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.
Repurchase agreements pose certain risks for the Fund, should it decide to utilize them. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund’s assets. The use of reverse repurchase agreements is a form of leverage, and the proceeds obtained by the Fund through reverse repurchase agreements may be invested in additional securities.
Rule 18f-4 under the Investment Company Act permits the Fund to enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the Investment Company Act, provided that the Fund either (i) complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as Derivatives Transactions under Rule 18f-4. (See “Regulation Regarding Derivatives” above.)
Securities of Investment Companies.  The Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company, and (iii) 10% of the fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund intends from time to time to invest its assets in securities of investment companies, including, but not limited to, money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect the Fund's pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable). The Fund may invest in shares of other iShares funds that provide substantially similar exposure to the securities in its Underlying Index. BFA will not charge advisory fees on that portion of the Fund's assets invested in shares of other iShares funds.
Short-Term Instruments and Temporary Investments.   The Fund may invest in short-term instruments, including variable rate demand notes, short-term municipal securities, short-term municipal money market funds and money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody's, “F-1” by Fitch or “A-1” by S&P Global Ratings, or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Swap Agreements.  Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on a pre-determined underlying investment or notional amount. In return, the other party agrees to make periodic payments to the first party based on the return (or a differential in rate of return) earned or realized on the underlying investment or notional amount. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis.
The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets.
Future Developments.  The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in the Fund is contained in the Fund's Prospectus. An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.
Borrowing Risk.  Borrowing may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio. Borrowing will cause the Fund to incur interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Call Risk.  During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.

Illiquid Investments Risk.  The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and the Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of the Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.
Issuer Insolvency Risk.  The Fund's potential exposure to financially or operationally troubled issuers involves a high degree of credit and market risk, which may be heightened during an economic downturn or recession. Should an issuer of securities held by the Fund become involved in a bankruptcy proceeding, reorganization or financial restructuring, a wide variety of considerations make an evaluation of the outcome of the Fund’s exposure to the issuer uncertain.
During the period of a bankruptcy proceeding, reorganization or financial restructuring, it is unlikely that the Fund will receive any interest payments on the securities of the issuer. The Fund will be subject to significant uncertainty as to whether the reorganization or restructuring will be completed, and the Fund may bear certain extraordinary expenses to protect and recover its investment. The Fund will also be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the securities of the issuer held by the Fund will eventually be satisfied. Even if a plan of reorganization or restructuring is adopted with respect to the securities of the issuer held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such plan of reorganization or restructuring will not have a lower value or income potential than may have been anticipated or no value. The Fund may be unable to enforce its claims or rights in any collateral or may have its claims or security interest in any collateral challenged, disallowed or subordinated to the claims or security interests of other creditors. In addition, amendments to the U.S. Bankruptcy Code or other relevant laws could alter the expected outcome or introduce greater uncertainty regarding the outcome of the Fund's securities holdings in the issuer. In a bankruptcy proceeding, a reorganization or restructuring, the securities of the issuer held by the Fund could be re-characterized, or the Fund may receive different securities or other assets, including equity securities. These types of equity securities include, but are not limited to: common stock; preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; and depositary receipts. The value of equity securities received by the Fund could decline if the financial condition of the issuer deteriorates or if overall market and economic conditions, or conditions within the issuer’s region or industry, deteriorate. Equity securities received by the Fund through a bankruptcy proceeding, reorganization or restructuring of an issuer would not be component securities of the Fund’s Underlying Index, which could subject the Fund to additional tracking error risk.
To the extent that the Fund receives other assets in connection with a bankruptcy proceeding, reorganization or financial restructuring, the Fund may also be subject to additional risks associated with the assets received. One example of assets that the Fund could receive is an interest in one or more loans made to the issuer as part of a workout agreed to by a consortium of lienholders and creditors of the issuer. The Fund may receive such interests in loans to the extent permitted by the 1940 Act.
Securities or other assets received in a reorganization or restructuring typically entail a higher degree of risk than investments in securities of issuers that have not undergone a reorganization or restructuring and may be subject to heavy selling or downward pricing pressure after completion of the reorganization or restructuring. The post-reorganization/restructuring assets and securities may also be illiquid and difficult to sell or value. If the Fund participates in negotiations with respect to a plan of reorganization or restructuring with respect to securities of the issuer held by the Fund, the Fund also may be restricted from disposing such securities for a period of time. If the Fund becomes involved in such proceedings, the Fund may have more active participation in the affairs of the issuer than that assumed generally by an investor.
LIBOR Risk.  The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The Fund’s investments may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund may also reference LIBOR.

LIBOR Replacement Risk.  As part of the phase-out of the use of LIBOR, the rate’s administrator, ICE Benchmark Administration Limited (“IBA”), discontinued two USD LIBOR settings immediately after publication on December 31, 2021. The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, and IBA previously announced that a majority of USD LIBOR settings will no longer be published after June 30, 2023. While the FCA is requiring the IBA to publish certain LIBOR settings, potentially to include USD settings, on a “synthetic” basis, the “synthetic” methodology is not based on panel bank contributions and is not intended to be representative of the interest rates in the underlying market. The Fund may have investments linked to other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), which may also cease to be published. Various financial industry groups continue planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate, such as the Secured Overnight Financing Rate (“SOFR”), which is intended to replace USD LIBOR.
In June 2017, the Alternative Reference Rates Committee, which includes various private-market participants working with the Federal Reserve, announced its selection of the new SOFR, which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as its recommendation for an appropriate replacement for USD LIBOR. The Federal Reserve Bank of New York began publishing SOFR in 2018, and it has been used increasingly on a voluntary basis in new instruments and transactions. At times, SOFR has proven to be more volatile than the 3-month USD LIBOR. Working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of, new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly issued instruments that use a reference rate other than LIBOR still may be developing. Instruments with fallback provisions (i.e., contractual provisions specifying the trigger events for a transition to a replacement rate) to facilitate the transition from LIBOR to an alternative reference rate may also include adjustments that do not adequately compensate the holder for the different characteristics of the alternative reference rate. As a result, the fallback provision causes a value transfer from one party to the instrument to the counterparty. Because the usefulness of LIBOR as a benchmark could decline during the transition period, these and related adverse effects could occur with respect to particular LIBOR settings as they are phased out. There may also be challenges for the Fund to enter into hedging transactions against such newly issued instruments until a market for such hedging transactions develops.
The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary based on, among other things, (1) existing fallback or termination provisions in individual contracts and the potential renegotiation of existing contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. The Fund's investments may also be tied to other interbank offered rates and currencies, which may face similar issues. In many cases, if an instrument falls back to an alternative reference rate, including SOFR, the alternative reference rate will not perform the same as LIBOR because the alternative reference rate does not include a credit-sensitive component in the rate calculation. Alternative reference rates generally reflect the performance of the market for U.S. Treasury securities, which are secured by the U.S. Treasury, and not the interbank lending markets. Therefore, in the event of a credit crisis, floating rate instruments using certain alternative reference rates could perform differently than those instruments using a rate indexed to the interbank lending market. In addition, legislation may affect the transition of LIBOR-based instruments by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate selected by such agents. Such legislation, which has been enacted in some jurisdictions, generally includes safe harbors from liability, meaning that the Fund may have limited recourse if the alternative reference rate does not fully compensate the Fund for the transition of an instrument from LIBOR. All of the aforementioned may adversely affect the Fund’s performance or NAV.
Municipal Market Disruption Risk.  The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the U.S. federal income tax exemption for interest on municipal securities are introduced before the U.S. Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of the Fund’s holdings would be affected, and the Trustees would reevaluate the Fund’s investment objective and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Fund.
Operational Risk.  BFA and the Fund's other service providers may experience disruptions or operating errors such as processing errors or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Fund. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BFA, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BFA or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Repurchase Agreement Risk.  A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.
Risk of Derivatives.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500 or the prime lending rate). The Fund may invest in variable rate demand notes and obligations, and tender option bonds, which may be considered derivatives. Compared to securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage.
When a derivative is used as a hedge against a position that the Fund holds or is committed to purchase, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains, and in some cases, hedging can cause losses that are not offset by gains, and the Fund will recognize losses on both the investment and the hedge. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions, which entail additional transaction costs, will be effective.
Risk of Futures and Options on Futures Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the bond index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered bond index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit its risk exposure to levels comparable to a direct investment in the types of bonds in which it invests.
Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.
Risk of Swap Agreements.  The risk of loss with respect to swaps is generally limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive).
The Fund is required to post and collect variation margin and initial margin (comprised of specified liquid securities subject to haircuts) in connection with trading of OTC swaps. These requirements may raise the costs for the Fund’s investment in swaps.
Securities Lending Risk.  The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Special Considerations Regarding Investments in California Municipal Securities
Following is a brief summary of some of the factors that may affect the financial condition of the State of California (referred to herein as the “State” or “California”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors nor an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the ongoing and evolving economic and health-related impacts of the COVID-19 pandemic on the State, local and national economies, the uncertain impact of federal and State financial assistance available to address the impact of the COVID-19 pandemic, changes in federal policies related to trade, health care and immigration, social and environmental policies and conditions, the national and international markets for products produced in California, developments in municipal bankruptcies and significant unfunded pension and other post-employment benefit liabilities, could have an adverse impact on the financial condition of the State and its political subdivisions. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal securities acquired by the Fund to pay interest on or principal of the municipal securities.
The Fund invests a high proportion of its assets in California municipal securities. The payment of interest on and preservation of principal in these securities are dependent upon the continuing ability of California issuers and/or obligors of

State, municipal and public authority debt obligations to meet their obligations thereunder. In addition to general economic pressures, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could adversely affect a California issuer’s ability to raise revenues to meet its financial obligations.
The following summary is based upon the most recent publicly available State budget documents, specifically, the 2022-23 Governor’s Budget (defined below), which was released by the Governor of the State (the “Governor”) on January 10, 2022; the May Revision to the 2022-23 Governor’s Budget, which was released on May 13, 2022; the State Legislative Analyst’s Office (“LAO”) initial review of the State budget documents and offering statements relating to public debt offerings of the State. This summary has not been updated nor will it be updated during the year. Neither the Fund nor its legal counsel has independently verified this information. The information provided below is intended only as a general summary and is subject to change rapidly, substantially, and without notice, particularly in light of the ongoing and evolving COVID-19 pandemic, and the inclusion of such information herein shall not create any implication that there has been no change in the affairs of the State or issuers therein since the date of its preparation.
Certain statements included in this summary constitute “forward-looking statements.” Such statements are generally identifiable by the terminology used such as “plan,” “estimate,” “expect,” “budget” or similar words. The achievement of certain results or other expectations contained in such forward-looking statements involve known or unknown risks, uncertainties and other factors that may cause actual results, performance or achievements attained to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements.
Overview; COVID-19 Pandemic
The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The annual State budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). The Governor released his initial budget proposal for fiscal year 2022-23 on January 10, 2022 (the “2022-23 Governor’s Budget”). State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year. The Governor released his May Revision to the 2022-23 Governor’s Budget on May 13, 2022 (the “May Revision”). The Governor is required to sign the budget by the start of the fiscal year on July 1. The Governor signed the fiscal year 2021-22 budget (the “2021-22 Budget”) on June 28, 2021. The State Legislative Analyst’s Office (“LAO”) releases analysis of the Governor’s various budget proposals throughout the year.
The May Revision projected total general fund beginning balance, revenues and transfers of $235.1 billion for fiscal year 2022-23 (an approximately 11.2% decrease over estimated results for fiscal year 2021-22), authorized expenditures of $227.4 billion for fiscal year 2022-23 (an approximately 8.8% decrease over estimated results for fiscal year 2021-22), and projected that the State will end the 2022-23 fiscal year with total available general fund reserves of $37.1 billion (an approximately 6.4% decrease over estimated results for fiscal year 2021-22), including $3.4 billion in the Special Fund for Economic Uncertainties (“SFEU”), $23.3 billion in the Budget Stabilization Account (“BSA”), $900 million in the Safety Net Reserve Fund and $9.5 billion in the Public School System Stabilization Account.
COVID-19 Pandemic-General Impact. The outbreak of COVID-19, a strain of coronavirus that can result in severe respiratory disease, was declared a pandemic by the World Health Organization (the “COVID-19 pandemic”) in March 2020. In response to the COVID-19 pandemic, the State, like other state and local government authorities, implemented, and revised from time to time, restrictions on mass gatherings that resulted in widespread closings and modifications of the operations of government, businesses, universities and schools. The severe drop in economic activity commencing in spring 2020 caused by the COVID-19 pandemic resulted in a recession (“COVID-19 recession”) that ended the nation’s record-long economic expansion in February 2020. According to the State, this recession lasted until April 2020. These efforts to restrict mass gatherings initially resulted in declines in State and local government revenues from recent levels, as well as increased expenditures by the State and local governments required to manage and mitigate the COVID-19 pandemic’s impact. The State and the State Treasury General Fund (the “General Fund”), as well as local governments throughout the State, were initially adversely impacted by the health-related and economic impacts of the COVID-19 pandemic, which disrupted large sectors of the State economy and remains a risk to the State’s finances as well as the finances of local governments.
Revenue Forecasts. The long-term General Fund revenue forecast table below shows the State’s forecast for its main General Fund revenue sources as of the May Revision for fiscal years 2020-21 through 2025-26. Total General Fund revenue from these sources is projected to grow from $180.5 billion in 2020-21 to $232.2 billion in 2025-26. The majority of the increase occurs in fiscal year 2021-22, reflecting the surge in revenues related to the 2021 tax year. The forecast has become more uncertain given Russia's war on Ukraine, high rates of inflation, and anticipated actions by the Federal Reserve to raise interest rates. In addition, capital gains as a percent of the State’s personal income are at levels last seen in 1999—just before the dot-com bust. See also, “Recent Financial Results” below.
Long-Term Revenue Forecast
(General Fund Revenue — Dollars in Billions)1
	2020-21	2021-22	2022-23	2023-24	2024-25	2025-26

Personal Income Tax	$128.9	$ 136.4	$ 137.5	$ 143.8	$ 148.9	$156.2
Sales and Use Tax	$ 29.1	$ 32.7	$ 34.0	$ 35.1	$ 36.2	$37.3
Corporation Tax	$ 22.6	$ 46.4	$ 38.5	$ 42.0	$ 45.4	$ 38.6
Total [2]	$ 180.5	$215.5	$209.9	$220.9	$230.6	$232.2
Growth		19.4%	-2.6%	5.3%	4.4%	0.7%

[1]	From the May Revision to the 2022-23 Governor’s Budget.
[2]	Totals may not add due to rounding.
The personal income tax is the State’s largest revenue source and is expected to comprise 62.6% of all General Fund revenues in fiscal year 2022-23. As described herein, the State has a very progressive income tax structure with the top one percent of taxpayers generally paying more than 40% of all personal income tax. See “Recent Financial Results.”
The severity of the COVID-19 pandemic’s effects on taxable spending and sales tax revenues has also been smaller than expected due in part to a shift in spending from services to goods, which are more likely to have sales tax levied on them than services. The State has also benefitted from legislation passed in the wake of the South Dakota vs. Wayfair, Inc. case, which has allowed the State to capture taxes on sales that have shifted online due to the COVID-19 pandemic. Increases in revenue forecasts for corporation tax as compared to those included in the 2020-21 Budget in June 2020 reflect an improved forecast for C-corporation profits as large businesses that pay the significant majority of the State corporate taxes have, in large part, been able to adapt to the COVID-19 pandemic as well as certain other tax law changes that shift some tax revenue from personal income tax to corporation tax.
In its initial comments on the May Revision, the LAO observed many recent indicators historically have suggested a heightened risk of a recession. While past experience does not guarantee that the State is heading for a recession, the LAO observed, in its assessment, the risk of a recession is high enough to warrant a downward adjustment to its revenue outlook. The Administration’s estimate thus exceeds the LAO’s estimate by around $13 billion by 2025-26. In the context of the uncertainty surrounding these out-year estimates, however, a difference of $13 billion is still relatively minor, according to the LAO.
Impact of COVID-19 Pandemic on Obligations of Local Governments. Local governments in the State also initially experienced material adverse effects to their finances as a result of COVID-19 pandemic effects on local revenue sources as well as temporarily reduced distributions from the State. However, after issuing negative views for all public finance sectors in April 2020, in January 2022, S&P revised all public finance sector views back to stable with the exception of parking which has a negative outlook and airports which now have a positive outlook. A negative sector view indicates that there will likely be more negative ratings actions in a sector than positive ratings actions. A positive sector view indicates that there will likely be more positive ratings actions in a sector than negative ratings actions. S&P cited a favorable national economic outlook despite headwinds related to inflation, supply chain challenges, tight labor markets and rising interest rates. See “Bond Ratings” and “Obligations of Other Issuers” herein.
While it is impossible to describe in detail the impact on specific local bond issuances, the economic effects of the COVID-19 pandemic may continue to affect or impair the credit quality of a variety of local California issuances, including parking, airport and port revenue bonds, toll road revenue bonds, bonds supported by hotel or occupancy use taxes, housing or developments secured by incremental tax revenue, and bonds supported directly or indirectly by convention center, stadium or arena revenue depending on the specific effects on specific local governments. The ability of local governments to address any budget shortfalls are constrained by constitutional limitations, included limited taxing and borrowing powers and balanced budget requirements, among other factors. Unfunded pension and other post-retirement liabilities also weigh heavily upon many local governments and have been the principal cause of several well-publicized municipal bankruptcy filings.
Economic Factors
California is by far the most populous state in the nation; indeed, California is almost 33% larger than the second most-populous state, according to the most recent population estimates released by the United States Census Bureau. California’s population was an estimated 39.2 million as of July 1, 2021, down 0.7% from July 1, 2020. In the last half of the decade, California’s population growth has slowed due to; declining births correlated with changes in education, marriage, and work decisions; rising deaths from an aging population; and reduced net migration from recent decreases in foreign immigration. The COVID-19 pandemic exacerbated these trends and drove the State’s population growth negative in fiscal year 2020-21. California’s 0.5% annualized rate of growth since 2010 is lower than in preceding decades, but is comparable to the national growth rate during the same period (0.7%), and is two and a half times the European Union’s population growth rate (0.2%).
California’s economy, the largest among the 50 states, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. California’s economy accounted for nearly 15% of the U.S. gross domestic product (“GDP”) in calendar year 2020. California remained the fifth largest economy in the world in 2020, with a GDP of $3.1 trillion in current dollars.
The 2022-23 Governor’s Budget reported that U.S. headline inflation rose by 6.8% year–over–year in November 2021. The May Revision indicates that inflation continued to accelerate and reached its fastest rate in four decades during the first quarter of 2022, with inflation expected to exceed 7% in 2021-22.
The May Revisions stated that economic growth is expected to continue, albeit at a slightly slower rate than projected at 2022-23 Governor’s Budget due to persistent global supply chain bottlenecks, international economic sanctions in response to the Russian invasion of Ukraine, tighter monetary policy, and persistently high inflation. U.S. real GDP growth in 2022 has been downgraded notably—3% compared to 4.3% assumed in the 2022-23 Governor’s Budget forecast—with steady but somewhat lower real GDP growth projected thereafter.
While the May Revision projected growth to continue, near-term risks and uncertainties have been heightened. The May Revision observed significant declining prices in stock markets and that consumer confidence fell by March to its lowest level in a decade. To the extent that key events play out worse than assumed in the May Revision forecast—another disruptive surge in COVID-19 cases in the U.S. or globally, a more severe variant of the virus, persistent labor market frictions, a larger negative impact of tighter monetary policy, escalation of the Ukraine-Russia war, or extended global supply chain disruptions—the May Revision warns that economic output might be lower than projected, with important consequences for the Administration’s revenue forecast. However, a faster-than-expected easing of supply chain constraints could help alleviate inflationary pressures and support even stronger growth in economic activity. While the May Revision forecast assumed that the tighter monetary policy will not induce a sharp economic slowdown, it observed that tighter monetary policy, aiming to moderately slow economic growth, has sparked fears that the Federal Reserve’s actions could overcorrect and cause a recession.
The expiration of temporary sales tax increases and increased percentages diverted to local governments due to realignment have reduced the amount of sales tax available to the State’s General Fund. See “The State Budget — Proposition 30 and Proposition 55” and “Local Governments — Realigning Services to Local Governments” below. Nevertheless, sales and use taxes remain a principal source of General Fund revenues. See “Recent Financial Results” below for a discussion of the percentage of State General Fund revenues that are derived from sales and use taxes. The May Revision revised sale tax forecasts higher. According to estimates in the May Revision, taxable sales are estimated to increase by 15.8% in 2021-22 and by a further 5.3% in 2022-23. In the 2022-23 Governor’s Budget, taxable sales were expected to grow 9% in 2021-22 and decline by 3.7% in 2022-23. The upward revision is due primarily to higher inflation and a slower shift of spending patterns back to services from taxable good.
California’s median price for existing home sales reached a record high of $827,940 in August 2021 before ending the year at $796,570 in December 2021, 29% higher than the pre-pandemic record of $617,410 in August 2019. California residential housing units authorized by building permits averaged nearly 121,000 in 2021 (through September 2021), 17.6% higher than the comparable period in 2020, and 10.5% higher than the same period in 2019. The 2022-23 Governor’s Budget estimates total permits for new construction averaged 120,000 units in 2021 and projects it will reach 149,000 units by 2025. The share of multifamily units is projected to increase to around 46% by 2025, up from 41.7% in 2020 and in line with the 2019 pre-pandemic share.
Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues
Over the years, a number of constitutional amendments have been enacted, often through voter initiatives, that have increased the difficulty of raising State taxes or restricted the use of General Fund revenues. Some of the most significant of these approved constitutional amendments are described below. Because of the complex nature of these initiatives and the ambiguities and possible inconsistencies in their terms, it is not possible to predict with certainty the impact on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local governments to repay their obligations.
Limitation on Property Taxes. Certain California debt obligations may be obligations of local government issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments are limited by Article XIIIA of the California Constitution (“Article XIIIA”), enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of the full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Local government taxing entities, however, may raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness. See “Obligations of Other Issuers” herein.
Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.
For further discussion on Proposition 13, see “Local Governments — Constitutional and Statutory Limitations on Local Government” below. For further discussion on voter approval requirements under Article XIIIA, see “— Voter Requirements for Taxes and Fees” below.
Limitations on Other Taxes, Fees and Charges. In 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Article XIIIC (“Article XIIIC”) and Article XIIID (“Article XIIID”) to the State Constitution, each of which contains a number of provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges.
Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Proposition 26, discussed below under the caption entitled “— Voter Requirements for Taxes and Fees,” amended Article XIIIC by adding an expansive definition of “taxes” to include many regulatory fees currently imposed by the State and its municipalities. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.
Article XIIID contains several provisions making it generally more difficult for local governments to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property-related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds that are required to provide the property-related service or are used for unrelated purposes. Article XIIID imposes notice, hearing and protest procedures for levying or increasing property-related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property-related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local government, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters, by future initiative, could repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.
Limitations on the State’s Ability to Transfer Funds from Local Governments. In 2010, voters in the State approved Proposition 22, a constitutional initiative. Proposition 22, known as the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010,” eliminated or reduced the State’s authority to (i) temporarily shift property taxes from cities, counties and special districts to schools, (ii) use vehicle license fee revenues to reimburse local governments for State-mandated costs (i.e., the State will have to use other revenues to reimburse local governments), (iii) redirect property tax increment from redevelopment agencies (which have since been dissolved, see “Obligations of Other Issuers — Tax Increment and the Dissolution of Redevelopment Agencies” below) to any other local government, (iv) use State fuel tax revenues to pay debt service on State transportation bonds, or (v) borrow or change the distribution of State fuel tax revenues.
Voter Requirements for Taxes and Fees. Proposition 26, known as the “Supermajority Vote to Pass New Taxes and Fees Act” was approved by State voters in 2010. Proposition 26 amended provisions of Article XIIIA and Article XIIIC governing the imposition of taxes. Proposition 26 requires a two-thirds supermajority vote in the California State Legislature (the “State Legislature”) prior to the imposition of any change in State statute that results in any taxpayer paying a higher tax. This requirement eliminated the prior practice that allowed, via majority vote, one tax to be increased if another tax is lowered by an equivalent amount. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a “tax” and thus would require two-thirds vote of any governmental units for passage. As noted, Proposition 26 requires taxes for general governmental purposes to be approved by a majority vote and taxes for specific purposes to be approved by a two-thirds vote. Proposition 26 applied retroactively to any measures passed on or after January 1, 2010.
Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution (“Article XIIIB”), enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds that are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds, including bond proceeds.
Among the expenditures not included in the Article XIIIB appropriations limit are (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (ii) appropriations to comply with mandates of courts or the federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations for tax refunds, (v) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, (vi) appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) and (vii) appropriations made in certain cases of emergency.
The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population and any transfers of service responsibilities between government units. “Excess” revenues are measured over a two-year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess to taxpayers, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, few local governments have been operating near their spending limits, but this condition may change over time. Local governments may by majority voter approval exceed their spending limits for up to four years.
The State has rarely exceeded its appropriations limit. In recent years, however, State appropriations have trended closer to the limit. Strong revenue growth, coupled with more moderate growth in the appropriations limit, served to reduce the room under the limit. Two of the three growth factors, the change in civilian population and the change in K-14 average daily attendance, have dropped to less than 1% and have been negative, respectively, in a number of recent years. The 2022-23 Governor’s Budget projected the State appropriations limit would likely be exceeded in the 2020-21 and 2021-22 fiscal years. While, the May Revision did not project exceeding the appropriations limit, it observed that committing to additional ongoing spending will make it much more difficult to meet all constitutional obligations, even if the economy grows faster than forecast, due to the State appropriations limit.
Dedication of General Fund Revenues to Schools. The single largest portion of the State budget is support for K-14 schools. In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which (subject to suspension by a two-thirds vote of the State Legislature and the Governor) guarantees local school districts and community college districts a minimum share of General Fund revenues (the “Proposition 98 Guarantee”) with the balance of school funding provided by a share of local property taxes. Proposition 98 is extremely complex and results in significant fiscal problems when General Fund revenues fall short of the projections on which the original appropriations to schools were made. The State’s recent improved revenue estimates have resulted in the highest funding level ever. For further discussion regarding Proposition 98, see “Proposition 98 and K-14 Funding” below.
Obligations of the State
The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary.
Capital Facilities Financing. The State builds and acquires capital facilities primarily through the use of general obligation bonds and lease-purchase borrowing. Under the State Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. New general obligation bonds, lease revenue bonds and other General Fund-supported debt are authorized by the voters and/or the State Legislature with lease revenue bonds generally authorized by the State Legislature. As of April 1, 2022, the State had approximately $69.2 billion of outstanding general obligation bonds payable principally from the State’s General Fund and approximately $30.0 billion of authorized and unissued General Fund-supported general obligation bonds. As of April 1,2022, the State had approximately $8.2 billion in outstanding lease revenue bonds payable from lease payments paid from the operating budget of the respective lessees, the operating budgets of which are primarily, but not exclusively, derived from the General Fund. As of January 1, 2022, the State had $7.2 billion of authorized but unissued lease revenue bonds.
As of April 2022, debt service on General Fund-supported general obligation bonds and lease revenue debt was estimated to equal approximately 3.99% of General Fund revenues in fiscal year 2021-22 and 3.98% of General Fund revenues in fiscal year 2022-23. This debt service cost is calculated based on the amount of debt service to be paid without adjusting for reimbursement from various special funds and subsidy payments from the federal government for taxable “Build America Bonds.” Including those projected offsets would reduce debt service on General Fund-supported general obligation bonds and lease revenue debt to approximately 3.03% of General Fund revenues in fiscal year 2021-22 and 3.10% in fiscal year 2022-23. The actual General Fund debt ratio in future fiscal years will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the State Legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.
Future Bond Issuance Plans. The amount of outstanding General Fund-supported debt, primarily general obligation bonds, may increase in coming years given the amount of authorized and unissued General Fund-supported bonds the State can issue. See “— Capital Facilities Financing” above. Based on estimates from the Department of Finance in April 2022, approximately $3.4 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $862 million in lease revenue bonds are expected to be issued through the end of fiscal year 2021-22. In fiscal year 2022-23, the Department of Finance estimates issuance of approximately $7.6 billion in new-money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $1 billion of new-money lease revenue bonds. However, the exact amount that may be issued will depend on overall budget constraints, market conditions and other factors including updated information provided to the Department of Finance by other departments in the State regarding funding needs and actual spending. The State also issues refunding bonds as market conditions warrant.
Cash Management. As part of its cash management program, prior to fiscal year 2015-16, the State has regularly issued short-term obligations to meet cash flow needs. External borrowing were typically done with revenue anticipation notes that are payable later in the fiscal year in which they are issued. In April 2022, the State observed that, based on then current cash projections, the State is not expected to issue revenue anticipation notes through fiscal year 2022-23. In the 2022-23

Governor’s Budget, the State assumed a cash cushion of unused internal borrowable resources of at least $39 billion at the end of each month through the end of fiscal year 2022-23.
The State is also authorized under certain circumstances to issue revenue anticipation warrants that are payable in the succeeding fiscal year, as well as registered refunding warrants issued to refund revenue anticipation warrants. The State has issued revenue anticipation warrants to bridge short-term cash flow shortages in five years since 1992. From time to time, the State Legislature has deferred various payments due under State statute in order to more closely align the State’s revenues with its expenditures. This technique has been used in past budgets in order to reduce the State’s need for external borrowing to bridge any cash flow deficit. Further, State law gives the State Controller some flexibility to delay payments to various payees, including State vendors, when the State Controller foresees a relatively short-term cash flow shortage. In addition, the State issued IOUs in lieu of cash payments in July and August 2009, the second such issuance since the 1930s.
Obligations of State Agencies
A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the General Fund and carry different ratings than the State’s general obligation bonds. None of these revenue bonds are backed by the State’s faith and credit or taxing power. As of December 31, 2021, the various State revenue bond financing programs had approximately $40.3 billion in outstanding bonds, and the various State financing authorities had approximately $34.3 billion of outstanding revenue bonds. The Regents of the University of California has been one of the largest issuers of revenue bonds in recent years, with approximately $25.2 billion of outstanding revenue bonds secured by certain revenues of the University of California as of December 31, 2021. Other State agencies and authorities with significant bond programs include the California State University system, with approximately $8.7 billion of outstanding revenue bonds secured by certain revenues of the California State University; the State Department of Water Resources, which had approximately $3.1 billion of outstanding revenue bonds secured by power and water users; the California Health Facilities Financing Authority, which had $16.1 billion in outstanding revenue bonds secured primarily by revenues of various health facilities; and the California Education Facilities Authority, which had approximately $4.3 billion of outstanding revenue bonds secured primarily by revenues of various educational facilities, as of December 31, 2021.
Recent Financial Results
Historically, the principal sources of General Fund revenues are personal income tax, sales and use tax and corporation tax. The May Revision projected that personal income tax, sales and use tax and corporation tax will contribute 61.7%, 15.3% and 17.2%, respectively, of total General Fund revenues and transfers in fiscal year 2022-23, for a cumulative estimated total of 94.3% of General Fund revenues, excluding a transfer to the Budget Stabilization Account of approximately $3.0 billion.
The State’s personal income tax structure is highly progressive, with rates ranging from 1% to 12.3%. For example, for the 2019 tax year, the State reported that the top one percent of income earners paid over 45% of personal income taxes. This percentage has been greater than 40% in every year since 2004, except for 2009. The personal income tax was made even more progressive with the passage of Proposition 30 (defined below), which imposed additional taxes on earnings over $250,000, resulting in an income tax rate of 12.3% on earnings over $1 million. In November 2016, the voters in the State approved an extension of this portion of Proposition 30 through the end of calendar year 2030.
A large portion of personal income tax receipts is derived from capital gains realizations and stock option income. These revenue sources can be particularly volatile. For example, during the Great Recession (lasting from late-2007 to mid-2009), capital gains tax receipts dropped from nearly $9 billion in fiscal year 2007-08 to just under $3 billion in fiscal year 2009-10, a 67% decline.
The 2022-23 Governor’s Budget estimated that capital gains realizations will account for 11.8% of General Fund revenues and transfers in fiscal year 2019-20, 11.8% in fiscal year 2020-21, 12.5% in fiscal year 2021-2022 and 11.8% in fiscal year 2022-2023. In the May Revision, the forecast for capital gains realizations in 2021 was revised substantially higher, increasing from $245 billion to $291 billion. This forecasted level would be the highest capital gains realization as a share of the economy even recorded except 2000. Due to the stock market decline in early 2022, capital gains realizations are forecast in the May Revision to decline year-over-year to $227 billion in 2022. This represents a 22% year-over-year decline. The State has observed that taxes on capital gains are the most volatile State revenue source and are heavily reliant on stock market performance. The volatility in the percentage of General Fund revenues and transfers attributable to capital gains tax receipts is primarily due to an underlying volatility in the level of capital gains tax revenues, rather than to volatility in other General

Fund revenues and transfers. Proposition 2 (described below) mitigates some of the capital gains volatility by requiring spikes in capital gains tax revenue to be used to repay the State’s debts and liabilities and to be deposited in the BSA.
As the apparent recent surge in 2021 and anticipated decline in 2022 in capital gains shows, forecasting revenues associated with capital gains is subject to significant uncertainty because realizations are heavily dependent upon stock market performance and when taxpayers choose to buy or sell stock. Stock market performance is inherently unpredictable.
The State is required to maintain the SFEU, derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but the SFEU is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. The May Revision projected a balance in the SFEU of $3.4 billion at the end of fiscal year 2022-23. However, the amount in the SFEU at the end of any particular fiscal year may differ materially from the amount projected at the time the related Budget for that fiscal year was adopted.
Proposition 98 and K-14 Funding
Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly. Such spending included increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State assistance program is to local public school districts. In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which provides for the Proposition 98 Guarantee. The Proposition 98 Guarantee is calculated each fiscal year using one of three tests that apply under varying fiscal and economic conditions. Test 1 earmarks a minimum portion of State revenue for K-14 education, and Test 2 and Test 3 are based on prior-year Proposition 98 funding adjusted for key factors including changes in student enrollment, as measured by K-12 average daily attendance. Test 2 further adjusts for the change in inflation. The test that provides the highest level of funding applies. Test 2 and Test 3 are generally used in times of economic distress although the State also has the ability to suspend the Proposition 98 funding mechanism. In fiscal year 2010-11, the State suspended the Proposition 98 funding mechanism as it emerged from the Great Recession.
The COVID-19 pandemic initially had a significant negative impact on the economy and the State's General Fund revenues. This had an equally significant initial negative impact on the Proposition 98 Guarantee for fiscal year 2020-21 but these negative impacts have since been reversed. The May Revision projected that the Proposition 98 Guarantee for fiscal year 2022-23 will be $110.3 billion. For further information on the limitations on General Fund revenues imposed by Proposition 98, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues — Dedication of General Fund Revenues to Schools” above.
State and Local Pension and Post-Retirement Liabilities
State. The financial condition of the State and its localities is also subject to pension and other post-retirement benefit risks.
Pension. The pension funds managed by the State’s retirement systems, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), each have unfunded liabilities in the tens of billions of dollars. These unfunded liabilities will require increased contributions from the General Fund in future years. In April 2022, the State noted that its actuarially determined fiscal year 2021-22 General Fund contributions to CalPERS and CalSTRS were approximately $3.5 billion and $3.7 billion, respectively and that its actuarially determined fiscal year 2022-23 General Fund contributions to CalPERS and CalSTRS are approximately $4.7 billion and $3.7 billion, respectively. The 2022-23 Governor’s Budget correspondingly projects General Fund contributions of $4.7 billion to CalPERS (about 2.2% of the General Fund budget) and $3.7 billion to CalSTRS (about 1.7% of the General Fund budget). The May Revision decreased the CalPERS General Fund contribution by approximately $180.1 million based on an adjustment to the State’s contribution rates and other factors. The May Revision increased the CalSTRS General Fund contribution by approximately $6 million due to a revision in reported compensation for K-12 and community college teachers. In addition to these required payments, the May Revision continues to propose using Proposition 2 debt repayment funding to further reduce the State’s unfunded liabilities for CalPERS. See also “The State Budget — Balanced Budget Amendment (Proposition 58 and Proposition 2)” below.
The Great Recession called into question the reliability of assumed rates of return used to determine actuarial unfunded pension liabilities. For actuarial valuations prior to June 30, 2011, CalPERS and CalSTRS had used an assumed 7.75% rate of return to calculate their respective unfunded liabilities. The investment earnings assumptions were lowered to 7.50% for both funds commencing for actuarial valuations dated June 30, 2011. These assumption changes resulted in significant increases in unfunded liability. The assumption changes for CalPERS also increased retirement contributions for many local governments that contract with CalPERS to manage their pension programs. In 2016, the CalPERS Board voted to lower the investment earnings assumptions for 2017-18 to 7.375%, for 2018-19 to 7.25% and for 2019-20 to 7.0%. In 2017, the CalSTRS Board lowered its investment return assumption to 7.25% for fiscal year 2017-18 and 7.0% for fiscal year 2018-19. These assumption changes resulted in additional increases of unfunded liabilities for the systems. In February 2018, CalPERS adopted revisions to its actuarial authorization policy that are applied to amortizations of gains, losses and actuarial surplus experienced after June 30, 2019 and affected contributions starting in fiscal year 2020-21. CalPERS also adopted a funding risk mitigation policy that reduces its assumed rate of return in the event that actual investment returns exceed the discount rate. Because of this policy, based on preliminary returns on investment for fiscal year 2020-21 of 21.3%, in November 2021, the CalPERS assumed rate of return was reduced to 6.8%.
CalPERS and CalSTRS generally report their investment returns for the prior fiscal year (ending June 30) in July of each year. The most recent reported investment results for both CalPERS and CalSTRS (based on market value) are set forth below.
CalPERS Return on Investments for Fiscal Years 2017 through 2021
Fiscal Year	Return on Investments
2016-17	11.2%
2017-18	8.6%
2018-19	6.7%
2019-20	4.7%
2020-21	21.3%

CalSTRS Return on Investments for Fiscal Years 2017 through 2021
Fiscal Year	Return on Investments
2016-17	13.4%
2017-18	9.0%
2018-19	6.8%
2019-20	3.9%
2020-21	27.2%
Actual investment returns lower than the actuarially assumed level will result in decreased funding status and increased actuarially required contribution. CalPERS estimated 5-year, 10-year and 20-year time weighted average returns of 10.3, 8.5 and 6.9%, respectively as of June 30, 2021. As of June 30, 2021, CalSTRS reported 5-year, 10-year and 20-year time weighted average returns of 11.8, 9.7 and 7.6%, respectively.
The CalPERS Board reported an unfunded accrued liability allocable to State employees (excluding judges and elected officials), as of June 30, 2020, of $63.0 billion on a market value of assets (“MVA”) basis. CalPERS no longer measures on an actuarial value of assets (“AVA”) basis. This represents a funded ratio of 70.6%. CalSTRS reported the unfunded accrued actuarial liability of its Defined Benefit Plan as of June 30, 2020 at $108 billion on an MVA basis. This represents a funded ratio of 66.5%.
In 2013, CalPERS approved new actuarial policies that are aimed at returning the CalPERS system to fully-funded status within 30 years. These new policies include a rate-smoothing method with a 30-year fixed amortization period for gains and losses (rather than the current 30-year rolling amortization method). CalPERS delayed the implementation of the new policy until fiscal year 2015-16 for the State, schools and all public agencies. In 2014, the CalPERS Board approved new demographic assumptions that take into account increased life expectancies (2.1 years for men; 1.6 years for women). All of these policies have increased or are projected to increase required State and local contributions to CalPERS. See “— Local” below for a discussion of steps taken to eliminate the current CalSTRS unfunded liability.
OPEB. The State also provides other post-employment health care and dental benefits to its employees and certain of their spouses and dependents (hereinafter referred to as “OPEB”), which benefits utilize a “pay-as-you-go” funding policy. As of April 2022, General Fund contributions to OPEB were estimated to be approximately $2.7 billion (or 1.7%) of total General Fund expenditures for fiscal year 2020-21 and estimated at approximately $3.7 billion (or 2.3%) of total General Fund expenditures for fiscal year 2021-22. The amount for 2021-22 includes a one-time prefunding contribution of $616 million.

Government Accounting Standards Board (“GASB”) Statements 74 and 75, each of which affects OPEB financial reporting, were issued in June 2015. As a result, there is an increased focus on OPEB liability as GASB Statement No. 74 became effective for fiscal years beginning after June 15, 2016 and GASB Statement No. 75 became effective for fiscal years beginning after June 15, 2017. In January 2016, the State Controller noted that, if OPEB funding is left unchanged, the OPEB actuarial accrued liability could rise to more than $100 billion by fiscal year 2020-21 and to more than $300 billion by fiscal year 2047-48.
The State’s most recent OPEB actuarial accrued liability report estimated approximately $97.9 billion of total OPEB actuarial accrued liability as of June 30, 2020 (compared to $93.5 billion estimated as of June 30, 2019), virtually all of which was unfunded as of June 30, 2020. Statutory language passed as part of the 2015-16 Budget, which proposed prefunding the entire unfunded liability by fiscal year 2044-45, contained the framework designed to support the elimination of the unfunded OPEB actuarial accrued liability through the use of a prefunding trust fund to pay for future retiree health benefits. As indicated in the May Revision, the State currently has more than $5.2 billion set aside in the prefunding trust fund to pay for future retiree health benefits. By the end of fiscal year 2022-23, the trust fund balance is projected to approach $7.3 billion in assets.
Local. Many local governments in the State, many of which are current members of CalPERS, face similar and, in many cases, more severe issues relating to unfunded pension and OPEB liabilities. The credit ratings, and even the solvency, of these local governments may be at risk in the future if these liabilities are not appropriately addressed through wage concessions and restructuring of benefits. Cities are particularly at risk because one of their primary missions is safety, and safety personnel labor and retirement benefit costs are significantly greater than labor and retirement costs of general municipal employees. Three cities – Vallejo, Stockton and San Bernardino – entered bankruptcy under Chapter 9 of the Federal bankruptcy code, largely as a result of escalating labor costs and unfunded pension and other post-retirement liabilities. All three of these cities have agreements with CalPERS to administer their pension obligations, and their respective obligations to CalPERS were a significant reason for their insolvency. Other cities (including some that contract with CalPERS) and counties have expressed public concerns about their ability to meet their unfunded pension and other post-retirement liabilities, and a willingness to entertain bankruptcy as an option to resolve their fiscal problems. One federal bankruptcy judge stated that obligations to CalPERS could be adjusted in federal bankruptcy proceedings; however, the plan of adjustment in those proceedings was confirmed without reducing such obligations to CalPERS. Any definitive ruling that allowed obligations to CalPERS to be adjusted downward might encourage other financially stressed municipalities to explore a Chapter 9 bankruptcy. The fiscal stress and cash pressures facing the State’s localities prior to the COVID-19 pandemic may be exacerbated as a result of the pandemic for certain local governments depending on the makeup of their economy or revenue sources as well as the overall makeup of their outstanding debt. See “Obligations of Other Issuers.”
School districts in the State are required to make contributions to CalSTRS for their teachers and staff. Chapter 47, Statutes of 2014 (“AB 1469”) increased statutorily required contributions to CalSTRS from the State, school districts, and teachers beginning July 1, 2014. The AB 1469 funding plan included additional increases in contribution rates for the State, school districts, and teachers in order to eliminate the current CalSTRS unfunded liability by 2045-46.
General. The State and its localities that participate in pension and other post-employment benefit programs could face increasing contribution rates if related pension or OPEB investment funds experience declining rates of return, plan assumptions change or actual experience departs from assumptions. Future increases in pension fund and post-retirement benefit contributions could reduce discretionary funds available for other governmental programs. In addition, the credit ratings of the State or locality may be adversely affected if the State or locality does not reduce or manage its unfunded liabilities. See “Bond Ratings” below.
State Law Regarding Pensions and Pension Reform. California courts have been largely supportive of the vested or earned pension rights of State and local employees. Thus, pension reform efforts have been focused largely on limitations on future benefits for new employees, bringing limited, if any, immediate financial relief. Both constitutional initiatives and State legislation have been circulated or proposed attempting to reform the State’s pension systems on a State and local basis.
In September 2012, the Governor signed into law a comprehensive pension reform package affecting State and local governments known as the California Public Employees’ Pension Reform Act of 2013 (“PEPRA”), which became effective January 1, 2013. PEPRA implements lower defined-benefit formulas with higher retirement ages for new State employees hired on or after January 1, 2013, and includes provisions to increase employee contributions. As noted above, AB 1469 increased required State contributions to CalSTRS. OPEB costs were not addressed in PEPRA; however, the State has disclosed that the higher retirement ages included in PEPRA will reduce OPEB liabilities in the long term and has taken other actions to address OPEB liabilities. See “State and Local Pension and Post-Retirement Liabilities – State – OPEB” above.
The State Budget
Overview. The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year. Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals in the May Revision by May 14 of each year. The May Revision is generally the basis for final negotiations between the Governor and the State Legislature to reach agreement on appropriations and other legislation to fund State government and thus finalize the State Budget for the upcoming fiscal year. The budget must be balanced, as required by Proposition 58 (discussed below). Pursuant to Proposition 25, the budget must be approved by a majority (instead of two-thirds, under prior law) of each house of the State Legislature. State law requires the Governor to sign the budget by the start of the fiscal year on July 1, a requirement that, prior to Proposition 25’s enactment, had been met only 12 times in the preceding three decades. In every year since the enactment of Proposition 25, the State Legislature has approved and the Governor has signed the State Budget before the start of each such fiscal year. See “Status of State General Fund; the 2022-23 Governor’s Budget” below.
Constraints on the Budget Process. Recent State constitutional amendments approved by State voters have affected the budget process. Several such amendments are described below.
Balanced Budget Amendment (Proposition 58 and Proposition 2).
Proposition 58. In 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which requires the State to enact a balanced budget and establish a special reserve and restricts future borrowing to cover fiscal year-end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the State Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.
Under Proposition 58, if the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. The Governor would then be required to propose legislation to address the emergency and call the State Legislature into special session for that purpose. If the State Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the State Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed. No fiscal emergency has been declared as a result of the COVID-19 pandemic.
The BSA is a special reserve account funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. Until the 2014-15 Budget, the Governor had suspended the annual transfer of money from the General Fund to the BSA every year since 2007. Proposition 2 intended to strengthen the BSA by, among other things, basing deposits on when capital gains revenues rise above 8%, creating a Proposition 98 reserve and doubling the maximum size of the BSA from 5% to 10% of General Fund revenues. Funding for the BSA is estimated by 2022-23 Governor’s Budget to be approximately $19.3 billion as of June 30, 2022 and approximately $20.9 billion as of June 30, 2023. Certain other provisions of Proposition 58 relating to the BSA were replaced by the provisions of Proposition 2. See “—Proposition 2” below.
Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings. See “Cash Management” above.
Proposition 2. In addition to the provisions described above, other provisions of Proposition 58 relating to the BSA were replaced by the provisions of Proposition 2 (“Proposition 2”). Proposition 2 requires that 1.5% of annual General Fund revenues be deposited each year into the BSA until the BSA balance reaches an amount equal to 10% of General Fund revenues. Proposition 2 also requires that half of the revenues that otherwise would have been deposited into the BSA through fiscal year 2030-31 be used for supplemental payments to pay down long-term liabilities. After fiscal year 2030-31, the revenues that otherwise would have been deposited into the BSA may be used for either supplemental debt payments or savings. Proposition 2 further requires that withdrawal of funds from the BSA be only for a disaster or if spending remains at or below the highest level of spending from the prior three years. Proposition 2 limits the maximum amount that could be withdrawn in the first year of a recession to half of the BSA’s balance. It also requires the State to provide a multiyear budget forecast to help better manage the State’s longer-term finances and to create a Proposition 98 reserve, whereby spikes in funding are to be saved for future years to smooth school spending and minimize future cuts.
State-Local Fiscal Relations. The enactment of Proposition 1A in November 2004 (“Proposition 1A of 2004”) and Proposition 22, or the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010”, in November 2010 (“Proposition 22”), significantly changed the fiscal relationship between the State and local governments by severely limiting the State’s access to local funding sources.
Specifically, Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State’s access to property tax, sales tax and vehicle license fee revenues raised by local governments. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing funding to comply with the mandates. If the State does not provide funding for the mandated activity, the requirement to abide by the mandate is suspended.
In addition, Proposition 22 prohibits the State Legislature from, among other things, (i) taking or reallocating money raised by local governments for local purposes, (ii) making changes in the allocation of property taxes among local governments designed to aid State finances, (iii) using State fuel tax revenues to pay debt service on State transportation bonds, (iv) borrowing or changing the distribution of State fuel tax revenues, and (v) using vehicle licensing fee revenues to reimburse local governments for State-mandated costs. The inability of the State to borrow or redirect funds from these sources, as it did during the Great Recession in fiscal years 2008-09 and 2009-10, will reduce the State’s flexibility in reaching budget solutions in the future. On the other hand, both Proposition 1A of 2004 and Proposition 22 made the allocation of revenues to local jurisdictions more predictable.
Proposition 30 and Proposition 55. In 2012, voters approved “The Schools and Local Public Safety Protection Act of 2012” (“Proposition 30”), which provided temporary increases in personal income tax rates for high-income taxpayers and a temporary increase in the State’s sales tax rate. The sales tax portion of Proposition 30 expired on December 31, 2016. In November 2016, voters approved Proposition 55 (“Proposition 55”), which extended the personal income tax portion of Proposition 30 until December 31, 2030. The Governor’s 2022-23 Budget projected the revenue from these additional tax brackets to be $12.3 billion in fiscal year 2020-21, $13.5 billion in fiscal year 2021-22, and $13.7 billion in fiscal year 2024-25.
Health Care Services. Medi-Cal, California’s Medicaid program, is a health care entitlement program for qualified low-income individuals and families who receive public assistance or otherwise lack health care coverage and is one of the State’s largest expenditures. Medi-Cal serves approximately one-third of all Californians. The 2022-23 Governor’s Budget estimated average monthly Medi-Cal caseload of 14.7 million in fiscal year 2021-22 and 14.3 million in fiscal year 2022 23, and assumed caseload would peak at 15.2 million in July 2022. The increase across both fiscal years is driven by the continuous coverage requirement in federal COVID-19 relief legislation, which required continuous Medicaid coverage for beneficiaries through the duration of the federal public health emergency as a condition for receiving enhanced benefits.
The May Revision adjusted expected caseloads included $135.5 billion ($36.6 billion General Fund) in fiscal year 2022 23 for the Medi-Cal program. This represents an $13.6 billion ($11.5 billion General Fund) increase in the Medi-Cal program in fiscal year 2022 23 compared to estimated fiscal year 2021-22 expenditures. The year-over-year increase in fiscal year 2022 23 is largely due to costs associated with increased caseload projections, underlying program cost growth and assumed termination of certain federal programs related to COVID-19 relief as well as implementation of significant State budget proposals regarding additional expenditures for Medi-Cal and behavioral health for children. The 2022-23 Governor’s Budget proposes to expand Medi-Cal coverage to income eligible adults aged 26 through 49, regardless of immigration status, no sooner than January 1, 2024, and includes about $614 million in the proposed General Fund budget for that purpose (including of In-Home Support Services programs). Such expenditures are projected to gradually increase to $1.4 billion from the General Fund annually at full implementation. Medi-Cal currently covers undocumented persons under the age of 26.
The overall Medi-Cal budget may significantly change over time, including within a single fiscal year, due to its size, financial complexity, federal requirements, and the fact that Medi-Cal operates on a cash, rather than an accrual, basis of accounting, which means that the timing of transactions can significantly disrupt fiscal year budgetary estimates. In addition, the federal administration and leaders in Congress continue to consider and propose numerous changes to health and human services programs. Many of the proposals could have far-reaching impacts on health care in California and significant impacts to Medicaid (Medi-Cal in California).
The net impact of health care costs on the General Fund continues to depend on a variety of factors, including federal legislation or interpretations of existing federal law or regulations, levels of individual and employer participation, changes in insurance premiums, and the approval or enactment of solutions by the State to address health care costs.
Status of State General Fund; May Revision to the 2022-23 Governor’s Budget
On January 10, 2022, the Governor proposed a State budget for fiscal year 2022-23 and on May 13, 2022 released the May Revision to the 2022-23 Governor’s Budget. The 2022-23 Governor’s Budget projected total general fund beginning balance, revenues and transfers of $219.3 billion for fiscal year 2022-23, authorized expenditures of $213.1 billion for fiscal year 2022-23, and projected that the State will end the 2022-23 fiscal year with total available general fund reserves of $34.6 billion, including $3.1 billion in the SFEU, $20.9 billion in the BSA, $900 million in the Safety Net Reserve Fund and $9.7 billion in the Public School System Stabilization Account. In contrast, the May Revision projected total general fund beginning balance, revenues and transfers of $235.1 billion for fiscal year 2022-23, authorized expenditures of $227.4 billion for fiscal year 2022-23, and projected that the State will end the 2022-23 fiscal year with total available general fund reserves of $37.1 billion, including $3.4 billion in the SFEU, $23.3 billion in the BSA, $900 million in the Safety Net Reserve Fund and $9.5 billion in the Public School System Stabilization Account.
A summary of the condition of the State’s General Fund, including 2022-23 Governor’s Budget numbers for fiscal year 2020-21 and May Revision numbers for fiscal years 2021-22 and 2022-23, is set forth below.
General Fund Condition
(Dollars in Millions)1
		May Revision
	Revised 2021-22[2]	Revised 2022-23[3]	Percent Change
Prior-year General Fund balance	$ 37,698	$ 15,425	(59.1)%
Revenues and transfers	226,956	219,632	(3.2)%
Expenditures	(249,229)	(227,363)	(8.8)%
Ending General Fund Balance	$ 15,425	$ 7,694
Encumbrances	(4,276)	(4,276)
SFEU balance	$ 11,149	$ 3,418
BSA balance	$ 20,325	$ 23,283
Safety Net Reserve	900	900
Public School System Stabilization Account	$ 7,293	$ 9,519

[1]	Totals may not add-up due to rounding.
[2]	From the 2022-23 Governor’s Budget.
[3]	From the May Revision to the 2022-23 Governor’s Budget.
LAO Overview of the May Revision of the 2022-23 Governor’s Budget. On May 16, 2022, the LAO released its initial comments on the May Revision. The LAO noted that its revenue estimates are very similar to those in the May Revision. The LAO noted that since 2019-20, the BSA and the Safety Net Reserve have grown in dollar terms as the State has continued to make new deposits into the BSA as required by the Constitution. Nonetheless, under the May Revision, general purpose reserves as a share of non-school spending would reach 17% by the end of 2022-23, still below the pre-pandemic share of 20%. The LAO estimated that the May Revision had a $52 billion surplus to allocate, an increase of $23 billion over the $29 billion surplus the LAO estimated was available in the 2022-23 Governor’s Budget. Overall, the LAO estimated that 95% of these surplus funds were devoted under the May Revision to one-time or temporary purposes and 5% were ongoing.

The LOA also observed that in the past few years, however, the State appropriations limit has become a major feature in budget architecture and places constraints on the use of surplus funds. The reason the State appropriations limit is now a major feature of the budget is due to revenue growth exceeding growth in the limit.
The LAO observed that predicting precisely when the next recession will occur is not possible. However, certain economic indicators historically have offered warning signs that a recession is on the horizon. The LAO stated that many of these indicators currently suggest a heightened risk of a recession within two years. High inflation and tight labor markets suggest an overheated economy is struggling to find avenues for further expansion, an observation seemingly supported by a decline in real gross domestic product in the first quarter of 2022. Home sales have declined as mortgage rates have risen rapidly. Consumer sentiment has fallen to levels typically seen only during recessions. Changes in prices of certain U.S. treasury bonds suggest financial markets may be pessimistic about the economic outlook. The LAO observed that, in the last five decades, a similar collection of economic conditions has occurred six times. Each of those six times a recession has occurred within two years (and often sooner). While past experience does not guarantee that the State is heading for a recession, the LAO observed, in its assessment, the risk of a recession is high enough to warrant a downward adjustment to its revenue outlook. The Administration’s estimate thus exceeds the LAO’s estimate by around $13 billion by 2025-26. In the context of the uncertainty surrounding these out-year estimates, however, a difference of $13 billion is still relatively minor, according to the LAO.
The LAO recommended the Legislature consider building more reserves than proposed by the Governor in the May Revision, observing that additional reserves would help the State either address future State appropriations limit requirements or a budget problem resulting from a recession.
Pending Litigation
There are currently numerous legal proceedings pending against the State that, if determined adversely against the State, could affect the State’s expenditures and, in some cases, its revenues and cash flow. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. See “Additional Information” below for information on how to obtain such official statements.
Bond Ratings
As of March 30, 2022, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings, a Standard & Poor’s Financial Services LLC business (“S&P”), and Fitch, Inc. (“Fitch”):
Moody’s	S&P	Fitch
Aa2	AA-	AA
These ratings apply only to the State’s general obligation bonds and are not indicative of the ratings assigned to bonds issued by local governments, such as counties, cities, school districts and other local governments of the State. After issuing negative views for all public finance sectors in April 2020, in January 2022, S&P revised all public finance sector views back to stable with the exception of parking which has a negative outlook and airports which now have a positive outlook.
Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.
Additional Information
Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at (800) 900-3873 or at www.buycaliforniabonds.com.
Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller’s Office and the LAO. The Department of Finance issues a monthly bulletin, which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The State Controller issues a monthly report on General Fund cash receipts and disbursements. These reports are normally released on the 10th day of every calendar month for the period ended on the last day of the prior month. The Administration also formally updates its budget projections three times during each fiscal year — in January, May and at the time of budget enactment. Currently, many of these bulletins and reports are available on the State’s investor relations website (www.buycaliforniabonds.com) or on websites maintained by the applicable agencies and by contacting the agencies at their offices in Sacramento, California. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year.
Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.
Complete text of the State Budget for each fiscal year beginning 2007-08 through the current fiscal year may be found at the electronic budget website of the Department of Finance (www.ebudget.ca.gov).
Complete text of the State Controller’s monthly Summary Analysis may be accessed at the State Controller’s website (www.sco.ca.gov).
None of the information on the above websites is incorporated herein by reference.
Local Governments
General. The primary units of local government in California are the 58 counties, which range in population from less than 2,000 in Alpine County to over 10 million in Los Angeles County.
Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. As of April 2022, the State continued to disclose that there are 482 incorporated cities in California and thousands of special districts formed to provide various services.
To the extent the State is constrained by its obligation to schools under Proposition 98 or other fiscal considerations, the absolute level (or the rate of growth) of State assistance to local governments may be affected. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties and schools. As a result of the COVID-19 pandemic, the level of funding that the State is required to provide to schools under Proposition 98 was temporarily reduced but now exceeds pre-COVID-19 funding levels. See “Proposition 98 and K-14 Funding.” Schools have also faced increased costs related to physical plant and staffing costs associated with social distancing protocols. School districts generally maintain some level of operating reserves; however, for certain school districts this may not be sufficient to address any drop in revenue available to schools due to reductions in the Proposition 98 Guarantee, other revenue losses and increased costs associated with responses to the COVID-19 pandemic. See “Proposition 98 and K-14 Funding” above.
Initial economic and tax revenue losses associated with the COVID-19 pandemic were stark and immediate for local governments in the State; however, many of these projected revenue losses have subsequently not materialized or have turned out to be smaller than expected. Expected reductions in State aid have largely been reversed. In addition, the six federal COVID-19 relief bills have provided billions of dollars in additional revenue to local governments as well as economic support through direct payments to individuals, families, colleges and businesses. However, local governments that have continued to be affected by declining revenues and increased expenses due to the COVID-19 pandemic or other local factors are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, due to State constitutional as well as (in some cases) local initiatives. Local governments are also constrained by balanced budget requirements and prohibitions on long-term borrowing for operating costs. As a consequence of these factors, local governments may increasingly be forced to cut local services to address budget shortfalls or to take even more drastic actions, such as a bankruptcy filing.
Many local governments are also facing substantial increases in pension liabilities and health care costs for retirees. Any declines in the U.S. and global stock markets could have a material impact on the investments in the State pension trusts, which could materially increase the unfunded actuarial accrued liability for CalPERS and CalSTRS, which, in turn, could result in material changes to required contribution rates for local governments in future fiscal years. In the case of school districts, contributions to CalSTRS are determined by the State Legislature, and the State had previously enacted legislation to increase required contributions to pay rising pension costs. However, to the extent such required contributions exceed available funding, local government finances will continue to be adversely affected. For more information regarding pension liabilities, see “State and Local Pension and Post-Retirement Liabilities” above.
Constitutional and Statutory Limitations on Local Government. The fiscal condition of local governments was changed when Proposition 13, which added Article XIIIA to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (i.e., those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed. For further information on Proposition 13, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues — Limitation on Property Taxes” above.
Proposition 218, a constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. See “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues — Limitations on Other Taxes, Fees and Charges” above. Proposition 62, a statutory initiative adopted by the voters in 1986, includes limitations on the ability of local governments to raise taxes that are similar to those included in the later constitutional amendments of Proposition 218.
In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the State Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the State Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.
Beginning in 2000, and in part caused by the “internet bubble,” the State was faced with increasing financial stress and began to divert local revenue resources, including sales tax, vehicle license fees and redevelopment moneys, to the State coffers. The 2004-05 Budget, related legislation and the enactment of Proposition 1A of 2004 and Proposition 22 dramatically changed the State-local fiscal relationship.
Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Proposition 22, which supersedes Proposition 1A of 2004, completely prohibits any future borrowing by the State from local government funds and generally prohibits the State Legislature from making changes in local government funding sources. For further discussion regarding Proposition 22 and Proposition 1A of 2004, see “The State Budget — Balanced Budget Amendment (Proposition 58 and Proposition 2) — State-Local Fiscal Relations” above.
Realigning Services to Local Governments. Commencing with the 2011-12 Budget, the State implemented a realignment plan to shift certain State program costs to counties and provided a comparable amount of funds to support these new county commitments. Under the realignment plan, ongoing funds for such programs after fiscal year 2010-11 are required to be provided to counties for court security, corrections and public safety, mental health services, substance abuse treatment, child welfare programs, adult protective services, and CalWORKs. However, State transfers do not cover all the costs of such programs. Consequently, local governments, particularly counties, have borne an increased part of the financial burden of providing program services, including the risks of cost overruns, revenue declines and insufficient revenue growth. The Governor’s 2022-23 Budget projected that revenue available to local governments under realignment will be $9.4 billion in fiscal year 2021-22 and $9.8 billion in fiscal year 2022-23.
Obligations of Other Issuers
Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State. See “Local Governments — General” above. For example, assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. As a result of the COVID-19 pandemic, bonds backed solely by higher education revenue or health care facility revenue and payments from private borrowers may be particularly susceptible to payment default.

California Long-Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Further, lease obligations may represent executory contracts that could be rejected in a bankruptcy proceeding under Chapter 9 of the United States Bankruptcy Code. In recent bankruptcy proceedings involving the City of Stockton, the confirmed plan of adjustment included the discharge of lease obligations at significant discounts from their face value.
Statutory Lien Securing General Obligation Bonds. Certain local governments, particularly school districts, issue general obligation bonds secured by ad valorem property taxes. Effective January 1, 2016, provisions were added to the California Education Code and the California Government Code to provide that general obligation bonds issued and sold by local governments in California are secured by a statutory lien on the ad valorem property taxes levied and collected to pay the principal and interest on such general obligation bonds. A statutory lien provides bondholders with a security interest in ad valorem property taxes intended to survive a bankruptcy of the local government. It is unclear whether these provisions apply to bonds issued prior to the effective date.
Other Considerations. The repayment of industrial development securities or single-family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single-family homes can be prepaid at any time without penalty, except in the first five years of the loan, and are subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single-family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals. See “Obligations of State Agencies” and “Obligations of Other Issuers — Other Issuers of California Debt Obligations” above.
Other Factors
COVID-19 Pandemic and Recession. There can be no assurances that there will not be a resurgence of COVID-19 cases and deaths, that existing or new COVID-19 variants will not increase the public health crisis or that unavailability and/or lack of public acceptance of vaccines will not exacerbate or prolong the adverse impacts of the COVID-19 pandemic. There is also no assurance that any additional federal aid will be forthcoming for the State or its local governments.
Much of the burden of the COVID-19 pandemic’s economic impacts has so far been borne by industries that are more reliant on in-person contact such as leisure and hospitality. Three out of four jobs lost in the U.S. and in the State in March and April 2020 during the peak of the COVID-19 recession were in low-wage sectors, essentially erasing all the job gains in the State since the Great Recession. However, ongoing pandemic circumstances, as new and more transmissible variants of the virus emerge, as vaccination rates slow, and as labor force participation remains low, may lead to a slower recovery or even another slowdown causing higher levels of unemployment across all sectors. This scenario would more closely resemble the unfolding of the Great Recession, which also began in a single sector of the economy with the collapse of the housing market, but eventually became systemic through the financial system and caused an economy-wide downturn.
Inflation. Inflation in the State is historically above the nation’s inflation levels due to the State’s faster increases in energy prices and continued housing pressures. After slowing from 3% in 2019 to 1.7% in 2020, California inflation accelerated to 5.6% in October 2021, and averaged around 4% in 2021 through October, which is the fastest rate of increase since 1991. Elevated inflation in 2021 was driven by pandemic-induced factors (the prices of gasoline, air travel, and hotels skyrocketed due to strong demand) and supply chain disruptions (e.g., the global semiconductor chip shortage reduced inventory for new cars, causing elevated inflation for new and used vehicles, and various shortages have driven up the prices of durable goods). Sustained high inflation can lead to price instability if businesses and consumers expect the price increases to continue.
The longer inflation persists, the larger the negative impact on consumers’ budgets, especially for low income households that spend a larger proportion of their income on necessities such as food, housing, and transportation. Elevated inflation has already led the Federal Reserve to signal earlier and more frequent increases in interest rates than were able to be incorporated in the economic forecast due to timing. Earlier and more frequent interest rate increases could discourage borrowing and slow consumption, as well as lead to a stock market correction that could hinder California's economic recovery, as rising interest rates could harm businesses that have debt to maintain and individuals with variable mortgage interest rates.
Global Relations and Trade. Given globalization and the interconnectedness of physical and financial world markets, disruptions in large markets due to economic slowdowns in other countries or regions, geopolitical tensions and deteriorating international trade relations, or the global impacts of the COVID-19 pandemic (such as travel restrictions), may have significant negative impacts on the nation’s economy, including on the State. There is significant uncertainty around how the Russian invasion of Ukraine in February 2022 will evolve, as well as the conflict’s potential economic impacts to the U.S. and to California.
The COVID-19 pandemic created global supply chain disruptions that negatively impacted domestic markets and reduced trade volumes for the nation and the State. The State’s exports of goods totaled $155.9 billion in 2020, or 10.3% lower than in 2019. This follows a decline of 2.5% in 2019 and a growth of 3.6% in 2018. U.S. exports of goods fell by 15.7% in 2020. In April 2022, the State indicated a preliminary estimate of exports of goods totaling $175.1 billion in 2021, or 12.3% higher than in 2020. Continued uncertainty surrounding the stability of global supply chains and the unknown duration of the COVID-19 pandemic present ongoing risks to the U.S. and California trade levels and economies.
A material change in federal trade policy, including revisions to or imposition of tariffs on the State’s trading partners, could directly and indirectly impact the State’s economy. The 2019 U.S. tariffs of up to 25% on $250 billion worth of Chinese products, equivalent to half of the nation’s imports from China, remain in place as of January 2022. These tariffs triggered Chinese retaliatory tariffs of 25% on over $50 billion worth of U.S. exports. Because the State is a transport hub, and China is the State’s largest trading partner by total trade value of goods (based on 2019 annual average data), an ongoing trade war could have negative effects on the State’s economy.
The persistence of trade barriers exacerbates the supply chain issues triggered by large-scale worldwide shutdowns during the COVID-19 pandemic, increasing the costs of imports purchased from abroad and leading to higher consumer prices and to decreased business revenues. These effects potentially impact wages and employment in the short run and could trigger a change in the business model of companies that until now have made significant investment decisions based on a system of free global trade.
Health Care Costs. Medi-Cal is one of the State’s largest expenditures. The State also provides health benefits to its own employees and retirees. General Fund spending on health care costs is thus heavily dependent upon the rate of health care cost inflation. If this inflation rises faster than expected, annual General Fund spending could quickly rise by hundreds of millions of dollars. The consequences of the COVID-19 pandemic may also significantly increase General Fund health care costs. See “The State Budget – Health Care Services.”
Housing Constraints. The State continues to face a critical housing shortage despite California residential housing units authorized by building permits (seasonally adjusted) increasing by 17.1% through November 2021 (year-to-date as compared to corresponding period in 2020). This followed decreases of 5% and 4.6% in 2019 and 2020, respectively. Strong housing demand has contributed to rising home prices. The California median sales price of existing single-family homes exceeded $800,000 for the first time in April 2021 and reached a record high of $827,940 in August 2021 before ending the year at $796,570 in December 2021, 11% higher than in December 2020 and 29% higher than the pre-pandemic record of $617,410 in August 2019. Continued rising home price trends can potentially exacerbate the negative effects of income inequality and of the economic impact of the COVID-19 pandemic. Californians will face increasing affordability issues which may affect their decisions about where to live and work. Given the State’s structural housing supply constraints and shortage, low-income populations will be especially vulnerable to evictions and to high housing costs. Furthermore, certain businesses may determine to leave California to the extent location decisions are significantly influenced by the ability of their employees and customers to live nearby.
Climate Change. The State historically has been susceptible to wildfires and hydrologic variability. In April 2022, the State disclosed that as greenhouse gas emissions continue to accumulate, climate change will intensify and increase the frequency of extreme weather events, such as coastal storm surges, drought, wildfires, floods and heat waves, and raise sea levels along the coast of the State. Over the past several years, the State has already experienced the impacts of climate change through a multi-year drought and unprecedented wildfires. The previous drought was a five-year event from 2012 to 2016, and five years later in 2021, the State is once again facing drought conditions as all of the State’s 58 counties entered a drought state of emergency in October 2021. In 2020, over 4 million acres burned in California, more than twice the previous record of approximately 2 million acres in 2018, and about 2.6 million acres burned in 2021. Destruction of housing increases the demand for construction resources from rebuilding, and worsens the State’s housing imbalances. The future fiscal impact of climate change on the State budget is difficult to predict, but it could be significant. However, the State is in the process of implementing various resilience measures to reduce the impacts of climate change, including significant investments in wildfire prevention and water infrastructure projects and workforce development. The ability of the State to take actions to mitigate any future fiscal impact of climate change on the State budget is limited and there can be no assurances that the current or any future resilience measures will be effective in materially mitigating the impact of climate change on the State.
Energy Risks. The State disclosed in April 2022 that another result of unprecedented climate-induced weather events, including drought, extreme heat events and wildfires, is stress on the State’s electrical system. The future fiscal impact of stresses to the energy grid caused by climate is difficult for the State to predict, but could be significant. In recent years, California has taken numerous steps to increase resiliency to be better prepared to meet the State’s electricity demands. The State is now taking additional immediate actions by expanding demand response programs and creating additional incentives to move large energy users to back-up power generation to address reliability concerns and implementing longer-term actions, such as suspending certain permitting requirements to allow greater energy production.
Cybersecurity Risks. The State, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. The State’s reliance on this environment has increased due to higher rates of telework as mandated by public health measures. As a recipient and provider of personal, private or sensitive information, the State is subject to multiple cyber threats including, but not limited to, hacking, viruses, malware and other attacks on computer and other sensitive digital networks and systems.
Entities or individuals may attempt to gain unauthorized access to the State’s digital systems for the purposes of misappropriating assets or information or causing operational disruption and damage. In 2017 the State established a statewide security operations center to protect against malicious activity targeting critical technology infrastructure. Local governments in the State have experienced similar threats and taken similar measures; however, no assurances can be given that the efforts to manage cyber threats and attacks will be successful or that any such attack will not materially impact the operations or finances of the State or its local governments.
Earthquake Risk. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation of a local government in the State could be affected by an interruption of revenues because of damaged facilities or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.
Special Considerations Regarding Investments in New York Municipal Securities
The following information is a brief summary of factors affecting the economy of New York City (the “City” or “New York City”) or New York State (the “State”, “New York” or “NYS”) and does not purport to be a complete description of such factors. Other factors will affect issuers.
The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other financial and demographic information, as of May 19, 2022 with respect to the City and March 7, 2022 with respect to the State, and it does not reflect recent developments since the dates of such offering statements and other information. Neither the Fund nor its legal counsel has independently verified this information.
The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for, or the market value of, the New York municipal bonds in which the Fund invests.
New York City

General. The City, with an estimated population of approximately 8.5 million as of July 2021, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking, securities, insurance, technology, information, publishing, fashion, design, retailing, education and health care industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.
For each of the 1981 through 2021 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then-applicable generally accepted accounting principles (“GAAP”), after discretionary and other transfers and except for the application of Governmental Accounting Standards Board (“GASB”) Statement No. 49 (“GASB 49”) and without regard to changes in certain fund balances described in GML Section 25 (as defined below), as described below. City fiscal years end on June 30 and are referred to by the calendar year in which they end. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.
As required by the New York State Financial Emergency Act For The City of New York (the “Financial Emergency Act”) and the New York City Charter (the “City Charter”), the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s current financial plan projects budget balance in the 2022 and 2023 fiscal years in accordance with GAAP, except for the application of GASB 49 and without regard to changes in certain fund balances pursuant to GML Section 25 (as defined below). In 2010, the Financial Emergency Act was amended to waive the budgetary impact of GASB 49 by enabling the City to continue to finance with bond proceeds certain pollution remediation costs. In 2019, Section 25 of the State General Municipal Law (“GML Section 25”) was amended to address the application to the City of GASB Statement No. 84, which contained updated requirements for fiduciary funds of state and local governments. Pursuant to GML Section 25, the City may, without violating Expense Budget (as defined below) balance requirements, carry forward to a subsequent fiscal year unspent fund balances that are restricted as to their use by requirements of State or federal law or regulation or by requirements of private or other governmental parties. The City may also continue to carry forward unspent balances held in its Health Stabilization Fund, School Crossing Guards Health Insurance Fund and Management Benefits Fund. The City’s current financial plan projects budget gaps for the 2024 through 2026 fiscal years. A pattern of current year balance and projected future year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year. The City is required to submit its financial plans to the New York State Financial Control Board (the “Control Board”).
For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets for future State fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the City has made various assumptions with respect to federal aid. Future federal actions or inactions could have adverse effects on the City, both directly and indirectly through reductions in State aid to localities that will need to be taken in the absence of additional federal aid to the State.
The Mayor is responsible under the City Charter for preparing the City’s annual expense and capital budgets (as adopted, the “Expense Budget” and the “Capital Budget,” respectively, and collectively, the “Budgets”) and for submitting the Budgets to the City Council for its review and adoption. The Expense Budget covers the City’s annual operating expenditures for municipal services, while the Capital Budget covers expenditures for capital projects, as defined in the City Charter. Operations under the Expense Budget must reflect the aggregate expenditure limitations contained in financial plans.
The Mayor is also responsible for preparing the City’s financial plan, which relates to the City and certain entities that receive funds from the City. The financial plan is modified quarterly. The projections set forth in the financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the international, national, regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State legislation and policies affecting the City and the costs of pension structures and healthcare.

Implementation of the financial plan is dependent on the City’s ability to market successfully its bonds and notes. Implementation of the financial plan is also dependent upon the ability to market the securities of other financing entities including the New York City Municipal Water Finance Authority (the “Water Authority”) and the New York City Transitional Finance Authority (“TFA”). The success of projected public sales of City, Water Authority, TFA and other bonds and notes is subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the City, and public discussion of such developments, may affect the market for outstanding City general obligation bonds and notes.
The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements that, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans.
City Financial Plan. For the 2021 fiscal year, the City’s General Fund had a total surplus of $6.1 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, except for the application of GASB 49 and without regard to changes in certain fund balances pursuant to GML Section 25, as described above, after discretionary and other transfers. The 2021 fiscal year is the 41st consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP, except for the application of GASB 49 and without regard to changes in certain fund balances pursuant to GML Section 25, as described above.
2022-2026 Financial Plan
On June 30, 2021, the City submitted to the Control Board the financial plan for the 2022 through 2025 fiscal years (the “June Financial Plan”), which was consistent with the City’s capital and expense budgets as adopted for the 2022 fiscal year. On November 30, 2021, the City submitted to the Control Board a modification to the June Financial Plan. On February 16, 2022, the Mayor released his preliminary budget for the 2023 fiscal year and the City submitted to the Control Board a modification to the financial plan for the 2022 through 2026 fiscal years (the “February Financial Plan”). On April 26, 2022, the Mayor released his Executive Budget for the 2023 fiscal year and the City submitted to the Control Board a modification to the February Financial Plan for the 2022 through 2026 fiscal years (as so modified, the “Financial Plan”). The Executive Budget is subject to adoption by the City Council, which is expected by June 30, 2022. The adopted budget may reflect additional expenditures.
The Financial Plan projects revenues and expenses for the 2022 and 2023 fiscal years balanced in accordance with GAAP, except for the application of GASB 49 and without regard to changes in certain fund balances pursuant to GML Section 25, and projects gaps of approximately $3.94 billion, $3.39 billion, and $3.75 billion in fiscal years 2024 through 2026, respectively. The June Financial Plan had projected revenues and expenses for the 2022 fiscal year balanced in accordance with GAAP, except for the application of GASB 49 and without regard to changes in certain fund balances pursuant to GML Section 25, and had projected gaps of approximately $4.05 billion, $3.84 billion and $4.07 billion in fiscal years 2023 through 2025, respectively.
The Financial Plan reflects, since the June Financial Plan, increases in projected net revenues of $4.20 billion, $1.32 billion, $670 million and $523 million in fiscal years 2022 through 2025, respectively. Changes in projected revenues include: (i) increases in real property tax revenues of $143 million, $1.15 billion, $1.21 billion and $936 million in fiscal years 2022 through 2025, respectively; (ii) an increase in personal income tax revenues of $889 million in fiscal year 2022 and decreases in personal income tax revenues of $237 million, $436 million and $387 million in fiscal years 2023 through 2025, respectively; (iii) an increase in business tax revenues of $724 million in fiscal year 2022, and decreases in business tax revenues of $248 million, $307 million and $186 million in fiscal years 2023 through 2025, respectively; (iv) increases in sales tax revenues of $706 million and $36 million in fiscal years 2022 and 2023, respectively, and decreases in sales tax revenues of $258 million and $326 million in fiscal years 2024 and 2025, respectively; (v) increases in real estate transaction tax revenues of $750 million, $102 million, $164 million and $215 million in fiscal years 2022 through 2025, respectively; (vi) increases in hotel tax revenues of $70 million, $80 million, $66 million and $66 million in fiscal years 2022 through 2025, respectively; (vii) decreases in State School Tax Relief Program (the “STAR Program”) revenues of $3 million in fiscal year 2022 and $6 million in each of fiscal years 2023 through 2025; (viii) an increase in other tax revenues of $56 million in fiscal year 2022, and decreases in other tax revenues of $48 million, $62 million and $85 million in fiscal years 2023 through 2025, respectively; and (ix) a decrease in tax audit revenue of $50 million in fiscal year 2022. Starting with fiscal year 2023, references to personal income taxes herein include both personal income taxes and the new pass-through entity tax described below.

Changes in projected revenues also include (i) net increases in non-tax revenues of $99 million, $238 million, $298 million and $297 million in fiscal years 2022 through 2025, respectively; (ii) an increase in unrestricted American Rescue Plan Act (“ARPA”) and Federal Emergency Management Agency (“FEMA”) revenues of $792 million and $252 in fiscal years 2022 and 2023, respectively; and (iii) increases in revenues included in the Program to Eliminate the Gap and the Citywide Savings Program (together, the “PEG”) of $19 million, $14 million, $9 million and $9 million in fiscal years 2022 through 2025, respectively.
The Financial Plan also reflects the impact of tax changes proposed by the Mayor and included in the State Budget (defined below) which reduce personal income taxes by $250 million in each of fiscal years 2023 through 2026, and business taxes by $25 million and real property taxes by $25 million in each of fiscal years 2024 through 2026. The changes include the enactment of three tax programs for the City: (i) increasing the City’s earned income tax credit to provide a greater benefit for lower income households; (ii) a new property tax abatement designed to allow property owners to recoup, over a five year period, costs for the alteration, conversion or improvement of space to comply with City and State facility regulations for childcare centers; and (iii) a new childcare business tax credit for employers who provide free or subsidized on-site childcare for their employees.
The Financial Plan also reflects, since the June Financial Plan, decreases in projected net expenditures of $1.08 billion and $160 million in fiscal years 2022 and 2025, respectively, and increases in projected net expenditures of $2.54 billion and $770 million in fiscal years 2023 and 2024, respectively. Changes in projected expenditures include: (i) increases in agency expenses of $1.25 billion, $3.78 billion, $2.79 billion and $2.61 billion in fiscal years 2022 through 2025, respectively; (ii) decreases in expenses included in the PEG of $1.63 billion, $1.73 billion, $1.78 billion and $1.80 billion in fiscal years 2022 through 2025, respectively; (iii) increases in labor expenses due to the elimination of previously proposed labor savings of $1.0 billion in each of fiscal years 2023 through 2025; (iv) increases to labor reserves of $119 million, $238 million, $365 million and $445 million in fiscal years 2022 through 2025, respectively; (v) a decrease of $60 million in fiscal year 2022 reflecting reimbursement of expenditures with federal aid; (vi) decreases in pension contributions of $ 309 million, $804 million, $1.61 billion, and $2.42 billion in fiscal years 2022 through 2025, respectively, primarily as a result of higher than-expected pension investment return in fiscal year 2021; (vii) a decrease in the general reserve of $250 million in fiscal year 2022 and an increase in the general reserve of $55 million in fiscal year 2023; (viii) a decrease of $400 million in fiscal year 2022 reflecting a re-estimate of prior years’ expenses and receivables and (ix) an increase to the rainy day fund of $200 million in fiscal year 2022.
The PEG savings described above are based on four broad categories of initiatives designed to close the gap between expenses and revenues: (i) efficiency initiatives designed to improve the City’s finances without reducing services; (ii) expense re-estimates due to a delay in spending or lower than expected costs; (iii) grant revenue re estimates and increases in City revenues; and (iv) reductions in debt service costs of $327 million, $574 million, $670 million and $723 million in fiscal years 2022 through 2025, respectively, primarily as a result of lower interest rates and debt refinancing.
The Financial Plan reflects, since the June Financial Plan, provision of $5.27 billion for the prepayment in fiscal year 2022 of fiscal year 2023 expenses and an expenditure reduction of $5.27 billion in fiscal year 2023.
The Mayor expects to submit a revised estimate of City revenues for fiscal year 2023 on or prior to May 25, 2022, pursuant to the City Charter. Such revised estimate is expected to adjust revenue projections upward.
The City Council has proposed a one-time property tax rebate of $150 per eligible property. If enacted, such property tax rebate would cost $90 million in fiscal year 2022, which is not currently reflected in the Financial Plan. Such rebate would require State legislative authorization and would be subject to the City’s modification process for the fiscal year 2022 budget.
The Financial Plan assumes total federal aid of $19.13 billion, $9.36 billion, $8.68 billion, $7.96 billion and $6.98 billion in fiscal years 2022 through 2026, respectively.
The Financial Plan assumes the continued sale of real property tax liens through the lien sale program in each fiscal year. The Financial Plan reflects lien sale revenue of $87 million in fiscal year 2022. The Financial Plan further assumes that real property tax delinquencies as a percentage of property tax levy will change from 2.0% in fiscal year 2021 to 1.6%, 1.7%, 1.5%, 1.6% and 1.6% in fiscal years 2022 through 2026, respectively. The authorization to sell real property tax liens expired on March 1, 2022. In the event that the program is not re-authorized, real property tax delinquencies could increase beyond the rates assumed in the Financial Plan. Each 1% increase in delinquencies would reduce property tax revenues by $316 million in fiscal year 2022, $338 million in fiscal year 2023, $342 million in fiscal year 2024, $345 million in fiscal year 2025 and $347 million in fiscal year 2026.
The Financial Plan reflects funding for annual 0.5% wage increases for two years following the expiration of the current labor contracts covering the 2017-2021 round of collective bargaining, followed by annual 1% wage increases. Each additional annual 1% wage increase will cost approximately $450 million per fiscal year beyond the amounts assumed in the Financial Plan.
The Financial Plan does not reflect the potential costs resulting from litigation challenging the current statutory rate of $75 per hour for court appointed counsel. Although the outcome of such litigation is uncertain, if the result of such litigation is that such rates are doubled, such increase would result in increased costs to the City of approximately $100 million per year.
The Financial Plan does not yet reflect projected increased costs as a result of the lawsuit relating to teacher certification examinations, which could exceed previous estimates by approximately $141 million and $90 million in fiscal years 2023 and 2024 respectively.
The Financial Plan also does not reflect the impact of a State requirement that the City increase its share of funding of the MTA’s net paratransit operating deficit from 33% to 50%. The Financial Plan reflects $175 million in each of fiscal years 2022 through 2026 to cover the City’s contributions for paratransit services compared to MTA’s estimates of such costs of $203 million, $230 million, $252 million, $266 million and $273 million in such fiscal years. The Financial Plan further does not reflect full funding to cover projected increases in the annual operating deficit of the MTA Bus Company, which the City is obligated to fund. The Financial Plan reflects $502 million in fiscal year 2022, $487 million in fiscal year 2023 and $478 million in each of fiscal years 2024 through 2026, compared to MTA’s estimate of such costs of $572 million, $715 million, $709 million, $718 million and $724 million in fiscal years 2022 through 2026, respectively.
The Financial Plan reflects a grant of $50 million in fiscal year 2022 to a not-for-profit corporation to support the restructuring of loans to the owners of up to 4,000 taxi medallions to terms that are more affordable to the medallion owners. The $50 million grant in fiscal year 2022 supplements a previously paid grant from the City of $65 million for the same purpose. The grant funds will be used by the not-for-profit corporation to cover shortfalls in amounts owed by taxi medallion owners on defaulted restructured loans to the extent such shortfall is not covered by the sale of the related medallions. In addition, the City has undertaken, subject to appropriation, to make additional grants in the future to the not-for-profit corporation for this purpose. Based on the expected maximum restructured loan amount and current market conditions affecting the sale of medallions, the remaining shortfall of each defaulted loan after the sale of the associated medallion could be up to $60,000. Such amount will vary based on future market conditions.
The State budget for State fiscal year 2020-2021 included legislation providing for the intercept by the State of $250 million and $150 million in sales taxes in City fiscal years 2021 and 2022, respectively, otherwise payable to the City, to provide assistance to distressed hospitals and nursing homes. Such intercepts are reflected in the Financial Plan. The State budget for State fiscal year 2022-2023 (the “State Budget”), extended such intercepts by providing for the ongoing withholding of sales taxes in the amount of $150 million per fiscal year for the purposes described above for each of fiscal years 2023 through 2025. Such intercepts are reflected in the Financial Plan.
The State Budget also mandates that adoption, foster care, and related service providers be compensated at 100% of maximum State aid rates. Such mandate reflects the requirements of a recent lawsuit. The legislation requires increased City funding for such services of up to $58.5 million in fiscal year 2023 and $117 million per fiscal year starting in fiscal year 2024, which is not reflected in the Financial Plan.
State legislation has been enacted reducing the time for employees to vest in certain public pensions systems from ten years to five years. Such change, which is estimated to cost the City $24.5 million per fiscal year, is not reflected in the Financial Plan, but may be offset by other expected pension contribution savings. The City expects to reflect this change in the next quarterly modification to the Financial Plan.
The Financial Plan does not reflect future increases in the charter school per-pupil tuition rate, which, if not offset by changes to State education aid to the City that occur each year during the State budget process, are preliminarily estimated to cost the City $196 million in fiscal year 2024, $266 million in fiscal year 2025 and $467 million in fiscal year 2026. Final figures that would determine the actual costs to the City for each fiscal year will not be finalized until the time of the State budget process applicable for such fiscal year.

The Financial Plan assumes that the City’s direct costs (including costs of New York City Health and Hospitals (“NYCHH”) and New York City Housing Authority (“NYCHA”)) as a result of Superstorm Sandy (“Sandy”) will largely be paid from non-City sources, primarily the federal government. In addition to such direct costs, the City is delivering Sandy-related disaster recovery assistance services, benefiting impacted communities, businesses, homeowners and renters (“Community Costs”). Although the City anticipates that funding for Community Costs will be primarily reimbursed with federal funds, the City may be responsible for up to approximately $150 million of additional Community Costs, which are not currently reflected in the Financial Plan.
On January 31, 2019, NYCHA, the City and the U.S. Department of Housing and Urban Development (“HUD”) entered into an agreement (the “HUD Agreement”) relating to lead-based paint and other health and safety concerns in NYCHA’s properties. The HUD Agreement established a framework by which NYCHA will continue to evaluate and progress towards compliance with federal requirements. Pursuant to the HUD Agreement, a federal monitor, with access to NYCHA information and personnel, has been appointed to oversee NYCHA’s compliance with the terms of the agreement and federal regulations. The federal monitor has issued and will continue to issue quarterly reports on NYCHA’s compliance with the HUD Agreement. Also pursuant to the HUD Agreement, the City has committed $1.7 billion in additional capital funds in the 2022-2026 Capital Commitment Plan (defined herein), with an additional $1.1 billion in City capital funds reflected in the remaining years of the Ten-Year Capital Strategy for fiscal years 2027 through 2031. NYCHA subsequently announced that it may be out of compliance with a number of federal regulations beyond the regulations concerning lead-based paint and other health and safety concerns that were the subject of the HUD Agreement and is working to assess the extent of any such noncompliance. NYCHA’s 2017 Physical Needs Assessment estimated its projected capital costs at approximately $32 billion over the next five years. In January 2020, NYCHA’s Chairman and Chief Executive Officer stated that such costs were $40 billion. NYCHA is in the process of recapitalizing roughly 62,000 of its units through the Permanent Affordability Commitment Together program, which leverages project-based Section 8 subsidy and partnerships with private and non-profit development partners to make repairs. As of February 2022, approximately 35,000 units are in some stage of the conversion process. In legislation that NYCHA has developed, NYCHA proposes to carry out capital improvements to approximately 25,000 public housing units through a federal disposition process that would utilize a newly created public entity. The plan seeks to generate funds by borrowing against pooled federal Tenant Protection Vouchers, which are federal rental vouchers with a higher value than the Section 9 operating subsidy that NYCHA currently receives. The plan does not explicitly require City investment or directly impact the Financial Plan. NYCHA continues to pursue the legislation necessary to implement this plan.
State legislation provides for congestion tolling for vehicles entering a designated congestion zone in Manhattan below 60th Street, the revenues from which will be directed to the MTA for transit improvements. Details of the plan, including pricing, have yet to be determined, but it is currently expected that the start date will occur in 2023.
The City is seeking State legislation to provide the TFA with $19 billion of additional borrowing capacity, which would not be subject to the debt limit of the City.
State legislation has been enacted creating a pass-through entity tax on certain partnerships and S-corporations that elect to pay such tax. Starting with taxes due in calendar year 2023, the partners or shareholders of such partnerships or S corporations will receive an equivalent credit against their personal income tax. The pass-through entity tax will be collected and paid first to the TFA in the same manner as the personal income tax. The aggregate personal income tax credits will be equivalent to the pass-through entity tax liability of the entities that elect to pay the pass through entity tax. Therefore, the change is expected to be revenue neutral to the City on a multi-year basis.
The New York City Advisory Commission on Property Tax Reform was established in 2018 to consider changes to the City’s property taxation system, without reducing property tax revenues to the City. The commission released its report in December 2021 with recommendations which, among other things, would align the taxable value of certain properties more closely with market value. The commission’s recommendations, which have not yet been acted upon, would require State legislation if they were to be implemented.
From time to time, the City Comptroller, the Control Board staff, the Office of the State Deputy Comptroller for the City of New York (“OSDC”), the Independent Budget Office (“IBO”) and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. It is reasonable to expect that reports and statements will continue to be issued and may contain different perspectives on the City’s budget and economy and may engender public comment. For information on reports issued on the November Financial Plan and the Financial Plan by the City Comptroller and others reviewing, commenting on and identifying various risks therein, see “Certain Reports.”
COVID-19
The City has been severely affected by the coronavirus disease, referred to herein as “COVID-19.” As of May 6, 2022, the City has reported a cumulative total of 2,391,948 COVID-19 cases and 40,232 deaths, including those that were confirmed and those that were probably related to COVID-19, representing approximately 2.9% of COVID-19 cases in the U.S., 4.0% of deaths in the U.S., and 0.6% of deaths globally, with communities of color suffering disproportionately. Cases, hospitalizations and death rates in the City have fluctuated since the beginning of the pandemic, declining during the spring of 2021 as vaccinations became more widely available, then increasing with the spread of the delta and omicron variants. Cases, hospitalizations and deaths in the City have declined significantly since the peak in cases related to the omicron variant in January 2022. As of May 6, 2022, a total of 7,253,138 or 87.0% of City residents have received at least one dose of one of the three U.S. Food and Drug Administration approved vaccines and 6,514,728 or 78.1% of City residents are fully vaccinated. As of May 6, 2022, a total of 3,136,726 or 37.6% of City residents have received an additional vaccine dose, including booster shots for fully vaccinated people and third doses for fully vaccinated people with a weakened immune system. The future course of the pandemic is uncertain and will be determined by many factors, including vaccination rates, the effectiveness of vaccines in preventing infections, hospitalizations and deaths, adherence to public health mitigation measures (including masks and social distancing) and the emergence of new virus variants. COVID-19 cases, hospitalizations and deaths in the City are expected to continue to fluctuate. There can be no assurance that the City will not experience future surges or that rates of cases, hospitalizations and deaths will not increase significantly above current levels in the future. All data on City cases, deaths and vaccinations referenced above are from the New York City Department of Health and Mental Hygiene. The City Department of Health and Mental Hygiene makes its vaccination rate calculations using City population estimates from the United States Census Bureau as of July 2019. National data referenced above are from the Centers for Disease Control and Prevention COVID Data Tracker. Global data referenced above are from the COVID-19 Dashboard by the Center for Systems Science and Engineering (CSSE) at Johns Hopkins University.
The reduction in business activity, travel and tourism resulting from the pandemic had a severe impact on the City’s retail, cultural, hospitality and entertainment sectors. Hotel occupancy declined drastically, as did arrivals to City airports. As a result of the COVID-19 pandemic, unemployment rates throughout the City increased substantially and currently remain above pre-pandemic levels. See “Appendix A—Economic and Demographic Information—Unemployment.” Certain real estate sectors have sustained losses as a result of the business distress caused by COVID-19. Higher unemployment as well as increased numbers of employees working from home due to the pandemic have stressed portions of the City’s office market. The pandemic has also reduced income for retail stores and hotels. However, property tax revenues are projected to increase in fiscal year 2023 compared to fiscal year 2022, reflecting a rebound in the assessed value of both residential and commercial real estate. Property tax revenues are projected to be flat for fiscal year 2024 through 2026. Uncertainties remain for commercial office markets as future demand may depend on decisions of major office tenants regarding density, remote work and relocation of operations out of the City. The pandemic has also resulted in a decline of the City’s estimated population. The United States Census Bureau estimates the City’s population to be 8,467,513 as of July 2021, which shows a decline of 336,677 City residents as compared to the 2020 Census. No assurance can be provided as to what further impacts the pandemic may have on the City’s estimated population.
A state of emergency is in effect for both the City and the State. During periods of the COVID-19 pandemic, many businesses in the City were ordered to close, public schools moved to remote learning and limitations were imposed on large gatherings. In response to rising COVID-19 cases in 2021, the City imposed certain vaccination requirements for some indoor activities and for City and private sector employees. Effective March 7, 2022, Mayor Eric Adams eliminated mask mandates and vaccine requirements for restaurants, gyms and movie theaters. The public school mask mandate is no longer in effect.
In March 2022, the City introduced a new COVID-19 alert level system, based on metrics defined by the Centers for Disease Control. The system comprises four risk levels: low, medium, high and very high. The risk level is determined based on the levels of COVID-19 community spread, and each level contains recommended actions for the government and individuals. On May 2, 2022, the City moved from the low (green) to medium (yellow) risk category, based on rising cases of COVID-19. The recommended actions during a period of medium risk do not include the imposition of any measures above those currently in effect, though additional precautionary actions by individuals and government are recommended.

There can be no assurances that the City will not experience additional challenges and economic disruptions from the COVID-19 pandemic in the future. There can also be no assurance that new business closures or additional pandemic-related restrictions will not be imposed in the future. The ultimate impact of the COVID-19 pandemic on the City’s economy and the amount and timing of collections of City revenues cannot be determined at this time. Additional changes in employment and earnings subject to personal income tax, as well as reductions in economic activity subject to the sales tax, may occur, including, but not limited to, reductions in personal income tax revenues due to changes in residency status resulting from remote work outside the City and other employment-related changes. No assurance can be provided that the COVID-19 pandemic and resulting economic disruption will not result in revenues to the City that are lower than projected herein.
Employment. The City is a leading center for the banking and securities industry, education, healthcare, life insurance, communications, publishing, fashion design, technology, information services, hospitality and retail fields. Over the past two decades the City has experienced a number of business cycles. From 1992 to 2000, the City added 456,500 private sector jobs (growth of 17%). From 2000 to 2003, the City lost 173,200 private sector jobs (decline of 5%). From 2003 to 2008, the City added 257,600 private sector jobs (growth of 9%). From 2008 to 2009, the City lost 103,200 private sector jobs (decline of 3%). From 2009 to 2019, the City added 918,400 private sector jobs (growth of 29%). From 2019 to 2020, the City lost 496,900 private sector jobs due to the COVID-19 pandemic. All such changes are based on average annual employment levels through and including the years referenced. As of March 2022, total employment in the City was 4,416,800 compared to 4,131,200 in March 2021 (growth of 6.9%) based on data provided by the New York State Department of Labor, which is not seasonally adjusted.”
Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed; realization of projected earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of NYCHH and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the ability of the City and other financing entities to market their securities successfully in the public credit markets; the impact of the outbreak of COVID-19; and the extension of the authorization to sell real property tax liens. Certain of these assumptions are reviewed in reports issued by the City Comptroller and other public officials. See “Certain Reports” herein.
The projections and assumptions contained in the Financial Plan are subject to revision, which may be substantial. No assurance can be given that these estimates and projections, which include actions the City expects will be taken but are not within the City’s control, will be realized.
Revenue Assumptions
•	General Economic Conditions. The Financial Plan assumes an increase in economic activity in calendar year 2021 compared to calendar year 2020.
•	Real Estate Tax. Projections of real estate tax revenues are based on a number of assumptions, including, among others, assumptions relating to the tax rate, the assessed valuation of the City’s taxable real estate, the delinquency rate, debt service needs, a reserve for uncollectible taxes, the operating limit and the impact of the outbreak of COVID-19. Real Estate Tax revenue projections for fiscal years 2023 through 2026 reflect certain City tax programs proposed by the Mayor and adopted by the New York State legislature. The adoption of such proposals is estimated to reduce real estate tax revenues by $25 million per fiscal year, starting in fiscal year 2023.
Projections of real estate tax revenues include net revenues from the sale of real property tax liens of $87 million in fiscal year 2022 and $80 million in each of fiscal years 2023 through 2026. Projections of real estate tax revenues include the effects of the STAR Program which will reduce the real estate tax revenues by an estimated $146 million, $144 million, $142 million, $140 million and $138 million in fiscal years 2022 through 2026, respectively. Projections of real estate tax revenues reflect the estimated cost of extending the current tax reduction for owners of cooperative and condominium apartments amounting to $644 million, $664 million, $671 million, $677 million and $681 million in fiscal years 2022 through 2026, respectively.
The delinquency rate was 1.3% in fiscal year 2017, 1.2% in fiscal year 2018, 1.2% in fiscal year 2019, 1.8% in fiscal year 2020 and 2.0% in fiscal year 2021. The Financial Plan projects delinquency rates of 1.6% in fiscal year 2022, 1.7% in fiscal year 2023, 1.5% in fiscal year 2024 and 1.6% in each of fiscal years 2025 and 2026.
On April 24, 2017, a lawsuit was filed challenging the City’s real property tax system and valuation methodology. The action alleges that the City’s real property tax system violates the State and federal constitutions as well as the Fair Housing Act. The action further alleges the valuation methodology as mandated by certain provisions of the State Real Property Tax Law results in a disparity and inequality in the amount of taxes paid by Black and Hispanic Class 1 property owners and renters. The Appellate Division, First Department granted the City’s motion to dismiss and dismissed all claims against the City. In September 2020, the New York Court of Appeals dismissed the plaintiff’s purported appeal as of right of the First Department rulings. On August 9, 2021, the plaintiff filed, in the Appellate Division, a motion for leave to appeal and on August 20, 2021, the City filed a response in opposition thereto. The Appellate Division denied the plaintiff’s motion for leave to appeal to the Court of Appeals. On December 1, 2021 the plaintiff served and filed a motion seeking leave to appeal directly from the Court of Appeals. The City and State submitted their respective opposition papers. On April 28, 2022, the Court of Appeals granted the plaintiff’s motion for leave to appeal. Once the plaintiff files its preliminary appeal statement, the Court will set a briefing schedule.
•	Other Taxes. The Financial Plan reflects the following assumptions regarding projected baseline revenues from Other Taxes: (i) with respect to the personal income tax, a 2.5 percent decline in fiscal year 2022 revenues reflecting the end of federal stimulus programs available in fiscal year 2021, a decline in 2023 as Wall Street profits drop back to historical averages from the high levels and continued moderate growth on average in fiscal years 2024 through 2026; (ii) with respect to the business corporation tax, a drop in revenue in fiscal year 2022 following the abnormally strong year before it, and a decline in 2023 reflecting economic headwinds from the Russia-Ukraine conflict, a less stellar outlook for Wall Street profits followed by a moderate growth in fiscal years 2024 through 2026; (iii) with respect to the unincorporated business income tax, growth similar to last year in fiscal year 2022 reflecting improved economic conditions in the City, a decline in 2023 reflecting slower economic growth and a return to moderate growth in fiscal years 2024 through 2026; (iv) with respect to the sales tax, a strong rebound in growth in fiscal year 2022 from increased consumer spending due to pent-up demand and a strong growth in the tourism, hospitality and entertainment industries recover in fiscal years 2023 through 2026; (v) with respect to the real property transfer tax, a very strong rebound in fiscal year 2022 for the residential activity from the pent-up demand from prior year’s lost sales as well as a surge in commercial transactions towards the end of calendar year 2021, dampened growth in 2023 reflecting forecasted rising interest rates, with growth returning in fiscal years 2024 to 2026 reflecting steady economic growth; (vi) with respect to the mortgage recording tax, a strong rebound in fiscal year 2022, with rising interest rates dampening growth in 2023 before growth returns to the long-term trend in fiscal years 2024 through 2026 reflecting steady economic growth; and (vii) with respect to the commercial rent tax, decline in 2022 reflecting high vacancy rates for commercial office space in Manhattan and flat growth from fiscal years 2023 through 2026, as uncertainties remain about office space use.

•	Miscellaneous Revenues. The Financial Plan reflects collections from Miscellaneous Revenues in the amounts of $7.4 billion in fiscal year 2022, $7.2 billion in fiscal year 2023 and $7.3 billion in each of fiscal years 2024 through 2026.

•	Intergovernmental Aid. The Financial Plan assumes that all existing federal and State categorical grant programs will continue, unless specific legislation provides for their termination or adjustment, and assumes increases in aid where increased costs are projected for existing grant programs.
As of March 31, 2022, approximately 17.3% of the City’s full-time and full-time equivalent employees (consisting of employees of the mayoral agencies and the DOE) were paid by Community Development funds, water and sewer funds and from other sources not funded by unrestricted revenues of the City.
A major component of federal categorical aid to the City is the Community Development program. Pursuant to federal legislation, Community Development grants are provided to cities primarily to aid low and moderate income persons by improving housing facilities, parks and other improvements, by providing certain social programs and by promoting economic development. These grants are based on a formula that takes into consideration such factors as population, age of housing and poverty.

The City’s receipt of categorical aid is contingent upon the satisfaction of certain statutory conditions and is subject to subsequent audits, possible disallowances and possible prior claims by the State or federal governments. The general practice of the State and federal governments has been to deduct the amount of any disallowances against the current year’s payment, although in some cases the City remits payment for disallowed amounts to the grantor. Substantial disallowances of aid claims may be asserted during the course of the Financial Plan. The City estimates probable amounts of disallowances of recognized grant revenues and makes the appropriate adjustments to recognized grant revenue for each fiscal year. The amounts of such downward adjustments to revenue for disallowances attributable to prior years increased from $124 million in the 1977 fiscal year to $542 million in the 2006 fiscal year. The amounts of such disallowances were $103 million and $114 million in fiscal years 2007 and 2008, respectively. There were no adjustments for estimated disallowances in fiscal years 2009 and 2010. In fiscal year 2011 the downward adjustment for disallowances was $113 million and in fiscal year 2012 an upward adjustment of $166 million was made, reflecting a reduced estimate of disallowances attributable to prior years as of June 30, 2012. In fiscal years 2013, 2014, 2015, 2016, 2020 and 2021, downward adjustments of $59 million, $19 million, $110 million, $1 million, $5 million and $24 million, respectively, were made. In fiscal years 2017, 2018 and 2019, upward adjustments of $558 million, $139 million and $113 million, respectively, were made. As of June 30, 2021, the City had an accumulated reserve of $298 million for all disallowances of categorical aid.
Expenditure Assumptions
 Personal Service Costs. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees will increase from an estimated level of 267,512 as of June 30, 2022 to an estimated level of 271,113 by June 30, 2026.
Other Fringe Benefits includes $3.080 billion, $3.221 billion, $3.427 billion, $3.594 billion and $3.754 billion in fiscal years 2022 through 2026, respectively, for post-employment benefits other than pensions (“OPEB”) expenditures for current retirees, which costs are currently paid by the City on a pay-as-you-go basis.
The Financial Plan reflects contract settlements with nearly 93% of the City’s unionized workforce for the 2017 2021 round of collective bargaining. The Financial Plan reflects funding for a cumulative 7.95% for unsettled unions based on the applicable civilian pattern as established by the DC 37 and UFT deals or the uniform pattern based on the Uniformed Officers Coalition settlement. All contract settlements also include health insurance savings as part of a 2018 agreement between the City and the MLC (the “2018 MLC Agreement”), in addition to those previously agreed upon.
The amounts in the Financial Plan reflect the offsets from health insurance savings of $600 million in fiscal year 2022 and thereafter. These savings are pursuant to the 2018 MLC Agreement. The City has the right to enforce the agreement through a binding arbitration process.
These savings are in addition to the $3.4 billion of health insurance savings the City achieved in fiscal years 2015 through 2018, $1.3 billion of which are recurring, which were negotiated pursuant to a previous MLC agreement.
The Financial Plan reflects funding of annual 0.5% wage increases for the first two years following the expiration of the current labor contracts covering the 2017-2021 round of collective bargaining, followed by annual 1% wage increases. Each annual 1% wage increase will cost approximately $450 million per fiscal year.
 Other Than Personal Services (“OTPS”).
•	Administrative OTPS and Energy. The Financial Plan contains estimates of the City’s administrative OTPS expenditures for general supplies and materials, equipment and selected contractual services, and the impact of agency gap-closing actions relating to such expenditures in the 2022 fiscal year. Thereafter, to account for inflation, administrative OTPS expenditures are projected to rise by 2.5% annually in fiscal years 2024 through 2026. Energy costs for each of the 2022 through 2026 fiscal years are assumed to vary annually, with total energy expenditures projected at $1.05 billion in fiscal year 2022 and increasing to $1.20 billion by fiscal year 2026.

•	Public Assistance. Of total cash assistance expenditures in the City, the City-funded portion is projected to be $891 million in each of fiscal years 2022 through 2026.
•	Medical Assistance. Medical assistance payments projected in the Financial Plan consist of payments to voluntary hospitals, skilled nursing facilities, intermediate care facilities, home care providers, pharmacies, managed care organizations, physicians and other medical practitioners. The City-funded portion of medical assistance payments is estimated at $6.3 billion for the 2022 fiscal year. The City-funded portion of medical assistance payments is expected to be $6.4 billion in each of fiscal years 2023 through 2026. Such payments include the City’s capped share of local Medicaid expenditures as well as Supplemental Medicaid payments to NYCHH.
•	New York City Health and Hospitals. NYCHH, which provides essential services to over 1.1 million New Yorkers annually, faces near- and long-term financial challenges resulting from, among other things, changes in hospital reimbursement under the Affordable Care Act and the statewide transition to managed care. On April 26, 2016, the City released “One New York: Health Care for Our Neighborhoods,” a report outlining the City’s plan to address NYCHH’s financial shortfall.
In March 2022, NYCHH released a cash-based financial plan, which projected City-funded expenditures of $2.0 billion in fiscal year 2022, $717 million in fiscal year 2023, and $728 million in each of fiscal years 2024 through 2026, in addition to the forgiveness of debt service for fiscal years 2022 through 2026 and the City’s contribution to supplemental Medicaid payments which is consistent with the City’s Financial Plan. NYCHH’s financial plan projected total receipts of $12.8 billion, $9.5 billion, $9.1 billion, $8.6 billion and $8.7 billion, and total disbursements of $12.9 billion, $9.5 billion, $9.0 billion, $8.9 billion and $9.1 billion in fiscal years 2022 through 2026, respectively.
NYCHH relies on significant projected revenue from Medicaid, Medicare and other third-party payor programs. Future changes to such programs could have adverse impacts on NYCHH’s financial condition.
•	Other. The projections set forth in the Financial Plan for OTPS-Other include the City’s contributions to New York City Transit (“NYCT”), NYCHA, City University of New York (“CUNY”) and subsidies to libraries and various cultural institutions. They also include projections for the cost of future judgments and claims, which are discussed below under “Judgments and Claims.” “In the past, the City has provided additional assistance to certain State governmental agencies, public authorities or public benefit corporations which receive or may receive monies from the City directly, indirectly or contingently (“Covered Organizations”) that had exhausted their financial resources prior to the end of the fiscal year No assurance can be given that similar additional assistance will not be required in the future.

•	New York City Transit. NYCT operates under its own section of the Financial Plan as a Covered Organization. An accrual-based financial plan for NYCT covering its 2021 through 2025 fiscal years was published in February 2022 (the “2022 NYCT Financial Plan”). The NYCT fiscal year coincides with the calendar year. The 2022 NYCT Financial Plan reflects the negative impacts of the COVID-19 outbreak on MTA costs, ridership, and farebox revenue. The 2022 NYCT Financial Plan reflects City assistance to the NYCT operating budget of $461.0 million in 2021, increasing to $524.5 million in 2025. In addition, the 2022 NYCT Financial Plan projects real estate transfer tax revenue dedicated for NYCT use of $492.6 million in 2022, increasing to $614.9 million in 2025. The 2022 NYCT Financial Plan includes decreased expected farebox revenue based on projected lower ridership. The 2022 NYCT Financial Plan reflects $10.2 billion in revenues and $16.5 billion in expenses for 2022, leaving a budget gap of $6.4 billion. After accounting for accrual adjustments and cash carried over from 2021, operating budget gaps of $4.1 billion in 2022, $6.9 billion in 2023, $10.0 billion in 2024, and $13.5 billion in 2025 are projected. These figures do not reflect the receipt of over $6.4 billion in federal aid for the ARPA, which is expected largely to offset the projected 2022 and outyear deficits.
In 2009, a Payroll Mobility Tax (“PMT”) was enacted into State law to provide $0.34 for every $100 of payroll in the MTA’s twelve-county service area. The PMT is currently expected to generate revenues for NYCT in the amount of $697 million in 2022, increasing to $725 million in 2025.
The MTA faces serious budget shortfalls from historic declines in fare, toll, and tax revenues as a result of the outbreak of COVID-19. Federal aid has allowed the MTA to close the deficit through 2024, but large out-year deficits remain in 2025 and beyond. The City’s payments to the MTA remain dependent on future uncertainties such as additional federal funding, ridership trends, ongoing cleaning costs, and service adjustments.
The 2015-2019 Capital Program currently includes $33.9 billion for all MTA agencies, including $16.7 billion to be invested in the NYCT core system and $1.7 billion for NYCT network expansion.
The State has agreed to contribute $9.1 billion towards the 2015-2019 Capital Program. The City has agreed to contribute $2.656 billion. Of the City’s contribution, $2.056 billion has been reflected in the City’s Capital Commitment Plan, including $164.0 million for the Subway Action Plan. The remaining $600.0 million will come from joint ventures, such as development deals, which will not flow through the City budget.
On September 19, 2019, the MTA released its 2020-2024 Capital Program, which took effect by default in January 2020. The program includes $54.8 billion for all MTA agencies, including $37.3 billion to be invested in subways and $3.5 billion for buses. The entire 2020-2024 Capital Program was placed on hold in 2020 but resumed upon the announcement of $6.5 billion in federal aid in the ARPA in March of 2021.
Legislation adopted in 2019 includes the enactment of congestion tolling for vehicles entering a designated congestion zone in Manhattan below 60th Street, the revenues from which will be directed to the MTA for transit improvements. Details of the plan, including pricing, have yet to be determined. The 2021 NYCT Financial Plan anticipates that the MTA will begin receiving revenue from congestion tolling in 2023.
In addition, the State 2020 Budget included legislation authorizing the imposition of sales tax on certain additional internet sales and providing that City sales tax revenues in the amount of $127.5 million in State fiscal year 2020 (reflecting the portion of the year in which it is effective) and $170 million in State fiscal year 2021 and thereafter increasing by one percent per year, will be directed to the MTA for transit improvements. Revenues from such additional sales tax are currently estimated to be $170 million per year and are in addition to existing sales taxes attributable to certain other internet transactions. Additionally, such legislation provided that State sales tax revenues in the amount of $112.5 million in State fiscal year 2020 and $150 million in State fiscal year 2021 and thereafter increasing by one percent per year, will be directed to the MTA for transit improvements. The State 2020 Budget also included legislation increasing real estate transfer taxes on properties valued at more than $2 million, which will also be directed to the MTA for transit improvements.
The State 2021 Budget requires the City to contribute $3 billion towards the 2020-2024 Capital Program concurrent with the State’s $3 billion contribution. Neither the City nor the State can use operating funds dedicated to the MTA to supplant their capital commitment and must pay on a schedule determined by the State Budget Director. The City has appropriated this $3 billion and this is anticipated to be spent within the years of the Ten-Year Capital Strategy.
The State 2021 Budget included a requirement that the City increase its funding of the MTA’s net paratransit operating deficit from 33% to 50%. The City’s Financial Plan reflects $175 million in each of fiscal years 2022 through 2026 to cover the City’s contributions for paratransit services, compared to MTA’s estimates of $203 million, $230 million, $252 million, $266 million and $273 million in fiscal years 2022, 2023, 2024, 2025 and 2026, respectively. Spending on paratransit is significantly impacted by ridership levels, and it is unknown what the long-term impacts of COVID-19 will be on usage. The City will continue to monitor the anticipated paratransit costs for future years.
•	Department of Education. State law requires the City to provide City funds for the Department of Education (“DOE”) each year in an amount not less than the amount appropriated for the preceding fiscal year, excluding amounts for debt service and pensions for the DOE. Such City funding must be maintained, unless total City funds for the fiscal year are estimated to be lower than in the preceding fiscal year, in which case the mandated City funding for the DOE may be reduced by an amount up to the percentage reduction in total City funds.

•	Judgments and Claims. In the fiscal year ended on June 30, 2021, the City expended $617.9 million for judgments and claims. The Financial Plan includes provisions for judgments and claims of $1.3 billion, $1.1 billion, $1.1 billion, $877.2 million and $823.2 million for the 2022 through 2026 fiscal years, respectively. These projections incorporate a substantial amount of claims costs attributed to NYCHH, estimated to be $140 million in each year of the Financial Plan, for which NYCHH reimburses the City unless otherwise forgiven by the City, which was the case in fiscal years 2013 and 2016. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2021 amounted to approximately $6.9 billion. This estimate was made by categorizing the various claims and applying a statistical model, based primarily on actual settlements by type of claim during the preceding ten fiscal years, and by supplementing the estimated liability with information supplied by the City’s Corporation Counsel.
In addition to the above claims, numerous real estate tax certiorari proceedings involving allegations of inequality of assessment, illegality and overvaluation are currently pending against the City. The City’s Financial Statements for the fiscal year ended June 30, 2021 include an estimate that the City’s liability in the certiorari proceedings, as of June 30, 2021, could amount to approximately $1.23 billion. Provision has been made in the Financial Plan for estimated refunds of $490 million in fiscal year 2022 and $400 million in each of fiscal years 2023 through 2026.
 General Obligation, Lease and TFA Debt Service. Debt service estimates for fiscal years 2022 through 2026 include debt service on outstanding general obligation bonds and conduit debt, and the funding requirements associated with outstanding TFA Future Tax Secured Bonds, and estimates of debt service costs of, or funding requirements associated with, future general obligation, conduit and TFA Future Tax Secured debt issuances based on projected future market conditions. Such debt service estimates also include estimated payments pursuant to interest rate exchange agreements but do not reflect receipts pursuant to such agreements.
In July 2009, the State amended the New York City Transitional Finance Authority Act to expand the borrowing capacity of the TFA by providing that it may have outstanding $13.5 billion of Future Tax Secured Bonds (excluding Recovery Bonds) and may issue additional Future Tax Secured Bonds provided that the amount of such additional bonds, together with the amount of indebtedness contracted by the City, does not exceed the debt limit of the City. The City currently expects to continue to finance approximately half of its capital program through the TFA, exclusive of Department of Environmental Protection capital budget items financed by the Water Authority.
The Financial Plan reflects general obligation debt service of $3.73 billion, $4.29 billion, $4.57 billion, $4.79 billion and $5.05 billion in fiscal years 2022 through 2026, respectively, conduit debt service of $104 million, $147 million, $118 million, $117 million and $116 million in fiscal years 2022 through 2026, respectively, and TFA debt service of $2.85 billion, $3.38 billion, $3.43 billion, $3.72 billion and $4.24 billion in fiscal years 2022 through 2026, respectively, in each case prior to giving effect to prepayments. Such debt service requirements are projected to be below 15% of projected City tax revenues for each year of the Financial Plan.
Environmental Matters
The City has more than 500 miles of coastline, bordering the Atlantic Ocean as well as rivers, bays, and inlets. Two of its five Boroughs, Manhattan and Staten Island, are islands and water forms the principal boundary of the remaining three. As a result, the City is directly affected by rising sea levels and exposed to intensifying coastal storms.
Storms
On Monday, October 29, 2012, Sandy hit the Mid-Atlantic East Coast. The storm caused widespread damage to the coastal and other low lying areas of the City and power failures in various parts of the City, including most of downtown Manhattan. On January 29, 2013, President Obama signed legislation providing for approximately $50.5 billion in storm-related aid for the region affected by the storm. Although it is not possible for the City to quantify the full, long-term impact of the storm on the City and its economy, the current estimate of the direct costs to the City, NYCHH and NYCHA is approximately $10.7 billion (comprised of approximately $1.8 billion of expense costs and approximately $8.9 billion of capital project costs). Such direct costs represent funding for emergency response, debris removal, emergency protective measures, repair of damaged infrastructure and long-term hazard mitigation investments. In addition to such direct costs, the City is delivering Sandy-related disaster recovery assistance services, benefiting impacted communities, businesses, homeowners and renters (“Community Costs”). The City anticipates that funding for Community Costs will be primarily reimbursed with federal funds. However, the City is responsible for $134 million of such Community Costs, which are reflected in the Financial Plan. In addition, the City may be responsible for up to approximately $150 million of additional Community Costs, which are not reflected in the Financial Plan.
The Financial Plan assumes that the direct costs described above will largely be paid from non-City sources, primarily the federal government, and that the Community Costs described above will be primarily reimbursed by federal funds. The City expects reimbursements to come from two separate federal sources of funding, FEMA and HUD. The City has secured approximately $10.7 billion in FEMA assistance and other federal emergency response grants (“FEMA Funding”). The maximum reimbursement rate from FEMA is 90% of total costs. Other federal emergency response grants may have larger local share percentages. The City expects to use $720 million of Community Development Block Grant Disaster Recovery funding allocated by HUD to meet the local share requirements of the FEMA funding, as well as recovery work not funded by FEMA or other federal sources. This allocation would be available to fill gaps in such FEMA funding. As of March 31, 2022, the City, NYCHH and NYCHA have received $4.5 billion in reimbursements from FEMA for the direct costs described above. In addition to the FEMA Funding described above, HUD has made available over $4.4 billion for Community Costs, of which approximately $4.0 billion has been received through December 31, 2021. No assurance can be given that the City will be reimbursed for all of its costs or that such reimbursements will be received within the time periods assumed in the Financial Plan. There is no assurance, if the City were to experience a similar storm in the future, that non-City sources, including the federal government, would pay the costs.
On September 1, 2021, Hurricane Ida hit the Mid-Atlantic East Coast as a post-tropical cyclone (“Ida”), bringing significant rainfall and resulting in severe flooding in parts of the City, including inland areas. Rainfall from Ida exceeded the previous record for the most single-hour rainfall in the City and for the first time the National Weather Service declared a flash flood emergency in the City. Ida resulted in the deaths of 13 people in the City, 11 of which occurred in basement housing units. On September 3, 2021, former Mayor de Blasio announced a climate-driven rain response plan, which includes developing improved storm warning systems and the creation of the Extreme Weather Response Taskforce composed of representatives from several different City agencies, including DEP, the Department of Transportation, Emergency Management and the Department of Sanitation. On September 27, 2021, the taskforce released its report, The New Normal: Combating Storm-Related Extreme Weather in New York City. The report’s recommendations, among others, include (i) improvements to emergency preparedness and response, (ii) protecting occupants of basement apartments and (iii) expediting both short-term and long-term investments in infrastructure, including sewers and prevention of flooding in inland communities. The total costs of implementing all of the report’s recommendations would be substantial and in some cases would require State and federal funding. To support the report’s recommendations, the City’s five-year capital commitment plan for fiscal years 2022 through 2026 which covers the current fiscal year and the four-year capital plan for fiscal years 2023 through 2026 (the “2022-2026 Capital Commitment Plan”), released in October 2021, along with the modified projections of capital commitments through fiscal year 2031 which was issued alongside the Capital Commitment Plan, increased $2.5 billion and accelerated to fiscal years 2022 through 2024 approximately $200 million in capital funding previously expected to be spent in fiscal years 2025 through 2028. Approximately $2.1 billion of the new capital spending, and all of the accelerated funding, are in capital budget of the Department of Environmental Protection (“DEP”) to be funded by the City’s water and sewer system through bonds issued by the City’s Water Authority. The new and accelerated DEP funding will be used for, among other initiatives, the installation of both new and replacement sewers, including high level storm sewers and other projects that expand drainage capacity, along with green infrastructure projects such as bioswales and cloudburst drainage solutions. The remaining $400 million is to be funded through the City’s Capital Budget. The City’s Capital Commitment Plan released in April 2022 continues to reflect the funding changes described herein. The extent to which funding would be available from State or federal sources is not known at this time.
Climate Change
Since 2007, the City has been working on strategic planning, recognizing the challenges that climate change presents for City operations and infrastructure. Among other things, the City created the New York City Panel on Climate Change (“NPCC”), a body of more than a dozen leading independent climate and social scientists appointed by the Mayor. Since 2008, NPCC has analyzed climate trends, developed projections, explored key impacts, and advised on response strategies for City planning. The NPCC has identified that the City is already experiencing the impacts of climate change and projects dramatic impacts from climate change on the City in the future.
NPCC projections form the basis for the City’s climate resiliency planning, which involves coordination and cooperation with multiple public and private stakeholders, and expansion of ongoing maintenance and development, as well as specific initiatives such as those described below.
Building on NPCC’s recommendations, the City is in the process of implementing, over the next ten years, climate resiliency projects costing in excess of $20 billion, most of which are dedicated to areas previously affected by Sandy and some of which are directed toward mitigating the risks identified in the NPCC Reports. Such plans include both stand-alone resiliency projects and the integration of resiliency protection into the City’s ongoing investments. These projects are in various stages of feasibility review, design and construction and/or implementation. Funding for these projects is expected to come from City, State and federal sources. Some projects are expected to require additional funding to the extent that they are in the planning stages or current funding does not provide for the costs of construction.
Several major coastal resiliency projects are currently underway throughout the City, including the East Side Coastal Resiliency Project (“ESCR”), the South Shore of Staten Island Coastal Storm Risk Management Project (the “Staten Island Project”) and the Rockaways Shorefront and Back Bay Projects (the “Rockaways Project”).
Through ESCR, which broke ground in 2021, the City is constructing an integrated coastal flood protection system for which it will seek FEMA accreditation, create resilient open spaces, and improve waterfront access on Manhattan’s east side, from East 25th Street at the north to Montgomery Street at the south. The City anticipates the entire flood protection system will be in place and operational by the 2023 Atlantic hurricane season. The expected cost of ESCR is $1.97 billion, which is fully funded through a combination of City, federal and other funding. Other projects in Lower Manhattan include flood walls and deployable flip-up barriers to protect the Two Bridges neighborhood, which lies south of Montgomery Street at the north to the Brooklyn Bridge at the south, developing a plan that contemplates extending the Manhattan shoreline from the Brooklyn

Bridge to the Battery into the East River to protect the Seaport and Financial District area, and an elevated waterfront esplanade in the Battery and flood barriers in Battery Park City. The City prevailed in all three lawsuits challenging the project.
The Staten Island Project, which is being designed and constructed by the U.S. Army Corps of Engineers (“USACE”), will create a 5.5-mile line of coastal protection on Staten Island between Fort Wadsworth and Oakwood Beach. USACE currently estimates that the project will cost $615 million, with the City responsible for 10.5% of the project costs, and the remaining project costs to be paid for with federal and State funds. USACE expects to bid out contracts for the project in 2022.
The Rockaways Project, which is also being designed and constructed by USACE, consists of coastal protection elements on the Atlantic shorefront and on the Jamaica Bay side of the Rockaways. Construction has begun on the project, which will be fully funded by the federal government, with an expected cost of approximately $590 million.
The City expects that additional resiliency projects will be identified and implemented in the coming years, addressing risks identified in the NPCC Reports including coastal storms, sea level rise, extreme heat and intense rainfall.
In 2015, FEMA issued preliminary updated flood insurance rate maps (FIRMs), which would have expanded the 100-year floodplain beyond the areas designated in the flood maps issued in 2007. The City appealed the 2015 preliminary flood maps challenging the modeling FEMA used to develop them. The 2015 preliminary flood maps were adopted into the building code, but the prior 2007 flood maps remain in effect for flood insurance purposes. In 2016, FEMA agreed with the City’s appeal, and the City is currently working with FEMA to update the maps. The new maps are expected to generally expand the 100-year floodplain from the 2007 flood maps and may cover different areas than the 2015 preliminary flood maps. Such expansion could negatively impact property values in those newly designated areas. In addition, an increase in areas of the City susceptible to flooding resulting from climate change could result in greater recovery costs to the City if flooding were to occur within such larger areas.
Despite the efforts described above, the magnitude of the impact on the City’s operations, economy, or financial condition from climate change is indeterminate and unpredictable. No assurance can be given that the City will not encounter natural disaster risks, such as hurricanes, tropical storms, heatwaves or catastrophic sea level rise in the future, or that such risks will not have an adverse effect on the operations, economy or financial condition of the City.
Cybersecurity
The City relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private or sensitive information, the City and its agencies and offices face multiple cyber threats including, but not limited to, hacking, viruses, malware and other attacks on computers and other sensitive digital networks and systems. The City’s Office of Cyber Command (“Cyber Command”), which was created in 2017, is charged with setting information security policies and standards for the City, directing the City’s citywide cyber defense and incident response, deploying defensive technical and administrative controls and providing guidance to the Mayor and City agencies on cyber defense. In January 2022, Cyber Command became part of the City’s Office of Technology and Innovation (“OTI”) (formerly the Department of Information Technology and telecommunications).
Cyber Command has over 100 full-time employees and works with designated cybersecurity contacts at each City agency as part of the Citywide Cybersecurity Program. The Financial Plan reflects funding for Cyber Command of $123 million in fiscal year 2022 and $127 million in each of fiscal years 2023 through 2026. Such funding does not account for cybersecurity funding at other City agencies. Cyber Command is built around three core cybersecurity functions: threat management, which manages incident response and cyber threat intelligence; security sciences, which manages strategic and tactical cyber defense technologies and initiatives; and urban technology, which identifies unpatched systems in the City’s networks and helps agencies prioritize remediation efforts on those systems.
In carrying out its functions, Cyber Command works with a range of City, State, and federal law enforcement agencies, including the New York City Police Department and the Federal Bureau of Investigation’s Joint Terrorism Task Force. In February 2022, the City and the State, along with the mayors of Albany, Buffalo, Rochester, Syracuse, and Yonkers, unveiled the Joint Security Operations Center. The center should enhance coordination of cybersecurity efforts across the State, helping to foster collaboration among city, State, and federal entities. Cyber Command also regularly works with other states and municipalities throughout the country to share cybersecurity threat intelligence and best practices, as well as with non-governmental entities such as utilities, telecommunications providers and financial services companies for the purpose of enhancing collective cyber defenses. The City has developed standard cybersecurity policies and standards for third party vendors of the City to follow, and security provisions for contracts with vendors, which help ensure that the City is notified of cyber breaches and suspected cyber breaches of a vendor’s network environment. The City has also developed a Citywide Incident Response Policy, which requires City agencies to develop incident response plans in accordance with Cyber Command policies and standards.
While the City conducts periodic tests and reviews of its networks, no assurances can be given that such security and operational control measures will be successful in guarding against all cyber threats and attacks. New technical cyber vulnerabilities are discovered in the United States daily. In addition, cyber-attacks have become more sophisticated and increasingly are capable of impacting municipal control systems and components. The techniques used to obtain unauthorized access to, or to disable or degrade, electronic networks, computers, systems and solutions are rapidly evolving and have become increasingly complex and sophisticated. In addition, there is heightened risk due to an increase in remote access to City systems by City employees as a result of the outbreak of COVID-19. As cybersecurity threats continue to evolve, the City may be required to expend significant additional resources to continue to modify and strengthen security measures, investigate and remediate any vulnerabilities, or invest in new technology designed to mitigate security risks. The results of any successful attack on the City’s computer and information technology systems could impact its operations and damage the City’s digital networks and systems, and the costs of remedying any such damage could be substantial. Consistent with the City’s general policy to self-insure, the City does not carry insurance against cyber-attacks.
On Saturday, June 5, 2021, Cyber Command detected unusual activity on one server located within the City Law Department’s information technology systems and promptly determined, with the assistance of the Law Department, a third-party had accessed the server in an unauthorized manner. Consistent with the City’s Cybersecurity Incident Response protocols, Cyber Command, OTI, and the Law Department took immediate action to contain the server, identify any additional impacted systems and contain such systems, and engaged in various defensive measures to address the unauthorized activity, including, without limitation, temporarily disabling remote access capability to the Law Department’s network and blocking incoming connections from the remote access systems. The disabling and blocking resulted in the inability of Law Department employees to remotely access the Law Department network, although such employees could continue to access the network while present at the Law Department's offices. Such disabling and blocking remained in effect as the City implemented certain security measures which led to continued business interruption. Due to certain COVID restrictions and the remote nature of certain Law Department work, the inability to access the network remotely led to temporary, significant business interruption. Beginning on September 13, 2021, all mayoral agency employees, including Law Department employees, have returned to full in-person work. With the replacement of components and system upgrades, full functionality of the Law Department’s computer network is substantially complete. Cyber Command’s investigation has found no evidence of data exfiltration or unauthorized encryption of City information technology systems or the presence of ransomware.
A vendor that provides cloud-based services to the DOE recently experienced a cybersecurity incident. The vendor is working with a cybersecurity firm to assist with its investigation. DOE is in regular communication with the vendor as the investigation continues in order to receive additional information as to whether or not the incident resulted in unauthorized access to DOE data.
Certain Reports. Set forth below are summaries of the most recent reports of the City Comptroller, OSDC and the staff of the Control Board. These summaries do not purport to be comprehensive or definitive.
On March 2, 2022, the City Comptroller released a report entitled “Comments on New York City’s Preliminary Budget for Fiscal Year 2023 and Financial Plan for Fiscal Years 2022-2026”. The report notes that the City’s preliminary budget totals $98.54 billion, $8 billion less than the modified fiscal year 2022 budget, with much of the decrease attributable to lower federal COVID-19 relief which decreased from $10.20 billion in fiscal year 2022 to $2.33 billion in fiscal year 2023. The preliminary budget closes the $2.88 billion budget gap projected in the November Financial Plan on the strength of an expected $2.77 billion surplus in fiscal year 2022. This surplus is derived primarily from additional tax revenues of $1.60 billion and PEG savings of $866 million.
The report states that the budget gaps in fiscal years 2024 through 2026 are manageable by historical standards but do not reflect two key risks: (1) expiration of all labor agreements in fiscal year 2023 amidst rising inflation with the City’s reserve to fund labor contracts assuming no raises for the first two fiscal years and one percent raises annually thereafter (such one percent raise costing the City approximately $450 million annually); and (2) the possibility that a fast monetary tightening will push the economy into recession, particularly if repercussions from the Ukrainian conflict were to further stoke inflationary pressures. According to the City Comptroller, the February Financial Plan falls short by increasing reserves by only a nominal amount. The City should adopt a structured approach to regulate deposits into and withdrawals from the Rainy Day Fund in order to build an adequate cushion to limit the damage of fiscal tightening during future downturns.
In the report, the City Comptroller projects a net offset of $1.37 billion in fiscal year 2022, and net risks of $119 million, $524 million, $695 million and $1.42 billion in fiscal years 2023 through 2026, respectively, which, when added to the results projected in the February Financial Plan, would result in a surplus of $1.37 billion in fiscal year 2022, and gaps of $119 million, $3.25 billion, $2.93 billion and $4.43 billion in fiscal years 2023 through 2026, respectively.
The differences from the February Financial Plan projections result in part from the City Comptroller’s net expenditure projections, which are higher than the February Financial Plan projections by $99 million, $963 million, $1.03 billion, $1.23 billion and $1.93 billion in fiscal years 2022 through 2026, respectively, as a result of: (i) additional overtime expenditures of $431 million and $348 million in fiscal years 2022 and 2023, respectively, and $150 million in each of fiscal years 2024 through 2026; (ii) increased expenditures associated with increases in charter school tuition rates of $240 million, $320 million and $500 million in fiscal years 2024 through 2026, respectively; (iii) increased expenditures associated with providing services to students with disabilities of $100 million in fiscal year 2022 and $300 million in each of fiscal years 2023 through 2026; (iv) increased expenditures associated with the expansion of pre-K for three year old children of $376 million in fiscal year 2026; (v) increased expenditures associated with the expansion of special education pre-K of $47 million and $95 million in fiscal years 2025 and 2026, respectively; (vi) increased expenditures related to provision of mental health services by DOE of $37 million and $86 million in fiscal years 2025 and 2026, respectively; (vii) increased expenditures relating to the expansion of community schools of $27 million and $54 million in fiscal years 2025 and 2026, respectively; (viii) increased homeless shelter operation expenditures of $117 million in each of fiscal years 2023 through 2026; (ix) increased expenditures associated with rental assistance of $177 million in each of fiscal years 2023 through 2026; (x) increased cost of providing MTA Paratransit Funding of $28 million, $55 million, $77 million, $91 million and $105 million in fiscal years 2022 through 2026, respectively; and (xi) increased expenditures associated with paying prevailing wage rates for homeless shelter security guards of $41 million in each of fiscal years 2023 through 2026. The report also projects: (i) anticipated debt service savings from lower interest rates on variable rate bonds of $30 million in fiscal year 2022 and $75 million in each of fiscal years 2023 through 2026; (ii) decreased expenditures of $180 million in fiscal year 2022 relating to enhanced federal Medicaid assistance; and (iii) decreased expenditures of $250 million in fiscal year 2022 resulting from the take-down of the general reserve fund.
The differences from the February Financial Plan projections also result in part from the City Comptroller’s net revenue projections, which are higher than the February Financial Plan projections by $1.47 billion in fiscal year 2022, $844 million in fiscal year 2023, $503 million in fiscal year 2024, $537 million in fiscal year 2025 and $503 million in fiscal year 2026. The report projects that: (i) property tax revenues will be higher by approximately $15 million, $317 million, $696 million, $957 million and $1.12 billion in fiscal years 2022 through 2026, respectively; (ii) personal income tax revenues will be higher by $426 million in fiscal year 2022, lower by $257 million in fiscal year 2023 and $165 million in fiscal year 2024, then higher by $49 million and $114 million in fiscal years 2025 and 2026, respectively; (iii) business tax revenues will be higher by $247 million in fiscal year 2022 and $66 million in fiscal year 2023, and lower by $209 million, $325 million and $450 million in fiscal years 2024 through 2026, respectively; (iv) sales tax revenues will be higher by $214 million, $361 million and $55 million, respectively, in fiscal years 2022 through 2024, respectively, and lower by $98 million and $89 million in fiscal years 2025 and 2026, respectively; (v) real estate-related tax revenues will be higher by $416 million and $37 million in fiscal years 2022 and 2023, respectively, and lower by $135 million, $301 million and $452 million in fiscal years 2024 through 2026, respectively; (vi) other tax revenue will be higher by $7 million and $27 million in fiscal years 2022 and 2023, respectively, and lower by $60 million, $54 million and $54 million in fiscal years 2024 through 2026, respectively; (vii) revenues from audit collections will be $80 million higher in fiscal year 2022 and $250 million higher in each of fiscal years 2023 through 2026; (viii) fines will be higher by $60 million and $29 million in fiscal years 2022 and 2023, respectively, and higher by $26 million in each of fiscal years 2024 through 2026; and (ix) interest income will be higher by $14 million, $45 million, $33 million and $36 million in fiscal years 2023 through 2026, respectively.
On March 22, 2022, the OSDC released a report on the February Financial Plan titled “Review of the Financial Plan of the City of New York.” The report quantifies certain risks and offsets to the February Financial Plan. The report identifies net offsets of $803 million in fiscal year 2022, and net risks of $605 million, $1.15 billion, $1.63 billion and $2.09 billion in fiscal years 2023 through 2026, respectively. When combined with the results projected in the February Financial Plan, the report estimates a surplus of $803 million in fiscal year 2022 and budget gaps of $605 million, $3.87 billion, $3.86 billion and $5.10 billion in fiscal years 2023 through 2026, respectively.

The risks to the February Financial Plan identified in the report include: (i) increased costs of providing MTA bus subsidies of $60 million, $97 million, $127 million and $148 million in fiscal years 2023 through 2026, respectively; (ii) increased costs of providing MTA paratransit funding of $28 million, $55 million, $77 million, $91 million and $98 million in fiscal years 2022 through 2026, respectively; (iii) increased expenditures related to homeless outreach and wellness programs of $8 million in each of fiscal years 2023 through 2026; (iv) increased expenditures associated with providing prevailing wage for Department of Homeless Services security guards of $41 million in each of fiscal years 2023 through 2026; (v) increased expenditures related to foster care of $55 million in each of fiscal years 2023 through 2026; (vi) increased expenditures for emergency family assistance of $85 million in each of fiscal years 2023 through 2026; (vii) increased expenditures related to the early childhood intervention program of $45 million in each of fiscal years 2023 through 2026; (viii) increased expenditures to fund school health programs of $39 million in each of fiscal years 2023 through 2026; (ix) increased expenditures associated with the Journey Home initiative to address homelessness of $77 million in each of fiscal years 2023 through 2026; (x) increased expenditures to fund universal access to counsel in housing court of $16 million in fiscal year 2026; (xi) increased expenditures to fund the emergency rental assistance program of $200 million in each of fiscal years 2023 through 2026; (xii) increased expenditures to fund the Public Health Corps of $200 million in each of fiscal years 2023 through 2026; (xiii) increased expenditures associated with providing services to students with disabilities of $142 million in fiscal year 2022 and $362 million in each of fiscal years 2023 through 2026; (xiv) increased expenditures associated with increases in charter school tuition rates of $196 million, $266 million and $467 million in fiscal years 2024 through 2026, respectively; (xv) increased expenditures for universal early childhood education for three-year-olds of $376 million in fiscal year 2026; (xvi) increased expenditures for certain other education initiatives of $210 million and $352 million in fiscal years 2025 and 2026, respectively; and (xvii) increased uniform services overtime costs of $669 million, $503 million, $511 million, $512 million and $514 million in fiscal years 2022 through 2026.
The report also identifies: (i) increased tax revenues of $950 million, $1 billion, $800 million, $650 million and $950 million in fiscal years 2022 through 2026, respectively; (ii) savings from staff vacancies of $450 million in fiscal year 2022; (iii) savings from enhanced federal funding for Medicaid of $223 million in fiscal year 2022; (iv) additional debt service savings of $125 million in fiscal year 2023 and $43 million in each of fiscal years 2024 through 2026; and (v) a potential reduction in costs associated with the MTA bus subsidies of $19 million in fiscal year 2022.
On March 31, 2022, the Control Board issued its “Staff Report February Modification FYs 2022-2026” (the “Control Board Report”) reviewing the February Financial Plan. According to the Control Board Report, the City’s tax and economic forecasts are reasonable and conservative, indicating a slower path to restoration of pandemic job-loss by the first quarter of 2025. The Control Board Report also notes that since release of the February Financial Plan there are more uncertainties with increased financial and commodity market volatility, and higher inflation than anticipated. The Control Board Report states that among these uncertainties are a new COVID-19 omicron subvariant in Asia, Europe and the United States; unsettled markets for energy and wheat resulting from Russia’s war on Ukraine; and corporate exposure to Russian assets. The Control Board Report states that the February Financial Plan contains general reserves of $1.1 billion in fiscal year 2023 and $1 billion in each of fiscal years 2024 through 2026, with additional capital stabilization reserves of $250 million in each of fiscal years 2023 through 2026. The Control Board excludes the Retirement Health Benefits Trust of $4.2 billion from its calculation of total available reserves as it is the Control Board’s view that such funds should only be used to fund the growing Other Postemployment Benefits liability, currently nearing $118 billion. While these reserves will help close budget gaps in the outyears, the Control Board Report notes that the City still must address other budget items that will require further Program to Eliminate the Gap (PEG) plans, including expense savings to continually fund City programs that were initially funded with one-time federal stimulus funds (e.g., universal prekindergarten and mental health support programs). Additionally, the Control Board Report notes that certain labor contracts will fully expire by 2023, which will require collective bargaining by the City in an inflationary economic environment with the potential of labor costs requiring a greater portion of the City’s operating budget. Currently, the labor reserve only includes funding for one percent (1%) wage increases in the next round of collective bargaining beginning in the third year of the contract period, but provides no funding for increases in the first two years of future settlements. Also, the City’s largest capital program on record of approximately $100 billion for fiscal years 2022 through 2026 may increase budgetary and operational pressures on the City and stress its ability to effectuate the entirety of the authorized commitments in the capital program. Favorably, the Control Board Report states that the total PEG plan, including revenue and debt service savings, is expected to lower City-funded spending by $866 million in fiscal year 2022, growing to more than $1.1 billion in each of fiscal years 2023 through 2026, and reduce full-time headcount by more than 7,000 in fiscal year 2023. Overall, the Control Board notes that the City’s current economic and tax revenue forecasts are “reasonable and conservative”, indicating a slower path to restoration of pandemic job-loss by the first quarter of 2025.

The Control Board Report identifies estimated net offsets to risks to the February Financial Plan of $127 million in fiscal year 2022 and net risks to the February Financial Plan of $47 million, $255 million, $205 million and $105 million in fiscal years 2023 through 2026, respectively, resulting in a budget surplus of $127 million in fiscal year 2022 and budget gaps of $47 million, $2.98 billion, $2.44 billion and $3.11 billion in fiscal years 2023 through 2026, respectively. Such net risks and offsets result from: (i) increases in property tax revenues of $150 million, $150 million, $200 million, $250 million and $300 million in fiscal years 2022 through 2026, respectively; (ii) increases in non-property tax revenues of $500 million in each of fiscal years 2022 and 2023, $250 million in each of fiscal years 2024 and 2025 and $300 million in fiscal year 2026; (iii) increases in miscellaneous revenues of $50 million in fiscal year 2022 and $75 million in each of fiscal years 2023 through 2026; and (iv) increased uniformed services overtime expenses of $573 million and $772 million in fiscal years 2022 and 2023, respectively, and $780 million in each of fiscal years 2024 through 2026. Such net risks result from increased uniform services overtime expenses of $772 million, $780 million, $780 million $780 million in fiscal years 2023 through 2026, respectively, in amounts in excess of the aggregate increases to property tax revenue, non-property revenue and miscellaneous revenue in the respective corresponding fiscal years.
Outstanding General Obligation Indebtedness. As of March 31, 2022, approximately $37.65 billion of City general obligation bonds were outstanding.
Currently, Hudson Yards Infrastructure Corporation (“HYIC”) has outstanding approximately $2.55 billion aggregate principal amount of bonds. In addition, HYIC has entered into a term loan facility with Bank of America, N.A. pursuant to which HYIC may draw up to an aggregate amount of $200 million, approximately $3.7 million of which has been drawn. The bonds financed the extension of the Number 7 subway line and other public improvements in the Hudson Yards area, and the term loan will be used to finance any remaining costs of completion of the original project and the expansion of the park in the Hudson Yards area. HYIC’s bonds and, on a subordinate basis, draws under the term loan facility are secured by and payable from payments in lieu of taxes and other revenues generated by development in the Hudson Yards area. However, HYIC intends to extend the term loan facility prior to maturity on June 30, 2022. To the extent payments in lieu of taxes and other HYIC revenues are insufficient to pay interest on the HYIC bonds or the term loan, the City has agreed to pay the amount of any shortfall in interest, subject to appropriation. The Financial Plan does not reflect the need for such interest support payments. The City has no obligation to pay the principal of such bonds or of such term loan.
Water and Sewer. The City’s financing program includes the issuance of water and sewer revenue bonds by the Water Authority which is authorized to issue bonds to finance capital investment in the City’s water and sewer system. Pursuant to State law, debt service on Water Authority indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City’s water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City’s costs of operating the water and sewer system and as rental for the system. In fiscal years 2017, 2018 and 2019, the City did not request the rental payment due to the City from the Water Board. In fiscal years 2020 and 2021, on account of the outbreak of COVID-19, the City requested rental payments of $128 million and $137 million, respectively. The Financial Plan reflects no additional rental payment requests for fiscal years 2022 through 2026. The City’s Ten-Year Capital Strategy applicable to the City’s water and sewer system covering fiscal years 2022 through 2031, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $24.3 billion. The 2022-2026 Capital Commitment Plan reflects total anticipated City-funded water and sewer commitments of $14.4 billion which are expected to be financed with the proceeds of Water Authority debt.
New York City Transitional Finance Authority. The TFA is authorized to have outstanding $13.5 billion of Future Tax Secured Bonds (excluding Recovery Bonds). The TFA may have outstanding Future Tax Secured Bonds in excess of $13.5 billion provided that the amount of the Future Tax Secured Bonds, together with the amount of indebtedness contracted by the City, do not exceed the debt limit of the City. The City is seeking legislation that would provide $19 billion of additional borrowing capacity to the TFA, which would not be subject to the debt limit of the City. Future Tax Secured Bonds are issued for general City capital purposes and are secured by the City’s personal income tax revenues and, to the extent such revenues do not satisfy specified debt ratios, sales tax revenues. In addition, the TFA is authorized to have outstanding $9.4 billion of Building Aid Revenue Bonds to pay for a portion of the City’s five-year educational facilities capital plan. Building Aid Revenue Bonds are secured by State building aid, which the Mayor has assigned to the TFA.
Implementation of the financing program is dependent upon the ability of the City and other financing entities to market their securities successfully in the public credit markets which will be subject to prevailing market conditions at the times of sale. No assurance can be given that the credit markets will absorb the projected amounts of public bond sales. A significant portion of bond financing is used to reimburse the City’s General Fund for capital expenditures already incurred. If the City and such other entities are unable to sell such amounts of bonds, it would have an adverse effect on the City’s cash position. In addition, the need of the City to fund future debt service costs from current operations may also limit the City’s capital program. The Ten-Year Capital Strategy for fiscal years 2022 through 2031 totals $133.7 billion, of which approximately 97% is to be financed with funds borrowed by the City and such other entities. Congressional developments affecting federal taxation generally could reduce the market value of tax-favored investments and increase the debt-service costs of carrying out the major portion of the City’s capital plan which is currently eligible for tax-exempt financing.
New York State
New York is the fourth most populous state in the nation, after California, Texas, and Florida, and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a small share of the nation’s farming and mining activity. The State’s location, air transport facilities and natural harbors have made it an important hub for international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.
Manufacturing employment continues to stagnate as a share of total State nonfarm employment, as in most other states, and as a result New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts higher concentrations of manufacturers. As defined under the North American Industry Classification System (NAICS), the trade, transportation, and utilities supersector accounts for the third largest component of State nonfarm employment, but only the fifth largest when measured by wage share. This sector accounts for proportionally less employment and wages for the State than for the nation. New York City is the nation’s leading center of banking and finance. For this reason, this is far more important for the State than for the nation. Although this sector accounts for less than one-tenth of all nonfarm jobs in the State, it contributes more than one-fifth of total wages. The remaining service-producing sectors include information, professional and business services, private education and healthcare, leisure and hospitality services, and other services. Combined, these industries account for over half of all nonfarm jobs in New York. Information, education and health, and other services account for a higher proportion of total State employment than for the nation. Farming is an important part of the State’s rural economy, although it constitutes less than 0.2 percent of total State GDP. Principal agricultural products of the State include dairy products, greenhouse and nursery products, fruits, and vegetables.
Federal, State, and local governments together comprise the second largest sector in terms of nonfarm jobs. Public education is the source of over 40 percent of total State and local government employment.
Annual Information Statement. The Annual Information Statement, dated June 8, 2021 (the “AIS”), reflects the State’s Enacted Budget Financial Plan (the “Enacted Budget Financial Plan”) for Fiscal Year (FY) 2022 and sets forth the State’s official Financial Plan projections for Fiscal Year 2022 through Fiscal Year 2025 (“the Financial Plan period”). The State updates the Annual Information Statement quarterly and released its first quarterly update on October 5, 2021, its second quarterly update on December 3, 2021 and its third quarterly update on March 7, 2022 (the “AIS Update”). The AIS Update reflects extracts from the Governor’s Executive Budget Financial Plan for FY 2023, as amended (the “Updated Financial Plan” or “Updated Executive Budget Financial Plan”) issued by the Division of the Budget (“DOB”) in February 2022, a summary of third-quarter operating results for FY 2022 (quarter ended December 31, 2021) and updates to the State’s official financial projections for FY 2022 through FY 2026 and updates to the State’s official financial projections for FY 2022 through FY 20251. . Except for the specific revisions described in these extracts, the projections (and the assumptions upon which they are based) in the Updated Financial Plan are consistent with the projections set forth in the FY 2022 Enacted Budget Financial Plan (the “Enacted Budget Financial Plan”) reflected in the AIS. The State updates the Annual Information Statement on a quarterly basis and may be supplemented from time to time as developments warrant.

[1]	The State fiscal year is identified by the calendar year in which it ends. For example, fiscal year 2022 (FY 2022) is the fiscal year that began on April 1, 2021 and will end on March 31, 2022.
FINANCIAL PLAN OVERVIEW
Update to Financial Estimates

In the Mid-Year Update to the Financial Plan (“Mid-Year Update”), the Governor committed to bringing the balance of the State’s principal reserves (the rainy-day reserves and reserve for economic uncertainties) to 15 percent of projected State Operating Funds spending by FY 2025. At the time, it was noted that the State’s relatively low level of reserves left it vulnerable to the financial shocks that periodically upend State finances. Net of these planned reserves, the Mid-Year Update showed balanced General Fund operations through FY 2025, the last year published in the Financial Plan, with no surpluses or budget gaps in any year. This was the first time that DOB has published a multi-year Financial Plan with no budget gaps in any year.
Forecast revisions (the “baselevel forecast”) since the Mid-Year Update have created new projected surpluses. On the strength of collections experience to date, the estimates for tax receipts have been increased by an average of $4.9 billion annually compared to the Mid-Year forecast. Through December 2021, the State’s General Fund tax receipts (excluding Pass-Through Entity Tax (PTET) collections) were $10 billion (17 percent) higher than the estimate in the Enacted Budget Financial Plan and $2.7 billion (4.6 percent) over the estimate in the Mid-Year Update. Expense estimates have been reduced, as well, with significant savings in School Aid based on revised school district claims provided at the November 2021 database update, pensions, debt service, and payroll (the latter from the use of Coronavirus Relief Fund (CRF) to fund eligible payroll expenses). Pandemic-response measures partly offset the current-year savings but are expected to be reimbursed by the Federal government in future years of the Financial Plan.
The baselevel forecast revisions leave surpluses of $5.0 billion in FY 2022, $6.5 billion in FY 2023, $5.4 billion in FY 2024, and $5.5 billion in FY 2025. The surpluses for FY 2026 and FY 2027, which are projected for the first time in the FY 2023 Executive Budget, are comparatively lower at $3 billion and $4.1 billion, respectively. This mainly reflects the final spend-down of American Rescue Plan Act of 2021 (ARP) recovery aid in FY 2025.
The updated financial estimates make it possible both to maintain responsible reserve deposits and fund new commitments intended to address the unique and complex problems caused (or exacerbated) by the COVID-19 pandemic. The current year surplus is expected to be reserved for future pandemic assistance and to provide one-time tax relief for individuals and businesses, and bonus payments to healthcare and direct care workers.
Consensus Revenue Forecast
On March 1, 2022, the Director of the Budget and all secretaries of the Senate Finance Committee and Assembly Ways and Means Committee issued a joint report containing a consensus forecast for the economy and projections of certain receipts for the current and ensuing fiscal years. In the consensus forecast report, the parties forecasted that total cumulative receipts over the two-year period (FYs 2022 and 2023) would exceed the Executive Budget forecast by an amount in the range of $800 million to $1.2 billion. All parties agreed that there remain multiple and elevated risks to the economic outlook, including changes to domestic fiscal/monetary policies, recurrent waves of the coronavirus, and worldwide uncertainties. Note that the consensus forecast is not reflected in the tables, values or narrative discussion throughout this AIS Update. Any revisions to the receipts forecast from the consensus forecast process will be taken into consideration for the FY 2023 Enacted Budget Financial Plan.
FY 2023 Executive Budget Financial Plan
The Governor submitted the FY 2023 Executive Budget, as amended, to the Legislature on February 17, 2022. The Executive Budget Financial Plan provides for balanced operations in each year of the Financial Plan. Spending growth is estimated at 3.2 percent.
The Executive Budget proposes initiatives considered essential to maintaining the State’s recovery. These include: tax relief for individuals and small businesses; investments to improve health care access, quality, and affordability; wage increases for workers in the health, mental health, and social services sectors; rate increases for service providers; and funding increases for a range of other essential services.
In addition, State operations funding is increased to meet critical service needs and restore service capacity to pre-pandemic levels. Lastly, new capital commitments proposed in the budget are funded not only with bonds but with a significant level of cash resources, ensuring the State’s debt burden remains affordable.
Receipts
Tax Receipts. The Executive Budget proposes the following tax actions:

•	Homeowner Tax Rebate Credit. The proposed rebate program will provide low- and middle-income homeowners, as well as senior homeowners, with a rebate in the fall of 2022 to offset property taxes at a one-time State cost of $2.2 billion.
•	Middle-Class Tax Credit Acceleration. The Executive Budget accelerates the phase-in of the middle-class tax cut, which began in 2018 and was scheduled to fully phase in over eight years by 2025. The lower tax rates will now be fully phased in by 2023 which decreases tax receipts by $162 million in FY 2023.
•	Small Business Tax Relief Credit. The Executive Budget provides recurring tax relief to businesses through a revision to the income exclusion and expands the benefit to include pass-through entities with less than $1.5 million in NY-source gross income. Small Business Tax Relief Credit for COVID-19 Expenses. A new, one-time, capped refundable tax relief program will provide relief to businesses for eligible capital expenses.
•	NYC Musical and Theatrical Tax Credit Extension. The initial application deadline is extended to June 30, 2023 and the cap is doubled from $100 million to $200 million to provide one-time aid to eligible productions and revitalize tourism in New York City.
•	Other Tax Actions. The Executive Budget increases and extends existing tax credits, including credits for low income housing, clean energy, youth employment, and hiring veterans. It also proposes new tax credits to farmers to support and sustain food production. Other new tax actions include the imposition of sales tax on vacation rentals, as well as certain enforcement initiatives and reforms.
Prepayments of future debt service costs are increased by $1.5 billion in FY 2022, to a total of $2.9 billion. The increase will reduce costs in FY 2026 and later.
Other Receipts/Transfers. Debt service costs are revised to reflect the cost of funding Executive Budget capital adds and initiatives, partially offset by savings from paying cash for capital projects that would otherwise have been funded with more costly taxable debt. In addition, the State expects to receive $100 million over three years (FY 2022 through 2024) from Mashreqbank, PSC (“Mashreqbank” or the “Bank”) in penalties pursuant to a Consent Order entered into with the New York State Department of Financial Services (DFS). The Executive Budget adds these funds to the Reserve for Economic Uncertainties, consistent with other recent settlements. The Executive Budget also includes reductions to certain planned transfers due to the availability of revenues in other funds that have been earmarked to support new investments.
Disbursements
Local Assistance
Education. The Executive Budget recommends $31.2 billion in State aid to schools for school year (SY) 2023, an increase of $2.1 billion (7.1 percent). Including Federal prekindergarten expansion grants, schools will receive $31.3 billion. This growth primarily reflects a $1.6 billion (8.1 percent) Foundation Aid increase, including a 3 percent minimum annual increase to fully funded districts that would otherwise not receive a Foundation Aid increase under current law. Growth in School Aid largely reflects the second year of the three year phase-in of full funding of the current Foundation Aid formula and assumed growth in expense-based aids.
The Executive Budget also includes authorization for a cost-of-living adjustment (COLA) of 11 percent for SY 2023 special education provider tuition rates that will be partially reimbursed by the State, and increases funding for various education grants programs, including Public Broadcasting, Independent Living Centers and Public Libraries.
Medicaid. The Executive Budget proposes basing the Global Cap index on the five-year rolling average of Centers for Medicare & Medicaid Services (CMS) annual projections of health care spending. The CMS projections account for enrollment, including specific populations, such as the aging or disabled populations. The new index would account for enrollment and population changes, which are significant drivers of costs, and supports additional Medicaid spending growth of $366 million in FY 2023, growing to $3.1 billion in FY 2027. The total Global Cap spending growth in FY 2023 is estimated at $966 million using the new index ($366 million above the existing cap). The increase in the allowable spending growth, another quarter of the Enhanced Federal Medical Assistance Percentage (eFMAP), and savings actions are sufficient to fund forecasted growth and new investments.
The Executive Budget proposes several investments in health care, including a restoration of the 1.5 percent across-the-board (ATB) reduction to fee-for-service providers implemented in the FY 2021 Enacted Budget, as well as an increase of 1 percent to all provider reimbursement rates. The increased rates recognize growth in service costs and will provide flexibility to respond to market needs and compete in the labor market to attract qualified workers. Increased funding is also proposed for hospitals, nursing homes, health professional schools, and other organizations as they seek to build the health workforce. Other investments include increased aid to safety-net hospitals to support urgent operating needs and address pandemic-related impacts, additional funding for nursing homes to adhere to minimum staffing requirements, increased reimbursement rates to promote primary care, children’s behavioral health services investments, increases to orthotics and prosthetics rates, and funding to improve the quality of health care. The Financial Plan reserves $1 billion of additional resources to further support multi-year investments in healthcare transformation and sustainability efforts.
The FY 2023 Executive Budget proposes Medicaid savings actions including the maximization of Federal resources to provide enhanced pregnancy coverage and postpartum care; utilization of the temporary 10 percent increase to the Federal Medical Assistance Percentage (FMAP) for specific Medicaid Home and Community-Based Services (HCBS) to support workforce investments, capacity increases, and digital infrastructure; imposition of new procurement quality requirements for managed care contracts; elimination of the ability for providers to prescribe pharmaceutical drugs for purposes outside of the clinical criteria; and leveraging additional Federal resources for prenatal coverage through the Children's Health Insurance Program.
eFMAP Extension. On January 14, 2022, the Federal government extended the public health emergency through April 16, 2022, which will authorize the eFMAP provisions through June 2022. Accordingly, the Executive Budget Financial Plan assumes an additional $746 million in new resources, increasing the projected benefit in FY 2023 to nearly $1 billion. In total, the benefit in FY 2022 is nearly $3 billion, unchanged from the Mid-Year Update. The savings from eFMAP are partly offset by increased costs associated with Federal enrollment and program restructuring prohibitions.
Healthcare/Direct Care Worker Bonus. The State will provide healthcare workers earning less than $125,000 a bonus payment of up to $3,000 to incentivize the recruitment and retention of qualified healthcare and direct care professionals. The amount of the bonus will be based on hours worked and length of time in service. Direct Care State employees will also receive bonuses. The total State cost is estimated at $1.3 billion ($1.1 billion for non-State employees; $121 million for State employees).
Public Health/Aging. The FY 2023 Executive Budget adds funding for public health programs including Nourish New York; investment in local health department systems through enhanced reimbursement through the General Public Health Work (GPHW) program for counties including New York City, and emergency management services; opioid overdose and harm reduction programs.
Human Services/Mental Hygiene Cost-of-Living Increase. Funding is included to support a 5.4 percent cost-of-living increase for human services workers.
Mental Hygiene. The Executive Budget increases funding for mental health residential programs to assist providers with housing cost increases and establishes new teams of mental health professionals performing Critical Time Intervention (CTI) directly with homeless individuals to ensure access to services and housing. Additional funding is included in the Executive Budget to invest in Office of Mental Health (OMH) residential programs and establish CTI teams of mental health professionals to direct homeless individuals to services and housing. The Executive Budget also provides funding to implement a 988 crisis hotline, enhance crisis response services for children and families, and reinvest recoupments from managed care organizations for behavioral health services. In addition, prevention, treatment, and recovery efforts to reduce the opioid epidemic’s toll are being funded outside of the General Fund. Monies to support increased housing costs and develop new housing opportunities for people with developmental disabilities are also included.
Social Welfare. The Executive Budget provides funding to ensure continuity in the level of child care subsidies when the three-year rates established by the Federal government are reset in October 2022, expands eligibility for child care subsidies to more families, and increase wages for child care workers. Other significant proposals include new investments in adoption subsidies through modernization of the rate methodology, expanding the Healthy Families New York (HFNY) Home Visiting program through the use of Adoption Delinking funds, supporting the homeowner protection program, and creating an Eviction Prevention Legal Assistance Program to provide legal representation to tenants involved in eviction cases outside of New York City.
Economic Development. Proposed funding increases and new investments include one-time grants from Economic Development Funds for workforce development grants to facilitate job creation and/or retention; creating a state teacher residency program to provide matching funding for local districts to create two-year residency programs for graduate-level teacher candidates; expanding alternative teacher certification programs to make it easier and more appealing for professionals in other careers to become teachers; funding for the World University Games, and standardizing and centralizing venture competitions designed to connect startups with investors and help new innovation-sector businesses access funding.
Higher Education. The Executive Budget proposes expanding the Tuition Assistance Program (TAP) for part-time students in degree programs and community college students enrolled parttime in high-demand workforce credential programs; granting incarcerated individuals’ access to TAP; accelerating the FY 2022 Enacted Budget TAP Gap funding plan at the City University of New York (CUNY) Senior College campuses; investing in full-time faculty at CUNY; establishing child care centers on State University of New York (SUNY) and CUNY campuses; and increasing funding for higher education opportunity programs and training centers.
Public Safety. Proposed funding increases will support initiatives to reduce gun violence including gun-tracing efforts, improving crime data collection, violence interrupter programs such as the SNUG street outreach program, intervention programs including job training and community engagement, and pretrial services.
All Other Local Assistance. The Executive Budget includes funding increases for various programs administered by the Department of Agriculture and Markets, the Liberty Defense program, the Office for the New Americans, transit aid, and local government assistance.
Agency Operations
Executive Agencies. The growth in executive agency budgets reflects efforts to address recruitment and retention challenges with mental hygiene direct care and clinical staff, expand Child and Adolescent Needs & Strengths (CANS) assessments to improve service delivery, replace outdated technology, and address increases in the cost of administering the Medicaid program. Funding is also provided, as needed, to restore operating capacity to pre-pandemic levels.
Agencies are expected to continue to seek and implement efficiency improvements in all aspects of operations and service delivery. Specifically, this includes reduced excess capacity in the prison systems from prior fiscal year closures.
The Financial Plan continues to assume that the Federal government will fully fund the State’s direct pandemic response costs, but timing differences between State outlays and FEMA reimbursements will occur. In addition, COVID expenses related to the purchase of test kits for local governments and schools are assumed to be fully eligible for FEMA reimbursement.
Non-Executive Agencies. The Executive Budget reflects budget requests submitted by the Legislature and Judiciary. The Judiciary requested increases in annual operating spending to fund expected hiring, increased health insurance premium payments, three planned Court Officer Academy classes, and the addition of 14 new Supreme Court Judgeships as authorized by Chapter 188 of the Laws of 2021. Spending increases for the Legislature, OSC, and Department of Law mainly reflect projected increases in personal service and technology costs.
Fringe Benefits/Fixed Costs. Pension estimates reflect the planned payment of the full FY 2023 Employees’ Retirement System (ERS)/Police and Fire Retirement System (PFRS) pension bills in May 2022.
The Executive Budget also proposes, for the fifth consecutive year, lowering the interest charged on judgments against the State from as high as 9 percent (currently authorized) to a fair-market-based interest rate. The current rate was established in 1982 when interest rates were at 12 percent, to avoid unnecessary taxpayer costs. The recommended rate is in line with the interest rate applied to judgments in Federal courts and would ensure that neither side in a lawsuit will be disadvantaged by an interest rate above or below what otherwise could be earned while cases are being adjudicated.
Transfer to Other Funds
Capital Projects. The FY 2023 Executive Budget proposes using $6 billion of cash resources for pay-as-you-go (PAYGO) capital spending over the Financial Plan period to reduce debt service costs, ensure the State stays within the debt limit, and allow for a larger DOT capital plan. The PAYGO will be targeted to primarily avoid higher cost taxable debt issuances. The increases are offset in part by using the Reserve for Debt Management that was previously set aside for this purpose. Other investments include projects to address health and safety at nonpublic school buildings, implement zero emission light utility State vehicles by 2035, and various economic development projects.
SUNY Operations. The FY 2023 Executive Budget increases the State’s subsidy payments to fund additional full-time faculty, offset lost revenue via the tuition assistance program and fund various initiatives, including child care centers at all campuses.
Health Care Transformation. The Financial Plan reserves $1 billion of additional resources to further support multi-year investments in healthcare transformation and sustainability.
Other Transfers. The FY 2023 Executive Budget increases transfers to the Dedicated Highway and Bridge Trust Fund (DHBTF) to support the DOT five-year capital plan, recruitment incentives for licensed drivers, and ongoing highway maintenance, as well as the criminal justice improvement account.
In addition, the Financial Plan sets aside $2 billion of the current year surplus for pandemic relief assistance.
Other Financial Plan Highlights
Principal Reserves
The State has three principal reserves to address operating risks: the Tax Stabilization Reserve2 , the Rainy Day Reserve3 , and amounts informally reserved for economic uncertainties. The first two, which are known collectively as the “Rainy Day Reserves,” have specific statutory limits on how much can be deposited annually and specific conditions on when they can be used. The reserve for economic uncertainties is an informal designation of General Fund resources that was initiated in FY 2020 and is not subject to any statutory limitation as to size or restriction as to use. Together, these funds provide a prudent buffer against financial risks.

[2]	The Tax Stabilization Reserve was created pursuant to State law to provide a reserve to finance a cash-basis operating deficit in the General Fund at the end of the fiscal year, and to make temporary loans to the General Fund during the year. Annual deposits may not exceed 0.2 percent of General Fund spending, and the balance may not exceed 2 percent of General Fund spending. These amounts may be borrowed by the General Fund temporarily and repaid within the same fiscal year. They may also be borrowed to cover an operating.
[3]	The Rainy Day Reserve was created pursuant to State law to account for funds set aside for use during economic downturns or in response to a catastrophic event, as defined in the law. The economic downturn clause is triggered after five consecutive months of decline in the State's composite index of business cycle indicators. The reserve may have a maximum balance equal to 5 percent of projected General Fund spending during the fiscal year immediately following the then-current fiscal year.
The FY 2023 Executive Budget maintains the commitment to leverage the increase in tax receipts to grow the balance of principal reserves annually to reach a target level of 15 percent of spending by FY 2025 and proposes amendments to the Rainy Day Reserve statute to allow for the increased deposits and balance limitations.
PTET – Financial Plan Impact
The U.S. Department of the Treasury (Treasury) and the Internal Revenue Service (IRS) have determined that State and local income taxes imposed on and paid by a partnership or an S corporation on its income, such as the PTET, are allowable as a Federal deduction to taxable income. In November 2020, the IRS released Notice 2020-75, which announced that the Treasury and IRS intend to issue clarifying regulations with respect to such pass-through taxes.
As part of the State’s continuing response to Federal tax law changes, legislation was enacted in FY 2022 to allow an optional PTET on the New York-sourced income of partnerships and corporations. Qualifying entities that elect to pay PTET will pay a tax of up to 10.9 percent on their taxable income at the partnership or corporation level, and their individual partners, members and shareholders will receive a refundable tax credit equal to the proportionate or pro rata share of taxes paid by the electing entity. Additionally, the program includes a resident tax credit that allows for reciprocity with other states that have implemented substantially similar taxes, which currently include Connecticut and New Jersey.
The Financial Plan did not previously include an estimate for PTET receipts or the corresponding decrease in PIT receipts as the number of electing entities and tax amounts paid were not known until late 2021.
In December 2021, entities began making PTET payments that were recorded as business taxes and totaled an estimated $10.2 billion4. DOB expects the accompanying tax credits will impact PIT receipts beginning in April 2022, and will have the effect of decreasing PIT collections. DOB expects that the PTET will, on a multi-year basis, be revenue neutral for the State. However, because PTET payments will generally be received in the fiscal year prior to credit claiming, the PTET will not be revenue-neutral to the State within each fiscal year. The FY 2023 Executive Budget Financial Plan now includes an estimate for PTET business taxes and the corresponding decrease in PIT receipts. Additionally, it reserves PTET collected in FY 2022 for purposes of offsetting the decrease in PIT receipts expected in FY 2023. It is expected that the tax benefit accompanying the PTET program will end in 2025. Therefore, the estimates in the Financial Plan reflect the likelihood that entities cease to participate in the later years of the Financial Plan.

[4]	PTET is received by the Department of Taxation and Finance (DTF) in the first instance and then processed and recorded as a State receipt by OSC. Through December 31, 2021, DTF receipts totaled $11 billion and recorded receipts reported in the Comptroller’s Monthly Report on State Funds Cash Basis of Accounting totaled $10.2 billion.
PTET is expected to reduce FY 2023 PIT collections by $24 billion, and reduce all funds receipts by a net amount of $9 billion, due to timing. PIT credits may be claimed on the April tax return in the following fiscal year as a refund, or they can be reflected sooner through reductions in current estimated payments. In 2021, taxpayers could not reduce their current estimated PIT payments for PTET, because enrollment in the PTET was not completed until late 2021, but going forward some taxpayers are expected to choose this option. FY 2023 PIT is expected to be reduced by credits for both the full amount of 2021 PTET collections (through extensions and refunds) and a portion of 2022 PTET collections (through reductions in current estimated PIT payments).
Use of Federal Relief Funds
Established in the Coronavirus Aid, Relief, and Economic Security Act (CARES Act), the CRF provided funding for states and local governments to respond to the COVID-19 pandemic. In April 2020, the State received $5.1 billion to fund eligible costs incurred through December 31, 2021. To date, the State has used all but $119 million, which DOB expects will be expended by the end of FY 2022 pursuant to guidelines established by the U.S. Department of the Treasury. Eligible costs that the State has charged to the CRF include payroll expenses, including fringe benefits, primarily for public health and safety employees, medical equipment and supplies, interest on short term financing, support for programs to address food insecurity, technology enhancements for remote work, and other pandemic response costs.
On May 18, 2021, the State received $12.75 billion in Federal aid authorized in the ARP to offset revenue loss, ensure the continuation of essential services and assistance provided by government, and assist with the public health emergency response and recovery efforts. These funds are expected to be transferred to State Funds over multiple years to support eligible uses and spending.
The Treasury's interim guidance provided broad categories of eligible use including revenue replacement, which permits the use of funds up to the amount of the calculated revenue loss, as prescribed by the Treasury, for government services; support of pandemic recovery initiatives aimed at addressing the impact on public health as well as economic harms to households, small businesses, nonprofits, and impacted industries such as restaurants and tourism; providing premium pay for eligible workers performing essential work; and investment in water, sewer, and broadband infrastructure.
The State calculated and submitted its application of revenue loss for approval on August 31, 2021 in accordance with the Treasury guidelines. To date, the Treasury has not provided a response to the State submission. DOB is in the process of reviewing the final guidance issued by the Treasury on January 6, 2022.
State Operating Funds – Summary of Annual Spending Change
State Operating Funds encompasses the General Fund and a wide range of State activities funded from revenue sources outside the General Fund, including dedicated tax revenues, tuition, income, fees, and assessments. Activities funded with these dedicated revenue sources often have no direct bearing on the State’s ability to maintain a balanced budget in the General Fund, but nonetheless are captured in State Operating Funds.
 Local Assistance
Local assistance spending includes payments to local governments, school districts, health care providers, managed care organizations, and other entities, as well as financial assistance to, or on behalf of, individuals, families, and not-for-profit organizations. Local assistance comprises roughly two-thirds of State Operating Funds spending. School Aid and Medicaid account for more than half of local assistance spending.

Spending for School Aid in SY 2023 is estimated at $31.2 billion, excluding Federal prekindergarten expansion grants, representing an annual increase of nearly $2.1 billion (7.1 percent). This annual growth is largely driven by a $1.6 billion (8.1 percent) increase in Foundation Aid, representing the second year of the three-year phase-in of the Foundation Aid formula.
STAR program spending is affected by the continuing conversion of benefit payments from a real property tax exemption to a PIT credit. The level of reported STAR disbursements will continue to decrease as STAR beneficiaries move to the PIT credit program.
The Department of Health (DOH) Medicaid spending, excluding eFMAP, is estimated at $26.6 billion in FY 2023, an annual increase of 6.3 percent. Costs under the Global Cap are projected to increase by $966 million, consistent with the proposed growth index. Costs outside the Global Cap, which include minimum wage increases for health care providers and financial relief to counties and New York City associated with full coverage of the local share of spending growth, are projected to increase by $613 million. These increases exclude adjustments for expenses related to the Office for People with Developmental Disabilities (OPWDD) that will be funded outside of the DOH Global Cap through the use of additional Financial Plan resources.
The Federal government has provided a 6.2 percentage point increase to the FMAP rate since the start of the COVID-19 public health emergency in January 2020. The Updated Executive Budget Financial Plan assumes the continuation of eFMAP through June 30, 2022. The higher FMAP is expected to provide State share savings of nearly $3 billion in FY 2022 and $995 million in FY 2023. This is offset in part by the restrictions required to receive eFMAP.
In Mental Hygiene, the Executive Budget provides increased funding for one-time bonus payments, a 5.4 percent COLA, investments for housing programs, expansion of the Dwyer peer-to-peer program serving veterans, and targeted investments to ensure adequate access to services and supports to ensure individuals with developmental disabilities, mental illness and addiction have appropriate access to care.
Funding for transportation is projected to increase by $793 million in FY 2023. Projected increases in operating aid to the Metropolitan Transportation Authority (MTA) and other transit systems are funded mainly by stronger dedicated receipts collections, for an additional $653 million to the MTA, $114 million for non-MTA downstate transit systems, and $26 million for upstate systems.
Social Services spending is expected to grow by $172 million, or 5.7 percent, from FY 2022 to FY 2023. Public assistance is expected to grow due to a modest anticipated increase in public assistance caseloads as well as proposed measures to address the “benefits cliff” and eliminating the 45-day waiting period for prospective Safety Net Assistance recipients before they can receive program benefits. Child care spending is projected to grow due to maintaining child care subsidies when the rates are scheduled to reset in October 2022, expanding child care eligibility subsidy, higher adoption subsidies, expanding the HFNY Home Visiting program, and funding a 5.4 percent increase for the Human Services COLA.
Higher education spending is projected to increase by 9.6 percent in FY 2023, primarily reflecting the costs associated with expanded eligibility requirements for part-time enrollees in TAP and increased operating support for CUNY Senior Colleges.
Higher spending for other education programs largely reflects increased State support for special education programs related to approval of a 4 percent COLA for provider tuition rates for SY 2022 and an 11 percent increase for SY 2023.
 State Operations/General State Charges (GSCs)
Operating costs for State agencies include salaries, wages, fringe benefits, and Non-Personal Service (NPS) costs (e.g., supplies, utilities) and comprise more than a quarter of State Operating Funds spending.
Operational spending for executive agencies is affected by pandemic response and recovery efforts, including: the timing of Federal reimbursement; offsets of expenses across fiscal years; the payment of general salary increases that were scheduled to go into effect on April 1, 2020 and were delayed until FY 2022; and the payment of salary increases pursuant to existing contracts.
Pursuant to guidelines established by the Treasury, the State charged roughly $1.7 billion in eligible costs to the Federal CRF in FY 2022. This includes payroll costs and fringe benefits for public health and safety employees and other eligible pandemic response costs. Certain pandemic response expenses incurred in FY 2021 and 2022, including COVID test kits, Personal Protective Equipment (PPE), durable medical equipment, costs to build out field hospital facilities, testing, and vaccination activities are expected to be reimbursed by FEMA. DOB expects reimbursement over several years based on past claims experience. State agencies are expected to continue to incur costs to respond to the COVID-19 pandemic in FY 2022, which are expected to be funded with Federal FEMA resources.
University systems spending growth in FY 2023 reflects the acceleration of the FY 2022 Enacted Budget TAP Gap funding plan at SUNY State Operated campuses, new funding to hire more fulltime faculty, an increase for higher education opportunity programs, and a proposal to establish child care centers on every SUNY campus.
The operating costs for independent offices (Attorney General, Comptroller, Judiciary, and Legislature) are also impacted by the payment of general salary increases that were scheduled to go into effect on April 1, 2020 and were delayed until FY 2022.
GSCs spending, excluding pandemic-related reimbursement, is projected to increase by 3.1 percent in FY 2023. The growth is mainly driven by rising health insurance costs due to medical inflation and an expected increase in utilization following delayed medical visits and procedures during the pandemic. The decline in pension costs from FY 2022 reflects a reduction in the employer contribution rates set by the State Comptroller after realizing the entire benefit of the FY 2021 record-setting investment return of 33.55 percent in the valuation of assets available to pay retirement benefits. Additionally, savings are achieved by paying the entirety of the State’s FY 2023 ERS/PFRS bill in May 2022 and the payment of all outstanding Judiciary pension amortizations in FY 2022.
 Debt Service
Debt service consists of principal, interest, and related expenses paid on State-supported debt. Debt service expenses are projected to decline from FY 2022 to FY 2023 due to the impact of prepayments executed in FY 2021 and planned in FY 2022.
General Fund Financial Plan
General Fund receipts are affected by the deposit of dedicated taxes in other funds for debt service and other purposes, the transfer of balances between funds of the State, and other factors. Two significant factors affect reported General Fund tax receipts that are unrelated to actual collections. First, changes in debt service on State-supported revenue bonds affect General Fund tax receipts. The State utilizes bonding programs where tax receipts are deposited into dedicated debt service funds (outside the General Fund) and used to make debt service payments. After satisfying debt service requirements for these bonding programs, the balance is transferred to the General Fund. Second, the STAR program is funded from PIT receipts, with changes in the State supported cost of the program affecting reported PIT receipts.
In addition, General Fund receipts are also affected by the following factors that affect reporting and annual changes beginning in FY 2021.
•	Short-Term Financing. In FY 2021, the State issued short-term PIT notes to manage the impact of the April 15, 2020 tax filing extension on monthly cash flows. The note proceeds were recorded as a miscellaneous receipt and the notes were repaid in full by the end of FY 2021. For the General Fund, the proceeds increased miscellaneous receipts and the repayment reduced PIT receipts. This transaction had no impact on operations or total receipts but does distort the annual change for both miscellaneous receipts and tax receipts. The tables and discussions herein adjust for this distortion in FY 2021 by subtracting the note proceeds from miscellaneous receipts and adding them to PIT receipts.
•	Pass-Through Entity Tax. The tables and discussions below show the impact of PTET on business taxes and PIT receipts distinctly, which are removed from total tax receipts to adjust for this distortion.
General Fund disbursements are affected by the level of financing sources available in other funds, transfers of balances between funds of the State, and other factors that may change annually. Projected spending also reflects DOB's cautious estimates of disbursements, a practice that provides a cushion for potential receipts shortfalls and unanticipated costs.
Updated FY 2022 Financial Plan
 Receipts
General Fund receipts, including transfers from other funds, are estimated to total $112.0 billion in FY 2022, an increase of $37.7 billion (50.8 percent) from FY 2021. Excluding PTET receipts and the expected transfer of $4.5 billion of the $12.75 billion in Federal ARP recovery aid, total receipts are projected to increase by $16.5 billion (18.2 percent) from FY 2021.

Tax receipts, excluding PTET, but including transfers after payment of debt service, are estimated to total $85.9 billion in FY 2022, an increase of $16.8 billion from FY 2021. The increase reflects an improved revenue outlook and new revenue from the high-income PIT surcharge and business tax increases enacted in FY 2022.
PIT receipts, net of transfers, are estimated to total $58.7 billion in FY 2022, an increase of $10.2 billion from FY 2021. The increase reflects the improved economic forecast and the enacted tax increases, which are partly offset by the actual and planned prepayments, in FY 2021 and FY 2022, of PIT debt service due in FY 2022 through FY 2027. These transactions reduce reported PIT receipts in the fiscal year in which the payments are made and increase PIT receipts in the fiscal years in which the debt service was originally scheduled to be paid. Debt prepayments reduce General Fund PIT receipts by $3.1 billion in FY 2021 and $1.8 billion in FY 2022 and an increase of receipts by $1.1 billion in FY 2023, $1.1 billion in FY 2024, $1.3 billion in FY 2025, $500 million in Y 2026, and $1.5 billion in FY 2027. In addition, the Executive Budget permanently increases the cap on PIT refunds paid before the end of the fiscal year to $3 billion (previously $2.25 billion).
Consumption/use tax receipts, including transfers after payment of debt service on Sales Tax Revenue Bonds, are estimated to total $16.4 billion in FY 2022, an increase of $4.7 billion (39.6 percent) from FY 2021. Base sales tax growth is estimated at 21.3 percent in FY 2022 as the economy continues to recover from the COVID-19 induced economic downturn.
Business tax receipts, excluding PTET, are estimated at $8.2 billion in FY 2022, an increase of 1.7 billion (27.1 percent) from FY 2021. The increase is primarily attributable to an increase in Corporate Franchise Tax (CFT) gross receipts due to the economic recovery from the COVID-19 induced economic downturn and the recently enacted temporary increase in the business income and capital base rates.
Other tax receipts, including transfers after payment of debt service on Clean Water/Clean Air (CW/CA) Bonds, are expected to total $2.6 billion in FY 2022, an increase of $268 million from FY 2021. This is primarily due to a strong recovery by the real estate market, particularly in New York City.
Miscellaneous receipts are estimated to decline by $1.2 billion in FY 2022 from FY 2021. The reduction is due to one-time FY 2021 receipts including Extraordinary Monetary Settlements ($567 million), and Distressed Provider Assistance Fund receipts, which offsets State payments made to distressed providers ($250 million) and is now being deposited to the Health Care Reform Act (HCRA) fund, as well as lower projected resources available from abandoned property, motor vehicle fees, and certain other fees.
Non-tax transfers from other funds are estimated to total $1.8 billion in FY 2022, an increase of $866 million from FY 2021. The increase is mainly attributable to projected increases in transfers from the Dedicated Highway and Bridge Trust Fund, Tribal State Compact Account, Mental Health Services Fund and Health Care Transformation Fund, as well as an increase to the transaction risk reserve.
  Disbursements
General Fund disbursements, including transfers to other funds, are expected to total nearly $90.7 billion in FY 2022, an increase of $16.6 billion (22.4 percent) from FY 2021. Spending in FY 2022 includes over $3 billion for time-limited recovery initiatives, a substantial School Aid increase ($1.7 billion), as well as growth in Medicaid ($1.9 billion), and Mental Hygiene ($2.8 billion). In addition, several actions taken in FY 2021 lowered reported spending in that year. These included the temporary withholding of payments that were authorized for release in FY 2021 but not paid until FY 2022; higher State share Medicaid savings from retroactive eFMAP processing in FY 2021; and the deferral of social security taxes from FY 2021 to FY 2022 and FY 2023, as permitted under the CARES Act. General Fund spending in both FY 2021 and FY 2022 has been reduced by charging eligible expenses to the CRF, the balance of which is fully committed, and almost entirely disbursed.
Local assistance spending is estimated at $61.2 billion in FY 2022, an increase of $12.2 billion from FY 2021, including over $3 billion in recovery initiatives. General Fund spending for education and health care represents most of the local assistance spending. General Fund support for these programs is affected by the level of financing sources (i.e., HCRA and lottery/gaming receipts) available in other funds, as well as the impact of eFMAP which temporarily lowers State spending and increases the Federal share of Medicaid costs. School Aid growth is driven by an increase in Foundation Aid and expense-based aids, as well as the full restoration of the $1.1 billion Pandemic Adjustment State aid reduction implemented in SY 2021. Medicaid spending is projected to grow due to the statutory Global Cap growth index ($580 million), funding for health care minimum wage ($370 million), and a decline in the number of months eFMAP will be available, shifting approximately $435 million in Medicaid costs from Federal to State funding sources in FY 2022. Mental hygiene growth is attributable to a reduction in the program spending reported under the Medicaid Global cap which has no impact on mental hygiene service delivery or operations.
Agency operation costs, including fringe benefits, are expected to total $21.8 billion in FY 2022, an increase of $4.7 billion from FY 2021. The growth is due to the purchase of COVID test kits ($1 billion); a reduction in the amount of personnel expenses for public health and public safety employees funded from the CRF in FY 2022; deferral of $674 million in Social Security taxes from FY 2021 to FY 2022 and FY 2023; and payment of deferred general salary increases and retroactive PEF salary payments in FY 2022. These increases are offset by the impact of the retirement of the State’s outstanding pension amortizations.
General Fund transfers to Other Funds are projected to total $7.7 billion in FY 2022, a decrease of $272 million from FY 2021. Transfers for capital projects are projected to increase by $78 million, reflecting the timing of projects funded from monetary settlements and bond reimbursements, and an increase in planned PAYGO capital spending. Transfers for other purposes are projected to decline by $470 million, mainly due to non-recurring transfers for School Aid in Y 2021 to offset lower lottery receipts. These decreases are partly offset by growth in transfers to support debt service ($13 million) and SUNY ($107 million).
 FY 2022 Closing Balance
DOB projects the State will end FY 2022 with a General Fund cash balance of $30.5 billion, an increase of $21.4 billion from FY 2021. The reserve of $16.7 billion in FY 2022 refunds/credits through the PTET program accounts for more than three quarters of the increase. The remaining $4.6 billion increase reflects nearly $5 billion in planned deposits to the State’s principal reserves, $2 billion to fund future pandemic relief initiatives, and $275 million set aside for labor settlements and operational needs. The planned use in FY 2022 of $2.6 billion in undesignated fund balance carried over from FY 2021 partly offsets the reserve increase. These undesignated funds reflect the use of surplus tax revenues from FY 2021 as part of the consensus revenue agreement for FY 2022 ($1 billion) and support the payment of certain local aid payments that had been withheld as a contingency in FY 2021 ($275 million), the first deposit to the Retiree Health Insurance Trust Fund ($320 million), and other timing related operational needs. Changes in other balances are based on expected activity.
FY 2023 Executive Budget Financial Plan
 Receipts
General Fund receipts, including transfers from other funds, are estimated to total $92.7 billion in FY 2023, a decrease of $19.3 billion (17.3 percent) from FY 2022. Excluding the impact of the PTET program and the expected transfer of a portion of the $12.75 billion in Federal ARP recovery aid, total receipts are projected to increase by $8.5 billion (9.4 percent) from FY 2022.
In FY 2022, the State expects to collect $16.7 billion in PTET payments through business tax receipts that will be offset by lower PIT receipts expected in FY 2023. The same timing variation is expected in FY 2023 for business tax collections that will be offset by lower PIT receipts in the following fiscal year, resulting in a year over year decline of $25.8 billion. This program is not expected to impact operations over the multi-year Financial Plan period but does distort the annual change for business and PIT receipts.
Tax receipts, excluding the impact of PTET, but including transfers after payment of debt service, are estimated to total $95.7 billion in FY 2023, an increase of $9.8 billion (11.4 percent) from FY 2022. The increase reflects an improved revenue outlook and new revenue from the high-income PIT surcharge and business tax increases enacted in FY 2022.
PIT receipts, excluding PTET and net of transfers, are estimated to total $67.5 billion in FY 2023, an increase of $8.8 billion (15 percent) from FY 2022. The increase reflects the improved economic forecast and the enacted tax actions. Excluding the impact of debt prepayments described above, PIT receipts growth in FY 2022 compared to the prior year is 9.8 percent.
Consumption/use tax receipts, including transfers after payment of debt service on Sales Tax Revenue Bonds, are estimated to total $16.3 billion in FY 2023, a decrease of $115 million (0.7 percent) from FY 2022. This decline reflects a surge in consumption in FY 2022 following the economic impact of the shutdown in the early months of the pandemic. Base sales tax growth is estimated at 5.5 percent in FY 2023 as the economy continues to recover from the COVID-19 economic downturn.

Business tax receipts, excluding PTET, are estimated at $9.6 billion in FY 2023, an increase of $1.4 billion (17.3 percent) from FY 2022. The increase is primarily attributable to an increase in Corporate Franchise Tax (CFT) gross receipts due to the recently enacted temporary increase in the business income and capital base rates.
Other tax receipts, including transfers after payment of debt service on Clean Water/Clean Air (CW/CA) Bonds, are expected to total $2.3 billion in FY 2023, a decrease of $326 million from FY 2022. This is primarily due to a decline in the real estate transfer tax due to a leveling off following several record-high monthly collections amounts in FY 2022.
Miscellaneous receipts are projected to decline modestly from 2022. Non-tax transfers are estimated to total $2.0 billion in FY 2023, a decrease of $1.1 billion from FY 2022. The change is mainly attributable a reduction in transfers from the Health Care Transformation, mental health services, and Tribal State Compact Funds.
  Disbursements
General Fund disbursements, including transfers to other funds, are expected to total $95.6 billion in FY 2023, an increase of $4.9 billion (5.4 percent) from FY 2022. The annual change in spending is impacted by the expected expiration of the eFMAP that temporarily lowers State spending and increases the Federal share of Medicaid costs ($2 billion), as well as one-time recovery initiatives and several transactions that were or are expected to be executed in FY 2022 that temporarily lower spending. These transactions include funding $1.5 billion of certain eligible health and public safety payroll costs from the CRF and the payment of prior year salary increases.
Local assistance spending is estimated at $64.9 billion in FY 2023, an increase of $3.7 billion from FY 2022. General Fund spending for education and health care represents a majority of the local assistance spending. General Fund support for these programs is affected by the level of financing sources (i.e., HCRA and lottery/gaming receipts) available in other funds, as well as the impact of eFMAP that temporarily lowers State spending and increases the Federal share of Medicaid costs. School Aid is estimated to increase by $814 million on a fiscal year basis, primarily driven by an increase in Foundation Aid. Medicaid spending is projected to grow by $3.5 billion of which $2 billion is due to the decline in the State benefit from eFMAP. These increases are partially offset by the payment of various one-time recovery initiatives in FY 2021, the largest being $2.1 billion for the Excluded Workers Program.
General Fund agency operations costs, including fringe benefits, are expected to total $21.6 billion in FY 2023, a decrease of $125 million from FY 2022. The annual change is driven by several nonrecurring transactions processed in FY 2022, including the funding of $1.5 billion of eligible payroll costs from the CRF, purchase of COVID test kits, and the payment of retroactive salary increases. In addition, operational cost increases projected in FY 2023 reflect rising energy and commodity prices and planned general salary increases.
General Fund transfers to Other Funds are projected to total $9.0 billion in FY 2023, an increase of $1.3 billion from FY 2022 mainly attributable to transfers for capital projects reflecting an increase in planned Pay-As-You-Go (PAYGO) capital spending and increased transfers to the Health Care Transformation Fund.
 FY 2023 Closing Balance
DOB projects the State will end FY 2023 with a General Fund cash balance of $27.7 billion, a decrease of $2.8 billion from FY 2022. The decline reflects the planned use of the PTET/PIT Credits reserve to offset the net decline in tax receipts ($9.1 billion) that is partly offset by planned deposits totaling $5 billion to the State’s principal reserves, $600 million to the reserve for labor settlements and agency operations, and $855 million to the debt management reserve.
Cash Flow
State Finance Law authorizes the General Fund to borrow money temporarily from available funds held in the Short-Term Investment Pool (STIP). Loans to the General Fund are limited to four months from the start of the fiscal year and must be repaid in full by fiscal year-end. The resources that can be borrowed by the General Fund are limited to available balances in STIP, as determined by the State Comptroller. Available balances include money in the State’s governmental funds and a relatively small amount of other money belonging to the State, held in internal service and enterprise funds, as well as certain agency funds. Several accounts in Debt Service Funds and Capital Projects Funds that are part of All Governmental Funds are excluded from the balances deemed available in STIP. These excluded funds consist of bond proceeds and money obligated for debt service payments.

The Enacted Budget authorized short-term financing for liquidity purposes during FY 2022. In doing so, it provides a tool to help the State manage cash flow, if needed, and more effectively deploy resources as the State continues to respond to the pandemic. Specifically, the authorization allows for the issuance of up to $3 billion of PIT revenue anticipation notes that had to be issued before the end of December 2021 and mature no later than March 31, 2022. It also allows up to $2 billion in line of credit facilities, which are limited to 1 year in duration and may be drawn through March 31, 2022, subject to available appropriation. Neither authorization allows borrowed amounts to be extended or refinanced beyond their initial maturity. The Updated Executive Budget Financial Plan does not assume short-term financing for liquidity purposes during FY 2022. DOB evaluates cash results regularly and may adjust the use of notes and/or the line of credit based on liquidity needs, market considerations, and other factors.
The State continues to reserve money on a quarterly basis for debt service payments financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds and Sales Tax Revenue bonds, continues to be set aside as required by law and bond covenants.
Other Matters Affecting the Financial Plan
 General
The Updated Financial Plan is subject to economic, social, financial, political, public health, and environmental risks and uncertainties, many of which are outside the ability of the State to predict or control. DOB asserts that the projections of receipts and disbursements in the Updated Financial Plan are based on reasonable assumptions at the time they were prepared and provide no assurance that results will not differ materially and adversely from these projections.
The Updated Financial Plan is based on numerous assumptions including the condition of the State and national economies, and the collection of economically sensitive tax receipts in the amounts projected. Uncertainties and risks that may affect economic and receipts forecasts include, but are not limited to, national and international events; inflation; consumer confidence; commodity prices; major terrorist events, hostilities or war; climate change and extreme weather events; severe epidemic or pandemic events; cybersecurity threats; Federal funding laws and regulations; financial sector compensation; monetary policy affecting interest rates and the financial markets; credit rating agency actions; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; technology industry developments and employment; effect of household debt on consumer spending and State tax collections; and outcomes of litigation and other claims affecting the State.
Litigation against the State may include, among other things, potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant a description herein but, in the aggregate, could still adversely affect the Updated Financial Plan.
The Updated Financial Plan is subject to various uncertainties and contingencies including, but not limited to, wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; realization of the projected rate of return for pension fund asset assumptions with respect to wages for State employees affecting the State's required pension fund contributions; the willingness and ability of the Federal government to provide the aid projected in the Updated Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; unanticipated growth in Medicaid program costs; and the ability of the State and its public authorities to issue securities successfully in public credit markets. Some of these issues are described in more detail herein. The projections and assumptions contained in the Updated Financial Plan are subject to revisions which may result in substantial changes. No assurance can be given that these estimates and projections, which depend in part upon actions the State expects to be taken but which are not within the State's control, will be realized.
DOB routinely executes cash management actions to manage the State’s large and complex budget. These actions are intended to improve the State’s cash flow, manage resources within and across State fiscal years, adhere to spending targets, and better position the State to address unanticipated costs, including economic downturns, revenue deterioration, and unplanned expenditures. In recent years, the State has prepaid certain payments, subject to available resources, to maintain budget flexibility.
Potential Long-Term Risks to the Financial Plan from COVID-19 Pandemic

Important State revenue sources, including personal income, consumption, and business tax collections, may be adversely affected by the long-term impact of COVID-19 on a range of activities and behaviors, including commuting patterns, remote working and education, business activity, social gatherings, tourism, public transportation, and aviation. It is not possible to assess or forecast the effects of such changes at this time.
For example, the COVID-19 pandemic has led to changes in the behavior of resident and non- resident taxpayers. Consistent with the growth in remote work arrangements, many residents and non-residents are no longer commuting into New York and instead are working remotely from home offices. However, under long-standing State policy, a non-resident working from home pays New York income taxes on wages from a New York employer unless that employer has established the non-resident’s home office as a bona fide office of the employer.
The COVID-19 pandemic has also led some New York residents to shelter in locations outside of the State. In addition, some taxpayers who previously resided in New York have permanently relocated outside of the State during the pandemic.
There can be no assurance that COVID-19 variants, such as the currently identified Delta and Omicron variants, as well as potential future viral mutations, will not slow and impede elements of the State’s recovery. State officials continue to closely monitor global COVID-19 impacts and emerging Federal guidance.
 Forecast Risks and Uncertainties
There can be no assurance that the State’s financial position will not change materially and adversely from current projections. If this were to occur, the State would be required to take additional gap-closing actions. Such actions may include, but are not limited to, reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; and use of non-recurring resources. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by the Governor.
The Updated Executive Budget Financial Plan forecast assumes various transactions will occur as planned including, but not limited to, receipt of certain payments from public authorities; receipt of revenue sharing payments under the Tribal-State Compacts; receipt of Federal COVID-19 emergency assistance and other Federal aid as projected; receipt of miscellaneous revenues at the levels set forth in the Updated Executive Budget Financial Plan; and achievement of cost-saving measures including, but not limited to, transfer of available fund balances to the General Fund at levels currently projected and Federal approvals necessary to implement the Medicaid savings actions. Such assumptions, if they were not to materialize, could adversely impact the Updated Executive Budget Financial Plan in the current year or future years, or both.
The Updated Executive Budget Financial Plan also includes actions that affect spending reported on a State Operating Funds basis, including accounting and reporting changes. If these actions are not implemented or reported as planned, the annual spending change in State Operating Funds would increase above current estimates.
In developing the Updated Executive Budget Financial Plan, DOB attempts to mitigate financial risks from receipts volatility, litigation, and unexpected costs, with an emphasis on the General Fund. It does this by, among other things, exercising caution when calculating total General Fund disbursements and managing the accumulation of financial resources that can be used to offset new costs. Such resources include, but are not limited to, fund balances that are not needed each year, reimbursement for capital advances, acceleration of tax refunds above the level budgeted each year, and prepayment of expenses. There can be no assurance that such financial resources will be enough to address risks that may materialize in a given fiscal year.
Statutory Growth Caps for School Aid and Medicaid
Beginning in FY 2012, the State enacted legislation intended to limit the year-to-year growth in the State’s two largest local assistance programs, School Aid and Medicaid.
 School Aid
In FY 2012, the State enacted a School Aid growth cap that was intended to limit the growth in School Aid to the annual growth in State Personal Income, as calculated in the Personal Income Growth Index (PIGI). Beginning in FY 2021, the statutory PIGI for School Aid was amended to limit School Aid increases to no more than the average annual income growth over a ten-year period. This change reduces volatility in allowable growth and aligns the School Aid cap with the statutory Medicaid cap. Prior to FY 2021, the PIGI generally relied on a one-year change in personal income.
The authorized School Aid increases exceeded the indexed levels in FYs 2014 through 2019, were within the indexed levels in FYs 2020 and 2021, and again exceeded the indexed level in FY 2022. The proposed increase in School Aid for SY 2023 of $2.1 billion (7.1 percent) is well above the indexed PIGI rate of 4.5 percent. This proposed $2.1 billion increase includes a $1.6 billion increase in Foundation Aid as part of the three-year phase-in of the formula and a 3 percent “due minimum” increase for districts whose annual Foundation Aid5 levels exceed their full funding level targets. In SY 2024, projected School Aid growth largely reflects the final year of the three-year phase-in of full funding of Foundation Aid. In SY 2025 and beyond, School Aid is projected to increase in line with the rate allowed under the personal income growth cap.

[5]	Foundation Aid is formula-based, unrestricted aid provided to school districts. It is the largest aid category within School Aid and is projected to total $21.4 billion in SY 2023. The Foundation Aid formula consists of four components: a State-specified expected expenditure per pupil to which the State and districts will contribute, a State-specified expected minimum local contribution per pupil, the number of aid-eligible pupil units in the district, and additional adjustments based on phase-in factors and minimum or maximum increases.
 Medicaid
Approximately 85 percent of DOH State Funds Medicaid spending growth is subject to the Global Cap. The Global Cap is currently calculated using the ten-year rolling average of the medical component of the Consumer Price Index for all urban consumers (CPI) and thus allows for growth attributable to increasing costs, though not increasing utilization. Beginning in FY 2023, the Global Cap metric is amended to align with the 5-year rolling average of health care spending, using projections from the CMS Actuary. This change will accommodate growth in factors not currently indexed under the Global Cap and is more reflective of recent trends.
The statutory provisions of the Global Cap grant the Commissioner of Health (the “Commissioner”) certain powers to limit Medicaid disbursements to the level authorized by the Global Cap and allow for flexibility in adjusting Medicaid projections to meet unanticipated costs resulting from a disaster. The Commissioner’s powers are intended to limit the annual growth rate to the levels set by the Global Cap for the then-current fiscal year, through actions which may include reducing reimbursement rates to providers. These actions may be dependent upon timely Federal approvals and other elements of the program that govern implementation. Additional State share Medicaid spending, outside of the Global Cap, includes State costs for the takeover of Medicaid growth from local governments and reimbursement to providers for increased minimum wage costs. It should be further noted that General Fund Medicaid spending remains sensitive to revenue performance in the State’s HCRA fund that finances approximately one-quarter of DOH State-share Medicaid costs.
Since the enactment of the Global Cap, the portion of State Funds Medicaid spending subject to the Global Cap has remained at or below indexed levels. However, in certain fiscal years, DOH has taken management actions, including adjustments to the timing of Medicaid payments consistent with contractual terms, as described below, to ensure compliance with the Global Cap.
Global Cap Imbalance and Medicaid Redesign Team II (MRT II) Solutions
At the close of FY 2019, DOH deferred, for three business days into FY 2020, the final cycle payment to Medicaid Managed Care Organizations, as well as other payments. The FY 2019 deferral had a State-share value of $1.7 billion and was paid from available funds in the General Fund in April 2019, consistent with contractual obligations. Absent the deferral and any other actions, Medicaid spending under the Global Cap would have exceeded the statutorily indexed rate for FY 2019 and the State would have used available General Fund resources to fund the payments in FY 2019. The deferral had no impact on provider services and the spending above the Global Cap was attributable to growth in managed care and long-term managed care enrollment and utilization costs above initial projections, as well as timing of certain savings actions and offsets not processed by the end of FY 2019.
Following the deferral of FY 2019 Medicaid payments to ensure compliance with the allowable indexed growth, DOB recognized that a structural imbalance existed within the Global Cap based on a review of price and utilization trends, and other factors. A structural imbalance in this case meant that estimated expense growth in State-share Medicaid subject to the Global Cap, absent measures to control costs, was growing faster than allowed under the Global Cap spending growth index.

DOB estimated that, absent actions to control costs, State-share Medicaid spending subject to the Global Cap would have exceeded the indexed growth amount in the range of $3 billion to $4 billion annually, inclusive of the recurring $1.7 billion Managed Care payment restructuring initially executed at the end of FY 2019. In response to the estimated Global Cap imbalance, the State formed the MRT II as part of the FY 2021 Enacted Budget with the objective of restoring financial sustainability to the Medicaid program. The FY 2021 Enacted Budget included $2.2 billion in MRT II savings initiatives to address the Medicaid imbalance, including identifying efficiencies in the Managed Care and Managed Long-Term Care programs, as well as administrative reforms.
To date, over two-thirds of the $2.2 billion in savings actions have been implemented, with the remaining savings actions pending due to ongoing litigation, and Federal government approval of Federal maintenance-of-effort requirements associated with Families First Coronavirus Response Act (FFCRA), COVID-19 and ARP Home and Community-Based Services (HCBS) eFMAP provisions. The Updated Financial Plan assumes the remaining MRT II savings, aside from those actions limited to the maintenance of effort requirements associated with the recent Federal Public Health Emergency extension, which extends the eFMAP benefit through June 30, 2022, and will be implemented in FY 2024
On August 25, 2021, CMS informed DOH that the State's initial HCBS spending plan meets the requirements set forth in guidance established by CMS, and thus, the State has received partial approval. The State therefore qualifies for a temporary 10 percentage point increase to the FMAP for certain Medicaid expenditures for HCBS under Section 9817 of the ARP. The increased FMAP is available for qualifying expenditures made between April 1, 2021, and March 31, 2022. On January 31, 2022, CMS provided additional approval for 37 proposals. On February 15, 2022, the State submitted the second quarterly update and will continue to submit quarterly updates as required. The State is working with CMS to achieve full approval of the submitted plan; however, CMS has not yet provided guidance related to the HCBS eFMAP which may restrict or delay the implementation of certain MRT II savings actions.
 Public Health Insurance Programs/Public Assistance
Historically, the State has experienced growth in Medicaid enrollment and public assistance caseloads during economic downturns due mainly to increases in unemployment. Many people who were laid off or otherwise experienced a decrease in family income in 2020 and 2021 due to the COVID-19 pandemic became qualifying enrollees and began to participate in public health insurance programs such as Medicaid, the Essential Plan (EP), and Child Health Plus (CHP). Participants in these programs remain eligible for coverage for 12 continuous months regardless of changes in employment or income levels that may otherwise make them ineligible. Estimated costs for increased enrollment to date are budgeted in the Updated Executive Budget Financial Plan through FY 2024.
Likewise, the rise in unemployment and decrease in family income during the pandemic have resulted in increased public assistance caseloads, particularly in New York City. In addition to existing family and safety net assistance programs, the Executive Budget includes a recurring State-funded rent supplement program to assist individuals and families most impacted by the pandemic.
Federal Impacts to the Financial Plan
 Overview
The Federal government influences the economy and budget of New York State through grants, direct spending on its own programs such as Medicare and Social Security, and through Federal tax policy. Federal policymakers may place conditions on grants, mandate certain state actions, preempt State laws, change state and local tax (SALT) bases and taxpayer behavior through tax policies, and influence industries through regulatory action. Federal resources support vital services such as health care, education, transportation, as well as severe weather and emergency response and recovery. Any changes to Federal policy or funding levels could have a materially adverse impact on the Updated Executive Budget Financial Plan.
Federal funding is a significant component of New York’s budget representing more than one-third of All Funds spending. Routine Federal aid supports programs for vulnerable populations and those living at or near the poverty level. Such programs include Medicaid, Temporary Assistance for Needy Families (TANF), Elementary and Secondary Education Act (ESEA) Title I grants, and Individuals with Disabilities Education Act (IDEA) grants. Other Federal resources are directed at infrastructure and public protection.

In response to the COVID-19 public health emergency, the Federal government has taken legislative, administrative, and Federal Reserve actions intended to stabilize financial markets, extend aid to large and small businesses, health care providers, and individuals, and reimburse governments for the direct costs of pandemic response. The Federal government enacted several laws between March 2020 and March 2021 to provide financial assistance to State and local governments, schools, hospitals, transit systems, businesses, families and individuals for COVID-19 pandemic response and recovery. The State also received additional Federal aid in the form of enhanced Unemployment Insurance funding, which is reported under Proprietary and Fiduciary Funds and is excluded from All Governmental Funds. A summary of the Federal legislation is provided later in this section.
Total Federal Funds spending for all purposes, inclusive of both capital and operating spending, is expected to total $81.4 billion in FY 2023 and includes $7.8 billion in spending related to pandemic assistance. Federal Funds spending in FY 2023 is estimated to decrease by $2.8 billion from FY 2022 driven by the expenditure of one-time pandemic assistance funds including the CRF, emergency rental assistance and education funding, as well as reduction in eFMAP.
•	Medicaid/Health . Funding shared by the Federal government helps support health care costs for more than seven million New Yorkers, including more than two million children. Medicaid is the single largest category of Federal funding. The Federal government also provides support for several health programs administered by DOH, including the EP, which provides health care coverage for low-income individuals who do not qualify for Medicaid or CHP.
•	Social Welfare. Funding provides assistance for several programs managed by the Office of Temporary and Disability Assistance (OTDA), including TANF-funded public assistance benefits and the Flexible Fund for Family Services, Home Energy Assistance Program (HEAP), Supplemental Nutrition Assistance Program (SNAP), and Child Support. Support from the Federal government also supports programs managed by the Office of Children and Family Services (OCFS), including Child Care, Child Welfare Services, Adult Protective & Domestic Violence Services, Foster Care, and Adoption Subsidies.
•	Education. Funding supports K-12 education and special education. Like Medicaid and the social welfare programs, significant portions of Federal education funding are directed toward vulnerable New Yorkers, such as students in schools with high poverty levels, students with disabilities, and higher education students that qualify for programs such as Pell grants and Work-Study.
•	Public Protection. Federal funding supports various programs and operations of the State Police, the Department of Corrections and Community Supervision (DOCCS), the Office of Victim Services, the Division of Homeland Security and Emergency Services (DHSES), and the Division of Military and Naval Affairs (DMNA). Federal funds are also passed on to municipalities to support a variety of public safety programs.
•	Transportation . Federal resources support infrastructure investments in highway and transit systems throughout the State, including funding participation in ongoing transportation capital plans. The recently enacted Infrastructure Investment and Jobs Act (P.L. 117-58) will increase Federal funds for transportation capital costs significantly.
•	All Other Funding. Other programs supported by Federal resources include housing, economic development, mental hygiene, parks and environmental conservation, and general government uses.
Pandemic Assistance
•	Education ARP Funds. The ARP granted additional education funding for Elementary and Secondary School Emergency Relief (ESSER) and Emergency Assistance for Nonpublic Schools (EANS) programs, as well as funding for homeless education, IDEA, library services and the arts.
•	eFMAP. In response to the COVID-19 pandemic, the Federal government increased its share of Medicaid funding (eFMAP) by 6.2 percent for each calendar quarter occurring during the public health emergency. The enhanced funding began January 1, 2020 and is currently expected to continue through June 2022, providing over $3.6 billion in additional Federal resources in FY 2022 that are anticipated to reduce State and local government costs by approximately $3.0 billion and $600 million, respectively. Due to the timing of reconciliations, March FY 2022 eFMAP State and Local share offsets will be realized in FY 2023. An additional quarter of eFMAP has been assumed in FY 2023 as a result of the extension of the Public Health Emergency (PHE) increasing the projected FY 2023 benefit to $1.2 billion.
•	HCBS eFMAP. The ARP provided a temporary 10 percentage point increase to the FMAP for certain Medicaid HCBS through March 31, 2022. CMS guidelines require the use of additional funding to supplement existing State funding, not supplant existing resources. The State is estimated to receive $2.2 billion in enhanced FMAP for HCBS expenditures across health and mental hygiene programs.

•	CRF. Established in the CARES Act, the CRF provides funding for states and local governments to respond to the COVID-19 pandemic. The State received $5.1 billion in FY 2021 to fund eligible costs incurred through December 31, 2021. These funds have been used in FY 2021 and FY 2022 for eligible payroll costs ($4.4 billion), primarily for public health and safety employees, as well as other pandemic response costs incurred by the State (roughly $600 mi lion). DOB expects to charge additional eligible costs incurred by the State for pandemic response efforts and will fully expend the CRF balance in FY 2022.
•	Education Supplemental Appropriations Act. As part of the Coronavirus Response and Relief Supplemental Appropriations (CRRSA) Act, additional funding for education was provided through the ESSER Fund and the GEER Fund, including dedicated GEER funds to support pandemic-related services and assistance to nonpublic schools through the EANS program.
•	Lost Wages Assistance (LWA) Program. This program provided grants to eligible claimants that were unemployed or partially unemployed due to the pandemic. This consisted of a supplemental payment of $300 per week through December 27, 2020 or when funding limits were reached, which occurred on September 6, 2020, in addition to their unemployment benefits.
•	Emergency Rental Assistance Program. The CRRSA Act established the Emergency Rental Assistance program to assist households that are unable to pay rent and utilities due to the COVID-19 pandemic. The ARP provided additional funding for the program.
•	Education CARES Act Funds. Additional education support provided through the CARES Act included funding to school districts and charter schools.
•	SUNY State-Operated Campuses Federal Stimulus Spending. Funding provided through various Federal stimulus bills resulted in greater Federal spending projections for SUNY State-Operated campuses.
•	FEMA Reimbursement of Eligible Pandemic Expenses. The State has applied for FEMA reimbursement for expenses incurred to date related to emergency protective measures due to the COVID-19 pandemic. The Updated Executive Budget Financial Plan assumes reimbursement of $800 million in FY 2023, and $200 million in FY 2024. However, there is no assurance that FEMA will approve claims for the State to receive reimbursement in the amounts or State fiscal years as projected in the Updated Executive Budget Financial Plan.
•	Coronavirus Local Fiscal Recovery Fund Non-Entitlement Pass-Through. The ARP requires states to pass-through the allocations to non-entitlement cities, towns, and villages. The State distributed $387 million to local governments in FY 2022 and is expected to distribute an additional $387 million to local governments in FY 2023, for a total of $774 million overall.
•	Homeowner Relief and Protection Program. This program provides services to ensure that homeowners experiencing economic hardships associated with the pandemic can stay in their homes.
•	Home Energy Assistance Program. The ARP provided supplemental funding to the existing Home Energy Assistance program that helps low-income households pay the cost of heating, cooling, and weatherizing their homes.
•	Coronavirus Capital Projects Fund. The ARP created the Coronavirus Capital Projects Fund to provide funding to carry out critical capital projects that directly enable work, education, and health monitoring, including remote options, in response to the COVID-19 public health emergency. The State has been allocated $346 million for the program.
•	Federal Highway Administration (FHWA) Surface Transportation Block Grant. This emergency funding was provided under the CRRSA Act to address COVID-19 impacts related to Highway Infrastructure Programs.
•	Federal Highway Administration (FHWA) Surface Transportation Block Grant. This emergency funding was provided under the CRRSA Act to address COVID-19 impacts related to Highway Infrastructure Programs.
Federal Coronavirus Response Legislation and Action
The Federal government enacted the following legislation in response to the ongoing COVID-19 pandemic. The table below summarizes the Federal pandemic assistance available to New York State, including direct recipients of Federal aid such as individuals, hospitals, businesses, transit authorities including the MTA, and school districts, along with the funds expected to flow through the State’s Updated Executive Budget Financial Plan.
A large portion of the Federal pandemic assistance flows directly to various recipients (e.g., tax rebates to individuals, and loans or grants to large and small businesses) and is thus excluded from the State’s Updated Executive Budget Financial Plan. In addition, on May 18, 2021, the State received $12.75 billion in Federal aid authorized in the ARP to offset revenue loss, ensure the continuation of essential services and assistance provided by government, and assist in the public health emergency response and recovery efforts. These funds are expected to be transferred to State Funds over multiple years to support eligible uses and spending. Thus, the spending of the ARP aid to the State does not appear in Federal Funds.
•	The CARES Act provides aid for Federal agencies, individuals, businesses, states, and localities, as well as $100 billion for hospitals and health care providers, to respond to the COVID-19 pandemic.
Assistance to states through the CARES Act is generally restricted to specific purposes and includes the CRF ($5.1 billion State allocation) and the Education Stabilization Fund ($1.2 billion State allocation). Pursuant to U.S. Treasury eligibility guidelines, CRF funds may be used for eligible expenses incurred, including payroll expenses for public health and safety employees, through December 31, 2021.
•	FFCRA provides aid through paid sick leave, free testing, expanded food assistance and unemployment benefits, protections for health care workers, and increased Medicaid funding through the emergency 6.2 percent increase to the Medicaid eFMAP during the public health emergency in response to the COVID-19 pandemic.
•	The ARP Act of 2021 provides aid for Federal agencies, individuals, businesses, states and localities, and others, to respond to the COVID-19 pandemic. The ARP has provided the State with $12.75 billion in general aid (“recovery aid”) and $18.9 billion in categorical aid for schools, universities, childcare, housing, and other purposes. The ARP also provides $10 billion in recovery aid to localities in New York State and an estimated $6.4 billion directly to the MTA. The State aid provided through the ARP is included in the Updated Executive Budget Financial Plan as a transfer of Federal aid to the General Fund. Finally, the ARP established a Capital Projects Fund to provide funding to states, territories, and Tribal governments to carry out critical capital projects directly enabling work, education, and health monitoring, including remote options, in response to the public health emergency. The State has also been allocated $346 million from the Coronavirus Capital Projects Fund.
•	The CRRSA Act of 2021 provides funding for education, testing, tracing, vaccine distribution, unemployment assistance, small business programs, and housing.
•	FEMA Lost Wages provided grants to eligible claimants that were unemployed or partially unemployed due to the pandemic.
•	The Paycheck Protection Program (PPP) and Health Care Enhancement Act provides funding for small business programs, and healthcare programs, including $75 billion for hospitals, health care providers, and testing and tracing activities.
•	The Coronavirus Preparedness and Response Supplemental Appropriations Act (CPRSA) of 2020 provides emergency funding to respond to the COVID-19 pandemic, including support for vaccine development, the Public Health Emergency Preparedness program, and small businesses.
In addition, the pandemic resulted in a significant increase in individuals filing for unemployment benefits. Such benefits are paid from the Unemployment Insurance (UI) Trust Fund, which is supported by employer contributions. In the event that there are insufficient resources in the UI Trust Fund to pay benefits, as became the case starting in May 2020, the UI Trust Fund may borrow from the Federal government for this purpose. As of December 31, 2021, the UI Trust Fund’s Federal loan balance for the State was approximately $9.3 billion. The balance in the UI Trust Fund is expected to be repaid by employers through UI contribution rates.
 Federal Infrastructure Investment and Jobs Act
In November 2021, Congress passed, and the President has signed, the $1.2 trillion Infrastructure Investment and Jobs Act (IIJA)t, including approximately $550 billion in new spending on transportation, water and energy, broadband and natural resources.
The IIJA is expected to provide the State with an additional $4.6 billion in highway and bridge program aid over the life of the Federal Aid Highway program reauthorization, as well as significant off-budget funds available across the State for transit, rail, airport, water, and energy grid infrastructure. The annual levels of funds to the State from the IIJA are subject to Federal budget and appropriation action in each year.
 Federal Risks
The amount and composition of Federal funds received by the State have changed over time because of legislative and regulatory actions at the Federal level and will likely continue to change over the Financial Plan period. The Updated Executive

Budget Financial Plan may also be adversely affected by other Federal government actions including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. Any reductions in Federal aid could have a materially adverse impact on the Updated Executive Budget Financial Plan. Notable areas with potential for change include health care and human services.
The State has submitted subsequent waiver extension requests to continue its Medicaid Redesign and healthcare delivery system transformation efforts. The CMS has approved, through at least March 31, 2022, a 1115 Medicaid waiver extension that preserves the State’s Medicaid Managed Care Programs, Children’s HCBS, and self-direction of personal care services. Subsequently, on August 24, 2021, DOH submitted a 1115 waiver amendment concept paper to CMS. This concept paper proposes a framework for substantial new Federal funding over five years to invest in an array of multi-faceted and related initiatives that would change the way the Medicaid program integrates and pays for social care and health care in the State. This comprehensive initiative, if accepted by CMS as proposed, would also lay the groundwork for reducing long standing racial, disability-related, and socioeconomic health care disparities, increasing health equity through measurable improvement of clinical outcomes and keeping overall Medicaid program expenditures budget neutral to the Federal government.
The concept paper is non-binding and does not represent an official waiver submission but is a required step of the waiver approval process. CMS is reviewing the concept paper and is in the process of offering DOH guidance for modifications prior to the formal waiver amendment submission. This step is necessary to ensure the State’s waiver request will align with Federal objectives and requirements. New feedback or guidance from CMS will be reflected in future Financial Plan updates.
Federal Debt Limit
Legislation increasing the debt limit by $2.5 trillion was enacted December 16, 2021 (P.L. 117-73). Under this latest increase in the Federal debt limit, the Federal government is expected to be able to operate until early 2023. Congress would need to act to increase or suspend the debt limit before then to avoid delaying payments and/or defaulting on debt obligations.
A Federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on national and state economies, financial markets, and intergovernmental aid payments. Specific effects on the Updated Executive Budget Financial Plan resulting from a future Federal government default are unknown and impossible to predict. However, data from past economic downturns suggests that the State’s revenue loss could be substantial if there was an economic downturn due to a Federal default.
A payment default by the Federal government may also adversely affect the municipal bond market. Municipal issuers, including the State, could face higher borrowing costs and impaired access to capital markets. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State and its public authorities, could be adversely affected.
 Federal Tax Law Changes
The Tax Cuts and Jobs Act of 2017 (TCJA) made major changes to the Federal Internal Revenue Code, most of which were effective in tax year 2018. The TCJA made extensive changes to Federal personal income taxes, corporate income taxes, and estate taxes.
The State’s income tax system interacts with the Federal system. Changes to the Federal tax code have significant flow-through effects on State tax burdens and concomitantly State tax receipts. One key impact of the TCJA on New York State taxpayers is the $10,000 limit on the deductibility of SALT payments, which represents a large increase in the State’s effective tax rate relative to historical experience and may adversely affect New York State’s economic competitiveness.
Moreover, the TCJA contains numerous provisions that may adversely affect residential real estate prices in New York State and elsewhere, of which the SALT deduction limit is the most significant. A loss of wealth associated with a decline in home prices could have a significant impact on household spending in the State through the wealth effect, whereby consumers perceive the rise and fall of the value of an asset, such as a home, as a corresponding increase or decline in income, causing them to alter their spending practices. Reductions in household spending by New York residents, if they were to occur, would be expected to result in lower sales for the State’s businesses which, in turn, would cause further reductions in economic activity and employment. Lastly, falling home prices could result in homeowners delaying the sale of their homes. The combined impact of lower home prices and fewer sales transactions could result in lower real estate transfer tax collections.
The TCJA changes may intensify migration pressures and the drag on the value of home prices, thereby posing risks to the State’s tax base and current Updated Executive Budget Financial Plan projections.
 State Response to Federal Tax Law Changes
Pass-Through Entity Tax (PTET). As part of the State’s continuing response to Federal tax law changes and in connection with the Enacted Budget, the State Legislature enacted an optional PTET on the New York-sourced income of partnerships and S corporations. Qualifying entities that elect to pay PTET will pay a tax of up to 10.9 percent on their taxable income at the partnership or corporation level, and their individual partners, members and shareholders will receive a refundable tax credit equal to the proportionate or pro rata share of taxes paid by the electing entity. Additionally, the program includes a resident tax credit that allows for reciprocity with other states that have implemented substantially similar taxes, which currently include Connecticut and New Jersey.
DOB expects that, on a multi-year basis, the PTET will be revenue neutral for the State as individual taxpayers claim credits against their PIT liabilities that reflect PTET payments made at the entity level. However, because PTET payments will generally be received in the fiscal year prior to credit claiming, the PTET will not be revenue-neutral for the State within each fiscal year.
The Updated Executive Budget Financial Plan includes estimates for PTET receipts and the corresponding decrease in PIT receipts, based on PTET receipts received in December 2021 for tax year 2021 liabilities. The overall effect on projected receipts to the Revenue Bond Tax Fund, to which 50 percent of both PIT and PTET receipts are deposited, is that PTET will increase FY 2022 receipts and decrease FY 2023 receipts by a significant amount. Projections are based on limited experience of taxpayer behavior to date, and there can be no assurance that such projections will be realized.
The U.S. Treasury Department and the IRS have determined that State and local income taxes imposed on and paid by a partnership or an S corporation on its income, such as the PTET, are allowable as a Federal deduction to taxable income. In November 2020, the IRS released Notice 2020-75, which announced that the Treasury and IRS intend to issue clarifying regulations with respect to such pass-through taxes. The IRS has not yet issued such proposed regulations.
Employer Compensation Expense Program (ECEP) / Charitable Gifts Trust Fund. Other State tax reforms enacted in tax year 2018 to mitigate issues arising from the TCJA included decoupling many State tax provisions from the Federal changes, creation of an optional payroll tax program (ECEP), and establishment of a new State Charitable Gifts Trust Fund.
The ECEP authorizes electing employers to be subject to a 5 percent State tax on all annual payroll expenses in excess of $40,000 per employee, which was phased in over three years beginning on January 1, 2019 as follows: 1.5 percent in tax year 2019, 3 percent in tax year 2020, and 5 percent in tax year 2021. Employers must elect to participate in the ECEP for the upcoming tax year by December 1 of the preceding calendar year. For tax year 2019, 262 employers elected to participate in the ECEP and remitted $1.5 million. The number of participating employers increased to 299 for tax year 2020 and to 328 for tax year 2021.
The ECEP is intended to mitigate the tax burden for employees affected by the SALT deduction limit. While the TCJA limits deductibility for individuals, it does not cap deductibility for ordinary and necessary business expenses paid or incurred by employers in carrying on a trade or business. The ECEP is expected to be State revenue-neutral, with any decrease in New York State PIT receipts expected to be offset by a comparable increase in ECEP revenue.
The Charitable Gifts Trust Fund was established in tax year 2018 to accept gifts for the purposes of funding health care and education in New York State. Taxpayers who itemize deductions were able to claim these charitable contributions as deductions on their Federal and State income tax returns. Any taxpayer who donates may also claim a State tax credit equal to 85 percent of the donation amount for the tax year after the donation is made. However, after enactment of this program, the IRS issued regulations that impaired the ability of taxpayers to deduct donations to the Charitable Gifts Trust Fund from Federal taxable income while receiving State tax credits for such donations.
Through FY 2021, the State received $93 million in charitable gifts deposited to the Charitable Gifts Trust Fund for healthcare and education ($58 million and $35 million, respectively). Charitable Gifts to date have been appropriated and used for the authorized purposes.

As part of State tax reforms enacted in 2018, taxpayers may claim reimbursement from the State for interest on underpayments of Federal tax liability for the 2019, 2020 and 2021 tax years, if the underpayments arise from reliance on the 2018 amendments to State Tax Law. To receive reimbursement, taxpayers are required to submit their reimbursement claims to the Department of Taxation and Finance (DTF) within 60 days of making an interest payment to the IRS. To date, the State has not received any claims for reimbursement of interest on underpayments of Federal tax liability.
The Updated Executive Budget Financial Plan does not include any estimate of the magnitude of the possible interest expense to the State. Any such interest expense would depend on several factors including the rate of participation in the ECEP; magnitude of donations to the Charitable Gifts Trust Fund; amount of time between the due date of the Federal return and the date any IRS underpayment determination is issued; Federal interest rate applied; aggregate amount of Federal tax underpayments attributable to reliance on the 2018 amendments to State Tax Law; and frequency at which taxpayers submit timely reimbursement claims to the State.
Litigation Challenging TCJA Provisions. On July 17, 2018, the State, joined by Connecticut, Maryland, and New Jersey, filed a lawsuit to protect New York taxpayers from the Federal limit on the SALT deduction. On September 30, 2019, the U.S. District Court for the Southern District of New York found that the states failed to allege a valid legal claim that the SALT limit unconstitutionally encroaches on states’ sovereign authority to determine their own taxation and fiscal policies. The State, in conjunction with Connecticut, Maryland, and New Jersey, filed a notice of appeal to the U.S. Court of Appeals for the Second Circuit, and on October 5, 2021, the Second Circuit affirmed the district court’s ruling. On January 3, 2022, the State, joined by Connecticut, Maryland, and New Jersey, petitioned the Supreme Court of the U.S. for a writ of certiorari to review the Second Circuit’s decision.
On June 13, 2019, the IRS issued final regulations (Treasury Decision 9864) that provided final rules and additional guidance with respect to the availability of Federal income tax deductions for charitable contributions when a taxpayer receives or expects to receive a State or local tax credit for such charitable contributions. These regulations require a taxpayer to reduce the Federal charitable contribution deduction by the amount of any State tax credit received due to such charitable contribution. This rule does not apply if the value of the State tax credit does not exceed 15 percent of the charitable contribution. Regulations were made retroactive to August 27, 2018 (the date on which the U.S. Treasury Department and IRS first published proposed regulatory changes).
On July 17, 2019, New York State, joined by Connecticut and New Jersey, filed a Federal lawsuit in the United States District Court for the Southern District of New York challenging these charitable contribution regulations. Among other things, the lawsuit seeks to restore the full Federal income tax deduction for charitable contributions, regardless of the amount of any State tax credit provided to taxpayers as a result of contributions made to the Charitable Gifts Trust Fund, in accordance with precedent since 1917. The Federal defendants moved to dismiss the complaint, or alternatively for summary judgment, on December 23, 2019. The states responded and filed their own motion for summary judgment on February 28, 2020. Briefing on the motions was completed in July 2020. The district court denied the states’ request for oral argument on March 16, 2021, but a decision on the outstanding motions to dismiss, and cross-motions for summary judgment, remains pending.
Climate Change Adaptation
Overview
Climate change poses significant long-term threats to physical, biological, and economic systems in New York and around the world. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, increased coastal flooding and related erosion hazards, intensifying storms, and more extreme heat. The potential effects of climate change could adversely impact the Updated Executive Budget Financial Plan in current or future years. To mitigate and manage these impacts, significant long-term planning and investments by the Federal government, State, municipalities, and public utilities are expected to be needed to adapt existing infrastructure to climate change risks.
In August 2021, the Intergovernmental Panel on Climate Change of the United Nations (IPCC) reported that 1.5°C of warming is likely to occur by 2040 under all emissions scenarios considered and that the 1.5°C benchmark will be exceeded by 2100 unless deep reductions in greenhouse gas emissions occur in the coming decades. Human-induced climate change is already affecting many weather extremes in every region across the globe. Further warming to 1.5°C is expected to increase the risk of adverse outcomes, including extreme weather events and coastal flooding. The risk of severe impacts increases further at higher temperatures.

Consequences of Climate Change
Storms affecting the State, including Hurricane Ida (September 2021), Superstorm Sandy (October 2012), Tropical Storm Lee (September 2011), and Hurricane Irene (August 2011), have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather driven events, including coastal flooding caused by storm surges and flash floods from rainfall.
The State continues to recover from damage sustained during these powerful storms. Hurricane Irene disrupted power and caused extensive flooding in various counties. Tropical Storm Lee caused flooding in additional counties and, in some cases, exacerbated damage caused by Hurricane Irene two weeks earlier. Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. Hurricane Ida caused severe flooding in the New York metropolitan area. The frequency and intensity of these storms present economic and financial risks to the State. Reimbursement claims for costs of the immediate response, recovery, and future mitigation efforts continue, largely supported by Federal funds. In January 2013, the Federal government approved approximately $60 billion in nationwide Federal disaster aid in response to Superstorm Sandy for general recovery, rebuilding, and mitigation activity in New York and other states. The State and its localities have committed $28.9 billion to repairing impacted homes and businesses, restoring community services, and mitigating future storm risks.
Key financial market participants are acknowledging climate change risks. In February 2021, the Federal Reserve Board created a new Supervision Climate Committee within its Supervision and Regulation Division to better understand the potential implications of climate change for financial institutions, infrastructure, and markets. Rating agencies are incorporating Environmental, Social, and Governance (ESG) factors into credit ratings for the State and other issuers. In November 2017, Moody's Investors Service issued guidance to state and local governments that climate change is forecast to heighten exposure to economic losses, placing potential pressure on credit ratings. The Moody's report identified rising sea levels and their effect on coastal infrastructure as the primary climate risks for the northeastern United States, including New York State. These risks are heightened by population and critical infrastructure concentration in coastal counties. In June 2021, Moody’s assigned New York State an environmental issuer profile score of E-3 (moderately negative), below the nationwide median score of E-2 (neutral to low). The E-3 score reflected Moody’s assessment that the State faces moderately negative exposure to physical climate risks, especially hurricanes and sea level rise, which could cause significant economic disruption and pose risks to the State’s economy and tax base. Climate change risks increasingly fall within the maximum maturity term of current outstanding bonds of the State, its public authorities, and municipalities. State bonds may generally be issued with a term of up to 30 years under State statute.
State Response to Climate Change
The State is participating in efforts to reduce greenhouse gas emissions to mitigate the risk of severe impacts from climate change. The State's Climate Leadership and Community Protection Act of 2019 (CLCPA) set the State on a path toward developing regulations to reduce statewide greenhouse gas emissions to 40 percent below the 1990 level by 2030, and 85 percent below the 1990 level by 2050. The CLCPA established the Climate Action Council (the Council), which was charged with developing a draft scoping plan for achieving the goals set forth in the CLCPA. The Council released the draft scoping plan for public comment on January 1, 2022, with comments due within 120 days. In support of this commitment, a new law was passed in 2021 requiring new off-road vehicles and equipment sold in New York to be zero-emissions by 2035, and new medium-duty and heavy-duty vehicles by 2045. The law also requires the development of a zero-emissions vehicle development strategy by 2023, which will be led by the New York State Energy Research and Development Authority to expedite the implementation of the State policies and programs necessary to achieve the law's new goals. The CLCPA also required the Department of Environmental Conservation (DEC) to issue a sector-specific report on emissions, which was issued in 2021, and to develop rules and regulations for greenhouse gas limits by the end of 2023, including legally enforceable emissions limits and performance standards. As part of this target, the State plans to generate a minimum of 70 percent of electricity from renewable sources by 2030 and to fully transition its electricity sector away from carbon emissions by 2040. The CLCPA requires the New York Public Service Commission (PSC), which regulates public utilities, to establish a program to transition the energy sector on this timeline. Accordingly, the PSC adopted an order in October 2020 amending the Clean Energy Standard to reflect CLCPA targets. The State is a member of the Regional Greenhouse Gas Initiative (RGGI) and has used a cap-and-trade mechanism to regulate carbon dioxide emissions from electric power plants operating within the State since 2008.
Extraordinary Monetary Settlements

Beginning in FY 2015, the State began receiving Extraordinary Monetary Settlements for violations of State laws by major financial institutions and other entities. The State separately tracks these one-time resources and uses them for non-recurring expenditures. Effective April 1, 2019, DOB no longer classifies or distinctly identifies any settlement receipt less than $25 million as an Extraordinary Monetary Settlement. Settlement receipts below the threshold are deposited to the General Fund and utilized for general operations consistent with past practice prior to the extraordinary levels that began in FY 2015. Extraordinary Monetary Settlements also do not refer to the opioid settlement funds discussed under the following heading.
Opioid Settlement Fund
The Attorney General (AG) and/or the Department of Financial Services (DFS) reached significant opioid related settlements with several corporations for their roles in helping fuel the opioid epidemic.
•	Johnson & Johnson (J&J), the parent company of Janssen Pharmaceuticals, Inc., is expected to pay the State and its subdivisions up to $230 million. The settlement established a multi-year payout structure of up to ten years commencing in 2021.
•	On September 17, 2021, a Bankruptcy Court in the Southern District of New York entered an Order confirming a plan, including provisions releasing and barring further litigation against Purdue Pharma’s executives and directors. Pursuant to that plan, the owners of Purdue Pharma, the Sackler family, were to pay the State and its subdivisions at least $200 million as part of a $4.5 billion bankruptcy plan over a nine-year period commencing in 2022. The settlement between the State and Purdue Pharma would shut down Purdue Pharma, prevent the Sackler family from participating in the opioids business prospectively, and establish a substantial document repository of 30 million plus documents. Following an appeal, on December 16, 2021, the U.S. District Court for the Southern District of New York vacated the confirmation of Purdue’s plan. In re: Purdue Pharma L.P., Case No. 21-cv-07532-CM (S.D.N.Y. Dec. 16, 2021). The District Court held that the law does not allow a bankruptcy plan to give releases to individuals who are not bankrupt. The Debtors subsequently filed an appeal to the Second Circuit. Additional significant developments relating to the Sackler and Purdue defendants are anticipated.
•	Drug distributors McKesson Corporation, Cardinal Health Inc., and Amerisource Bergen Drug Corporation will pay the State and its subdivisions up to $1.0 billion over 18 years and develop a monitoring mechanism to collect and analyze opioid drug distribution. Settlement payments are expected to start before the end of 2021 and continue over the next 17 years.
•	Drug manufacturer Endo Health Solutions (Endo) settled for $50 million with New York State (AG only) and the counties of Nassau and Suffolk, divided $22.3 million to the State and $27.7 million split evenly between Nassau and Suffolk Counties. Of the portion payable to the State, $11.96 million will be distributed to subdivisions (excluding Nassau and Suffolk) and $10.34 million will be deposited to the newly created New York State Opioid Settlement Fund (Opioid Settlement Fund). Additionally, if Endo files for bankruptcy or a global settlement is reached between the company and a larger group of plaintiffs, neither the State nor Nassau or Suffolk Counties will be precluded from receiving any appropriate share they would be entitled to under such a bankruptcy or global settlement.
•	Allergan Finance, LLC and its affiliates will pay the State and its subdivisions up to $200 million. This payment is expected by mid-2022 if certain conditions are met, and over $150 million of these funds will be dedicated to opioid abatement. The settlement between the State and Allergan Finance, LLC and its affiliates also prevents them from participating in the opioid business.
The Updated Executive Budget Financial Plan will be updated pending confirmation on the timing and value of the settlements the State will receive. At this time, DOB expects that the State’s share of the resources will be deposited into the Opioid Settlement Fund. Pursuant to Chapter 190 of the Laws of 2021, the Opioid Settlement Fund will consist of funds received by the State as the result of a settlement or judgment against opioid manufacturers, distributors, dispensers, consultants or resellers. Money within the Opioid Settlement Fund will be used to supplement funding for substance use disorder prevention, treatment, recovery, and harm reduction services or programs. Money in the Opioid Settlement Fund must be kept separate and not commingled with any other funds and may only be expended following an appropriation by the legislature and consistent with Chapter 190 and the terms of any applicable statewide opioid settlement agreement.
Current Labor Negotiations and Agreements (Current Contract Period)
The State recently reached agreements with the Police Benevolent Association of New York State (PBANYS) and the District Council 37 (Local 1359 Rent Regulation Service Employees) which have been ratified by the respective memberships.

The four-year agreement with PBANYS provides a retroactive 2 percent annual base salary increase in Fiscal Years 2020, 2021 and 2022, respectively, and a 2 percent base salary increase for FY 2023.
The two-year agreement with District Council 37 (Local 1359 Rent Regulation Service Employees) provides a retroactive 2 percent base salary increase for Fiscal Year 2022 and a 2 percent base salary increase for FY 2023.
The State continues to negotiate with the unions whose contracts have expired, including the Civil Service Employees Association (CSEA) and the Council-82 Security Supervisors Unit. Once agreements are finalized, any additional spending will be reflected in future Financial Plan updates. There can be no assurance that amounts informally reserved in the Financial Plan for labor settlements and agency operations will be sufficient to fund the cost of future labor contracts.
The Judiciary’s contracts with all 12 unions represented within its workforce have expired. This includes contracts with the CSEA, the New York State Supreme Court Officers Association, the New York State Court Officers Association, and the Court Clerks Association, and eight other unions.
State Government Employment.
As of March 31, 2021, the State had approximately 175,600 FTE annual salaried employees funded from all funds including some part-time and temporary employees, independently-elected agencies and university systems, but excluding seasonal, legislative and judicial employees. The workforce is now substantially smaller than it was in 1990, when it peaked at approximately 230,000 positions. The State workforce is projected to total 177,585 positions at the end of FY 2022. The State workforce subject to direct Executive control is expected to total 112,740 full time equivalent positions at the end of FY 2022.
State Retirement System.
The State Retirement System (System) provides pension benefits to public employees of the State and its localities (except employees of New York City, and public school teachers and administrators, who are covered by separate public retirement systems). State employees made up about 32 percent of the System’s membership as of March 31, 2021. There were 2,966 public employers participating in the System, including the State, all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees), and many public authorities.
As of March 31, 2021, 675,519 persons were members of the System and 496,628 pensioners or beneficiaries were receiving pension benefits. Article 5, section 7 of the State Constitution considers membership in any State pension or retirement system to be “a contractual relationship, the benefits of which shall not be diminished or impaired.”
The State Comptroller is the administrative head of New York State and Local Retirement System (NYSLRS) and the trustee and custodian of the Common Retirement Fund , a trust created pursuant to the Retirement and Social Security Law (RSSL) to hold the System’s assets and, as such, is responsible for investing the assets of the System.
 Pension Contributions
The State makes annual contributions to the NYSLRS for employees in the New York State and Local Employees' Retirement System (ERS) and the New York State and Local Police and Fire Retirement System (PFRS). This section discusses contributions from the State, including the Judiciary, to the NYSLRS, which account for the majority of the State’s pension costs.6 All projections are based on estimated market returns and numerous actuarial assumptions which, if unrealized, could adversely and materially affect these projections.

[6]	The State’s aggregate pension costs also include State employees in the Teachers’ Retirement System (TRS) for both the SUNY and the State Education Department (SED), the Optional Retirement Program (ORP) for both SUNY and SED, and the New York State Voluntary Defined Contribution Plan (VDC).
Section 11 of the New York State Retirement and Social Security Law (RSSL) directs the actuary for NYSLRS to provide a report on the Systems’ experience and to propose assumptions and methods for the actuarial valuations every five years. Pension estimates are based on the report issued in August 2021.
On August 25, 2021, the Comptroller announced reductions in employer contribution rates for both ERS and PFRS which will impact payments in FY 2023. This reduction was primarily accomplished by realizing the entire benefit of the FY 2021 investment return of 33.55 percent in the valuation of assets available to pay retirement benefits, rather than the perennial approach of “asset smoothing” the return over a five year period to guard against volatility in investment returns. This action

—	termed “the market-restart” — offset the Comptroller's simultaneous action of lowering the long-term assumed rate of return on investments from 6.8 percent to 5.9 percent, which, in and of itself, would have resulted in a substantive increase in the FY 2023 employer contribution rates.
As a result of the Comptroller's actions, the estimated average employer contribution rate for ERS will be lowered from 16.2 percent to 11.6 percent of payroll, and the estimated average employer contribution rate for PFRS will be reduced from 28.3 percent to 27 percent of payroll. Employers who have previously participated in the Contribution Stabilization Program, including the State, are required to contribute at the higher graded (amortization) rate of 14.1 percent for ERS (see “Contribution Stabilization Program” below).
The Updated Executive Budget Financial Plan reflects the actuarial changes approved by the Comptroller, including a revised ERS/PFRS pension estimate of $2.1 billion for FY 2023 based on the December 2021 estimate provided by the Actuary. Approximately $67 million in pension interest savings is expected to be achieved by paying the entirety of the State’s FY 2023 ERS/PFRS bill in May 2022.
This estimate also reflects the payoff of all prior year amortization balances. The ERS (non-Judiciary) and PFRS portion was fully repaid in March 2021, and the Judiciary portion was fully repaid in October 2021. Collectively, this reduced the FY 2023 cost by $331 million from prior estimates. The total payoff of outstanding prior-year amortization balances was $1 billion, resulting in interest savings of roughly $76 million over the Financial Plan period.
The Comptroller does not forecast pension liability estimates for the later years of the Financial Plan. Thus, estimates for FY 2024 and beyond are developed by DOB. DOB’s forecast assumes growth in the salary base consistent with collective bargaining agreements and a lower rate of return compared to the current assumed rate of return by NYSLRS.
The pension liability also reflects changes to military service credit provisions found in Section 1000 of the RSSL enacted during the 2016 legislative session (Chapter 41 of the Laws of 2016). All veterans who are members of NYSLRS may, upon application, receive extra service credit for up to three years of military duty if such veterans (a) were honorably discharged, (b) have achieved five years of credited service in a public retirement system, and (c) have agreed to pay the employee share of such additional pension credit. Costs to the State for employees in the ERS are incurred at the time each member purchases credit, as documented by OSC at the end of each calendar year. Additionally, Section 25 of the RSSL requires the State to pay the ERS employer contributions associated with this credit on behalf of local governments, with the option to amortize these costs. ERS costs were $19 million in FY 2022 and are estimated to be $15 million annually over the Financial Plan period. Costs for employees in PFRS are distributed across PFRS employers and billed on a two-year lag (e.g., FY 2017 costs were first billed in FY 2019).
 Contribution Stabilization Program
Under legislation enacted in August 2010, the State and local governments may amortize (defer paying) a portion of their annual pension costs. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year but results in higher costs overall when repaid with interest.
The full amount of each amortization must be repaid within ten years at a fixed interest rate determined by OSC. The State and local governments are required to begin repayment on new amortizations in the fiscal year immediately following the year in which the amortization was initiated.
The portion of an employer’s annual pension costs that may be amortized is determined by comparing the employer’s amortization-eligible contributions as a percentage of employee salaries (i.e., the normal rate) to a system-wide amortization threshold (i.e., the graded rate). Graded rates are determined for ERS and PFRS according to a statutory formula, and generally move toward their system’s average normal rate by up to one percentage point per year. When an employer’s normal rate is greater than the system-wide graded rate, the employer can elect to amortize the difference. However, when the normal rate of an employer that previously amortized is less than the system-wide graded rate, the employer is required to pay the graded rate. Additional contributions are first used to pay off existing amortizations and are then deposited into a reserve account to offset future increases in contribution rates. Chapter 48 of the Laws of 2017 changed the graded rate computation to provide an employer-specific graded rate based on the employer’s own tier and plan demographics.
Neither the State nor the Judiciary have amortized pension costs since FY 2016. As of year-end

FY 2021, the State paid the pension amortization liability in full. The Judiciary paid its pension amortization liability in full in October 2021. The excess contribution amounts in FY 2023 of $281.9 million ($242 million State / $39.9 million Judiciary) and FY 2024 of $145.5 million ($123.8 million State / $21.7 million Judiciary) will be placed in the ERS pension reserve fund to offset any future increases in contribution rates.
 Social Security
The CARES Act allowed employers, including the State, to defer the deposit and payment of the employer’s share of Social Security taxes through December 2020, and for the deferral to be repaid, interest free, in two equal installments in December 2021 and December 2022. The Executive and the Judiciary deferred $556 million and $69 million, respectively, in 2020. The first installment of the Executive's deferment was paid in November 2021, with the second repayment scheduled in December 2022. The Judiciary's deferment was repaid in full in June 2021. The Updated Executive Budget Financial Plan includes the repayments of these deferred social security taxes.
 Other Post-Employment Benefits (OPEB)
State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State; are enrolled in either the New York State Health Insurance Program (NYSHIP) or the NYSHIP opt-out program at the time they reach retirement; and have the required years of eligible service. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a PAYGO basis as required by law.
The State Comptroller adopted Governmental Accounting Standards Board (GASB) Statement (GASBS) 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions, for the State’s Basic Financial Statements for FY 2019. GASBS 75, which replaces GASBS 45 and GASBS 57, addresses accounting and financial reporting for OPEB that is provided to the employees of state and local governmental employers. GASBS 75 establishes standards for recognizing and measuring liabilities and expenses/expenditures, as well as identifying the methods and assumptions required to be used to project benefit payments, discount projected benefit payments to their actuarial determined present value, and attribute that present value to periods of employee service. Specifically, GASBS 75 now requires that the full liability be recognized.
The State’s total OPEB liability equals the employer's share of the actuarial determined present value of projected benefit payments attributed to past periods of employee service. The total OPEB obligation less any OPEB assets set aside in an OPEB trust or similar arrangement represents the net OPEB obligation.
As reported in the State’s Basic Financial Statements for FY 2021, the total ending OPEB liability for FY 2021 was $75.8 billion ($60.3 billion for the State and $15.5 billion for SUNY). The total OPEB liability as of March 31, 2021 was measured as of March 31, 2020 and was determined using an actuarial valuation as of April 1, 2019, with update procedures used to roll forward the total OPEB liability to March 2020. The total beginning OPEB liability for FY 2021 was $63.9 billion ($51.1 billion for the State and $12.8 billion for SUNY). The total OPEB liability was calculated using the Entry Age Normal cost method. The discount rate is based on the Bond Buyer 20-year general obligation municipal bond index rate on March 31 (3.79 percent in FY 2020 and 2.84 percent in FY 2021). The total OPEB liability increased by $11.9 billion (18.6 percent) during FY 2021 primarily due to the reduction in the discount rate and updated medical trend assumptions based on current anticipation of future costs, and projected claim costs were updated based on the recent claims experience for the Preferred Provider Organization (PPO) plan and premium rates for the Health Maintenance Organization (HMO) plan.
The contribution requirements of NYSHIP members and the State are established by, and may be amended by, the Legislature. The State is not required to provide funding above the PAYGO amount necessary to provide current benefits to retirees. The State continues to fund these costs, along with all other employee health care expenses, on a PAYGO basis, meaning the State pays these costs as they become due.
The Retiree Health Benefit Trust Fund (RHBTF) was created in FY 2018 as a qualified trust under GASBS 75 and is authorized to reserve money for the payment of health benefits of retired employees and their dependents. Unlike State pensions, which are pre-funded, future retiree health care cost is unfunded, meaning no money is set aside to pay these future expenses. The State pays these expenses each year as they come due. Under current law, the State may deposit into the RHBTF, in any given fiscal year, up to 0.5 percent of total then-current unfunded actuarial accrued OPEB liability ($75.8 billion on March 31, 2021). The Executive Budget recommends increasing the maximum allowable deposit from 0.5 percent of the OPEB liability to 1.5 percent of the outstanding OPEB liability. The Updated Executive Budget Financial Plan includes deposits of $320 million in each of FY 2022 and FY 2023 and $375 million annually thereafter, fiscal conditions permitting. These deposits, which were allocated in prior Financial Plan updates, would be the first deposits to the RHBTF.
GASBS 75 is not expected to alter the Updated Executive Budget Financial Plan cash PAYGO projections for health insurance costs. DOB’s methodology for forecasting these costs over a multi-year period already incorporates factors and considerations consistent with the new actuarial methods and calculations required by the GASB Statement.
Litigation
Litigation against the State may include, among other things, potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant a description herein but, in the aggregate, could still adversely affect the Updated Executive Budget Financial Plan.
Cybersecurity
New York State government, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private, or sensitive information, the State and its authorities, agencies and public benefit corporations, as well as its political subdivisions (including counties, cities, towns, villages and school districts) face multiple cyber threats involving, among others, hacking, viruses, malware and other electronic attacks on computer and other sensitive digital networks and systems. Entities or individuals may attempt to gain unauthorized access to the State’s digital systems for the purposes of misappropriating assets or information or causing operational disruption and damage. In addition, the tactics used in malicious attacks to obtain unauthorized access to digital networks and systems change frequently and are often not recognized until launched against a target. Accordingly, the State may be unable to fully anticipate these techniques or implement adequate preventative measures.
To mitigate the risk of business operations impact and/or damage from cyber incidents or cyber- attacks, the State invests in multiple forms of cybersecurity and operational controls. The State’s Chief Information Security Office (CISO) within the State’s Office of Information Technology Services (ITS) maintains comprehensive policies and standards, programs, and services relating to the security of State government networks, and annually assesses the maturity of State agencies' cyber posture through the Nationwide Cyber Security Review. In addition, the CISO maintains the New York State Cyber Command Center team, which provides a security operations center, digital forensics capabilities, and cyber incident reporting and response. CISO distributes real-time advisories and alerts, provides managed security services, and implements statewide information, security awareness and training.
Occasionally, intrusions into State digital systems have been detected but they have generally been contained. While cybersecurity procedures and controls are routinely reviewed and tested, there can be no assurance that such security and operational control measures will be completely successful at guarding against future cyber threats and attacks. The results of any successful attacks could adversely impact business operations and/or damage State digital networks and systems, or State and local infrastructure, and the costs of remediation could be substantial.
The State has also adopted regulations designed to protect the financial services industry from cyberattacks. Banks, insurance companies and other covered entities regulated by DFS are, unless eligible for limited exemptions, required to: (a) maintain a cybersecurity program, (b) create written cybersecurity policies and perform risk assessments, (c) designate a CISO with responsibility to oversee the cybersecurity program, (d) annually certify compliance with the cybersecurity regulations, and (e) report to DFS cybersecurity events that have a reasonable likelihood of materially harming any substantial part of the entity’s normal operation(s) or for which notice is required to any government body, self-regulatory agency, or supervisory body.
Financial Condition of New York State Localities
The State’s localities rely in part on State aid to balance their budgets and meet their cash requirements. As such, unanticipated financial need among localities can adversely affect the State’s Updated Executive Budget Financial Plan projections. The wide-ranging economic, health, and social disruptions caused by COVID-19 have adversely affected the City of New York and surrounding localities. Localities outside New York City, including cities and counties, have also experienced financial problems, and have been allocated additional State assistance during the last several State fiscal years. In 2013, the

Financial Restructuring Board for Local Governments was created to aid distressed local governments. The Restructuring Board performs comprehensive reviews and provides grants and loans on the condition of implementing recommended efficiency initiatives.
Metropolitan Transportation Authority
The MTA operates public transportation in the New York City metropolitan area, including subways, buses, commuter rail, and tolled vehicle crossings. The services provided by MTA and its operating agencies are integral to the economy of New York City and the surrounding metropolitan region, as well as to the economy of the State. MTA operations are funded mainly from fare and toll revenue, dedicated taxes, and subsidies from the State and New York City.
MTA Capital Plans also rely on significant direct contributions from the State and New York City. The State is directly contributing $9.1 billion to the MTA’s 2015-19 Capital Plan and $3 billion to the MTA’s 2020-24 Capital Plan. These State commitment levels represent substantial increases from the funding levels for prior MTA Capital Plans (2010-2014: $770 million; 2005-2009: $1.45 billion). In addition, a substantial amount of new funding to the MTA was authorized in the FY 2020 Enacted Budget as part of a comprehensive reform plan expected to generate an estimated $25 billion in financing for the MTA’s 2020-2024 Capital Plan.
The pandemic caused severe declines in MTA ridership and traffic in 2020, and ridership remains significantly below pre-pandemic levels. To offset operating losses to MTA’s Financial Plan from the estimated fare, toll, and dedicated revenue loss attributable to COVID-19, the MTA received significant Federal operating aid from the CARES Act ($4 billion), and expects to receive significant Federal operating aid from the CRRSA Act ($4.1 billion), and expects to receive significant Federal operating aid from the ARP (estimated $6.4 billion). The MTA also borrowed $2.9 billion through the Federal Reserve’s Municipal Liquidity Facility (MLF).
If financial impacts of the COVID-19 pandemic on the MTA’s operating budget extend after the Federal funds are fully spent, and without additional Federal aid, the MTA may need to consider additional actions to balance its future budgets. If additional resources are provided by the State, either through additional subsidies or new revenues, it could have a material and adverse impact on the State's Updated Executive Budget Financial Plan.
The State has taken action to address MTA financing issues that arose during the pandemic. Specifically, the pandemic adversely affected credit ratings on MTA Transportation Revenue Bonds, MTA's primary credit program, which increased the cost of borrowing for the MTA. As a result, the State has issued PIT revenue bonds since the start of FY 2021 to fund $4.3 billion of the State’s portion of the MTA’s 2015-19 Capital Plan. Previously, the Updated Executive Budget Financial Plan assumed that the projects would be bonded by the MTA but funded by the State through additional operating aid to the MTA. The Updated Executive Budget Financial Plan now assumes the State will fund its direct contributions to the MTA 2015-19 and 2020-24 Capital Plans through PIT and Sales Tax revenue bonds.
Bond Market and Credit Ratings
Successful implementation of the Updated Executive Budget Financial Plan is dependent on the State's ability to market bonds. The State finances much of its capital spending, in the first instance, from the General Fund or STIP, which it then reimburses with proceeds from the sale of bonds. An inability of the State to sell bonds or notes at the level or on the timetable it expects could have a material and adverse impact on the State’s financial position and the implementation of its Capital Plan. The success of projected public sales of municipal bonds is subject to prevailing market conditions and related ratings issued by national credit rating agencies, among other factors. The outbreak of COVID-19 in the United States temporarily disrupted the municipal bond market in 2020. In addition, future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds, may affect the market for outstanding State-supported and State-related debt.
The major rating agencies — Fitch, Kroll, Moody’s, and S&P Global Ratings — have assigned the State general credit ratings of AA+, AA+, Aa2, and AA+, respectively. The rating agencies have started to recognize the State's economic recovery from the COVID-19 pandemic, which affected the State's credit outlook. On June 11, 2021, both Fitch and S&P changed the State’s credit outlook from “negative” to “stable”, based on the State's fiscal and economic progress and receipt of substantial ARP Federal aid. On December 21, 2021, Kroll reaffirmed the State's AA+ rating with a stable outlook, stating that “the breadth of New York's economic resource base is expected to contribute to continued revenue recovery in the post-pandemic environment.” On October 1, 2020, Moody’s downgraded the State’s credit rating from Aa1 to Aa2, citing the lasting economic consequences of the pandemic on the State, New York City, and the MTA. On June 24, 2021, Moody's changed the State's credit outlook from “stable” to “positive” due to the improvement of State resources, which includes Federal aid.
Debt Reform Act Limit
The Debt Reform Act of 2000 (Debt Reform Act) restricts the issuance of State-supported debt funding to capital purposes only and limits the maximum term of bonds to 30 years. The Act limits the amount of new State-supported debt to 4 percent of State personal income, and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to State- supported debt issued after April 1, 2000. DOB, as administrator of the Debt Reform Act, determined that the State complied with the statutory caps in the most recent calculation period (FY 2021).
The FY 2023 Executive Budget reinstates the provisions of the Debt Reform Act for State-supported debt issued in FY 2023 and beyond. One limited exception to the Debt Reform Act remains for issuances undertaken by the State for MTA capital projects which may be issued with maximum maturities longer than 30 years. This change allows bonds to be issued over the full useful life of the assets being financed, subject to Federal tax law limitations, and it is consistent with the rules that would have been in effect if the projects had been directly financed by the MTA.
Previously, the State had enacted legislation that suspended certain provisions of the Debt Reform Act for FY 2021 and FY 2022 bond issuances as part of the State response to the COVID-19 pandemic. Accordingly, any State-supported debt issued in FY 2021 and FY 2022 is not limited to capital purposes and is not counted towards the statutory caps on debt outstanding and debt service. Current projections anticipate that State-supported debt outstanding and State-supported debt service will continue to remain below the limits imposed by the Debt Reform Act, in part reflecting the statutory suspension of the debt caps during FY 2021 and FY 2022.
Based on the most recent personal income and debt outstanding forecasts, the available debt capacity under the debt outstanding cap is expected to fluctuate from $19.2 billion in FY 2022 to a low point of $673 million in FY 2027. This calculation excludes all State-supported debt issuances in FY 2021 and FY 2022 but includes the estimated impact of the COVID-19 pandemic on personal income calculations and of funding increased capital commitment levels with State bonds after FY 2022. The debt service on State-supported debt issued after April 1, 2000 and subject to the statutory cap is projected at $4.8 billion in FY 2022, or roughly $7.3 billion below the statutory debt service limit.
The State uses personal income estimates published by the Federal government, specifically the Bureau of Economic Analysis (BEA), to calculate the cap on debt outstanding, as required by statute. The BEA revises these estimates on a quarterly basis and such revisions can be significant. For Federal reporting purposes, BEA reassigns income from the state where it was earned to the state in which a person resides, for situations where a person lives and earns income in different states (the “residency adjustment”). The BEA residency adjustment has the effect of reducing reported New York State personal income because income earned in New York by non-residents regularly exceeds income earned in other states by New York residents. The State taxes all personal income earned in New York, regardless of place of residency.
Executive Budget – Debt Cap Changes
In the FY 2023 Executive Budget, the State proposed new bond-financed capital commitments that would add $10 billion in new debt over the five-year Capital Plan period. The capital spending increases are partially offset by a proposed $6 billion of new capital PAYGO and adjustments to bond sale assumptions, which reduce projected debt issuances. The cash PAYGO will be used to fund capital projects in lieu of issuing debt, primarily higher cost taxable debt.
Changes in the State's available debt capacity reflect personal income forecast adjustments, debt amortizations, and bond sale results. The debt capacity reflects the suspension of the Debt Reform Act for FY 2021 and FY 2022 issuances in response to the COVID-19 pandemic, as discussed previously. The State may adjust capital spending priorities and debt financing practices from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.
Tax Risks Associated with Municipal Securities.  As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account (“IRA”), you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares. In general, the Fund seeks to produce income that is generally exempt from federal income tax and will not benefit investors in tax deferred retirement accounts such as IRAs or investors not subject to federal income tax.
In response to the national economic downturn in recent years, governmental cost burdens may be reallocated among federal, state and local governments. Also, as a result of the downturn, many state and local governments are experiencing significant reductions in revenues and are consequently experiencing difficulties meeting ongoing expenses. Certain of these state or local governments may have difficulty paying principal or interest on their outstanding debt and may experience ratings downgrades of their debt.
Valuation Risk.  In certain circumstances, the Fund’s securities may be valued using techniques other than market quotations. The value established for a security may be different from what would be produced through the use of another methodology or if the value had been priced using market quotations. Securities that are valued using methods other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a security for the value established for it at any time, and it is possible that the Fund could incur a loss if a security is sold for less than its established value.
Proxy Voting Policy
For the Fund, the Board has delegated the voting of proxies for the Fund’s securities to BFA pursuant to the Fund's Proxy Voting Policy (the “iShares ETFs Proxy Voting Policy”), and BFA has adopted policies and procedures (the “BlackRock Proxy Voting Policies”) governing proxy voting by accounts managed by BFA, including the Fund.
Under the BlackRock Proxy Voting Policies, BFA will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. From time to time, a vote may present a conflict between the interests of the Fund’s shareholders, on the one hand, and those of BFA, or any affiliated person of the Fund or BFA, on the other. BFA maintains policies and procedures that are designed to prevent undue influence on BFA’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BFA, BFA’s affiliates, the Fund or the Fund’s affiliates. Most conflicts are managed through a structural separation of BFA’s Corporate Governance Group from BFA’s employees with sales and client responsibilities. In addition, BFA maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BFA’s relationship with the issuer of the proxy or the dissident shareholder. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.
Copies of the iShares ETFs Proxy Voting Policy, the BlackRock Global Proxy Voting Policies and the BlackRock U.S. Proxy Voting Policies are attached as Appendices A1, A2 and A3, respectively.
Information with respect to how proxies relating to the Fund's portfolio securities were voted during the 12-month period ended June 30 will be available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
On each Business Day (as defined in the Creation and Redemption of Creation Units section of this SAI), prior to the opening of regular trading on the Fund’s primary listing exchange, the Fund discloses on its website (www.iShares.com) certain information relating to the portfolio holdings that will form the basis of the Fund’s next net asset value per share calculation.
In addition, certain information may also be made available to certain parties:
•	Communications of Data Files: The Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on the www.iShares.com, prior to the opening of trading on each business day, a list of the Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to the Fund to settle purchases of the Fund (i.e. Deposit Securities) or that Authorized Participants would receive from the Fund to settle redemptions of the Fund (i.e. Fund Securities). These files are known as the Portfolio Composition File and the Fund

Data File (collectively, “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on www.iShares.com after the close of markets in the U.S.
•	Communications with Authorized Participants and Liquidity Providers: Certain employees of BFA are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities the Fund is willing to accept for a creation, and securities that the Fund will provide on a redemption.
BFA employees may also discuss portfolio holdings-related information with broker/dealers, in connection with settling the Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund's current registration statements.
•	Communications with Listing Exchanges: From time to time, employees of BFA may discuss portfolio holdings information with the applicable primary listing exchange for the Fund as needed to meet the exchange listing standards.
•	Communications with Other Portfolio Managers: Certain information may be provided to employees of BFA who manage funds that invest a significant percentage of their assets in shares of an underlying fund as necessary to manage the fund’s investment objective and strategy.
•	Communication of Other Information: Certain explanatory information regarding the Files is released to Authorized Participants and liquidity providers on a daily basis, but is only done so after the Files are posted to www.iShares.com.
•	Third-Party Service Providers: Certain portfolio holdings information may be disclosed to Fund Trustees and their counsel, outside counsel for the Fund, auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service) for which a non-disclosure, confidentiality agreement or other obligation is in place with such service providers, as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Fund, the terms of the current registration statements and federal securities laws and regulations thereunder.
•	Liquidity Metrics: “Liquidity Metrics,” which seek to ascertain the Fund’s liquidity profile under BlackRock’s global liquidity risk methodology, include but are not limited to: (a) disclosure regarding the number of days needed to liquidate a portfolio or the portfolio’s underlying investments; and (b) the percentage of the Fund’s NAV invested in a particular liquidity tier under BlackRock’s global liquidity risk methodology. The dissemination of position-level liquidity metrics data and any non-public regulatory data pursuant to the Liquidity Rule (including SEC liquidity tiering) is not permitted unless pre-approved. Disclosure of portfolio-level liquidity metrics prior to 60 calendar days after calendar quarter-end requires a non-disclosure or confidentiality agreement and approval of the Trust’s Chief Compliance Officer. Portfolio-level liquidity metrics disclosure subsequent to 60 calendar days after calendar quarter-end requires the approval of portfolio management and must be disclosed to all parties requesting the information if disclosed to any party.
The Trust’s Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Construction and Maintenance of the Underlying Index
A description of the Fund's Underlying Index is provided below.
With respect to certain underlying indexes of the iShares funds, BFA or its affiliates have held discussions with the applicable index provider regarding their business interest in licensing an index to track a particular market segment and conveyed investment concepts and strategies that could be considered for the index. ICE Data Indices, LLC ("ICE Data") designed and constituted such indices using concepts conveyed by BFA or its affiliates. For certain of these indices, the relevant fund may be the first or sole user of the underlying index. In its sole discretion, ICE Data determines the composition of the securities and other instruments in such underlying index, the rebalance protocols of the underlying index, the weightings of the securities and other instruments in the underlying index, and any updates to the methodology. From time to time, BFA or its affiliates may also provide input relating to possible methodology changes of such underlying index pursuant to ICE Data's consultation process or pursuant to other communications with ICE Data.
ICE HIP ESG US National Municipal Index
Number of Components: approximately 27,569
Index Description. The ICE HIP ESG US National Municipal Index is designed to reflect the performance of U.S. dollar denominated, investment grade tax exempt debt publicly issued in the U.S. domestic market by U.S. states and their political subdivisions with a higher allocation to the securities of municipal issuers with higher HIP ESG Ratings relative to the ICE National Municipal Excluding Tobacco & Private Entity Index (the “Parent Index”).
Index Methodology.
ICE Data begins with the Parent Index. Qualifying securities must be exempt from Federal taxes, (i) have at least $15 million currently outstanding face value; (ii) be part of a deal with an original offering size of at least $100 million; and (iii) have at least one month remaining term to final maturity. Unrated pre-refunded and escrowed-to-maturity securities qualify for inclusion into the Parent Index provided they or their original security met the rating criterion at the point of pre-refunding or escrow. Remarketed mandatory put/tender securities are also included in the Parent Index. The Parent Index excludes the following:
•	tobacco sector bonds;
•	cash flow financing notes (BANs), other than grant anticipation notes;
•	securities issued by U.S. territories (but debt issued by the District of Columbia is included);
•	taxable municipal securities;
•	secondary insured securities;
•	custodial receipts;
•	municipal commercial paper and auction-rate notes or bonds;
•	private placements, 144a securities and securities issued under the Municipal Liquidity Facility;
•	securities in legal default; and
•	with the exception of securities designated as green, social or sustainable bonds: (1) securities backed by prepaid gas or electric contracts; and (2) securities where the conduit obligor is associated with a private company and the use of proceeds is designated for industrial/economic development and other private uses, such as housing and utilities.
ICE Data considers ESG factors based on HIP Investor Inc.'s (“HIP”) ESG metrics that measure ESG performance for an issuer and/or the entities receiving funds, and related securities (“HIP ESG Rating”), and makes adjustments to security weightings to reduce the overall ESG-related risk of the Underlying Index. HIP evaluates issuers and securities using a quantitative, fundamentals-based approach to rating and ranking investments based on their benefit to society. HIP evaluation criteria are sector-specific and based on relevant data inputs evaluated on materiality for the sector.
The HIP ESG Rating framework is designed to be a “scorecard” around five pillars associated with core human needs: Health, Wealth, Earth, Equality and Trust. According to HIP the five HIP Pillars map to the environmental, social, and governance “ESG” framework. “Earth” maps to “environment,” “Health,” “Wealth” and “Equality” map to “social” and “Trust” maps to “governance.” HIP Investor descriptions are as follows: Earth - derive benefit from our ecosystems in the future means to treat them properly today, managing natural resources to be clean, renewable, and available for future use; Health - physical health, mental agility, and overall satisfaction of customers, employees, citizens, and other stakeholders; Wealth - Income generation, accumulating assets, and achievement of financial stability for customers, employees, citizens, and other stakeholders; Equality - proportion and balance in society across gender, ethnicity, and class; and Trust - transparency of information, ethical actions, and credible decision processes. HIP calculates the overall HIP ESG Ratings for the issuers based on a weighted average of an entity's score for each pillar.
HIP determines grades for each sector across a 0-to-100 percentile spectrum using HIP ESG Ratings and applies the standard deviation by sector to produce a “normalized” rating for each security relative to its sector (“HIP Sector Rating”) based on all entities with bonds rated by HIP (currently over 200,000 bonds, equating to about 5,000 muni entities). HIP

Sector Ratings above 50 indicate above-average performance versus peers in that sector. The minimum ESG metric enhancement target for the Underlying Index is equal to a 12.5% minimum weighted average increase of the HIP Sector Rating of the Underlying Index versus the Parent Index (“HIP Target”). To meet the HIP Target, ICE Data calculates and applies weighted adjustment factors (“Tilt Factors”). Securities without a HIP ESG Rating do not receive a HIP Sector Rating.
ICE Data separates the Parent Index constituents into two groups - securities with a HIP Sector Rating and securities without a HIP Sector Rating. Securities without a HIP Sector Rating are assigned a Tilt Factor of 1. ICE Data normalizes securities with a HIP Sector Rating such that the weighting for these securities sum to 100%. ICE Data sorts the securities in descending order based on their HIP Sector Rating and segments the securities into quartiles, each with minimum and maximum Tilt Factors based on cumulative percentage market value weights (“Segments”). ICE Data calculates the Tilt Factor for all securities within each Segment and calculates adjusted constituent weights based on the market value of qualifying constituents in the Parent Index multiplied by their respective Tilt Factors. To reach the HIP Target, ICE Data normalizes the adjusted bond weights to 100 and aligns the weight with the ICE Fixed Income Sector Level 3 weight between the Parent and Underlying Indices. ICE Data calculates the final HIP Sector Rating of the Underlying Index and compares it to the HIP Target. If the HIP Sector Rating is below the HIP Target, ICE Data will adjust Segment Tilt Factors to increase exposure to issuers in Segments with a higher HIP Sector Rating and decrease in Segments with lower HIP Sector Ratings, subject to minimum and maximum Tilt Factor constraints per Segment, as defined by ICE Data. ICE Data repeats this process until the HIP Sector Rating of the Underlying Index reaches the HIP Target. The final adjusted constituent weights of the Underlying Index are based on the last iteration.
Additionally, ICE Data subjects the issuers to the following additional diversification constraints:
1. Individual issuers are capped at 10% of the Underlying Index, with any excess redistributed across the uncapped issuers of the index on a pro rata basis.
2. After applying the caps in step 1, the Underlying Index is segmented into a “large-cap” group, consisting of issuers with index weights greater than or equal to 5%, and a “small-cap” group consisting of issuers with less than 5% weight.
3. Issuer weights in the small-cap group are capped at 4.85%, with any excess redistributed across the remaining uncapped issuers in the small-cap group.
4. If the combined weight of the large-cap group is greater than 25% of the Underlying Index, the weight of the group is reduced to 25%, with the weights of all issuers in the group reduced on a pro rata basis, provided no issuer is reduced below 5%.
5. Any excess weight resulting from the reduction of the large-cap group weight in step 4 redistributed across all issuers in the small-cap group on a pro-rata basis, provided no issuer exceeds 4.85%.
6. If all small-cap issuers reach the 4.85% cap, any remaining excess weight is redistributed across all issuers on a pro rata basis.
For purposes of applying the above caps, issuers are defined as issuing entities except for conduit debt, where the underlying issuer is used, as defined by ICE Data. In addition, ICE Data considers an issuing entity's general obligation debt a distinct issuer from any revenue debt. Pre-refunded securities are not included in issuer weights and are not subject to any issuer caps, nor do they receive redistributions of any excess weights.
Rebalancing and general calculation assumptions
The Underlying Index is rebalanced on the last calendar day of each month (the “Rebalancing Date”) based on information available up to and including the third business day before the last business day of the month, where business day is defined as a weekday on which WM/Refinitiv publishes closing FX rates (“Business Day”). New issues must settle on or before the following month’s Rebalancing Date in order to qualify for the coming month. No changes are made to constituent holdings other than on the Rebalancing Date. The Underlying Index composition is rebalanced on the Rebalancing Date. Face values of Underlying Index constituents are determined on the third Business Day before the last Business Day (“Estimation Date”) of the month based on the upcoming month preview constituent file of the Parent Index on that date. In the event a security is subsequently removed from the Parent Index preview file for the upcoming month between the Estimation Date and Rebalancing Date, it is also removed from the Underlying Index preview file for the upcoming month, with the weights of remaining securities scaled up on a pro rata basis. The HIP Sector Rating data is updated monthly, based on information received the prior month end. For example, data used for the September rebalancing is based on HIP Rating data as of the end of August. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the Underlying Index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Underlying Index. The Underlying Index is rebalanced based on information available up to and including the third Business Day before the last Business Day of the month. New issues must settle on or before the following calendar month end rebalancing date in order to qualify for the coming month. No changes are made to constituent holdings other than on month end rebalancing dates. Once a security is removed from the Parent Index due to a downgrade it is not eligible for re-inclusion into the Parent Index for six months from the date of the downgrade.
Investment Policies
The Board has adopted as fundamental policies the following numbered investment policies, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities of the Fund is defined in the Investment Company Act as the lesser of (i) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund has also adopted certain non-fundamental investment policies, including its investment objective. Non-fundamental investment policies may be changed by the Board without shareholder approval. Therefore, the Fund may change its investment objective and its Underlying Index without shareholder approval.
Fundamental Investment Policies
The Fund may not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act, except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of a particular industry or group of industries.
2.	Borrow money, except as permitted under the Investment Company Act.
3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
The Fund has adopted a fundamental investment policy in accordance with Rule 35d-1 under the Investment Company Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments the income of which is free from federal income tax.
Notations Regarding the Fund's Fundamental Investment Policies
The following notations are not considered to be part of the Fund’s fundamental investment policies and are subject to change without shareholder approval.
With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund's industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the Fund to borrow money in amounts of up to one-third of the Fund's total assets from banks for any purpose, and to borrow up to 5% of the Fund's total assets from banks or other lenders for temporary purposes. (The Fund's total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Rule 18f-4 under the Investment Company Act, when the Fund engages in reverse repurchase agreements and similar financing transactions, the Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a fund’s underwriting commitments, when added to the value of a fund’s investments in issuers where a fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.
Non-Fundamental Investment Policies
The Fund has adopted a non-fundamental policy not to make short sales of securities or maintain a short position, except to the extent permitted by the Fund's Prospectus and SAI, as amended from time to time, and applicable law.
The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the Investment Company Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in component securities in the Fund's Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.
The Fund has adopted a non-fundamental policy not to purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
Unless otherwise indicated, all limitations under the Fund's fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until BFA determines that it is practicable to sell or close out the investment without undue market or tax consequences.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of [__] funds as of _____, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Fund's Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji[2] (52)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[2]	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
Independent Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (67)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).
Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
Cecilia H. Herbert (73)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York's public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (61)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Madhav V. Rajan (58)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).
Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latin America iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director of BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Charles Park (55)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).
Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).
Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).
James Mauro (52)	Executive Vice President (since 2021).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund's investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Fund and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve (or continue to serve) as a Trustee.
Robert S. Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has also served as a Director of iShares, Inc. since 2009, a Trustee of iShares U.S. ETF Trust since 2011 and a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President of BlackRock, Inc., and is a member of the Global Executive Committee and Chairman of the Global Operating Committee. He is responsible for day-to-day oversight of BlackRock's key operating units, including Investment Strategies, Client Businesses, Technology & Operations, and Risk & Quantitative Analysis. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Vice Chairman of BlackRock, Inc. and Head of BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania and the Harvard Business School Board of Dean’s Advisors. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since

2002. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
Salim Ramji has been a Trustee of the Trust since 2019. Mr. Ramji has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2019. Mr. Ramji is the Global Head of BlackRock’s ETF and Index Investments business. In addition, he is a member of BlackRock’s Global Executive Committee. Prior to assuming his current responsibilities in 2019, Mr. Ramji was Head of BlackRock's U.S. Wealth Advisory business, where he was responsible for leading BlackRock's relationships with wealth management firms and platforms, for distributing BlackRock's alpha-seeking and iShares investment capabilities and for the adoption of BlackRock's portfolio construction and digital wealth technologies to financial advisors. Mr. Ramji joined BlackRock in 2014, serving initially as the Global Head of Corporate Strategy. Prior to BlackRock, Mr. Ramji was a Senior Partner at McKinsey & Company, where he led the Asset and Wealth Management practice areas. He started his career as a corporate finance and mergers and acquisitions lawyer at Clifford Chance LLP in London and Hong Kong. He has served as a Trustee of Graham Windham, a New York-based child care agency, since 2007. Mr. Ramji earned a bachelor's degree in economics and politics from University of Toronto, a law degree from Cambridge University and is a CFA charter holder.
John E. Kerrigan has been a Trustee of the Trust since 2005 and Chair of the Trust's Board since 2022. Mr. Kerrigan has also served as a Director of iShares, Inc. since 2005, a Trustee of iShares U.S. ETF Trust since 2011, Chair of the Equity Plus and Nominating and Governance Committees of each Board from 2019 to 2021, and as Chair of each Board since 2022. Mr. Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan has served as Chief Investment Officer of Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Managing Director, Institutional Client Division, Western United States. Mr. Kerrigan has been a Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.
Jane D. Carlin has been a Trustee of the Trust since 2015 and Chair of the Risk Committee since 2016. Ms. Carlin has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2015, and Chair of the Risk Committee of each Board since 2016. Ms. Carlin has served as a consultant since 2012 and formerly served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as a member of the Audit Committee and as a Director of The Hanover Insurance Group, Inc., each since 2016, and as Chair of the Audit Committee since 2020. Ms. Carlin served as a member of the Audit Committee from 2012 to 2018, Chair of the Nominating and Governance Committee from 2017 to 2018 and as an Independent Director on the Board of PHH Corporation from 2012 to 2018. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.
Richard L. Fagnani has been a Trustee of the Trust since 2017 and Chair of the Audit Committee of the Trust since 2019. Mr. Fagnani has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2017, and Chair of the Audit Committee of each Board since 2019. Mr. Fagnani served as an Advisory Board Member of the Trust, iShares U.S. ETF Trust and iShares, Inc. from April 2017 to June 2017. Mr. Fagnani served as a Senior Audit Partner at KPMG LLP from 2002 to 2016, most recently as the U.S. asset management audit practice leader responsible for setting strategic direction and execution of the operating plan for the asset management audit practice. In addition, from 1977 to 2002, Mr. Fagnani served as an Audit Partner at Andersen LLP, where he developed and managed the asset management audit practice in the Philadelphia office. Mr. Fagnani served as a Trustee on the Board of the Walnut Street Theater in Philadelphia from 2009 to 2014 and as a member of the School of Business Advisory Board at LaSalle University from 2006 to 2014. Mr. Fagnani has a BS degree in Accounting from LaSalle University.
Cecilia H. Herbert has been a Trustee of the Trust since 2005 and Chair of the Equity Plus and Nominating and Governance Committees of the Trust since 2022. Ms. Herbert has also served as a Director of iShares, Inc. since 2005, a Trustee of iShares U.S. ETF Trust since 2011, Chair of the Trust's Board from 2016 to 2021, and Chair of the Equity Plus and Nominating and

Governance Committees of each Board since 2022. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Ms. Herbert served as Trustee of the Forward Funds from 2009 to 2018 and Trustee of Salient Funds from 2015 to 2018. She has served since 1992 on the Investment Council of the Archdiocese of San Francisco and was Chair from 1994 to 2005. She has served as a member of the Finance, Audit and Quality Committees and Trustee of Stanford Health Care since 2016 and became Chair of the Finance Committee of Stanford Health Care in 2019. She has served as a Trustee of WNET, New York’s public media station, since 2011 and a Member of its Audit Committee since 2018. She became a member of the Governing Council of the Independent Directors Forum in 2018 and joined the board of Thrivent Church Loan and Income Fund in 2019. She has served as a Director of the Senior Center of Jackson Hole since 2020. She was President of the Board of Catholic Charities CYO, the largest social services agency in the San Francisco Bay Area, from 2007 to 2011 and a member of that board from 1992 to 2013. She previously served as Trustee of the Pacific Select Funds from 2004 to 2005 and Trustee of the Montgomery Funds from 1992 to 2003. She worked from 1973 to 1990 at J.P. Morgan/Morgan Guaranty Trust doing international corporate finance and corporate lending, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.
Drew E. Lawton has been a Trustee of the Trust since 2017 and Chair of the 15(c) Committee of the Trust since 2017. Mr. Lawton has also served as a Director of iShares, Inc., a Trustee of iShares U.S. ETF Trust, and Chair of the 15(c) Committee of each Board since 2017. Mr. Lawton also served as an Advisory Board Member of the Trust, iShares, Inc. and iShares U.S. ETF Trust from 2016 to 2017. Mr. Lawton served as Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds from March 2016 to October 2016. Mr. Lawton served in various capacities at New York Life Insurance Company from 2010 to 2015, most recently as a Senior Managing Director and Chief Executive Officer of New York Life Investment Management. From 2008 to 2010, Mr. Lawton was the President of Fridson Investment Advisors, LLC. Mr. Lawton previously held multiple roles at Fidelity Investments from 1997 to 2008. Mr. Lawton has a BA degree in Administrative Science from Yale University and an MBA from University of North Texas.
John E. Martinez has been a Trustee of the Trust since 2003 and Chair of the Securities Lending Committee of the Trust since 2019. Mr. Martinez has also served as a Director of iShares, Inc. since 2003, a Trustee of iShares U.S. ETF Trust since 2011, and Chair of the Securities Lending Committee of each Board since 2019. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of Real Estate Equity Exchange, Inc., providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. From 2017 to 2020, Mr. Martinez served as a Board member for the Cloudera Foundation. Mr. Martinez previously served as Director of Barclays Global Investors (“BGI”) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003 to 2012, he was a Director and Executive Committee Member for Larkin Street Youth Services. He now serves on the Larkin Street Honorary Board. From 2012 to 2016, Mr. Martinez served as a Director for Reading Partners. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the Fixed Income Plus Committee of the Trust since 2019. Mr. Rajan has also served as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust since 2011, and Chair of the Fixed Income Plus Committee of each Board since 2019. Mr. Rajan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2011 to 2015. Mr. Rajan is the Dean and George Pratt Shultz Professor of Accounting at the University of Chicago Booth School of Business and also serves as Chair of the Board for the Center for Research in Security Prices, LLC, an affiliate of the University of Chicago Booth School of Business, since 2020. He has served on the Advisory Board of C.M. Capital Corporation since 2016 and as a Director of C.M. Capital Corporation since 2020. From 2001 to 2017, Mr. Rajan was the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. In April 2017, he received the school’s Robert T. Davis Award for Lifetime Achievement and Service. He has taught accounting for over 25 years to undergraduate, MBA and law students, as well as to senior executives. From 2010 to 2016, Mr. Rajan served as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. From 2013 to 2018, Mr. Rajan served on the Board of Directors of Cavium Inc., a semiconductor company. Mr. Rajan holds MS and PhD degrees in Accounting from Carnegie Mellon University.

Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged BFA to manage the Fund on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular in person meetings four times a year. In addition, the Board frequently holds special in person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Board Chair. The Board Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Board Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established seven standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, a Risk Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time the Board may establish ad hoc committees or informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each standing Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Fund is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Fund is subject to a number of risks, including investment, compliance, operational, reputational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to identify and eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. In some cases, risk management issues are specifically addressed in presentations and discussions. For example, BFA has an independent dedicated Risk and Quantitative Analysis Group (“RQA”) that assists BFA in managing fiduciary and corporate risks, including investment, operational, counterparty credit and enterprise risk. Representatives of RQA meet with the Board to discuss their analysis and methodologies, as well as specific risk topics such as operational and counterparty risks relating to the Fund. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by the Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting the Fund, and addresses them in periodic reports to the Board. In addition, the Audit Committee meets with both the Fund's independent registered public accounting firm and BFA’s internal audit group to review risk controls in place that support the Fund as well as test results. Board oversight of risk is also performed as needed between meetings through communications between BFA and the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. From time to time, the Board may modify the manner in which it conducts risk oversight. The Board’s oversight role does not make it a guarantor of the Fund's investment performance or other activities.
Committees of the Board of Trustees.  The members of the Audit Committee are Richard L. Fagnani (Chair), Cecilia H. Herbert and Madhav V. Rajan, each of whom is an Independent Trustee. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met __ times during the fiscal year ended _____.
The members of the Nominating and Governance Committee are Cecilia H. Herbert (Chair), Madhav V. Rajan and Drew E. Lawton, each of whom is an Independent Trustee. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board and recommends appointments to the Advisory Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Board Chair; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Board Chair and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met __ time during the fiscal year ended ______.
Each Independent Trustee serves on the 15(c) Committee. The Chair of the 15(c) Committee is Drew E. Lawton. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met ___ times during the fiscal year ended _______.
The members of the Securities Lending Committee are John E. Martinez (Chair), Jane D. Carlin and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the securities lending agent. The Securities Lending Committee met __ times during the fiscal year ended ______.
The members of the Equity Plus Committee are Cecilia H. Herbert (Chair), John E. Martinez and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met __ times during the fiscal year ended ______.
The members of the Fixed Income Plus Committee are Madhav V. Rajan (Chair), Jane D. Carlin and Richard L. Fagnani, each of whom is an Independent Trustee. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed-income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the

Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met __ times during the fiscal year ended ______.
The members of the Risk Committee are Jane D. Carlin (Chair), Richard L. Fagnani and John E. Martinez, each of whom is an Independent Trustee. The principal responsibility of the Risk Committee is to consider and organize on behalf of the Board risk related matters of the Fund so the Board may most effectively structure itself to oversee them. The Risk Committee commenced on January 1, 2016. The Risk Committee met ___ times during the fiscal year ended ______.
As the Chair of the Board, John E. Kerrigan may serve as an ex-officio member of each Committee.
The following table sets forth, as of December 31, 2021, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Salim Ramji	iShares Broad USD Investment Grade Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Commodity Curve Carry Strategy ETF	$50,001-$100,000
	iShares Core Dividend Growth ETF	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	$1-$10,000
	iShares Core S&P 500 ETF	$1-$10,000
	iShares Core S&P Mid-Cap ETF	Over $100,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	$1-$10,000
	iShares Expanded Tech Sector ETF	$1-$10,000
	iShares Expanded Tech-Software Sector ETF	$1-$10,000
	iShares GSCI Commodity Dynamic Roll Strategy ETF	$50,001-$100,000
	iShares MSCI USA ESG Select ETF	$1-$10,000
	iShares Robotics and Artificial Intelligence Multisector ETF	$1-$10,000
	iShares TIPS Bond ETF	$50,001-$100,000

John E. Kerrigan	iShares Core S&P 500 ETF	Over $100,000	Over $100,000
	iShares Core S&P Small-Cap ETF	$50,001-$100,000
	iShares ESG Advanced MSCI EAFE ETF	$1-$10,000
	iShares ESG Advanced MSCI USA ETF	$10,001-$50,000
	iShares ESG Aware MSCI EAFE ETF	$10,001-$50,000
	iShares ESG Aware MSCI EM ETF	$50,001-$100,000

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares ESG Aware MSCI USA ETF	Over $100,000
	iShares ESG Aware MSCI USA Small-Cap ETF	$10,001-$50,000
	iShares Exponential Technologies ETF	Over $100,000
	iShares Genomics Immunology and Healthcare ETF	$10,001-$50,000
	iShares Global Clean Energy ETF	Over $100,000
	iShares Global Infrastructure ETF	Over $100,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI EAFE Growth ETF	Over $100,000
	iShares MSCI EAFE Value ETF	Over $100,000
	iShares MSCI KLD 400 Social ETF	$10,001-$50,000
	iShares MSCI USA ESG Select ETF	$1-$10,000
	iShares MSCI USA Min Vol Factor ETF	$10,001-$50,000
	iShares MSCI USA Value Factor ETF	$50,001-$100,000
	iShares U.S. Energy ETF	$10,001-$50,000
	iShares U.S. Financial Services ETF	$10,001-$50,000

Jane D. Carlin	iShares Core MSCI EAFE ETF	Over $100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core S&P Mid-Cap ETF	$10,001-$50,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Global Clean Energy ETF	$10,001-$50,000
	iShares MSCI ACWI ex U.S. ETF	Over $100,000
	iShares MSCI Global Metals & Mining Producers ETF	$10,001-$50,000
	iShares Select Dividend ETF	$10,001-$50,000

Richard L. Fagnani	iShares 0-5 Year TIPS Bond ETF	$10,001-$50,000	Over $100,000
	iShares China Large-Cap ETF	$50,001-$100,000
	iShares Core Dividend Growth ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	$50,001-$100,000
	iShares Core U.S. REIT ETF	$10,001-$50,000
	iShares Exponential Technologies ETF	$10,001-$50,000
	iShares Global Clean Energy ETF	$10,001-$50,000
	iShares GSCI Commodity Dynamic Roll Strategy ETF	$10,001-$50,000

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares MSCI All Country Asia ex Japan ETF	$10,001-$50,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares MSCI Singapore ETF	$10,001-$50,000
	iShares MSCI USA Equal Weighted ETF	$10,001-$50,000
	iShares MSCI USA Quality Factor ETF	$10,001-$50,000
	iShares Robotics and Artificial Intelligence Multisector ETF	$10,001-$50,000
	iShares TIPS Bond ETF	$10,001-$50,000
	iShares U.S. Infrastructure ETF	$10,001-$50,000
	iShares U.S. Regional Banks ETF	$10,001-$50,000

Cecilia H. Herbert	iShares California Muni Bond ETF	Over $100,000	Over $100,000
	iShares Core Dividend Growth ETF	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$1-$10,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P U.S. Growth ETF	Over $100,000
	iShares Core S&P U.S. Value ETF	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares MSCI EAFE ETF	$1-$10,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares MSCI USA Value Factor ETF	Over $100,000
	iShares National Muni Bond ETF	$10,001-$50,000
	iShares Preferred and Income Securities ETF	$10,001-$50,000

Drew E. Lawton	BlackRock Ultra Short-Term Bond ETF	Over $100,000	Over $100,000
	iShares 0-5 Year High Yield Corporate Bond ETF	$50,001-$100,000
	iShares Biotechnology ETF	Over $100,000
	iShares Core Dividend Growth ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Expanded Tech Sector ETF	Over $100,000
	iShares Exponential Technologies ETF	Over $100,000
	iShares Global Financials ETF	$10,001-$50,000
	iShares U.S. Financial Services ETF	Over $100,000
	iShares U.S. Financials ETF	$50,001-$100,000

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares U.S. Healthcare ETF	Over $100,000

John E. Martinez	iShares 1-5 Year Investment Grade Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Core MSCI International Developed Markets ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000

Madhav V. Rajan	None	None	None
As of December 31, 2021, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Fund's investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
Remuneration of Trustees and Advisory Board Members.  Effective January 1, 2022, each current Independent Trustee is paid an annual retainer of $425,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The annual retainer for services as an Advisory Board Member is the same as the annual retainer for services as a Board member.  The Independent Chair of the Board is paid an additional annual retainer of $80,000. The Chair of each of the Equity Plus Committee, Fixed Income Plus Committee, Securities Lending Committee, Nominating and Governance Committee and 15(c) Committee is paid an additional annual retainer of $25,000. The Chair of each of the Audit Committee and Risk Committee is paid an additional annual retainer of $40,000. Each Independent Trustee that served as a director of subsidiaries of the Exchange-Traded Fund Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries).
The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee for services to the Fund for the fiscal year ended ________ and the aggregate compensation paid to them for services to the Exchange-Traded Fund Complex for the calendar year ended December 31, 2021.
Name	iShares ESG Aware ICE-HIP Muni Bond ETF	Pension or Retirement Benefits Accrued As Part of Trust Expenses[1]	Estimated Annual Benefits Upon Retirement[1]	Total Compensation From the Fund and Fund Complex[2]
Independent Trustees:

Jane D. Carlin	$__	Not Applicable	Not Applicable	$420,000
Richard L. Fagnani	__	Not Applicable	Not Applicable	446,764
Cecilia H. Herbert	__	Not Applicable	Not Applicable	475,000
John E. Kerrigan	__	Not Applicable	Not Applicable	445,000

Name	iShares ESG Aware ICE-HIP Muni Bond ETF	Pension or Retirement Benefits Accrued As Part of Trust Expenses[1]	Estimated Annual Benefits Upon Retirement[1]	Total Compensation From the Fund and Fund Complex[2]
Drew E. Lawton	__	Not Applicable	Not Applicable	431,764
John E. Martinez	__	Not Applicable	Not Applicable	420,000
Madhav V. Rajan	__	Not Applicable	Not Applicable	420,000

Interested Trustees:

Robert S. Kapito	$__	Not Applicable	Not Applicable	$0
Salim Ramji	__	Not Applicable	Not Applicable	0

[1]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[2]	Also includes compensation for service on the Board of Trustees of iShares U.S. ETF Trust and the Board of Directors of iShares, Inc.
Control Persons and Principal Holders of Securities.  Ownership information is not provided for the Fund, as it has not commenced operations as of the date of this SAI.
Conflicts of Interest.  Certain activities of BFA, BlackRock, Inc. and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and their respective directors, officers and employees, with respect to the Fund and/or other accounts managed by BlackRock, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. BlackRock, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including managing equities, fixed-income securities, cash and alternative investments, and have interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These businesses and interests include potential multiple advisory, financial and other relationships with, or interests in, companies and interests in securities or other instruments that may be purchased or sold by the Fund.
BlackRock has proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. BlackRock is also a major participant in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock is or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.
When BlackRock seeks to purchase or sell the same assets for managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small-capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds. In addition, to the extent permitted by applicable law, the Fund may invest its assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and sales, and increased remuneration and profitability for BlackRock, and/or its personnel, including portfolio managers.
In certain circumstances, BlackRock, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Fund, if BlackRock believes such transactions are appropriate based on each party's investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Fund. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. On any occasion when the Fund participates in a cross trade, BlackRock will comply with procedures adopted under applicable rules and SEC guidance.
BlackRock and its clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of the Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) which it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.
From time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or other accounts managed or advised by BlackRock, and/or the internal policies of BlackRock designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock is performing services or when position limits have been reached. For example, the investment activities of BlackRock for its proprietary accounts and accounts under its management may limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.
The Fund may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Fund, the investment management fee amounts paid by the Fund to BlackRock may also increase. The price, availability and liquidity of the Fund may be impacted by purchases and sales of the Fund by model-driven investment portfolios, as well as by BlackRock itself and by its advisory clients.

In addition, certain principals and certain employees of the Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in the Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which clients of BlackRock or, to the extent permitted by the SEC and applicable law, BlackRock serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock.
BlackRock may also create, write or issue derivatives for clients based on the underlying securities, currencies or instruments in which the Fund may invest or on the performance of the Fund. An entity in which BlackRock has a significant minority interest will create, write or issue options which may be based on the performance of certain Funds. BlackRock has the right to receive a portion of the gross revenue earned by such entity. Options writing by such entity on the Fund could potentially lead to increased purchase activity with respect to the Fund and increased assets under management for BlackRock.
BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares funds, related to derivative fixed-income products that are based on such iShares funds. BlackRock may receive certain payments for licensing intellectual property belonging to BlackRock and for facilitating the provision of data in connection with such derivative products, which may include payments based on the trading volumes of, or revenues generated by, the derivative products. However, BlackRock will not receive any such payments on those derivative products utilized by the Fund or other BlackRock funds or accounts. Other funds and accounts managed by BlackRock may from time to time transact in such derivative products, which could contribute to the viability or success of such derivative products by making them more appealing to funds and accounts managed by third parties, and in turn lead to increased payments to BlackRock. Trading activity in such derivative products could also potentially lead to increased purchase activity with respect to these iShares funds and increased assets under management for BlackRock.
The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock and may also enter into transactions with other clients of BlackRock where such other clients have interests adverse to those of the Fund.
At times, these activities may cause business units or entities within BlackRock to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent such transactions are permitted, the Fund will deal with BlackRock on an arm’s-length basis.
To the extent authorized by applicable law, BlackRock may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock will be in its view commercially reasonable, although BlackRock, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock and such sales personnel, which may have an adverse effect on the Fund. Index based funds may use an index provider that is affiliated with another service provider of the Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for the Fund or BlackRock.
Subject to applicable law, BlackRock (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by BlackRock of any such fees or other amounts.
When BlackRock acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, BlackRock may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock in evaluating the Fund's creditworthiness.

BTC, an affiliate of BFA pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Fund. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.
As part of its securities lending program, BlackRock indemnifies the Fund and certain other clients and/or funds against a shortfall in collateral in the event of borrower default. On a regular basis, BlackRock calculates the potential dollar exposure of collateral shortfall resulting from a borrower default (“shortfall risk”) in the securities lending program. BlackRock establishes program-wide borrower limits (“credit limits”) to actively manage borrower-specific credit exposure. BlackRock oversees the risk model that calculates projected collateral shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower credit characteristics. When necessary, BlackRock may adjust securities lending program attributes by restricting eligible collateral or reducing borrower credit limits. As a result, the management of program-wide exposure as well as BlackRock-specific indemnification exposure may affect the amount of securities lending activity BlackRock may conduct at any given point in time by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).
BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e., indemnification exposure limit and borrower credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.
BlackRock may decline to make a securities loan on behalf of the Fund, discontinue lending on behalf of the Fund or terminate a securities loan on behalf of the Fund for any reason, including but not limited to regulatory requirements and/or market rules, liquidity considerations, or credit considerations, which may impact Funds by reducing or eliminating the volume of lending opportunities for certain types of loans, loans in particular markets, loans of particular securities or types of securities, or for loans overall.
Purchases and sales of securities and other assets for the Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
Subject to applicable law, BlackRock may select brokers that furnish BlackRock, the Fund, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock does not currently enter into arrangements to use the Fund's assets for, or participate in, soft dollars, although BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock. BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock owns a minority interest in, and is a member of, Members Exchange (“MEMX”), a newly created U.S. stock exchange. Transactions for the Fund may be executed on MEMX if third party brokers select MEMX as the appropriate venue for execution of orders placed by BlackRock traders on behalf of such Funds. In addition, transactions in Fund shares may in the future be executed on MEMX if third party brokers select MEMX as the appropriate venue for the execution of such orders.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Fund. Increasing the Fund’s assets may enhance liquidity, investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock reserves the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an Authorized Participant at any time some or all of the shares of the Fund acquired for its own accounts or the account of a BlackRock advisory client. A large sale or redemption of shares of the Fund by BlackRock itself or a BlackRock advisory client could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's liquidity, investment flexibility, portfolio diversification, expense ratio or ability to comply with the listing requirements for the Fund.

It is possible that the Fund may invest in securities of, or engage in transactions with, companies in which BlackRock has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock in the course of these activities. In addition, from time to time, the activities of BlackRock may limit the Fund's flexibility in purchases and sales of securities. As indicated below, BlackRock may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock have an investment.
BlackRock, its personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and its personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.
Third parties, including service providers to BlackRock or the Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to the Fund.
BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients' accounts may differ from the valuations for the same securities or investments assigned by the Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section in this SAI, when market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value by BFA. BFA has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act and acts through BFA’s Rule 2a-5 Committee (the “2a-5 Committee”), with assistance from other BFA pricing committees and in accordance with BFA’s policies and procedures (the “Valuation Procedures”). When determining a “fair value price,” the 2a-5 Committee seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BFA deems relevant at the time of the determination, and may be based on analytical values determined by BFA using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by the 2a-5 Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BFA with respect to services for which it receives an asset-based fee.
To the extent permitted by applicable law, the Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in the Fund bearing some additional expenses.
BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock have each adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of the Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
BlackRock will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules or guidance adopted under the 1940 Act engage in transactions with another Fund or accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which BlackRock is performing advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of the Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Fund may purchase securities or instruments that are issued by such companies, are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.
The investment activities of BlackRock for its proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate amount invested by BlackRock for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached either through the actions of BlackRock or the Fund or as a result of third-party transactions, the ability of BlackRock, on behalf of clients (including the Fund), to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of its clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict, forgo or limit the exercise of rights (including transferring, outsourcing or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Fund), taking into consideration benchmark weight and investment strategy. BlackRock has adopted certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund and may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage such Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
BlackRock may not serve as an Authorized Participant in the creation and redemption of iShares ETFs.
BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Fund may seek to license and use such indices as part of its investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. BlackRock may benefit from the Fund using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to the Fund and the Fund is under no obligation to use BlackRock indices. Any Fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.
The custody arrangement described in “Investment Advisory, Administrative and Distribution Services” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Fund (or where BlackRock charges a unitary management fee). This is because the custody arrangements with the Fund's custodian may have the effect of reducing custody fees when the Fund leaves cash balances uninvested. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for the Fund in order to offset fund custody fees that BlackRock might otherwise reimburse or pay. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance. For funds without a unitary management fee, when a fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the fund.
BlackRock may enter into contractual arrangements with third-party service providers to the Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. BlackRock may also enter into contractual arrangements with such service providers pursuant to which BlackRock incurs additional costs if the service provider’s services are terminated with respect to the Fund. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions, or any additional costs, may accrue, in whole or in part, to BlackRock, which could result in conflicts of interest relating to the use or termination of service providers to the Fund.
BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by the Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Fund, that engage the service provider (typically the custodian). The Fund’s service provider remunerates BlackRock for the use of the systems. The Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.
BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that the Fund enter into or renew an arrangement with the service provider.
In recognition of a BlackRock client’s overall relationship with BlackRock, BlackRock may offer special pricing arrangements for certain services provided by BlackRock. Any such special pricing arrangements will not apply to the client’s investment in the Fund.
Present and future activities of BlackRock (including BFA), its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.

Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Fund will bear, the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, and litigation expenses and any extraordinary expenses (as determined by a majority of the Independent Trustees).
For its investment advisory services to the Fund, BFA will be paid a management fee by the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of __%.
The investment advisory agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to the Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Portfolio Managers.   As of _____, 2022, the individuals named as Portfolio Managers in the Fund's Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:
James Mauro
Types of Accounts	Number	Total Assets
Registered Investment Companies	___	$___
Other Pooled Investment Vehicles	___	___
Other Accounts	___	___

Karen Uyehara
Types of Accounts	Number	Total Assets
Registered Investment Companies	___	$___
Other Pooled Investment Vehicles	___	___
Other Accounts	___	___

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities and other financial instruments that compose those indexes or through a representative sampling of the securities and other financial instruments that compose those indexes based on objective criteria and data. Pursuant to BFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates a performance-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with a performance-based fee would pay BFA or its affiliates a portion of that portfolio's or account's gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or its affiliates meets or exceeds specified performance targets. Performance-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including performance-based fee arrangements, there is the potential for a conflict of interest, which may result in the Portfolio Managers' favoring those portfolios or accounts with performance-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of ______, 2022:
James Mauro
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	___	$___
Other Pooled Investment Vehicles	___	___
Other Accounts	___	___

Karen Uyehara
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	___	$___
Other Pooled Investment Vehicles	___	___
Other Accounts	___	___
Portfolio Manager Compensation Overview
The discussion below describes the Portfolio Managers' compensation as of _______, 2022.
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.

Each portfolio manager receives base compensation based on their position with the firm, as well as retirement and other benefits offered to all BlackRock employees. Additionally, each portfolio manager receives discretionary incentive compensation, determined based on several components, including: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the performance of portfolios managed by the portfolio manager and the team relative to the portfolios’ investment objectives (which in the case of index ETFs would be how closely the ETF tracks its Underlying Index), and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Discretionary incentive compensation is paid in cash up to a certain threshold with the remaining portion represented by deferred BlackRock, Inc. stock awards. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance.
The discretionary incentive income for James Mauro and Karen Uyehara includes as an additional consideration the performance of actively-managed portfolios they manage over 1, 3 and 5 year periods measured against the respective benchmark of each portfolio as well as peer group performance. A portion of the discretionary incentive compensation for James Mauro and Karen Uyehara is distributed in the form of deferred cash awards that notionally track the returns of select BlackRock, Inc. investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash.
As of ________, 2022, the Portfolio Managers did not beneficially own shares of the Fund.
Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of the Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
Anti-Money Laundering Requirements.  The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent.   State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Fund under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 1 Lincoln Street, Boston, MA 02111. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
Distributor.  The Distributor's principal address is 1 University Square Drive, Princeton, NJ 08540. Shares are continuously offered for sale by the Fund through the Distributor or its agent only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is also licensed as a broker-dealer in all 50 U.S. states, as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.
The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), Depository Trust Company (“DTC”) participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
Securities Lending.  To the extent that the Fund engages in securities lending, the Fund conducts its securities lending pursuant to SEC exemptive relief, and BTC acts as securities lending agent for the Fund, subject to the overall supervision of BFA, pursuant to a written agreement (the “Securities Lending Agency Agreement”).
The Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA (the “collateral investment fees”); however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.
Under the securities lending program, the Fund is categorized into one of several specific asset classes. The determination of the Fund’s asset class category (fixed-income, domestic equity, international equity or fund-of-funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.
Pursuant to the current Securities Lending Agency Agreement:
(i) fixed-income funds, such as the Fund, retain 82% of securities lending income (which excludes collateral investment fees), and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income (which includes, for this purpose, collateral investment fees) earned across the Exchange-Traded Fund Complex (as defined in the Management—Trustees and Officers section of this SAI) in a calendar year exceeds a specified threshold, each applicable fixed-income fund, pursuant to the current Securities Lending Agency Agreement, will receive for the remainder of that calendar year securities lending income as follows:
(i) 85% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
Because the Fund is newly launched, no services have been provided by BTC as the Fund’s securities lending agent, and the Fund had no income and fees/compensation related to securities lending activities for the fiscal year ended _______.
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) may pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Fund. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Fund, other iShares funds or exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund, other iShares funds or exchange-traded products. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund and other iShares funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs or materials relating to the Fund, other iShares funds or exchange-traded products (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Fund, other iShares funds or exchange-traded products available to their clients, develop new products that feature iShares, create educational content about the Fund, other iShares funds or exchange-traded products that is featured on an Intermediary’s platform, or otherwise promote the Fund, other iShares funds and exchange-traded products. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in the Fund, other iShares funds or exchange-traded products. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients, what services to provide for various products, or what marketing content to make available to its clients based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients. These financial incentives may cause the Intermediary to recommend the Fund, other iShares funds or exchange-traded products, or otherwise promote the Fund, other iShares funds or exchange-traded products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
In addition to the payments described above, BFA Entities have developed proprietary tools, calculators and related interactive or digital content that is made available through the www.BlackRock.com website at no additional cost to Intermediaries. BlackRock may configure these tools and calculators and localize the content for Intermediaries as part of its customary digital marketing support and promotion of the Fund, other iShares funds, exchange-traded products and BlackRock mutual funds.
As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Effective June 4, 2016, this relationship was expanded to include National Financial Services, LLC (“NFS”), an affiliate of FBS. Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS, NFS and certain of their affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers, investment professionals and other intermediaries and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a waived or reduced commission rate or ticket charge, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS and NFS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS and/or NFS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS and NFS during the wind-down period.
In addition, BFA Entities may enter into other contractual arrangements with Intermediaries and certain other third parties that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Such agreements may include payments by BFA Entities to such Intermediaries and third parties for data collection and provision, technology support, platform enhancement, or educational content, co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries and third parties. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. As of the date of this SAI, the Intermediaries and other third parties receiving one or more types of the contractual payments described above include (in addition to FBS and NFS): Advisor Credit Exchange, BNY Mellon Capital Markets, LLC, BNY Mellon Performance & Risk Analytics, LLC, Charles Schwab & Co., Inc., Commonwealth Equity Services, LLC, Dorsey Wright and Associates, LLC, Edward D. Jones & Co., L.P., Envestnet Asset Management, Inc., FDx Advisors, Inc., LPL Financial LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Smith Barney LLC, Northwestern Mutual Investment Services,

LLC, Orion Portfolio Solutions, LLC, Pershing LLC, Public Holdings, Inc., Raymond James Financial Services, Inc., Riskalyze, Inc., TD Ameritrade, Inc., UBS Financial Services Inc., Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC. Any additions, modifications, or deletions to Intermediaries and other third parties listed above that have occurred since the date of this SAI are not included in the list.
Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed in the immediately preceding paragraph. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Fund, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments or financial incentives his or her Intermediary firm may receive. Any payments made, or financial incentives offered, by the BFA Entities to an Intermediary may create the incentive for the Intermediary to encourage customers to buy shares of the Fund, other iShares funds or other exchange-traded products.
The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from any Fund assets. Other funds managed by BFA may also participate in such programs.
Determination of Net Asset Value
Valuation of Shares. The NAV for the Fund is generally calculated as of the close of regular trading hours on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each business day the NYSE is open. Valuation of assets held by the Fund is as follows:
Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each an “Exchange”) are valued using information obtained via independent pricing services, generally at the closing price or, if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by the Fund on a day on which the Fund values such security, the prior day’s price will be used, unless BFA determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. The Fund values fixed-income portfolio securities using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless such method does not represent fair value. Certain fixed-income investments, including asset-backed and mortgage-related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the issuer, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are typically available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by the Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which the Fund values such option, the prior day’s price will be used, unless BFA determines that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset (as defined below). Listed options for which market quotations are not typically available, as well as OTC derivatives, may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.
Underlying Funds. Shares of underlying open-end funds (including money market funds) are valued at NAV. Shares of underlying exchange-traded closed-end funds or other ETFs will be valued at their most recent closing price.
General Valuation Information. Prices obtained from independent third-party pricing services, broker-dealers or market makers to value the Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for assets that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
All cash, receivables and current payables are carried on the Fund’s books at their fair value.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by BFA, the Fund’s valuation designee, as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by the Fund (including restricted securities) are valued at fair value as determined in good faith by BFA pursuant to the Valuation Procedures. Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.
Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used in the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.
Fair Value. When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BFA in accordance with the Valuation Procedures. Pursuant to Rule 2a-5 under the Investment Company Act, the Board of Trustees has designated BFA as the valuation designee for the respective Funds for which it serves as investment adviser. BFA may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if BFA believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BFA determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing the Fund’s assets or liabilities, is likely to cause a material change to the last exchange closing price or closing market price of one or more assets held by, or liabilities of, the Fund. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BFA is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.
BFA’s Rule 2a-5 Committee is responsible for reviewing and approving methodologies by investment type and significant inputs used in the fair valuation of Fund assets or liabilities. In addition, the Fund’s accounting agent assists BFA by periodically endeavoring to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers and regularly evaluating the values assigned to the securities and other assets and liabilities of the Fund. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.
When determining the price for a Fair Value Asset, BFA will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction on the date on which the asset or liability is being valued, and does not seek to determine the price the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that BFA deems relevant at the time of the determination, and may be based on analytical values determined by BFA using proprietary or third-party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an investment, one or more fair value methodologies may be used (depending on certain factors, including the asset type). For example, the investment may be initially priced based on the original cost of the investment or, alternatively, using proprietary or third-party models that may rely upon one or more unobservable inputs. Prices of actual, executed or historical transactions in the relevant investment (or comparable instruments) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar instruments, may also be used as a basis for establishing the fair value of an investment.
The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.
Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect the Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities, to the extent such rules become more stringent, would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.
Brokerage Transactions
Subject to policies established by the Board, BFA is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, the Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including the Fund. In return for such services, BFA may cause the Fund to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.

In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for the Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, thinly traded securities, or other circumstances.
Section 28(e) of the 1934 Act (“Section 28(e)”) permits a U.S. investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in securities that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions in securities under certain conditions.
From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons and affiliated persons of such affiliated persons in connection with such transactions. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, BRIL or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
Purchases of money market instruments by the Fund are made from dealers, underwriters and issuers. The Fund does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
BFA may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
Investment decisions for the Fund and for other investment accounts managed by BFA and the other Affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock; or (v) to manage or equalize investment performance among different client accounts. BFA and the other Affiliates may deal, trade and invest for their own respective accounts in the types of securities in which the Fund may invest.
Initial public offerings (“IPOs”) of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. IPOs of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the IPO will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in the Fund receiving less of a particular security than if pro-rating had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or the other Affiliates during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which BFA or another Affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BFA or the other Affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BlackRock manages or advises. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BlackRock are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BlackRock. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BlackRock may deal, trade and invest for its own account in the types of securities in which the Fund may invest. BlackRock may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses. Because the Fund is newly launched, there is no reportable portfolio turnover.
Additional Information Concerning the Trust
Shares.  The Trust currently consists of more than __ separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (i) required by the 1940 Act, or (ii) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in Rule 0-1 under the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
Shareholders may make inquiries by writing to iShares Trust, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act and existing guidance provided by the SEC staff.
In accordance with the Trust's current Agreement and Declaration of Trust (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by the Declaration of Trust or applicable law, including the 1940 Act), authorize certain funds to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another fund.  The Trust or a fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or such fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of

Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. Therefore, in the event of a termination of the Trust or a fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust or a fund may make redemptions in-kind, for cash or for a combination of cash or securities. Further, in the event of a termination of the Trust or a fund, the Trust or a fund might elect to pay cash redemptions to all shareholders, with an in-kind election for shareholders owning in excess of a certain stated minimum amount.
DTC as Securities Depository for Shares of the Fund.  Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of the Fund.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Distribution of Shares.  In connection with the Fund's launch, the Fund will be seeded through the sale of one or more Creation Units by the Fund to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants, a lead market maker or other third party investor or an affiliate of the Fund or the Fund’s adviser. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for the Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.
Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.
Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.
Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.
Creation and Redemption of Creation Units
General.  The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund's NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the Listing Exchange or the bond markets close earlier than normal, the Fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the approximate value of such Creation Unit as of ______, 2022:
Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
_____	$______
In its discretion, the Trust reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to the Fund is any day the Fund is open for business, including any day when it satisfies redemption requests as required by Section 22(e) of the 1940 Act. The Fund is open for business any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit.  The consideration for purchase of Creation Units of the Fund generally consists of Deposit Securities and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with the Fund's portfolio securities is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.
The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.
The Fund generally offers Creation Units partially for cash, but may, in certain circumstances, offer Creation Units solely for cash or solely in-kind. Please see the Cash Purchase Method section below and the following discussion summarizing the Deposit Security method for further information on purchasing Creation Units of the Fund.
The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Underlying Index.
The Fund Deposit may also be modified to minimize the Cash Component by redistributing the cash to the Deposit Securities portion of the Fund Deposit through “systematic rounding.” The rounding methodology “rounds up” position sizes of securities in the Deposit Securities (which in turn reduces the cash portion). However, the methodology limits the maximum allowed percentage change in weight and share quantity of any given security in the Fund Deposit.
Fund Deposits may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security in certain circumstances, including: (i) when instruments are not available in sufficient quantity for delivery; (ii) when instruments are not eligible for transfer through DTC or the clearing process (as discussed below); (iii) when instruments that the Authorized Participant (or an investor on whose behalf the Authorized Participant is acting) are not able to be traded due to a trading restriction; (iv) when delivery of the Deposit Security by the Authorized Participant (or by an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws; (v) in connection with distribution payments to be made by the Fund; or (vi) in certain other situations.
Cash Purchase Method.  Although the Trust does not generally permit partial or full cash purchases of Creation Units of its funds, when partial or full cash purchases of Creation Units are available or specified for the Fund (Creation Units of the Fund are generally offered partially for cash and all or a substantial portion of the Deposit Securities of the Fund may be substituted for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A member or participant of a clearing agency registered with the SEC which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant.  Creation Units may be purchased only by or through a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a power of attorney under its Authorized Participant Agreement.
Placement of Creation Orders.  Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by State Street or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the second business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Fund prior to such time.
Purchase Orders.   To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders.  An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant in the form required by the Fund to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. The Fund's deadline specified above for the submission of purchase orders is referred to as the Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Fund's Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.   Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once the Fund has accepted an order, upon the next determination of the NAV of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
The Fund reserves the right to reject or revoke a creation order transmitted to it by the Distributor or its agent provided that a rejection or revocation of a creation order does not violate Rule 6c-11 under the Investment Company Act. For example, the Fund may reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities is not legally required or would, in the opinion of counsel, be unlawful or have an adverse effect on the Fund or its shareholders (e.g., jeopardize the Fund's tax status); or (v) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.   Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units are generally issued on a “T+2 basis” (i.e., two Business Days after trade date). The Fund reserves the right to settle Creation Unit transactions on a basis other than T+2, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law.
To the extent contemplated by an Authorized Participant Agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to buy Deposit Securities for the Fund. Such collateral must be delivered no later than the time specified by the Fund or its custodian on the contractual settlement date. Information concerning the Fund's current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the collateral including, without limitation, liability for related brokerage, borrowings and other charges.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.   A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. If a purchase consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth the Fund's standard creation transaction fees and maximum additional charge (as described above):
Standard Creation Transaction Fee	Maximum Additional Charge*
$___	__%

*	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units.  Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
The Fund generally redeems Creation Units partially for cash. However, the Fund reserves the right to distribute securities and other portfolio instruments in-kind as payment for Creation Units being redeemed. Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.
The Fund publishes the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable to redemption requests received in proper form (as defined below) on that day (“Fund Securities” or “Redemption Basket”), and an amount of cash (the “Cash Amount,” as described below) in order to effect redemptions of Creation Units of the Fund. Such Fund Securities and Cash Amount will remain in effect until such time as the next announced composition of the Fund Securities and Cash Amount is made available. The Fund Securities and Cash Amount are subject to possible amendment or correction. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.
Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the NAV of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security in certain circumstances, including: (i) when the delivery of a Fund Security to the Authorized Participant (or to an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws or due to a trading restriction; (ii) when the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws; (iii) when the delivery of a Fund Security to the Authorized Participant would result in unfavorable tax treatment; (iv) when a Fund Security cannot be settled or otherwise delivered in time to facilitate an in-kind redemption; or (v) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Fund generally redeems Creation Units partially for cash and may substitute all or a substantial portion of the Fund Securities for cash, but the Fund reserves the right to utilize a cash option for redemption of Creation Units. The Fund may, in its sole discretion, provide such redeeming Authorized Participant a portfolio of securities that differs from the exact composition of the Fund Securities, but does not differ in NAV. The Redemption Basket may also be modified to minimize the Cash Component by redistributing the cash to the Fund Securities portion of the Redemption Basket through systematically rounding. The rounding methodology allows position sizes of securities in the Fund Securities to be “rounded up,” while limiting the maximum allowed percentage change in weight and share quantity of any given security in the Redemption Basket. Redemption Baskets may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
Cash Redemption Method.   Although the Trust does not generally permit full cash redemptions of Creation Units of its funds, when partial or full cash redemptions of Creation Units are available or specified (e.g., Creation Units of the Fund are generally redeemed partially for cash and the Fund may substitute cash for all or a substantial portion of the Fund Securities for cash), they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities and other instruments it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.  A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. If a redemption consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth the Fund's standard redemption transaction fees and maximum additional charge (as described above):
Standard Redemption Transaction Fee	Maximum Additional Charge*
$___	__%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
Placement of Redemption Orders.  Redemption requests for Creation Units of the Fund must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem

Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund's transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Fund's transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.
Upon receiving a redemption request, the Distributor or its agent shall notify the Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Authorized Participant, whether on its own account or acting on behalf of a Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds by the Fund are generally made within two Business Days (i.e., “T+2”). The Fund reserves the right to settle redemption transactions on a basis other than T+2, if necessary or appropriate under the circumstances and compliant with applicable law. If the Fund includes a foreign investment in its basket, and if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants prevents timely delivery of the foreign investment in response to a redemption request, the Fund may delay delivery of the foreign investment more than seven days if the Fund delivers the foreign investment as soon as practicable, but in no event later than 15 days. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+2 because of the occurrence of a holiday in a non-U.S. market or in the U.S. bond market that is not a holiday observed in the U.S. equity market.
To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to the time specified by the Fund or its custodian on the Business Day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. Such collateral must be delivered no later than the time specified by the Fund or its custodian on the Business Day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the collateral together with liability for related brokerage and other charges.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Custom Baskets.  Creation and Redemption baskets may differ and the Fund will accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of the Fund's portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of BFA who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of the Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used for the Fund and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. BlackRock has established a governance process to oversee basket compliance for the Fund, as set forth in the Fund's policies and procedures.
Taxation on Creations and Redemptions of Creation Units.   An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and non-U.S. tax consequences of investing in the Fund. The summary is based on the laws and judicial and administrative interpretations thereof in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect.
Regulated Investment Company Qualifications.  The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives at least 90% of its income from interest, dividends, capital gains and other traditionally permitted RIC income); and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.

The Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.
Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. The Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund may decide to retain a portion of its income or gains if the Fund determines that doing so is in the interest of its shareholders. The Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.
In the event that the Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.
Excise Tax.  The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus at least 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Taxation of U.S. Shareholders.  Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
The Fund intends to distribute annually to its shareholders substantially all of its net tax-exempt income, investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts.
If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. No deduction would be allowed to an investor for interest on indebtedness incurred or continued to purchase or carry shares of the Fund to the extent the interest deduction would relate to exempt-interest dividends received.
A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly), and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains, plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Sales of Shares.  Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions, or by an option, or contract to acquire substantially identical shares, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
Backup Withholding.  In certain cases, the Fund will be required to withhold at a 24% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to backup withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Tax-Exempt Interest Income.  Dividends paid by the Fund that are properly reported as exempt-interest dividends will not be subject to regular federal income tax. The Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation. Dividends paid by the Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund’s tax-exempt interest income as long as 50% or more of the value of the Fund’s assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as the Fund properly reports such dividends as exempt-interest dividends.
Taxation of Certain Derivatives.  The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other consequences, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.
The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that would otherwise constitute ordinary deductions but are allocable under the Internal Revenue Code to exempt-interest dividends will not be allowed as deductions but instead will reduce net tax-exempt income.
Market Discount.  Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount (“OID”). To the extent the Fund does not include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
Original Issue Discount.  OID on tax-exempt bonds is recognized over the term of the bond and is tax-exempt to the holder of the bond. Special U.S. federal income tax rules apply to inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by the Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in the Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year.
Reporting.  If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.
Taxation of Non-U.S. Shareholders.  Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.
Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder or partner, reduced by expenses that are allocable to such income); or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Special rules may apply to a foreign shareholder receiving a Fund distribution if at least 50% of the Fund's assets consist of interests in U.S. real property interests, including certain REITs and U.S. real property holding corporations (as defined in the Internal Revenue Code and Treasury regulations). Fund distributions that are attributable to gain from the disposition of a U.S. real property interest will be taxable as ordinary dividends and subject to withholding at a 30% or lower treaty rate if the foreign shareholder held no more than 5% of the Fund's shares at any time during the one-year period ending on the date of the distribution. If the foreign shareholder held at least 5% of the Fund's shares, the distribution would be treated as income effectively connected with a trade or business within the U.S. and the foreign shareholder would be subject to withholding tax at a rate of 21% and would generally be required to file a U.S. federal income tax return.
Similar consequences would generally apply to a foreign shareholder's gain on the sale of Fund shares unless the Fund is domestically controlled (meaning that more than 50% of the value of the Fund's shares is held by U.S. shareholders) or the foreign shareholder owns no more than 5% of the Fund's shares at any time during the five-year period ending on the date of sale. Finally, a domestically controlled Fund may be required to recognize a portion of its gain on the in-kind distribution of certain U.S. real property interests. Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in the Fund.
The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.
Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to: (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to: (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the U.S. and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Financial Statements
Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.
Miscellaneous Information
Counsel.  Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm.  _____________, serves as the Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Fund Advisors, iShares Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
Investors’ Rights.  The Fund relies on the services of BFA and its other service providers, including the Distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of the Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant Authorized Participant Agreement. Investors may have certain legal rights under federal or state law against the Fund or its service providers. In the event that an investor considers that it may have a claim against the Fund, or against any service provider in connection with its investment in the Fund, such investor should consult its own legal advisor.
By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the Authorized Participant Agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.

Appendix A1 - iShares ETFs Proxy Voting Policy
BlackRock U.S. Registered Funds
Open-End Fund Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Advisers
October 1, 2020
Open-End Mutual Funds (including money market funds)
iShares and BlackRock ETFs
The Boards of Trustees/Directors (“Directors”) of open-end funds (the “Funds”) advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.
BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock Proxy Voting Guidelines”) governing proxy voting by accounts managed by BlackRock.
BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the BlackRock Proxy Voting Guidelines.
BlackRock will report on an annual basis to the Directors on (1) a summary of all proxy votes that BlackRock has made on behalf of the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock Proxy Voting Guidelines, and (2) any changes to the BlackRock Proxy Voting Guidelines that have not previously been reported.

Appendix A2 – BlackRock Global Proxy Voting Policies
BlackRock Investment Stewardship
Global Corporate Governance & Engagement Principles
January 2020

INTRODUCTION TO BLACKROCK
BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to our clients, we provide the investment and technology solutions they need when planning for their most important goals. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers and other financial institutions, as well as individuals around the world.
PHILOSOPHY ON CORPORATE GOVERNANCE
BlackRock Investment Stewardship (“BIS”) activities are focused on maximizing long-term value for our clients. BIS does this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.
We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, we believe that shareholders have the right to sufficient and timely information.
Our primary focus is on the performance of the board of directors. As the agent of shareholders, the board should set the company’s strategic aims within a framework of prudent and effective controls, which enables risk to be assessed and managed. The board should provide direction and leadership to management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on shareholders’ behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the best interests of shareholders or have not responded adequately to shareholder concerns. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances taking into consideration regional best practices and long-term value creation.
These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices can vary internationally, so our expectations in relation to individual companies are based on the legal and regulatory framework of each local market. However, we believe there are overarching principles of corporate governance that apply globally and provide a framework for more detailed, market-specific assessments.
We believe BlackRock has a responsibility in relation to monitoring and providing feedback to companies, sometimes known as “stewardship.” These ownership responsibilities include engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of our clients, and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. We also believe in the responsibility to our clients to have appropriate resources and oversight structures. Our approach is set out in the section below titled “BlackRock’s oversight of its investment stewardship activities” and is further detailed in a team profile on our website.
CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING
We recognize that accepted standards of corporate governance differ between markets, but we believe there are sufficient common threads globally to identify an overarching set of principles. The objective of our investment stewardship activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.
The six key themes are:

•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure, mergers, asset sales and other special transactions
•	Compensation and benefits
•	Environmental and social issues
•	General corporate governance matters and shareholder protections
At a minimum, we expect companies to observe the accepted corporate governance standards in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we perform independent research and analysis, such as reviewing relevant information published by the company and apply our voting guidelines to achieve the outcome we believe best protects our clients’ long-term economic interests. We also work closely with our active portfolio managers, and may take into account internal and external research.
BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the challenges and opportunities that investee companies are facing and their governance structures. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. Our engagements often focus on providing our feedback on company disclosures, particularly where we believe they could be enhanced. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.
BlackRock’s engagements emphasize direct dialogue with corporate leadership on the governance issues identified in these principles that have a material impact on financial performance. These engagements enable us to cast informed votes aligned with clients’ long-term economic interests. We generally prefer to engage in the first instance where we have concerns and give management time to address or resolve the issue. As a long-term investor, we are patient and persistent in working with our portfolio companies to have an open dialogue and develop mutual understanding of governance matters, to promote the adoption of best practices and to assess the merits of a company’s approach to its governance. We monitor the companies in which we invest and engage with them constructively and privately where we believe doing so helps protect shareholders’ interests. We do not try to micro-manage companies, or tell management and boards what to do. We present our views as a long-term shareholder and listen to companies’ responses. The materiality and immediacy of a given issue will generally determine the level of our engagement and whom we seek to engage at the company, which could be management representatives or board directors.
Boards and directors
The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most important responsibilities in the proxy voting context.
We expect the board of directors to promote and protect shareholder interests by:
•	establishing an appropriate corporate governance structure
•	supporting and overseeing management in setting long-term strategic goals, applicable measures of value-creation and milestones that will demonstrate progress, and steps taken if any obstacles are anticipated or incurred
•	ensuring the integrity of financial statements
•	making independent decisions regarding mergers, acquisitions and disposals
•	establishing appropriate executive compensation structures
•	addressing business issues, including environmental and social issues, when they have the potential to materially impact company reputation and performance
There should be clear definitions of the role of the board, the committees of the board and senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the best interest of shareholders. We will seek to engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company, or the performance of individual board members. We believe that when a company is not effectively addressing a material issue, its directors should be held accountable.
BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order for shareholders to assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:
•	current or former employment at the company or a subsidiary within the past several years
•	being, or representing, a shareholder with a substantial shareholding in the company
•	interlocking directorships
•	having any other interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to chair it or, where the chairman is also the CEO (or is otherwise not independent), an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders in those situations where a director is best placed to explain and justify a company’s approach.
To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the multiple dimensions of diversity, including personal factors such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. The board should review these dimensions of the current directors and how they might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the board forms committees of fully independent directors to deal with such matters. In many markets, these committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party or to investigate a significant adverse event.
Auditors and audit-related issues
Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.
The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor.

Capital structure, mergers, asset sales and other special transactions
The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.
Effective voting rights are central to the rights of ownership and we believe strongly in one vote for one share as a guiding principle that supports good corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting power should match economic exposure.
We are concerned that the creation of a dual share class may result in an over-concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying the potential conflict of interest, which the one share, one vote principle is designed to mitigate. However, we recognize that in certain circumstances, companies may have a valid argument for dual-class listings, at least for a limited period of time. We believe that such companies should review these dual-class structures on a regular basis or as company circumstances change. Additionally, they should receive shareholder approval of their capital structure on a periodic basis via a management proposal in the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and it is good practice to be approved by a separate vote of the non-conflicted shareholders.
BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We expect any so-called ‘shareholder rights plans’ proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter for continuation.
Compensation and benefits
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly generating sustainable long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation plans incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent board members accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance that drives shareholder returns. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when increases in total compensation at a company are justified solely on peer benchmarking rather than outperformance. We support incentive plans that foster the sustainable achievement of results relative to competitors. The vesting timeframes associated with incentive plans should facilitate a focus on long -term value creation. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.

Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.
Environmental and social issues
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well -managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses.
Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E&S risks and opportunities.
BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate -related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry -specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification processes in place should also be disclosed and discussed in this context.
BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:
1)	publish a disclosure in line with industry-specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and
2)	disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.
See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.
We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.
We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately.
Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors.
In deciding our course of action, we will assess the company’s disclosures and the nature of our engagement with the company on the issue over time, including whether:
•	The company has already taken sufficient steps to address the concern
•	The company is in the process of actively implementing a response
•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal
We do not see it as our role to make social or political judgments on behalf of clients. Our consideration of these E&S factors is consistent with protecting the long-term economic interest of our clients’ assets. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where local laws or regulations that significantly impact the company’s operations are contradictory or ambiguous to global norms.
Climate risk
Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long - term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate -related risks and opportunities.
We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.
Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time. In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures. In these instances, we may not support the proposal, but may vote against the election of relevant directors.
General corporate governance matters and shareholder protections
BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.
BLACKROCK’S OVERSIGHT OF ITS INVESTMENT STEWARDSHIP ACTIVITIES
Oversight
We hold ourselves to a very high standard in our investment stewardship activities, including proxy voting. This function is executed by a team called BlackRock Investment Stewardship (“BIS”) which is comprised of BlackRock employees who do not have other responsibilities other than their roles in BIS. BIS is considered an investment function. The team does not have sales responsibilities.
BlackRock maintains three regional advisory committees (“Stewardship Advisory Committees”) for (a) the Americas; (b) Europe, the Middle East and Africa (“EMEA”); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to the proxy voting guidelines covering markets within each respective region (“Guidelines”).
In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (“Global Committee”) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, BlackRock’s Deputy General Counsel, the Global Head of Investment Stewardship (“Global Head”), and other senior executives with relevant experience and team oversight.
The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Global Corporate Governance & Engagement Principles. The Global

Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.
In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as regular updates on material process issues, procedural changes and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and Guidelines.
BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and/or refer such matters to the appropriate regional Stewardship Advisory Committees for review, discussion and guidance prior to making a voting decision.
Vote execution
We carefully consider proxies submitted to funds and other fiduciary account(s) (“Fund” or “Funds”) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Stewardship Advisory Committees. BIS may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long - term economic interests of BlackRock’s clients.
In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by the Fund's portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.
In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share- blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.
As a consequence, BlackRock votes proxies on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.
Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item. Portfolio managers may from time to time reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.

Conflicts management policies and procedures
BIS maintains the following policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, the Fund or the Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:
•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions
•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions
•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock
•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock
•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock
•	BlackRock, Inc. board members who serve as senior executives of public companies held in Funds managed by BlackRock
BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:
•	Adopted the Guidelines which are designed to protect and enhance the economic value of the companies in which BlackRock invests on behalf of clients.
•	Established a reporting structure that separates BIS from employees with sales, vendor management or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including but not limited to our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met.
•	Determined to engage, in certain instances, an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent fiduciary provides BlackRock’s proxy voting agent with instructions, in accordance with the Guidelines, as to how to vote such proxies, and BlackRock’s proxy voting agent votes the proxy in accordance with the independent fiduciary’s determination. BlackRock uses an independent fiduciary to vote proxies of (i) any company that is affiliated with BlackRock, Inc., (ii) any public company that includes BlackRock employees on its board of directors, (iii) The PNC Financial Services Group, Inc., (iv) any public company of which a BlackRock, Inc. board member serves as a senior executive, and (v) companies when legal or regulatory requirements compel BlackRock to use an independent fiduciary. In selecting an independent fiduciary, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and vote in the best economic interest of our clients, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned votes in a timely manner. We may engage more than one independent fiduciary, in part in order to mitigate potential or perceived conflicts of interest at an independent fiduciary. The Global Committee appoints and reviews the performance of the independent fiduciar(ies), generally on an annual basis.
When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The decision whether to recall securities on loan to vote is based on a formal analysis of the revenue producing value to clients of loans, against the assessed economic value of casting votes. Generally, we expect that the likely economic value to clients of casting votes would be less than the securities lending income, either because, in our assessment, the resolutions being voted on will not have significant economic consequences or because the outcome would not be affected by BlackRock recalling loaned securities in order to vote. BlackRock also may, in our discretion, determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.
Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Voting guidelines
The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not indicate how BIS will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.
Reporting and vote transparency
We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report, an annual engagement and voting statistics report, and our full voting record to our website. On a quarterly basis, we publish regional reports which provide an overview of our investment stewardship engagement and voting activities during the quarter, including market developments, speaking engagements, and engagement and voting statistics. Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage.

Appendix A3 – BlackRock U.S. Proxy Voting Policies
BlackRock Investment Stewardship
Corporate Governance and Proxy Voting Guidelines for U.S. Securities
January 2020

Contents
Introduction	A-16
Voting guidelines	A-16
Boards and directors	A-16
- Director elections	A-16
- Independence	A-16
- Oversight	A-17
- Responsiveness to shareholders	A-17
- Shareholder rights	A-17
- Board composition and effectiveness	A-18
- Board size	A-19
- CEO and management succession planning	A-19
- Classified board of directors / staggered terms	A-19
- Contested director elections	A-19
- Cumulative voting	A-19
- Director compensation and equity programs	A-19
- Majority vote requirements	A-19
- Risk oversight	A-20
- Separation of chairman and CEO	A-20
Auditors and audit-related issues	A-20
Capital structure proposals	A-21
- Equal voting rights	A-21
- Blank check preferred stock	A-21
- Increase in authorized common shares	A-21
- Increase or issuance of preferred stock	A-21
- Stock splits	A-22
Mergers, asset sales, and other special transactions	A-22
- Poison pill plans	A-22
- Reimbursement of expenses for successful shareholder campaigns	A-22
Executive Compensation	A-22
- Advisory resolutions on executive compensation (“Say on Pay”)	A-23
- Advisory votes on the frequency of Say on Pay resolutions	A-23
- Claw back proposals	A-23
- Employee stock purchase plans	A-23
- Equity compensation plans	A-23
- Golden parachutes	A-23
- Option exchanges	A-24
- Pay-for-Performance plans	A-24
- Supplemental executive retirement plans	A-24
Environmental and social issues	A-24
- Climate risk	A-25
- Corporate political activities	A-26
General corporate governance matters	A-26
- Adjourn meeting to solicit additional votes	A-26
- Bundled proposals	A-26
- Exclusive forum provisions	A-26
- Multi-jurisdictional companies	A-26
- Other business	A-27
- Reincorporation	A-27
- IPO governance	A-27

Contents
Shareholder Protections	A-27
- Amendment to charter / articles / bylaws	A-27
- Proxy access	A-28
- Right to act by written consent	A-28
- Right to call a special meeting	A-28
- Simple majority voting	A-28

These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Corporate Governance Guidelines & Engagement Principles (See Appendix A2 of this SAI).
INTRODUCTION
BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and enhance the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock Investment Stewardship’s general philosophy and approach to corporate governance issues that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots, as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.
VOTING GUIDELINES
These guidelines are divided into eight key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:
•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure
•	Mergers, asset sales, and other special transactions
•	Executive compensation
•	Environmental and social issues
•	General corporate governance matters
•	Shareholder protections
BOARDS AND DIRECTORS
Director elections
In general, BlackRock supports the election of directors as recommended by the board in uncontested elections. However, we believe that when a company is not effectively addressing a material issue, its directors should be held account able. We may withhold votes from directors or members of particular board committees in certain situations, as indicated below.
Independence
We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating / governance committees, should be independent. Our view of independence may vary slightly from listing standards.
In particular, common impediments to independence in the U.S. may include:
•	Employment as a senior executive by the company or a subsidiary within the past five years
•	An equity ownership in the company in excess of 20%
•	Having any other interest, business, or relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
We may vote against directors serving on key committees that we do not consider to be independent.
When evaluating controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

Oversight
We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and / or individual directors in the following circumstances:
•	Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, this may apply to members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee
•	Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue
•	The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. However, this would not apply in the case of a controlled company
•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his / her reliability to represent the best long-term economic interests of shareholders
•	Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance
•	Where a director serves on an excess number of boards, which may limit his / her capacity to focus on each board’s requirements. The following illustrates the maximum number of boards on which a director may serve, before he / she is considered to be over-committed:

	Public Company CEO	# Outside Public Boards*	Total # of Public Boards
Director A	x	1	2
Director B		3	4

*	In addition to the company under review
Responsiveness to shareholders
We expect a board to be engaged and responsive to its shareholders. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:
•	The independent chair or lead independent director, members of the nominating / governance committee, and / or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and / or failure to promote adequate board succession planning
•	The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voted and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote
•	The independent chair or lead independent director and / or members of the nominating / governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests
Shareholder rights
We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:

•	The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without shareholder approval
•	The independent chair or lead independent director and members of the governance committee, where a board amends the charter / articles / bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights
•	Members of the compensation committee where the company has repriced options without shareholder approval
•	If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair that is not up for re-election, we will generally register our concern by withholding votes from all available members of the relevant committee
Board composition and effectiveness
We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating / governance committee.
Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of competing views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity including personal factors, such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.
We encourage boards to disclose their views on:
•	The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company
•	The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and / or assess candidates
•	The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and / or sensitive details
•	The consideration given to board diversity, including, but not limited to, gender, ethnicity, race, age, experience, geographic location, skills, and perspective in the nomination process
While we support regular board refreshment, we are not opposed in principle to long-tenured directors, nor do we believe that long board tenure is necessarily an impediment to director independence. A variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience.
Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.
Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.
To the extent that we believe that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, we may vote against the nominating / governance committee for an apparent lack of commitment to board effectiveness.

Board size
We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.
CEO and management succession planning
There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
Classified board of directors / staggered terms
We believe that directors should be re-elected annually and that classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be appropriate.
Without a voting mechanism to immediately address concerns of a specific director, we may choose to vote against or withhold votes from the available slate of directors by default (see “Shareholder rights” for additional detail).
Contested director elections
The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.
Cumulative voting
We believe that a majority vote standard is in the best long-term interest of shareholders. It ensures director accountability via the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Director compensation and equity programs
We believe that compensation for directors should be structured to attract and retain the best possible directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.
Majority vote requirements
BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Risk oversight
Companies should have an established process for identifying, monitoring, and managing key risks. Independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency around risk measurement, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and / or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Separation of chairman and CEO
We believe that independent leadership is important in the boardroom. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.
In the event that the board chooses a combined chair / CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role for an extended period of time to provide appropriate leadership balance to the chair / CEO.
The following table illustrates examples of responsibilities under each board leadership model:
	Combined Chair / CEO Model		Separate Chair Model
	Chair / CEO	Lead Director	Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors Authority to call meetings of independent directors Briefs CEO on issues arising from executive sessions	Authority to call full meetings of the board of directors
Agenda	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair / CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning
AUDITORS AND AUDIT-RELATED ISSUES
BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
CAPITAL STRUCTURE PROPOSALS
Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
Blank check preferred stock
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
•	Appears to have a legitimate financing motive for requesting blank check authority
•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
•	Has a history of using blank check preferred stock for financings
•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BlackRock considers industry-specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock where the terms of the preferred stock appear reasonable.
Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre- split levels). In the event of a proposal for a reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
MERGERS, ASSET SALES, AND OTHER SPECIAL TRANSACTIONS
BlackRock’s primary concern is the best long-term economic interests of shareholders. While merger, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
•	The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
•	There should be clear strategic, operational, and / or financial rationale for the combination
•	Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and / or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own
•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed.
These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
We generally vote in favor of shareholder proposals to rescind poison pills.
Reimbursement of expenses for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
EXECUTIVE COMPENSATION
We note that there are both management and shareholder proposals related to executive compensation. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.
Advisory resolutions on executive compensation (“Say on Pay”)
In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.

Advisory votes on the frequency of Say on Pay resolutions
BlackRock will generally support triennial pay frequency votes, but we defer to the board to determine the appropriate timeframe upon which pay should be reviewed. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to ensure overall pay and performance alignment. In a similar vein, we defer to the board to establish the most appropriate timeframe for review of pay structure, absent a change in strategy that would suggest otherwise.
However, we may support an annual pay frequency vote in some situations, for example, where we conclude that a company has failed to align pay with performance. In these circumstances, we will also consider voting against the compensation committee members.
Claw back proposals
We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. In addition to fraudulent acts, we also favor recoupment from any senior executive whose behavior caused direct financial harm to shareholders, reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of employee stock purchase plan (“ESPP”) qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock or an unvested award in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered.
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company. When determining whether to support or oppose an advisory vote on a golden parachute plan, we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:
•	Whether we believe that the triggering event is in the best interest of shareholders
•	Whether management attempted to maximize shareholder value in the triggering event
•	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment

•	Whether excessively large excise tax gross-up payments are part of the pay-out
•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.
Option exchanges
We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:
•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems
BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.
Pay-for-Performance plans
In order for executive compensation exceeding $1 million USD to qualify for federal tax deductions, related to Section 162(m) of the Internal Revenue Code of 1986, the Omnibus Budget Reconciliation Act (“OBRA”) requires companies to link compensation for the company’s top five executives to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.
Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
ENVIRONMENTAL AND SOCIAL ISSUES
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses. Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E&S risks and opportunities.
BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry-specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification process in place should also be disclosed and discussed in this context.
BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:
•	Publish disclosures in line with industry specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and
•	Disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.
See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.
We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.
We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately.
Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors. In deciding our course of action, we will assess the nature of our engagement with the company on the issue over time, including whether:
•	The company has already taken sufficient steps to address the concern
•	The company is in the process of actively implementing a response
•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal
We do not see it as our role to make social, ethical, or political judgments on behalf of clients, but rather, to protect the ir long-term economic interests as shareholders. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.
Climate risk
Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long- term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate-related risks and opportunities.
We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.
Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time. In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures. In these instances, we may not support the proposal, but may vote against the election of relevant directors.
Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.
When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may decide to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests, and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.
Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.
GENERAL CORPORATE GOVERNANCE MATTERS
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Exclusive forum provisions
BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the governance committee.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect that companies will disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, in particular where there is conflict between relevant market governance practices.
Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti- takeover protections, legal advantages, and / or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter / articles / bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
IPO governance
We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.
We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.
SHAREHOLDER PROTECTIONS
Amendment to charter / articles / bylaws
We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter / articles / bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights ( see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter / articles / bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter / articles / bylaws, we will consider in part the company’s and / or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support changes to the charter / articles / bylaws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.
Proxy access
We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.

In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.

Appendix B – Description of Fixed-Income Ratings
A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a NRSRO by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.
NRSROs may rate specific investments (e.g., bonds), issuers (e.g., corporations, governments and financial institutions) and/or programs (e.g., commercial paper programs). However, certain types of investments generally are not rated by NRSROs, such as certain government/sovereign obligations, US agency securities, commercial paper, time deposits at financial institutions, and derivative instruments such as credit default swaps. For these types of investments, as well as US Treasury securities (some of which are not rated), where a NRSRO has not rated the specific investment but has rated the investment’s issuer, program, financial institution or underlying reference asset, BFA may consider the investment to have the same NRSRO rating as its issuer, program, financial institution or underlying reference asset, as applicable. In the case of municipal securities, where one NRSRO provides multiple ratings for the same security (e.g., “underlying,” “insured” and/or “enhanced” ratings), BFA may consider the security to have the highest of the multiple ratings.
New issue securities (regardless of type) rarely are rated by a NRSRO at the time of their initial offering. Preliminary prospectuses or term sheets for new issue securities often include an expected rating for the security (as determined by the underwriter and/or issuer) or a NRSRO rating for the issuer of the security. If applicable, when deciding whether to purchase a new issue security that has not yet been rated by a NRSRO, BFA may attribute an expected rating to the security based on: (i) the expected rating of the security set forth in the preliminary prospectus or term sheet for the security; (ii) the NRSRO’s rating for the issuer of the security set forth in the preliminary prospectus or term sheet for the security; or (iii) with respect to asset-backed securities, the rating of a prior issuance having a similar structure or the same sponsor.
Where the investment objective of the Fund is to track the performance of an index that includes credit ratings eligibility criteria as part of its index methodology, the Fund may purchase any security within the index, such security having been determined by the index provider as meeting its credit ratings eligibility criteria. The credit ratings practices of an index provider may differ from BlackRock’s practices, as described above. Further, the Fund may invest, directly or indirectly, in securities that are not rated by a rating agency or securities with a credit rating that differs from the credit rating specified in its index methodology in various circumstances, including where a security is downgraded but not yet removed from an index, following the removal of a security from an index prior to its sale by the Fund or as a result of a corporate action or restructuring affecting an issuer of a security held by the Fund.
Fixed-income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities.
Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.
Securities deemed to be high yield are rated below Baa3 by Moody’s and below BBB- by S&P Global Ratings and Fitch.
The descriptions below relate to general long-term and short-term obligations of an issuer.
Moody’s Ratings
Long-Term Obligations
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Absence of Rating: Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.
Should no rating be assigned, the reason may be one of the following:
1. An application was not received or accepted.
2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.
3. There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody’s publications.
Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Short-Term Obligations
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations, generally with an original maturity not exceeding thirteen months.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
US Municipal Short-Term Debt Obligations
There are three rating categories for short-term municipal obligations that are considered investment-grade and are designated as Municipal Investment Grade (MIG). In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
S&P Global Ratings
Long-Term Obligations
AAA: An obligation rated AAA has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C: Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D: An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.
NR: NR indicates no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Short-Term Obligations

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.
Municipal Short-Term Obligations
An S&P U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
Fitch Ratings
Long-Term Obligations
AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. B ratings indicate that material credit risk is present.
CCC: Substantial credit risk. CCC ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. CC ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. C indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned RD or D ratings, but are instead rated in the B to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.
The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Short-Term Obligations (Corporate and Public Finance)
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
IS-SAI-___-___

iShares Trust

File Nos. 333-92935 and 811-09729

Part C

Other Information

Item 28. Exhibits:

PEA # 2,590

Exhibit Number	Description

(a.1)	Amended and Restated Agreement and Declaration of Trust, dated September 17, 2009, is incorporated herein by reference to Post-Effective Amendment No. 303, filed October 16, 2009 (“PEA No. 303”).

(a.2)	Restated Certificate of Trust, dated September 13, 2006, is incorporated herein by reference to Post-Effective Amendment No. 53, filed September 19, 2006.

(b)	Amended and Restated By-Laws, dated April 20, 2010, are incorporated herein by reference to Post-Effective Amendment No. 418, filed May 4, 2010.

(c)	Article II of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to PEA No. 303.

(d.1)	Investment Advisory Agreement, dated December 1, 2009, between the iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) is incorporated herein by reference to Post-Effective Amendment No. 354, filed December 28, 2009.

(d.2)	Schedule A to the Investment Advisory Agreement between the Trust and BFA is incorporated herein by reference to Post-Effective Amendment No. 2,585, filed September 22, 2022 (“PEA No. 2,585”).

(d.3)	Schedule A to the Investment Advisory Agreement between iShares, Inc. and BFA is incorporated herein by reference to Post-Effective Amendment No. 2,490, filed August 25, 2021.

(d.4)	Master Advisory Fee Waiver Agreement, dated December 1, 2009, between the Trust and BFA is incorporated herein by reference to Post-Effective Amendment No. 512, filed March 24, 2011.

(d.5)	Schedule A to the Master Advisory Fee Waiver Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,565, filed July 26, 2022 (“PEA No. 2,565”).

(d.6)	Form of Participation Agreement is incorporated herein by reference to Post-Effective Amendment No. 773, filed October 15, 2012.

(d.7)	Sub-Advisory Agreement, dated December 1, 2010, between BFA and BlackRock International Limited (“BIL”) is incorporated herein by reference to Post-Effective Amendment No. 529, filed April 21, 2011.

(d.8)	Exhibit A to the Sub-Advisory Agreement between BFA and BIL is incorporated herein by reference to Post-Effective Amendment No. 2,578, filed August 30, 2022 (“PEA No. 2,578”).

(d.9)	Sub-Advisory Agreement, dated March 12, 2019, between BFA and BlackRock (Singapore) Limited (“BRS”) is incorporated herein by reference to Post-Effective Amendment No. 2,076, filed April 2, 2019.

(d.10)	Appendix A to the Sub-Advisory Agreement between BFA and BRS is incorporated herein by reference to Post-Effective Amendment No. 2,523, filed February 24, 2022.

(e.1)	Distribution Agreement, dated February 3, 2012, between the Trust and BlackRock Investments, LLC (“BRIL”) is incorporated herein by reference to Post-Effective Amendment No. 921, filed July 10, 2013.

(e.2)	Exhibit A to the Distribution Agreement is incorporated herein by reference to PEA No. 2,585.

(f)	Not applicable.

(g.1)	Service Module for Custodial Services, dated April 13, 2018, is incorporated herein by reference to Post-Effective Amendment No. 1,956, filed August 28, 2018 (“PEA No. 1,956”).

(g.2)	Custody Services Agreement, dated November 18, 2021, among JPMorgan Chase Bank, N.A., the Trust, iShares, Inc., iShares U.S. ETF Trust and BlackRock Institutional Trust Company, N.A. (“BTC”) is incorporated herein by reference to Post-Effective Amendment No. 2,513, filed December 20, 2021.

(g.3)	Exhibit A to the Custody Services Agreement is incorporated herein by reference to PEA No. 2,585.

(h.1)	Master Services Agreement, dated April 13, 2018, between the Trust and State Street Bank and Trust Company (“State Street”) is incorporated herein by reference to PEA No. 1,956.

(h.2)	Exhibit A to the Master Services Agreement is incorporated herein by reference to PEA No. 2,585.

(h.3)	Service Module for Fund Administration and Accounting Services, dated April 13, 2018, is incorporated herein by reference to PEA No. 1,956.

(h.4)	Service Module for Transfer Agency Services, dated April 13, 2018, is incorporated herein by reference to PEA No. 1,956.

(h.5)	Fifth Amended and Restated Securities Lending Agency Agreement, dated January 1, 2022, among the Trust, iShares, Inc., iShares U.S. ETF Company, Inc., iShares U.S. ETF Trust and BTC is incorporated herein by reference to Post-Effective Amendment No. 2,519, filed January 21, 2022.

(h.6)	Schedule A to the Fifth Amended and Restated Securities Lending Agency Agreement is incorporated herein by reference to PEA No. 2,585.

(h.7)	Form of Master Securities Loan Agreement (including forms of Annexes and Schedules thereto) is incorporated herein by reference to Post-Effective Amendment No. 369, filed January 22, 2010.

(h.8)	Sublicense Agreement, dated June 30, 2017, among the Trust, iShares, Inc. and BFA for the BlackRock Index Services LLC Indexes, as that term is defined in the Agreement (“BlackRock Index Services LLC Sublicense Agreement”) is incorporated herein by reference to Post-Effective Amendment No. 1,792, filed August 1, 2017.

(h.9)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the C&S Indexes, as that term is defined in the Agreement (“C&S Sublicense Agreement”), is incorporated herein by reference to Post-Effective Amendment No. 1,512, filed October 21, 2015 (“PEA No. 1,512”).

(h.10)	Exhibit A to the C&S Sublicense Agreement is incorporated herein by reference to PEA No. 1,512.

(h.11)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the Dow Jones Indexes, as that term is defined in the Agreement (“Dow Jones Sublicense Agreement”), is incorporated herein by reference to PEA No. 1,512.

(h.12)	Exhibit A to the Dow Jones Sublicense Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,496, filed October 4, 2021 (“PEA No. 2,496”).

(h.13)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the Markit iBoxx indexes, as that term is defined in the Agreement (“Markit iBoxx Sublicense Agreement”), is incorporated herein by reference to Post-Effective Amendment No. 1,796, filed August 7, 2017 (“PEA No. 1,796”).

(h.14)	Exhibit A to the Markit iBoxx Sublicense Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,501, filed November 2, 2021.

(h.15)	Sublicense Agreement, dated March 15, 2018, among the Trust, iShares, Inc. and BFA for the Ice Data Indices, LLC indexes, as that term is defined in the Agreement (“Ice Data Sublicense Agreement”), is incorporated herein by reference to Post-Effective Amendment No. 1,885, filed March 19, 2018.

(h.16)	Exhibit A to the Ice Data Sublicense Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,564, filed July 26, 2022.

(h.17)	Amended and Restated Sublicense Agreement, dated August 14, 2017, among the Trust, iShares, Inc. and BFA for the Merrill Lynch Indexes, as that term is defined in the Agreement (“Merrill Lynch Sublicense Agreement”), is incorporated herein by reference to Post-Effective Amendment No. 1,840, filed October 23, 2017.

(h.18)	Exhibit A to the Merrill Lynch Sublicense Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,408, filed September 18, 2020.

(h.19)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the Morningstar Indexes, as that term is defined in the Agreement (“Morningstar Sublicense Agreement”), is incorporated herein by reference to PEA No. 1,796.

(h.20)	Exhibit A to the Morningstar Sublicense Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,536, filed April 8, 2022 (“PEA No. 2,536”).

(h.21)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the MSCI Indexes, as that term is defined in the Agreement (“MSCI Sublicense Agreement”), is incorporated herein by reference to PEA No. 1,796.

(h.22)	Exhibit A to the MSCI Sublicense Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,580, filed September 6, 2022.

(h.23)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the NASDAQ indexes, as that term is defined in the Agreement (“NASDAQ Sublicense Agreement”), is incorporated herein by reference to PEA No. 1,796.

(h.24)	Exhibit A to the NASDAQ Sublicense Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,478, filed June 29, 2021.

(h.25)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the Russell Indexes, as that term is defined in the Agreement (“Russell Sublicense Agreement”), is incorporated herein by reference to Post-Effective Amendment No. 1,795, filed August 2, 2017.

(h.26)	Exhibit A to the Russell Sublicense Agreement is incorporated herein by reference to PEA No. 2,496.

(h.27)	Amended and Restated Sublicense Agreement, dated September 23, 2015, among the Trust, iShares, Inc. and BFA for the S&P Indexes, as that term is defined in the Agreement (“S&P Sublicense Agreement”), is incorporated herein by reference to PEA No. 1,512.

(h.28)	Exhibit A to the S&P Sublicense Agreement is incorporated herein by reference PEA No. 2,512.

(h.29)	Form of BlackRock Rule 12d1-4 Fund of Funds Investment Agreement is incorporated herein by reference to Post-Effective Amendment No. 2,518, filed January 19, 2022.

(h.30)	12d1-4 Fund of Funds Investment Agreements between iShares Trust and the following registrants dated as of January 19, 2022, are incorporated herein by reference to Post-Effective Amendment No. 2,524, filed February 28, 2022:

AllianceBernstein Global High Income Fund, Inc.	Franklin Fund Allocator Series
AllianceBernstein National Municipal Income Fund, Inc.	Franklin Templeton ETF Trust
AB Multi-Manager Alternative Fund	Franklin Templeton Variable Insurance Products Trust
AB Bond Fund, Inc.	Legg Mason Partners Variable Equity Trust
AB Cap Fund, Inc.	FundX Investment Trust
AB Core Opportunities Fund, Inc.	The Glenmede Fund, Inc.
AB Corporate Shares	GMO Trust
AB Discovery Growth Fund, Inc.	GMO Benchmark-Free Fund
AB Equity Income Fund, Inc.	GMO Emerging Domestic Opportunities Fund
AB Fixed-Income Shares, Inc.	GMO Climate Change Fund
AB Global Bond Fund, Inc.	GMO Tax-Managed International Equities Fund
AB Global Real Estate Investment Fund, Inc.	GMO Strategic Opportunities Allocation Fund
AB Global Risk Allocation Fund, Inc.	GPS Funds I
AB High Income Fund, Inc.	GPS Funds II

AB Institutional Funds, Inc.	Savos Investments Trust
AB Large Cap Growth Fund, Inc.	Goldman Sachs Trust
AB Municipal Income Fund, Inc.	Goldman Sachs Variable Insurance Trust
AB Municipal Income Fund II	Goldman Sachs Trust II
AB Relative Value Fund, Inc.	Goldman Sachs ETF Trust
AB Sustainable Global Thematic Fund, Inc.	Goldman Sachs ETF Trust II
AB Sustainable International Thematic Fund, Inc.	Goldman Sachs MLP and Energy Renaissance Fund
AB Trust	Rydex Dynamic Funds
AB Variable Products Series Fund, Inc.	Rydex Series Funds
Sanford C. Bernstein Fund, Inc.	Rydex Variable Trust
Sanford C. Bernstein Fund II, Inc.	Guggenheim Funds Trust
Bernstein Fund, Inc.	Guggenheim Variable Funds Trust
The AB Portfolios	Guggenheim Strategy Funds Trust
Allspring Funds Trust	Transparent Value Trust
Alpha Architect ETF Trust	Guggenheim Active Allocation Fund
American Century Strategic Asset Allocations, Inc.	Guggenheim Energy & Income Fund
AMG Funds	Guggenheim Strategic Opportunities Fund
AMG Funds I	Guggenheim Taxable Municipal Bond & Investment
AMG Funds II	Grade Debt Trust
AMG Funds III	Guggenheim Unit Investment Trusts (Guggenheim Defined Portfolios)
AMG Funds IV Series	Horizon Funds
ETF Series Solutions	INDEXIQ ETF TRUST
Aspiriant Trust	Innealta Capital, LLC on behalf of Northern Lights Fund
Old Westbury Funds, Inc.	Trust II
BlackRock Allocation Target Shares	Invesco Growth Series
BlackRock Balanced Capital Fund, Inc.	Invesco Investment Funds
BlackRock Funds II	Invesco Unit Trusts
BlackRock Funds III	JNL Series Trust
BlackRock Variable Series Funds, Inc.	James Advantage Funds
BNY Mellon Absolute Insight Funds, Inc.	Janus Henderson Clayton Street Trust
Brighthouse Funds Trust I	Janus Investment Fund
Calamos Investment Trust	John Hancock Variable Insurance Trust
Calamos Long/Short Equity & Dynamic Income Trust	John Hancock Funds II
Calvert Variable Products, Inc.	JPMorgan Trust I
Calvert Social Investment Fund	JPMorgan Trust II
Cambria ETF Trust	J.P. Morgan Fleming Mutual Fund Group, Inc.
AdvisorOne Funds	JPMorgan Institutional Trust
Columbia Funds Series Trust	JPMorgan Insurance Trust

Columbia Funds Series Trust I	J.P. Morgan Mutual Fund Investment Trust
Columbia Funds Series Trust II	Undiscovered Managers Funds
Columbia Funds Variable Series Trust II	J.P. Morgan Exchange-Traded Fund Trust
Columbia Funds Variable Insurance Trust	JPMorgan Trust IV
Direxion Shares ETF Trus	The Lazard Funds, Inc.
Direxion Funds	Lincoln Variable Insurance Products Trust
Eaton Vance Growth Trust	Litman Gregory Funds Trust
Eaton Vance Mutual Funds Trust	Delaware Group Equity Funds IV
EQ ADVISORS TRUST	Delaware Group Equity Funds V
1290 FUNDS	Delaware Group Foundation Funds
Exchange Listed Funds Trust	Delaware Pooled Trust
ETF Series Solutions	Delaware VIP Trust
E-Valuator Funds Trust	Ivy Variable Insurance Portfolio
Fidelity Advisor Series	InvestEd Portfolios
Fidelity Advisor Series VI	Ivy Funds
Fidelity Advisor Series VII	Madison Funds
Fidelity Beacon Street Trust	Ultra Series Fund
Fidelity Capital Trust	Northern Lights Fund Trust II
Fidelity Central Investment Portfolios LLC	MML Series Investment Fund II
Fidelity Concord Street Trust	Morningstar Funds Trust
Fidelity Congress Street Fund	Milliman Variable Insurance Trust
Fidelity Contrafund	Nationwide Mutual Funds
Fidelity Commonwealth Trust	Nationwide Variable Insurance Trust
Fidelity Commonwealth Trust I	Natixis Funds Trust IV
Fidelity Covington Trust	Natixis Funds Trust II
Fidelity Destiny Portfolios	Neuberger Berman Alternative Funds
Fidelity Devonshire Trust	Neuberger Berman Equity Funds
Fidelity Exchange Fund	Neuberger Berman Income Funds
Fidelity Financial Trust	Neuberger Berman Advisers Management Trust
Fidelity Hanover Street Trust	Neuberger Berman ETF Trust
Fidelity Hastings Street Trust	North Square Funds
Fidelity Investment Trust	Northern Lights Fund Trust III
Fidelity Magellan Fund	Northwestern Mutual Series Fund, Inc.
Fidelity Mt. Vernon Street Trust	FlexShares Trust
Fidelity Puritan Trust	Northern Funds
Fidelity Securities Fund	MainStay Funds Trust
Fidelity Select Portfolios	MainStay VP Funds Trust
Fidelity Summer Street Trust	Ohio National Fund, Inc.

Fidelity Trend Fund	Pax World Funds Series Trust I and Pax World Funds
Variable Insurance Products Fund	Series Trust III
Variable Insurance Products Fund II	PFM Multi-Manager Series Trust
Variable Insurance Products Fund III	PIMCO Equity Series
Variable Insurance Products Fund IV	PIMCO Funds
Fidelity Aberdeen Street Trust	PIMCO Variable Insurance Trust
Fidelity Advisor Series II	Principal Variable Contracts Funds, Inc.
Fidelity Advisor Series IV	Principal Funds, Inc.
Fidelity Boylston Street Trust	ProFunds
Fidelity California Municipal Trust	ProShares Trust
Fidelity California Municipal Trust II	Prudential Investment Portfolios 3
Fidelity Central Investment Portfolios II LLC	Prudential Investment Portfolios 16
Fidelity Charles Street Trust	Advanced Series Trust
Fidelity Colchester Street Trust	Salient MF Trust
Fidelity Court Street Trust	Forward Funds
Fidelity Court Street Trust II	Salient Midstream & MLP Fund
Fidelity Garrison Street Trust	Schwab Capital Trust
Fidelity Hereford Street Trust	Schwab Annuity Portfolios
Fidelity Income Fund	Securian Funds Trust
Fidelity Massachusetts Municipal Trust	SEI Institutional Managed Trust
Fidelity Merrimack Street Trust	SEI Institutional Investments Trust
Fidelity Money Market Trust	SEI Institutional International Trust
Fidelity Municipal Trust	Adviser Managed Trust
Fidelity Municipal Trust II	SSGA Active Trust
Fidelity Newbury Street Trust	Sterling Capital Funds
Fidelity New York Municipal Trust	SunAmerica Series Trust
Fidelity New York Municipal Trust II	Symmetry Panoramic Trust
Fidelity Oxford Street Trust	Thrivent Mutual Funds
Fidelity Oxford Street Trust II	Thrivent Series Fund, Inc.
Fidelity Phillips Street Trust	Thrivent Core Funds
Fidelity Revere Street Trust	Transamerica Funds
Fidelity Salem Street Trust	Transamerica Series Trust
Fidelity School Street Trust	Transamerica ETF Trust
Fidelity Union Street Trust	Northern Lights Fund Trust
Fidelity Union Street Trust II	Northern Lights Variable Trust
Variable Insurance Products Fund V	VanEck ETF Trust
Federated Hermes Fixed Income Securities, Inc.	Victory Portfolios
Federated Hermes MDT Series	Victory Portfolios II

Federated Hermes Global Allocation Fund	Victory Variable Insurance Funds
Federated Hermes Insurance Series	USAA Mutual Funds Trust
Fidelity Rutland Square Trust II	Virtus Strategy Trust
FT Series	Voya Balanced Portfolio, Inc.
First Trust Exchange-Traded Fund	Voya Equity Trust
First Trust Exchange-Traded Fund II	Voya Investors Trust
First Trust Exchange-Traded Fund III	Voya Mutual Funds
First Trust Exchange-Traded Fund IV	Voya Partners, Inc.
First Trust Exchange-Traded Fund V	Voya Separate Portfolios Trust
First Trust Exchange-Traded Fund VI	Voya Strategic Allocation Portfolios, Inc.
First Trust Exchange-Traded Fund VII	The Arbitrage Funds
First Trust Exchange-Traded Fund VIII	AltShares Trust
First Trust Series Fund	Absolute Shares Trust
First Trust Variable Insurance Trust	WesMark Funds
William Blair Funds
Wilmington Funds

(h.30.1)	Schedule A to the 12d1-4 Fund of Funds Investment Agreement between iShares Trust and the Morningstar Funds Trust, amended April 6, 2022, is incorporated herein by reference to Post-Effective Amendment No. 2,542, filed April 22, 2022.

(h.31)	12d1-4 Fund of Funds Investment Agreement between iShares Trust and Voya Balanced Portfolio, Inc., Voya Equity Trust, Voya Investors Trust, Voya Mutual Funds, Voya Partners, Inc., Voya Separate Portfolios Trust, and Voya Strategic Allocation Portfolios, Inc., dated as of January 19, 2022, is incorporated herein by reference to Post-Effective Amendment No. 2,530, filed March 23, 2022 (“PEA No. 2,530”).

(h.32)	12d1-4 Fund of Funds Investment Agreement between iShares Trust and Carillon Family of Funds, dated as of February 17, 2022, is incorporated herein by reference to PEA No. 2,530.

(h.33)	ETF Services Agreement, dated February 16, 2022, by and among BFA, iShares, Inc., the Trust, iShares U.S. ETF Trust, and BRIL is incorporated herein by reference to Post-Effective Amendment No. 2,538 filed April 12, 2022.

(h.34)	Exhibit A to the ETF Services Agreement is incorporated herein by reference to PEA No. 2,585.

(h.35)	Form of Master Services Agreement, dated December 7, 2021 related to the Trust for Citibank, N.A. The Bank of New York Mellon, and for JPMorgan Chase Bank, N.A., respectively is incorporated herein by reference to PEA No. 2,565.

(h.36)	Form of Sublicense Agreement between the Trust and BFA for the JPMorgan Indexes incorporated herein by reference to PEA No. 2,578.

(i)	Legal Opinion and Consent of Richards, Layton & Finger, P.A. to be filed by amendment.

(j)	Not applicable.

(k)	Not applicable.

(l.1)	Subscription Agreement, dated April 20, 2000, between the Trust and SEI Investments Distribution Co. is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000 (“PEA No. 2”).

(l.2)	Letter of Representations, dated April 14, 2000, between the Trust and the Depository Trust Company (“DTC”) is incorporated herein by reference to PEA No. 2.

(l.3)	Amendment of Letter of Representations, dated January 9, 2001, between the Trust and DTC for iShares Nasdaq Biotechnology Index Fund and iShares Cohen & Steers Realty Majors Index Fund is incorporated herein by reference to Post-Effective Amendment No. 11, filed July 2, 2001.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p.1)	Code of Ethics for Fund Access Persons and Code of Ethics for BRIL is incorporated herein by reference to PEA No. 2,536.

(q.1)	Powers of Attorney, each dated June 15, 2022, for Armando Senra, Salim Ramji, Jane D. Carlin, Cecilia H. Herbert, John E. Kerrigan, John E. Martinez, Madhav V. Rajan, Robert S. Kapito, Drew E. Lawton, Richard L. Fagnani and Trent W. Walker are incorporated herein by reference to Post-Effective Amendment No. 2,556, filed June 27, 2022 (“PEA No. 2,556”).

(q.2)	Officer’s Certificate is incorporated herein by reference to PEA No. 2,556.

Item 29. Persons Controlled By or Under Common Control with Registrant:

None.

Item 30. Indemnification:

The Trust (also referred to in this section as the “Fund”) is organized as a Delaware statutory trust and is operated pursuant to an Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) that permits the Trust to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”).

Section 10.2 of the Declaration of Trust:

The Declaration of Trust provides that every person who is, or has been, a trustee or officer of the Trust (a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid in connection with any claim, action, suit, proceeding in which he or she becomes involved as a party or otherwise by virtue of being or having been a trustee or officer and against amounts paid as incurred in the settlement thereof. However, no indemnification shall be provided to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (a) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (b) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office: (a) by the court or other body approving the settlement; (b) by at least a majority of those trustees who neither are “interested persons” (as defined in the 1940 Act) of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (c) by written opinion of independent legal counsel based upon a review of readily-available facts (as opposed to a full trial-type inquiry); provided, however, that any shareholder, by appropriate legal proceedings, may challenge any such determination by the trustees or by independent counsel.

Article IX of the Registrant’s Amended and Restated By-Laws:

The Amended and Restated By-Laws provides that the Trust may purchase and maintain insurance on behalf of any Covered Person or employee of the Trust, including any Covered Person or employee of the Trust who is or was serving at the request of the Trust as a trustee, officer, or employee of a corporation, partnership, association, joint venture, trust, or other enterprise, against any liability asserted against and incurred by such Covered Person or employee in any such capacity or arising out of his or her status as such, whether or not the trustees would have the power to indemnify him or her against such liability. The Trust may not acquire or obtain a contract for insurance that protects or purports to protect any trustee or officer of the Trust against any liability to the Trust or its Shareholders to which such trustee or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

1933 Act:

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

For each Fund that has State Street as its administrator, custodian and transfer agent:

Section 17 of the Master Services Agreement between Registrant and State Street:

The Master Services Agreement provides that State Street will indemnify, defend and hold harmless the applicable Fund, its Affiliates, and its respective officers, directors, employees, agents and permitted successors and assigns from any and all damages, fines, penalties, deficiencies, losses, liabilities (including judgments and amounts reasonably paid in settlement) and expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other reasonable fees and expenses of litigation or other proceedings or of any claim, default or assessment) (“Losses”) arising from or in connection with any third party claim or threatened third party claim to the extent that such Losses are based on or arising out of any of the following: (a) breach by State Street or any State Street Personnel of any of its data protection, information security or confidentiality obligations hereunder or under a Service Module to which such Fund is a signatory; (b) any claim of infringement or misappropriation of any Intellectual Property Right alleged to have occurred because of systems or other Intellectual Property provided by or on behalf of State Street or based upon the performance of the Services (collectively, the “State Street Infringement Items”), except to the extent that such infringement or misappropriation relates to or results from; (i) changes made by any Fund or by a third party at the direction of a Fund to the State Street Infringement Items; (ii) changes to the State Street Infringement Items recommended by State Street and not made due to a request from any Fund, provided that State Street has notified such Fund that failure to implement such recommendation would result in infringement within a reasonable amount of time for such Fund to so implement following such notification; (iii) any Fund’s combination of the State Street Infringement Items with products or services not provided or approved in writing by State Street, except to the extent such combination arises out of any Fund’s use of the State Street Infringement Items in a manner consistent with the applicable business requirements documentation; (iv) designs or specifications that in themselves infringe and that are provided by or at the direction of any Fund (except in the event of a knowing infringement by State Street); or (v) use by a Fund of any of the State Street Infringement Items in a manner that is not consistent with the applicable business requirements documentation or otherwise not permitted under the Master Services Agreement or any Service Module; (c) any claim or action by, on behalf of, or related to, any prospective, then-current or former employees of State Street, arising from or in connection with a Service Module to which a Fund is a signatory, including: (i) any claim arising under occupational health and safety, worker’s compensation, ERISA or other applicable Law; (ii) any claim arising from the interview or hiring practices, actions or omissions of employees of State Street; (iii) any claim relating to any violation by employees of State Street, or its respective officers, directors, employees, representatives or agents, of any Law or any common law protecting persons or members of protected classes or categories, such laws or regulations prohibiting discrimination or harassment on the basis of a protected characteristic; and (iv) any claim based on a theory that such Fund is an employer or joint employer of any such prospective, then-current or former employees of State Street; (d) the failure by State Street to obtain, maintain, or comply with any governmental approvals as required under the Master Services Agreement and/or a Service Module to which such Fund is a signatory or such other failures as otherwise agreed by the Parties from time to time; (e) claims by third parties arising from claims by governmental authorities against such Customer for fines, penalties, sanctions, late fees or other remedies to the extent arising from or in connection with State Street’s failure to perform its responsibilities under the Master Services Agreement or any Service Module (except to the extent a Fund is not permitted as a matter of public policy to have such an indemnity for financial penalties arising from criminal actions); (f) claims by clients of State Street relating to services, products or systems provided by State Street or a Subcontractor to such client(s) in a shared or leveraged environment; (g) any claim initiated by an Affiliate or potential or actual Subcontractor of State Street asserting rights in connection with a Service Module to which such Fund is a signatory; or (h) other claims as otherwise agreed by the Parties from time to time.

Each Party will indemnify, defend and hold harmless the other Party and their respective officers, directors, employees, agents, successors and assigns from any and all Losses arising from or in connection with any of the following, including Losses arising from or in connection with any third party claim or threatened third party claim: (a) the death or bodily injury of an agent, employee, customer, business invitee or business visitor or other person caused by the tortious or criminal conduct of the other Party; or (b) the damage, loss or destruction of real or tangible personal property caused by the tortious or criminal conduct of the other Party.

For each Fund that has Citibank, N.A. as its administrator, custodian and transfer agent:

Section 21 of the Master Services Agreement between Registrant and Citibank, N.A.:

The Master Services Agreement provides that, subject to Article 21 and Article 22 of the Master Services Agreement, Citibank, N.A. will indemnify, defend and hold harmless BFA and the Funds and their respective Affiliates, and their and their Affiliates’ respective officers, directors, employees, agents and permitted successors and assigns from any and all damages, fines, penalties, deficiencies, losses, liabilities (including judgments and amounts reasonably paid in settlement) and expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other reasonable fees and expenses of litigation or other proceedings or of any claim, default or assessment) (“Losses”) arising from or in connection with any third party claim or threatened third party claim to the extent that such Losses are based on or arising out of any of the following: (a) material breach by Citibank, N.A. (in its capacity as Citibank, N.A., Foreign Custody Manager or any other capacity under this Agreement), any Citibank, N.A. Personnel or any Subcontractor of any of its obligations hereunder (including data protection, information security or confidentiality obligations), under any Sub-Custodian Agreement or under the Standard of Care; (b) other than as provided in Section 3.7(b) any action or omission to act by (i) a Sub-Custodian that is an Affiliate of Citibank, N.A. or (ii) a Sub-Custodian that is not an Affiliate of Citibank, N.A. and was selected, retained, monitored or used by Citibank, N.A. with the failure to exercise the required Standard of Care; (c) any third party claim of infringement or misappropriation of any Intellectual Property Rights (including any Independent Work) resulting from or alleged to have occurred because of the use or other exploitation of any deliverables provided by or on behalf of Citibank, N.A. (including by any of its Affiliates or Subcontractors), including any Citibank, N.A. Technology (including any derivatives thereof), Work Product, Independent Work (including any derivatives thereof) or other developments created by any Citibank, N.A. Personnel or based upon the performance of the Services (collectively, the “Citibank, N.A. Infringement Items”), except to the extent that such infringement or misappropriation relates to or results from: (i) changes made by any Fund or by a third party at the direction of a Fund to the Citibank, N.A. Infringement Items; (ii) changes to the Citibank, N.A. Infringement Items recommended by Citibank, N.A. and not made due to a request from any Fund, provided that Citibank, N.A. has notified such Fund that failure to implement such recommendation would result in infringement within a reasonable amount of time for such Fund to so implement following such notification; (iii) any Fund’s combination of the Citibank, N.A. Infringement Items with products or services not provided or approved in writing by Citibank, N.A., except to the extent such combination arises out of any Fund’s use of the Citibank, N.A. Infringement Items in a manner consistent with the applicable business requirements documentation; (iv) designs or specifications that in themselves infringe and that are provided by or at the direction of any Fund (except in the event that Citibank, N.A., at the time of receiving such direction, knows or reasonably should know that an infringement or misappropriation would occur if such designs or specifications are implemented); or (v) use or distribution by a Fund of any of the Citibank, N.A. Infringement Items in a manner that is not consistent with the applicable business requirements documentation or otherwise not permitted under the Master Services Agreement; (d) any employment-related claim or action by, on behalf of, or related to, any prospective, then-current or former Citibank, N.A. Personnel, arising from or in connection herewith, including: (i) any claim arising under occupational health and safety, worker’s compensation or other similar applicable Law; (ii) any claim arising from the interview or hiring practices, actions or omissions of employees of Citibank, N.A.; (iii) any claim relating to any violation by Citibank, N.A., its Affiliates, or their respective officers, directors, employees, representatives or agents of any Law or any common law protecting persons or members of protected classes or categories, such laws or regulations prohibiting discrimination or harassment on the basis of a protected characteristic; and (iv) any claim based on a theory that such Fund is an employer or joint employer of any such prospective, then current or former employee of Citibank, N.A.; (e) the failure by Citibank, N.A. to obtain, maintain, or comply with any governmental approvals as required under this Agreement or Citibank, N.A. Laws; (f) such other failures as otherwise agreed by the Parties from time to time; (g) claims by any Governmental Authority against a Fund or a shareholder for fines, penalties, sanctions, late fees or other remedies to the extent arising from or in connection with Citibank, N.A.’s failure to perform its responsibilities under this Agreement, or claims by third parties arising from such claims by Governmental Authorities (except to the extent a Fund is not permitted as a matter of public policy to have such an indemnity for financial penalties arising from criminal actions); (h) claims by clients of Citibank, N.A. relating to services, products or systems provided by Citibank, N.A. or a Subcontractor to such client(s) in a shared or leveraged environment; (i) any claim relating to the handling and processing of any and all immigration and employment related issues and requirements arising in connection with the Citibank, N.A. Personnel (whether located in the United States or elsewhere); (j) any third party claim based on or arising out of negligence, fraud or willful acts or omissions of or by Citibank, N.A. or Citibank, N.A. Personnel with respect to the performance of the Services; (k) any claim initiated by an Affiliate or potential or actual Subcontractor of Citibank, N.A. asserting rights in connection herewith; or (l) other claims as otherwise agreed by the Parties from time to time.

Each Party will indemnify, defend and hold harmless the other Party and its respective officers, directors, employees, agents, successors and assigns from any and all Losses arising from or in connection with any of the following, including Losses arising from or in connection with any third party claim or threatened third party claim: (a) the death or bodily injury of an agent, employee, customer, business invitee or business visitor or other person caused by the tortious or criminal conduct of the other Party; or (b) the damage, loss or destruction of real or tangible personal property caused by the tortious or criminal conduct of the other Party.

For each Fund that has JPMorgan Chase Bank, N.A. as its administrator, custodian and transfer agent:

Section 21 of the Master Services Agreement between Registrant and JPMorgan Chase Bank, N.A:

The Master Services Agreement provides that, subject to Article 21 and Article 22 of the Master Services Agreement, JPMorgan Chase Bank, N.A. will indemnify, defend and hold harmless BFA and the Funds and their respective Affiliates, and their and their Affiliates’ respective officers, directors, employees, agents and permitted successors and assigns from any and all damages, fines, penalties, deficiencies, losses, liabilities (including judgments and amounts reasonably paid in settlement) and expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other reasonable fees and expenses of litigation or other proceedings or of any claim, default or assessment) (“Losses”) arising from or in connection with any third party claim or threatened third party claim to the extent that such Losses are based on or arising out of any of the following: (a) material breach by JPMorgan Chase Bank, N.A. (in its capacity as JPMorgan Chase Bank, N.A., Foreign Custody Manager or any other capacity under this Agreement), any JPMorgan Chase Bank, N.A. Personnel or any Subcontractor of any of its obligations hereunder (including data protection, information security or confidentiality obligations), under any Sub-Custodian Agreement or under the Standard of Care; (b) other than as provided in Section 3.7(b) any action or omission to act by (i) a Sub-Custodian that is an Affiliate of JPMorgan Chase Bank, N.A. or (ii) a Sub-Custodian that is not an Affiliate of JPMorgan Chase Bank, N.A. and was selected, retained, monitored or used by JPMorgan Chase Bank, N.A. with the failure to exercise the required Standard of Care; (c) any third party claim of infringement or misappropriation of any Intellectual Property Rights (including any Independent Work) resulting from or alleged to have occurred because of the use or other exploitation of any deliverables provided by or on behalf of JPMorgan Chase Bank, N.A. (including by any of its Affiliates or Subcontractors), including any JPMorgan Chase Bank, N.A. Technology (including any derivatives thereof), Work Product, Independent Work (including any derivatives thereof) or other developments created by any JPMorgan Chase Bank, N.A. Personnel or based upon the performance of the Services (collectively, the “JPMorgan Chase Bank, N.A. Infringement Items”), except to the extent that such infringement or misappropriation relates to or results from: (i) changes made by any Fund or by a third party at the direction of a Fund to the JPMorgan Chase Bank, N.A. Infringement Items; (ii) changes to the JPMorgan Chase Bank, N.A. Infringement Items recommended by JPMorgan Chase Bank, N.A. and not made due to a request from any Fund, provided that JPMorgan Chase Bank, N.A. has notified such Fund that failure to implement such recommendation would result in infringement within a reasonable amount of time for such Fund to so implement following such notification; (iii) any Fund’s combination of the JPMorgan Chase Bank, N.A. Infringement Items with products or services not provided or approved in writing by JPMorgan Chase Bank, N.A., except to the extent such combination arises out of any Fund’s use of the JPMorgan Chase Bank, N.A. Infringement Items in a manner consistent with the applicable business requirements documentation; (iv) designs or specifications that in themselves infringe and that are provided by or at the direction of any Fund (except in the event that JPMorgan Chase Bank, N.A., at the time of receiving such direction, knows or reasonably should know that an infringement or misappropriation would occur if such designs or specifications are implemented); or (v) use or distribution by a Fund of any of the JPMorgan Chase Bank, N.A. Infringement Items in a manner that is not consistent with the applicable business requirements documentation or otherwise not permitted under the Master Services Agreement; (d) any employment-related claim or action by, on behalf of, or related to, any prospective, then-current or former JPMorgan Chase Bank, N.A. Personnel, arising from or in connection herewith, including: (i) any claim arising under occupational health and safety, worker’s compensation or other similar applicable Law; (ii) any claim arising from the interview or hiring practices, actions or omissions of employees of JPMorgan Chase Bank, N.A.; (iii) any claim relating to any violation by JPMorgan Chase Bank, N.A., its Affiliates, or their respective officers, directors, employees, representatives or agents of any Law or any common law protecting persons or members of protected classes or categories, such laws or regulations prohibiting discrimination or harassment on the basis of a protected characteristic; and (iv) any claim based on a theory that such Fund is an employer or joint employer of any such prospective, then current or former employee of JPMorgan Chase Bank, N.A.; (e) the failure by JPMorgan Chase Bank, N.A. to obtain, maintain, or comply with any governmental approvals as required under this Agreement or JPMorgan Chase Bank, N.A. Laws; (f) such other failures as otherwise agreed by the Parties from time to time; (g) claims by any Governmental Authority against a Fund or a shareholder for fines, penalties, sanctions, late fees or other remedies to the extent arising from or in connection with JPMorgan Chase Bank, N.A.’s failure to perform its responsibilities under this Agreement, or claims by third parties arising from such claims by Governmental Authorities (except to the extent a Fund is not permitted as a matter of public policy to have such an indemnity for financial penalties arising from criminal actions); (h) claims by clients of JPMorgan Chase Bank, N.A. relating to services, products or systems provided by JPMorgan Chase Bank, N.A. or a Subcontractor to such client(s) in a shared or leveraged environment; (i) any claim relating to the handling and processing of any and all immigration and employment related issues and requirements arising in connection with the JPMorgan Chase Bank, N.A. Personnel (whether located in the United States or elsewhere); (j) any third party claim based on or arising out of negligence, fraud or willful acts or omissions of or by JPMorgan Chase Bank, N.A. or JPMorgan Chase Bank, N.A. Personnel with respect to the performance of the Services; (k) any claim initiated by an Affiliate or potential or actual Subcontractor of JPMorgan Chase Bank, N.A. asserting rights in connection herewith; or (l) other claims as otherwise agreed by the Parties from time to time.

Each Party will indemnify, defend and hold harmless the other Party and its respective officers, directors, employees, agents, successors and assigns from any and all Losses arising from or in connection with any of the following, including Losses arising from or in connection with any third party claim or threatened third party claim: (a) the death or bodily injury of an agent, employee, customer, business invitee or business visitor or other person caused by the tortious or criminal conduct of the other Party; or (b) the damage, loss or destruction of real or tangible personal property caused by the tortious or criminal conduct of the other Party.

For each Fund that has The Bank of New York Mellon as its administrator, custodian and transfer agent:

Section 21 of the Master Services Agreement between Registrant and The Bank of New York Mellon:

The Master Services Agreement provides that, subject to Article 21 and Article 22 of the Master Services Agreement, The Bank of New York Mellon, N.A. will indemnify, defend and hold harmless BFA and the Funds and their respective Affiliates, and their and their Affiliates’ respective officers, directors, employees, agents and permitted successors and assigns from any and all damages, fines, penalties, deficiencies, losses, liabilities (including judgments and amounts reasonably paid in settlement) and expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other reasonable fees and expenses of litigation or other proceedings or of any claim, default or assessment) (“Losses”) arising from or in connection with any third party claim or threatened third party claim to the extent that such Losses are based on or arising out of any of the following: (a) material breach by The Bank of New York Mellon, N.A. (in its capacity as The Bank of New York Mellon, N.A., Foreign Custody Manager or any other capacity under this Agreement), any The Bank of New York Mellon, N.A. Personnel or any Subcontractor of any of its obligations hereunder (including data protection, information security or confidentiality obligations), under any Sub-Custodian Agreement or under the Standard of Care; (b) other than as provided in Section 3.7(b) any action or omission to act by (i) a Sub-Custodian that is an Affiliate of The Bank of New York Mellon, N.A. or (ii) a Sub-Custodian that is not an Affiliate of The Bank of New York Mellon, N.A. and was selected, retained, monitored or used by The Bank of New York Mellon, N.A. with the failure to exercise the required Standard of Care; (c) any third party claim of infringement or misappropriation of any Intellectual Property Rights (including any Independent Work) resulting from or alleged to have occurred because of the use or other exploitation of any deliverables provided by or on behalf of The Bank of New York Mellon, N.A. (including by any of its Affiliates or Subcontractors), including any The Bank of New York Mellon, N.A. Technology (including any derivatives thereof), Work Product, Independent Work (including any derivatives thereof) or other developments created by any The Bank of New York Mellon, N.A. Personnel or based upon the performance of the Services (collectively, the “The Bank of New York Mellon, N.A. Infringement Items”), except to the extent that such infringement or misappropriation relates to or results from: (i) changes made by any Fund or by a third party at the direction of a Fund to The Bank of New York Mellon, N.A. Infringement Items; (ii) changes to The Bank of New York Mellon, N.A. Infringement Items recommended by The Bank of New York Mellon, N.A. and not made due to a request from any Fund, provided that The Bank of New York Mellon, N.A. has notified such Fund that failure to implement such recommendation would result in infringement within a reasonable amount of time for such Fund to so implement following such notification; (iii) any Fund’s combination of The Bank of New York Mellon, N.A. Infringement Items with products or services not provided or approved in writing by The Bank of New York Mellon, N.A., except to the extent such combination arises out of any Fund’s use of The Bank of New York Mellon, N.A. Infringement Items in a manner consistent with the applicable business requirements documentation; (iv) designs or specifications that in themselves infringe and that are provided by or at the direction of any Fund (except in the event that The Bank of New York Mellon, N.A., at the time of receiving such direction, knows or reasonably should know that an infringement or misappropriation would occur if such designs or specifications are implemented); or (v) use or distribution by a Fund of any of The Bank of New York Mellon, N.A. Infringement Items in a manner that is not consistent with the applicable business requirements documentation or otherwise not permitted under the Master Services Agreement; (d) any employment-related claim or action by, on behalf of, or related to, any prospective, then-current or former The Bank of New York Mellon, N.A. Personnel, arising from or in connection herewith, including: (i) any claim arising under occupational health and safety, worker’s compensation or other similar applicable Law; (ii) any claim arising from the interview or hiring practices, actions or omissions of employees of The Bank of New York Mellon, N.A.; (iii) any claim relating to any violation by The Bank of New York Mellon, N.A., its Affiliates, or their respective officers, directors, employees, representatives or agents of any Law or any common law protecting persons or members of protected classes or categories, such laws or regulations prohibiting discrimination or harassment on the basis of a protected characteristic; and (iv) any claim based on a theory that such Fund is an employer or joint employer of any such prospective, then current or former employee of The Bank of New York Mellon, N.A.; (e) the failure by The Bank of New York Mellon, N.A. to obtain, maintain, or comply with any governmental approvals as required under this Agreement or The Bank of New York Mellon, N.A. Laws; (f) such other failures as otherwise agreed by the Parties from time to time; (g) claims by any Governmental Authority against a Fund or a shareholder for fines, penalties, sanctions, late fees or other remedies to the extent arising from or in connection with The Bank of New York Mellon, N.A.’s failure to perform its responsibilities under this Agreement, or claims by third parties arising from such claims by Governmental Authorities (except to the extent a Fund is not permitted as a matter of public policy to have such an indemnity for financial penalties arising from criminal actions); (h) claims by clients of The Bank of New York Mellon, N.A. relating to services, products or systems provided by The Bank of New York Mellon, N.A. or a Subcontractor to such client(s) in a shared or leveraged environment; (i) any claim relating to the handling and processing of any and all immigration and employment related issues and requirements arising in connection with The Bank of New York Mellon, N.A. Personnel (whether located in the United States or elsewhere); (j) any third party claim based on or arising out of negligence, fraud or willful acts or omissions of or by The Bank of New York Mellon, N.A. or The Bank of New York Mellon, N.A. Personnel with respect to the performance of the Services; (k) any claim initiated by an Affiliate or potential or actual Subcontractor of The Bank of New York Mellon, N.A. asserting rights in connection herewith; or (l) other claims as otherwise agreed by the Parties from time to time.

Each Party will indemnify, defend and hold harmless the other Party and its respective officers, directors, employees, agents, successors and assigns from any and all Losses arising from or in connection with any of the following, including Losses arising from or in connection with any third party claim or threatened third party claim: (a) the death or bodily injury of an agent, employee, customer, business invitee or business visitor or other person caused by the tortious or criminal conduct of the other Party; or (b) the damage, loss or destruction of real or tangible personal property caused by the tortious or criminal conduct of the other Party.

Section 8.02 of the Distribution Agreement between Registrant and BRIL:

The Distribution Agreement provides that the Trust agrees to indemnify, defend and hold harmless, BRIL, each of its directors, officers, principals, representatives, employees and each person, if any, who controls BRIL within the meaning of Section 15 of the 1933 Act (collectively, the “BRIL Indemnified Parties”) on an as-incurred basis from and against any and all losses, claims, damages or liabilities whatsoever (including any investigation, legal or other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) (collectively, “Losses”) to which the BRIL Indemnified Parties become subject, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) any breach of any representation, warranty or covenant made by the Trust in this Agreement; provided, however, that the Trust shall not be liable in any such case to the extent that any Loss arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in the Prospectus about BRIL in reliance upon and in conformity with written information furnished to the Trust by BRIL expressly for use therein; (B) BRIL’s own willful misfeasance, willful misconduct or gross negligence or BRIL’s reckless disregard of its obligations under this Agreement or arising out of the failure of BRIL to deliver a current Prospectus; or (C) BRIL’s material breach of this Agreement.

The Distribution Agreement also provides that BRIL agrees to indemnify and hold harmless the Trust, each of its trustees, officers, employees and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the “Trust Indemnified Parties”) from and against any and all losses to which the Trust Indemnified Parties become subject, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to the Trust by BRIL about BRIL expressly for use therein; (ii) any breach of any representation, warranty or covenant made by BRIL in the Distribution Agreement; and (iii) the actions or omissions of any person acting under the supervision of BRIL in providing services under the Distribution Agreement; provided, however, that BRIL shall not be liable in any such case to the extent that any loss arises out of or is based upon (A) the Trust’s own willful misfeasance, willful misconduct or gross negligence or the Trust’s reckless disregard of its obligations under the Distribution Agreement or (B) the Trust’s material breach of the Distribution Agreement.

The Authorized Participant Agreement:

The Authorized Participant Agreement provides that the Authorized Participant (the “Participant”) agrees to indemnify and hold harmless the Fund and its respective subsidiaries, affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each an “Indemnified Party”) from and against any loss, liability, cost and expense (including attorneys’ fees) incurred by such Indemnified Party as a result of (i) any breach by the Participant of any provision of the Authorized Participant Agreement that relates to the Participant; (ii) any failure on the part of the Participant to perform any of its obligations set forth in the Authorized Participant Agreement; (iii) any failure by the Participant to comply with applicable laws, including rules and regulations of self-regulatory organizations; or (iv) actions of such Indemnified Party in reliance upon any instructions issued in accordance with Annex II, III or IV (as each may be amended from time to time) of the Authorized Participant Agreement reasonably believed by the distributor and/or the transfer agent to be genuine and to have been given by the Participant.

Section 5.1 of the Fifth Amended and Restated Securities Lending Agency Agreement:

The Fifth Amended and Restated Securities Lending Agency Agreement provides that the Trust on behalf of each Fund agrees to indemnify BTC and to hold it harmless from and against any and all costs, expenses, damages, liabilities or claims (including reasonable fees and expenses of counsel) which BTC may sustain or incur or which may be asserted against BTC by reason of or as a result of any action taken or omitted by BTC in connection with or arising out of BTC’s operating under and in compliance with this Agreement, except those costs, expenses, damages, liabilities or claims arising out of BTC’s negligence, bad faith, willful misconduct, or reckless disregard of its obligations and duties hereunder. Actions taken or omitted in reasonable reliance upon Oral Instructions or Written Instructions, any Certificate, or upon any information, order, indenture, stock certificate, power of attorney, assignment, affidavit or other instrument reasonably believed by BTC to be genuine or bearing the signature of a person or persons reasonably believed by BTC to be genuine or bearing the signature of a person or persons reasonably believed to be authorized to sign, countersign or execute the same, shall be presumed to have been taken or omitted in good faith.

The Fifth Amended and Restated Securities Lending Agency Agreement also provides that BTC shall indemnify and hold harmless the Trust and each Fund, its Board of Trustees and its agents and BFA and any investment adviser for the Funds from any and all loss, liability, costs, damages, actions, and claims (“Loss”) to the extent that any such Loss arises out of the material breach of this

Agreement by or negligent acts or omissions or willful misconduct of BTC, its officers, directors or employees or any of its agents or subcustodians in connection with the securities lending activities undertaken pursuant to this Agreement, provided that BTC’s indemnification obligation with respect to the acts or omissions of its subcustodians shall not exceed the indemnification provided by the applicable subcustodian to BTC.

The Participation Agreement:

The Form of Participation Agreement generally provides that each Investing Fund agrees to hold harmless and indemnify the iShares Funds, including any of their principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the iShares Funds, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from (i) a violation or alleged violation by such Investing Fund of any provision of this Agreement or (ii) a violation or alleged violation by such Investing Fund of the terms and conditions of the iShares Order, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims.

The iShares Funds agree to hold harmless and indemnify an Investing Fund, including any of its directors or trustees, officers, employees and agents, against and from any Claims asserted against the Investing Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from (i) a violation or alleged violation by the iShares Fund of any provision of this Agreement or (ii) a violation or alleged violation by the iShares Fund of the terms and conditions of the iShares Order, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no iShares Fund shall be liable for indemnifying any Investing Fund for any Claims resulting from violations that occur as a result of incomplete or inaccurate information provided by the Investing Fund to such iShares Fund pursuant to terms and conditions of the iShares Order or this Agreement.

Sublicense Agreements between the Registrant and BFA:

The Sublicense Agreements generally provide that the Trust shall indemnify and hold harmless BFA, its officers, employees, agents, successors, and assigns against all judgments, damages, costs or losses of any kind (including reasonable attorneys’ and experts’ fees) resulting from any claim, action or proceeding (collectively “claims”) that arises out of or relates to (a) the creation, marketing, advertising, selling, and operation of the Trust or interests therein, (b) any breach by BFA of its covenants, representations, and warranties under the “License Agreement” caused by the actions or inactions of the Trust, or (c) any violation of applicable laws (including, but not limited to, banking, commodities, and securities laws) arising out of the offer, sale, operation, or trading of the Trust or interests therein, except to the extent such claims result from the negligence, gross negligence or willful misconduct of BFA or an affiliate of BFA. The provisions of this section shall survive termination of this Sublicense Agreement.

Item 31. Business and Other Connections of the Investment Adviser:

The Trust is advised by BFA, an indirect wholly owned subsidiary of BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. BFA’s business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

The directors and officers of BFA consist primarily of persons who during the past two years have been active in the investment management business. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information as to the executive officers and directors of BFA is included in its Form ADV filed with the SEC (File No. 801-22609) and is incorporated herein by reference.

Director or Officer	Capacity with BFA	Principal Business(es) During Last Two Fiscal Years
FINK, LAURENCE DOUGLAS	CHIEF EXECUTIVE OFFICER	Chairman and Chief Executive Officer of BlackRock, Inc.

GOLDSTEIN, ROBERT LAWRENCE	CHIEF OPERATING OFFICER AND DIRECTOR	Senior Managing Director and Chief Operating Officer of BlackRock, Inc.

KAPITO, ROBERT STEVEN	PRESIDENT	President and Director of BlackRock, Inc.

MEADE, CHRISTOPHER JOSEPH	GENERAL COUNSEL AND CHIEF LEGAL OFFICER	Senior Managing Director and Chief Legal Officer of BlackRock, Inc.

PARK, CHARLES CHOON SIK	CHIEF COMPLIANCE OFFICER	Managing Director of BlackRock, Inc. and Chief Compliance Officer of BlackRock’s registered investment companies

SHEDLIN, GARY STEPHEN	CHIEF FINANCIAL OFFICER AND DIRECTOR	Senior Managing Director and Chief Financial Officer of BlackRock Inc.

WALTCHER, DANIEL RUSSELL	DIRECTOR	Managing Director and Deputy General Counsel of BlackRock, Inc.

BIL acts as sub-adviser for a number of affiliated registered investment companies advised by BFA. The address of each of these registered investment companies is 400 Howard Street, San Francisco, CA 94105. The address of BIL is Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BIL is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information as to the executive officers and directors of BIL is included in its Form ADV filed with the SEC (File No. 801-51087) and is incorporated herein by reference.

Director or Officer	Capacity with BIL	Principal Business(es) During Last Two Fiscal Years
CHARRINGTON, NICHOLAS JAMES	DIRECTOR	Senior Adviser and Non-Executive Chairman of EMEA of BlackRock, Inc., Non-Executive Director of BlackRock Group Limited BlackRock Investment Management (UK) Limited, BlackRock Advisors (UK) Limited and BIL (collectively, the “Joint Boards”)

CLAUSEN, CHRISTIAN	DIRECTOR	Senior Advisor of BlackRock, Inc.

DE FREITAS, ELEANOR JUDITH	DIRECTOR	Managing Director of BlackRock, Inc.

FISHWICK, JAMES EDWARD	DIRECTOR	Managing Director of BlackRock, Inc.

ARCHIBALD, ARTHUR, BENJAMIN	GENERAL COUNSEL	Managing Director of BlackRock, Inc.

LORD, RACHEL	CHIEF EXECUTIVE OFFICER AND DIRECTOR	Senior Managing Director of BlackRock, Inc.

GIBSON, NICHOLAS, JOHN	CHIEF COMPLIANCE OFFICER	Managing Director of BlackRock, Inc.

MULLIN, STACEY JANE	CHIEF OPERATING OFFICER AND DIRECTOR	Managing Director of BlackRock, Inc.

MCDONALD, COLIN, ALISTAIR	CHIEF FINANCIAL OFFICER	Managing Director of BlackRock, Inc., Director of BlackRock Inc.

YOUNG, MARGARET ANNE	DIRECTOR	Non-Executive Director of the Joint Boards

Item 32. Principal Underwriters:

(a)

Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

BRIL, the distributor of certain funds, acts as the principal underwriter or placement agent, as applicable, for each of the following open-end registered investment companies including certain funds of the Registrant:

BlackRock Advantage Global Fund, Inc.	BlackRock Liquidity Funds
BlackRock Advantage SMID Cap Fund, Inc.	BlackRock Mid-Cap Value Series, Inc.
BlackRock Allocation Target Shares	BlackRock Multi-State Municipal Series Trust
BlackRock Bond Fund, Inc.	BlackRock Municipal Bond Fund, Inc.
BlackRock California Municipal Series Trust	BlackRock Municipal Series Trust
BlackRock Capital Appreciation Fund, Inc.	BlackRock Natural Resources Trust
BlackRock Emerging Markets Fund, Inc.	BlackRock Series Fund, Inc.
BlackRock Equity Dividend Fund	BlackRock Series Fund II, Inc.
BlackRock ETF Trust	BlackRock Series, Inc.
BlackRock ETF Trust II	BlackRock Strategic Global Bond Fund, Inc.
BlackRock EuroFund	BlackRock Sustainable Balanced Fund, Inc.
BlackRock Financial Institutions Series Trust	BlackRock Unconstrained Equity Fund
BlackRock FundsSM	BlackRock Variable Series Funds, Inc.
BlackRock Funds II	BlackRock Variable Series Funds II, Inc.
BlackRock Funds III	iShares, Inc.
BlackRock Funds IV	iShares U.S. ETF Trust
BlackRock Funds V	Managed Account Series
BlackRock Funds VI	Managed Account Series II
BlackRock Funds VII, Inc.	Master Bond LLC
BlackRock Global Allocation Fund, Inc.	Master Investment Portfolio
BlackRock Index Funds, Inc.	Master Investment Portfolio II
BlackRock Large Cap Focus Growth Fund, Inc.	Master Large Cap Series LLC
BlackRock Large Cap Focus Value Fund, Inc.	Quantitative Master Series LLC
BlackRock Large Cap Series Funds, Inc.

BRIL also acts as the distributor or placement agent for the following closed-end registered investment companies:

BlackRock Core Bond Trust
BlackRock Corporate High Yield Fund, Inc.
BlackRock Credit Strategies Fund
BlackRock Health Sciences Trust
BlackRock Hedge Fund Guided Portfolio Solution
BlackRock Income Trust, Inc.
BlackRock Investment Quality Municipal Trust, Inc.
BlackRock Limited Duration Income Trust
BlackRock Multi-Sector Income Trust
BlackRock MuniAssets Fund, Inc.
BlackRock Municpal Income Trust
BlackRock Municipal Income Trust II
BlackRock Private Investments Fund
BlackRock Science and Technology Trust
BlackRock Taxable Municipal Bond Trust
BlackRock Utilities, Infrastructure & Power Opportunities Trust

BRIL provides numerous financial services to BlackRock-advised funds and is the distributor of BlackRock’s open-end funds. These services include coordinating and executing Authorized Participation Agreements, preparing, reviewing and providing advice with respect to all sales literature and responding to Financial Industry Regulatory Authority comments on marketing materials.

(b)	Set forth below is information concerning each director and officer of BRIL. The principal business address for each such person is 55 East 52nd Street, New York, NY 10055.

Name	Position(s) and Office(s) with BRIL	Position(s) and Office(s) with Registrant
Abigail Reynolds	Chairman and Member, Board of Managers, and Chief Executive Officer	None
Christopher Meade	Chief Legal Officer, General Counsel and Senior Managing Director	None
Lauren Bradley	Chief Financial Officer and Vice President	None
Gregory Rosta	Chief Compliance Officer and Director	None
Jon Maro	Chief Operating Officer and Director	None
Andrew Dickson	Secretary and Managing Director	None
Terri Slane	Assistant Secretary and Director	None
Anne Ackerley	Member, Board of Managers, and Managing Director	None
Michael Bishopp	Managing Director	None
Samara Cohen	Managing Director	None
Jonathan Diorio	Managing Director	None
Lisa Hill	Managing Director	None
Brendan Kyne	Managing Director	None
Martin Small	Member, Board of Managers, and Managing Director	None
Jonathan Steel	Managing Director	None
Ariana Brown	Director	None
Chris Nugent	Director	None
Lourdes Sanchez	Vice President	None
Lisa Belle	Anti-Money Laundering Officer	Anti-Money Laundering Compliance Officer
Zach Buchwald	Member, Board of Managers	None
Gerald Pucci	Member, Board of Managers	None
Philip Vasan	Member, Board of Managers	None

(c)	Not applicable.

Item 33. Location of Accounts and Records:

(a)

The Trust maintains accounts, books and other documents required by Section 31(a) of the 1940 Act and the rules thereunder (collectively, the “Records”) at the offices of BlackRock, 60 State Street, Boston, MA 02109.

(b)	BFA and/or its affiliates maintains all Records relating to its services as investment adviser at 400 Howard Street, San Francisco, CA 94105.

(c)	BRIL maintains all Records relating to its services as distributor of certain Funds at 1 University Square Drive, Princeton, NJ 08540.

(d)

State Street maintains all Records relating to its services as transfer agent at 1 Heritage Drive, North Quincy, MA 02171. State Street maintains all Records relating to its services as fund accountant and custodian at 1 Lincoln Street, Mail Stop SFC0805, Boston, MA 02111.

(e)	BlackRock International Limited maintains all Records relating to its functions as current or former sub-adviser at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom.

Item 34. Management Services:

Not applicable.

Item 35. Undertakings:

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 2,590 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Francisco and the State of California on the 30th day of September, 2022.

iSHARES TRUST

By:
Armando Senra*
President
Date:	September 30, 2022

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2,590 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

By:
Salim Ramji*
Trustee
Date:	September 30, 2022

John E. Martinez*
Trustee
Date:	September 30, 2022

Cecilia H. Herbert*
Trustee
Date:	September 30, 2022

John E. Kerrigan*
Trustee
Date:	September 30, 2022

Robert S. Kapito*
Trustee
Date:	September 30, 2022

Madhav V. Rajan*
Trustee
Date:	September 30, 2022

Jane D. Carlin*
Trustee
Date:	September 30, 2022

Drew E. Lawton*
Trustee
Date:	September 30, 2022

Richard L. Fagnani*
Trustee
Date:	September 30, 2022

/s/ Trent W. Walker
Trent W. Walker*
Treasurer and Chief Financial Officer
Date:	September 30, 2022

* By:	/s/ Trent W. Walker
Trent W. Walker
Attorney-in-fact
Date:	September 30, 2022

*

Powers of Attorney, each dated June 15, 2022, for Armando Senra, Salim Ramji, Jane D. Carlin, Cecilia H. Herbert, John E. Kerrigan, John E. Martinez, Madhav V. Rajan, Robert S. Kapito, Drew E. Lawton, Richard L. Fagnani and Trent W. Walker are incorporated herein by reference to PEA No. 2,556.